UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04391

                                   PBHG Funds
               (Exact name of registrant as specified in charter)
                                    --------


               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087 (Address of principal executive offices) (Zip code)

                                David J. Bullock
                           Liberty Ridge Capital, Inc.
               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                     (Name and address of agent for service)

                                   Copies to:

    William H. Rheiner, Esq.                         John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll                Liberty Ridge Capital, Inc.
 1735 Market Street, 51st Floor                   1400 Liberty Ridge Drive
  Philadelphia, PA 19103-7599                        Wayne, PA 19087
        (215) 864-8600                               (610) 647-4100


       Registrant's telephone number, including area code: 1-610-647-4100

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2005

Item 1.    Reports to Stockholders.

                               2005 ANNUAL REPORT
                               ------------------
                                 March 31, 2005


                                 [Logo omitted]
                                  PBHG(R) FUNDS

                                                                      PBHG FUNDS

                                                                                                          TABLE OF CONTENTS

Message to Shareholders ..............................................................................................       1

PBHG Growth Funds

      PBHG EMERGING GROWTH FUND
           PBHG Class (PBEGX), Class A (PAEGX), Class C (PCEGX) ......................................................       2

      PBHG GROWTH FUND
           PBHG Class (PBHGX), Advisor Class (PBGWX), Class A (PAHGX), Class C (PCHGX) ...............................       4

      PBHG LARGE CAP GROWTH CONCENTRATED FUND
           PBHG Class (PLCPX), Advisor Class (PLTAX), Class A (PLGAX), Class C (PCLAX) ...............................       6

      PBHG LARGE CAP GROWTH FUND
           PBHG Class (PBHLX), Advisor Class (PBLAX), Class A (PALGX), Class C (PCLGX) ...............................       8

      PBHG SELECT GROWTH FUND
           PBHG Class (PBHEX), Class A (PAHEX), Class C (PCHEX) ......................................................      10

      PBHG STRATEGIC SMALL COMPANY FUND
           PBHG Class (PSSCX), Advisor Class (PBSSX), Class A (PSSAX), Class C (PCSSX) ...............................      12

PBHG Blend Funds

      ANALYTIC DISCIPLINED EQUITY FUND
           PBHG Class (PBDEX), Class A (PADEX), Class C (PCDEX) ......................................................      14

      PBHG FOCUSED FUND
           PBHG Class (PBFVX), Class A (PAFCX), Class C (PCFCX) ......................................................      16

      PBHG LARGE CAP FUND
           PBHG Class (PLCVX), Advisor Class (PBLVX), Class A (PLCAX), Class C (PCCAX) ...............................      18

      PBHG MID-CAP FUND
           PBHG Class (PBMCX), Advisor Class (PMCAX), Class A (PAMIX), Class C (PCCPX) ...............................      20

      PBHG SMALL CAP FUND
           PBHG Class (PBSVX), Advisor Class (PVAAX), Class A (PSAMX), Class C (PSCMX) ...............................      22

PBHG Value Funds

      CLIPPER FOCUS FUND
           PBHG Class (PBFOX), Advisor Class (PCLFX), Class A (PAFOX), Class C (PCFOX) ...............................      24

      TS&W SMALL CAP VALUE FUND
           PBHG Class (PSMVX), Class A (PACVX), Class C (PCCVX) ......................................................      26

PBHG FUNDS


TABLE OF CONTENTS -- Concluded


PBHG Specialty Funds

      HEITMAN REIT FUND
           PBHG Class (PBRTX), Advisor Class (PBRAX), Class A (PARTX), Class C (PCRTX) ...............................      28

      PBHG TECHNOLOGY & COMMUNICATIONS FUND
           PBHG Class (PBTCX), Advisor Class (PTNAX), Class A (PATCX), Class C (PCOMX) ...............................      30

PBHG Fixed Income Funds

      DWIGHT INTERMEDIATE FIXED INCOME FUND
           PBHG Class (PBFIX), Class A (PAFIX), Class C (PCIRX) ......................................................      32

      DWIGHT SHORT TERM FIXED INCOME FUND
           PBHG Class (PBCPX), Advisor Class (PACPX), Class A (PIRAX), Class C (PIRCX) ...............................      34

PBHG Money Market Funds

      PBHG CASH RESERVES FUND
           (PBCXX) ...................................................................................................      36


Statements of Net Assets .............................................................................................      38

Statements of Operations .............................................................................................      90

Statements of Changes in Net Assets ..................................................................................      94

Financial Highlights .................................................................................................     100

Notes to Financial Statements ........................................................................................     109

Report of Independent Registered Public Accounting Firm ..............................................................     126

PBHG Funds Shareholder Meetings and Security Proxy Voting Guidelines .................................................     127

PBHG Funds Disclosure Notes ..........................................................................................     128

Notice to Shareholders ...............................................................................................     130

Trustees and Officers of the Trust ...................................................................................     131

Disclosure of Fund Expenses ..........................................................................................     133

Statement Regarding Basis for Approval of Investment Advisory Contract ...............................................     137


                                                                      PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   A quick glance at the numbers reveals very little about the past year. Although virtually all of the major indices ended up in positive territory for the past twelve months, the path for getting there was deceptively thorny. Various obstacles threatened to derail the market's progress at every turn. The summer months were particularly difficult, with explosive tensions in the Middle East and terrorism remaining fundamental concerns. Investors also grew increasingly worried over the potential for a stalemate in the presidential election here at home. Fortunately, a good portion of this anxiety dissipated in the fourth quarter of last year with the conclusive outcome of the election. The market staged a strong rally which buoyed the major averages for the period. However, as they said goodbye to 2004, investors greeted other concerns, including oil, inflation and rising interest rates, in the new year.

   Oil prices had a significant impact on stocks throughout much of the year, but especially in the first quarter of 2005 when the price per barrel hit a record high. While corporate profits remained strong throughout the period, rising energy costs have squeezed margins. For the most part, productivity gains have kept earnings robust and inflation in check. However, evidence of rising prices has begun to emerge. At the consumer level, higher prices at the pump have pinched wallets, threatening consumer spending and sentiment. As you may recall, strong consumer spending has been one of the key components of the economic recovery. Attempting to balance economic growth against inflationary pressures, the Federal Reserve made seven quarter-point increases to short-term interest over the period. Unfortunately, while these increases have been widely expected, rising interest rates tend to create a difficult environment for stocks and the most recent months have been no exception.

   As we stated above, performance during the period was deceiving. The outperformance of the energy sector and oil-related industries contributed strong gains to many of the major averages and some of our funds. Meanwhile, our small cap funds benefited from the favorable returns enjoyed by many smaller companies throughout much of the period. However, the cycle of outperformance for many value and small cap investments eclipsed the struggles of other sectors. Despite steady economic growth during the period, economically sensitive sectors, such as technology, did not perform as many expected. This was detrimental to our growth funds. The Fed's commitment to tightening monetary policy also generated challenges along with opportunities. The decision to strategically position against rising interest rates proved beneficial for our bond funds. We invite you to read more about the successes and disappointments faced by our funds amid this challenging environment on the pages that follow.

   We have continued to make strategic changes to our fund family to best meet our goals of providing top quality investment choices and superior service and performance to shareholders. From a market perspective, our portfolio managers anticipate another challenging year ahead, but they remain optimistic, confident in their investment strategies and dedicated to meeting whatever challenges they may face as they strive to exceed the expectations of our shareholders. We thank you for your confidence in the PBHG Funds. We look forward to the year ahead and the opportunity to continue to serve your investment needs.

Sincerely,

/S/Signature

David J. Bullock
PRESIDENT
PBHG FUNDS

PBHG FUNDS

PBHG EMERGING GROWTH FUND

PORTFOLIO MANAGER: James M. Smith, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities such as common stocks of small sized companies.

STRATEGY: The Fund's strategy is to invest in those securities that Liberty Ridge Capital, Inc. ("Liberty Ridge") believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance

    For the 12 months ended March 31, 2005, PBHG Emerging Growth Fund-PBHG Class returned at net asset value -1.90% versus a return of 0.87% for its benchmark, the Russell 2000(R) Growth Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    The market environment during the fiscal year was generally lacking in leadership and conviction. After a breathless catch-up period during the prior year, when a strongly accelerating economy pulled prices sharply upward, this year prices meandered. The reality of decent economic growth was countered by a pattern of interest rate tightening, which historically has seldom been conducive to higher valuation multiples. Investing in high growth companies remained an out of favor discipline. Hopes were raised during the December quarter, as anecdotal evidence accumulated of a strong holiday selling season, particularly for consumer electronic products and services. Just as quickly, though, the seasonally weaker March quarter shaped up as a tentative one, with earnings prospects looking a bit softer, a technology capital spending recovery not in evidence yet, and a renewed aversion to riskier assets.

Portfolio Discussion

    The Fund has substantively adjusted some of its sector weighting throughout the year to reflect the maturing of the business cycle. Growth continues, but at a slower pace, and the rising trend of short rates will either provoke a mid cycle slowdown (good case) or alternatively provoke a recession (bad case). Either way, a reduced exposure to technology seemed appropriate, with the result that the technology sector weighting was pared during the year. The mirror image of this change was to increase health care, a more defensive area, by a significant measure, and also add more modestly to our consumer holdings. It is important to note that throughout the period, basic commodity prices, especially oil, have been historically strong. As small capitalization growth investors, energy stocks, steel stocks, and chemical stocks do not fit with our investment disciplines, and our lack of exposure to these areas was a significant drag on performance versus the benchmark.
    A relatively small number of positions had a positive impact on the Fund. In the consumer area long term holding Urban Outfitters experienced another excellent year, with the share price doubling. The company's unique positioning of apparel and accessories for younger women generated extraordinary company store sales gains. Another consumer winner was restauranteur Red Robin Gourmet Burgers. In health care strong gains from Ventana Medical, one of the world's leading suppliers of automated diagnostic systems to the anatomical pathology market, Intuitive Surgical, and LCA Vision, a chain of facilities for laser vision correction, were notable. Other positive contributors to performance over the period were Ceradyne, F5 Networks, and retailer Bebe Stores.
    Earnings issues were the most frequent trouble spots for those issues negatively impacting performance. For example, losses in eResearch accumulated when the company's order rate failed to support overly optimistic forecasts. Other disappointments due to bad earnings include Omnivision Technology and Integrated Silicon Solutions.
    Of special note regarding the Fund, PBHG Funds' Board of Trustees has approved a proposal to seek shareholder approval of a reorganization of the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund. A shareholder meeting regarding this reorganization is expected to be held in Summer 2005.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.




                                       AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                 One            Annualized        Annualized         Annualized        Annualized
                                Year              3 Year            5 Year             10 Year          Inception
                               Return             Return            Return             Return            to Date
---------------------------------------------------------------------------------------------------------------------------
   PBHG Class                  (1.90)%           (4.43)%           (19.65)%           (0.63)%             4.30%
---------------------------------------------------------------------------------------------------------------------------
   Class A with load           (7.76)%           (6.56)%           (20.87)%           (1.59)%             3.40%
---------------------------------------------------------------------------------------------------------------------------
   Class A without load        (2.14)%           (4.69)%           (19.92)%           (1.01)%             3.92%
---------------------------------------------------------------------------------------------------------------------------
   Class C with load           (3.91)%           (5.41)%           (20.52)%           (1.75)%             3.14%
---------------------------------------------------------------------------------------------------------------------------
   Class C without load        (2.94)%           (5.41)%           (20.52)%           (1.75)%             3.14%
---------------------------------------------------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG EMERGING GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER
                         SMALL-CAP GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                     PBHG Emerging                                                            Lipper Small-Cap
               Growth Fund -- PBHG Class         Russell 2000(R) Growth Index              Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

6/14/93                  $10,000                             $10,000                               $10,000
6/30/93                  $10,120                             $11,413                               $10,000
7/31/93                  $10,320                             $11,527                               $10,060
8/31/93                  $11,440                             $12,079                               $10,613
9/30/93                  $12,650                             $12,478                               $11,012
10/31/93                 $13,220                             $12,839                               $11,174
11/30/93                 $12,480                             $12,319                               $10,780
12/31/93                 $13,258                             $12,806                               $11,298
1/31/94                  $13,800                             $13,146                               $11,640
2/28/94                  $14,244                             $13,089                               $11,643
3/31/94                  $13,258                             $12,285                               $10,962
4/30/94                  $13,420                             $12,303                               $10,937
5/31/94                  $13,008                             $12,028                               $10,725
6/30/94                  $12,152                             $11,514                               $10,228
7/31/94                  $12,520                             $11,678                               $10,421
8/31/94                  $13,854                             $12,535                               $11,124
9/30/94                  $14,797                             $12,587                               $11,207
10/31/94                 $15,816                             $12,721                               $11,402
11/30/94                 $15,621                             $12,207                               $10,988
12/31/94                 $16,411                             $12,494                               $11,211
1/31/95                  $15,704                             $12,240                               $11,077
2/28/95                  $16,324                             $12,805                               $11,528
3/31/95                  $17,497                             $13,179                               $11,914
4/30/95                  $17,878                             $13,377                               $12,038
5/31/95                  $17,976                             $13,553                               $12,229
6/30/95                  $19,617                             $14,487                               $13,105
7/31/95                  $21,584                             $15,616                               $14,205
8/31/95                  $21,834                             $15,808                               $14,421
9/30/95                  $22,627                             $16,134                               $14,832
10/31/95                 $21,942                             $15,340                               $14,384
11/30/95                 $23,257                             $16,017                               $14,941
12/31/95                 $24,361                             $16,372                               $15,228
1/31/96                  $23,780                             $16,237                               $15,127
2/29/96                  $25,136                             $16,977                               $15,869
3/31/96                  $26,275                             $17,313                               $16,353
4/30/96                  $30,079                             $18,642                               $17,867
5/31/96                  $31,457                             $19,598                               $18,732
6/30/96                  $29,509                             $18,324                               $17,848
7/31/96                  $25,443                             $16,087                               $16,043
8/31/96                  $27,448                             $17,278                               $17,092
9/30/96                  $29,999                             $18,168                               $18,138
10/31/96                 $28,404                             $17,384                               $17,567
11/30/96                 $28,347                             $17,868                               $17,938
12/31/96                 $28,522                             $18,216                               $18,123
1/31/97                  $28,817                             $18,671                               $18,615
2/28/97                  $24,603                             $17,544                               $17,534
3/31/97                  $22,672                             $16,306                               $16,429
4/30/97                  $21,601                             $16,117                               $16,267
5/31/97                  $25,874                             $18,539                               $18,430
6/30/97                  $27,357                             $19,168                               $19,464
7/31/97                  $28,216                             $20,150                               $20,826
8/31/97                  $28,522                             $20,755                               $21,195
9/30/97                  $31,289                             $22,411                               $22,869
10/31/97                 $28,687                             $21,065                               $21,744
11/30/97                 $27,616                             $20,563                               $21,342
12/31/97                 $27,475                             $20,575                               $21,462
1/31/98                  $27,145                             $20,300                               $21,191
2/28/98                  $29,111                             $22,092                               $22,958
3/31/98                  $30,406                             $23,019                               $24,111
4/30/98                  $30,618                             $23,160                               $24,330
5/31/98                  $27,899                             $21,478                               $22,778
6/30/98                  $28,758                             $21,697                               $23,343
7/31/98                  $26,321                             $19,885                               $21,772
8/31/98                  $21,401                             $15,295                               $17,185
9/30/98                  $23,296                             $16,846                               $18,474
10/31/98                 $23,013                             $17,725                               $19,268
11/30/98                 $24,826                             $19,099                               $20,865
12/31/98                 $28,300                             $20,828                               $23,077
1/31/99                  $28,394                             $21,765                               $23,688
2/28/99                  $25,098                             $19,774                               $21,613
3/31/99                  $24,353                             $20,478                               $22,588
4/30/99                  $23,762                             $22,286                               $23,677
5/31/99                  $24,790                             $22,321                               $23,902
6/30/99                  $27,579                             $23,497                               $25,998
7/31/99                  $26,929                             $22,771                               $25,928
8/31/99                  $26,669                             $21,919                               $25,640
9/30/99                  $28,784                             $22,342                               $26,260
10/31/99                 $30,699                             $22,914                               $27,676
11/30/99                 $34,007                             $25,337                               $31,091
12/31/99                 $41,981                             $29,803                               $36,706
1/31/00                  $40,339                             $29,525                               $36,383
2/29/00                  $53,650                             $36,395                               $45,020
3/31/00                  $49,029                             $32,569                               $42,842
4/30/00                  $42,901                             $29,280                               $38,352
5/31/00                  $37,691                             $26,717                               $35,322
6/30/00                  $47,522                             $30,168                               $40,942
7/31/00                  $43,244                             $27,583                               $38,420
8/31/00                  $50,353                             $30,484                               $42,792
9/30/00                  $47,595                             $28,969                               $41,200
10/31/00                 $40,425                             $26,618                               $38,559
11/30/00                 $29,859                             $21,785                               $31,985
12/31/00                 $31,394                             $23,118                               $34,719
1/31/01                  $31,182                             $24,989                               $35,768
2/28/01                  $24,729                             $21,564                               $31,032
3/31/01                  $21,105                             $19,603                               $28,106
4/30/01                  $25,707                             $22,003                               $31,614
5/31/01                  $24,914                             $22,513                               $32,284
6/30/01                  $25,152                             $23,127                               $33,178
7/31/01                  $22,758                             $21,154                               $31,287
8/31/01                  $20,537                             $19,833                               $29,425
9/30/01                  $16,490                             $16,633                               $24,944
10/31/01                 $18,381                             $18,233                               $26,914
11/30/01                 $20,497                             $19,755                               $29,078
12/31/01                 $21,172                             $20,985                               $30,829
1/31/02                  $20,114                             $20,238                               $29,916
2/28/02                  $16,980                             $18,928                               $28,044
3/31/02                  $18,818                             $20,573                               $30,186
4/30/02                  $16,834                             $20,128                               $29,350
5/31/02                  $15,353                             $18,951                               $27,923
6/30/02                  $13,555                             $17,344                               $25,910
7/31/02                  $11,743                             $14,679                               $22,314
8/31/02                  $11,306                             $14,672                               $22,294
9/30/02                   $9,931                             $13,612                               $20,838
10/31/02                 $11,227                             $14,300                               $21,724
11/30/02                 $13,092                             $15,718                               $23,349
12/31/02                 $11,095                             $14,634                               $21,847
1/31/03                  $10,883                             $14,237                               $21,323
2/28/03                  $10,606                             $13,857                               $20,726
3/31/03                  $10,500                             $14,067                               $21,070
4/30/03                  $11,650                             $15,398                               $22,804
5/31/03                  $13,184                             $17,133                               $25,007
6/30/03                  $13,713                             $17,463                               $25,692
7/31/03                  $14,864                             $18,784                               $27,249
8/31/03                  $16,265                             $19,792                               $28,780
9/30/03                  $15,908                             $19,291                               $28,084
10/31/03                 $17,641                             $20,958                               $30,648
11/30/03                 $18,143                             $21,641                               $31,607
12/31/03                 $17,376                             $21,738                               $31,617
1/31/04                  $17,892                             $22,880                               $32,932
2/29/04                  $17,389                             $22,845                               $32,899
3/31/04                  $16,742                             $22,951                               $32,860
4/30/04                  $15,327                             $21,799                               $31,171
5/31/04                  $16,186                             $22,233                               $31,728
6/30/04                  $16,411                             $22,973                               $32,687
7/31/04                  $14,507                             $20,911                               $29,918
8/31/04                  $13,766                             $20,461                               $29,009
9/30/04                  $14,679                             $21,592                               $30,711
10/31/04                 $15,538                             $22,117                               $31,482
11/30/04                 $16,570                             $23,986                               $33,714
12/31/04                 $17,495                             $24,848                               $35,083
1/31/05                  $16,861                             $23,729                               $33,729
2/28/05                  $16,966                             $24,054                               $34,326
3/31/05                  $16,424                             $23,152                               $33,200


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG EMERGING GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Emerging Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Emerging Growth Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and/or reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Effective December 9, 2004, James M. Smith became sole manager of the Emerging Growth Fund. Jim M. Smith co-managed the Fund between May 3, 2004 and December 8, 2004. The PBHG Emerging Growth Fund-PBHG Class commenced operations on June 14, 1993. The PBHG Emerging Growth Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were (2.10)% and 1.05%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 1.82% and 1.05%, respectively. For more information on the Russell 2000(R) Growth Index, the Lipper Small-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at June 30, 1993.


           SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     1%
Cash                                                1%
Consumer Cyclical                                  23%
Energy                                              1%
Health Care                                        25%
Industrial                                          4%
Services                                           12%
Technology                                         32%
Transportation                                      1%

           % of Total Portfolio Investments


    TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Urban Outfitters                                  2.6%
DiamondCluster International                      2.6%
Gen-Probe                                         2.5%
Red Robin Gourmet Burgers                         2.4%
Ventana Medical Systems                           2.4%
American Healthways                               2.3%
F5 Networks                                       2.3%
Macromedia                                        2.3%
Witness Systems                                   2.0%
Charles River Associates                          1.9%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  23.3%

PBHG FUNDS

PBHG GROWTH FUND

PORTFOLIO MANAGER: Samuel H. Baker, CFA*

Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Liberty Ridge believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the fund's investment at the time of purchase. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance

    For the fiscal year ended March 31, 2005 PBHG Growth Fund-PBHG Class returned at net asset value 0.11%, underperforming the 8.31% return of its benchmark, the Russell Midcap(R) Growth Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    Although the major market indexes finished the year in positive territory, investors over the past 12 months were faced with the challenges of rising interest rates, record oil prices, continuing conflict in the Middle East, concerns over the presidential election and the ever-increasing threat of inflation. On the positive side, the economy continued to grow, consumer spending remained robust and capital spending improved as well. This made it a difficult year for the markets to gain any real momentum. During the period the market tended to favor more value-oriented sectors such as energy, oil-related industries and basic materials, with energy finishing the year as the top performing sector in the benchmark. The primary driver of the Fund's underpeformance can be tied to our lack of exposure to these areas, as we have difficulty finding stocks with the growth characteristics that we seek within these sectors.

Portfolio Discussion

    The market environment during the period proved to be difficult for economically-sensitive sectors such as technology. Our heavy overweight position and some poor performing selections detracted from our results in this sector. One disappointing technology holding was Omnivision Technologies, a specialty semiconductor maker which had issues surrounding a delayed fourth quarter earnings release and an announcement that it may need to restate some of its fiscal 2003 and 2004 results. Other technology names that suffered during the period included Broadcom, Cypress Semiconductor and Foundry Networks. However, there were a few bright spots, with Marvell Technology Group, Autodesk and Cognizant Technology Solutions making positive contributions to portfolio returns.
    The health care sector was another trouble spot for the Fund relative to the benchmark. While we had a neutral weighting in this sector for the year, our security selection detracted from performance. Omnicare, a distributor of drugs to nursing homes, was hurt by tighter government reimbursement standards, and Taro Pharmaceuticals, experienced unexpected earnings problems during the year. These two holdings have been eliminated from the portfolio.
    Consumer stocks presented a brighter picture for the Fund, as several apparel retailers generated very positive returns. A leading performer was American Eagle Outfitters, a merchant of casual apparel that continued to exhibit strong same store sales. Chico's, another apparel merchant, Coach and PETCO Animal Supplies were other winners in this sector. Despite our underweight position in financials, Chicago Mercantile Exchange was a positive contributor to Fund performance.
    In the services area, a noteworthy change was to lessen our exposure to education stocks. This was a successful and significant exposure for the Fund on a multi-year basis. However, growing issues related to enrollment trends and reimbursement metrics has led to increased caution. Both Corinthian Colleges and Career Education were eliminated from Fund holdings and University of Phoenix has been merged into its parent Apollo Group, a good investment which the Fund continues to own.
    Since mid-December, we have brought down the number of stocks held in the portfolio from 99 to 82. In doing so, we have shed stocks we felt had become too big for our market cap constraints, and stocks which we were no longer comfortable owning. We have also started to position the portfolio more towards companies with steady, consistent results and away from riskier, non-performing companies. Reducing the number of holdings allows us to focus on fewer, steadier companies over longer periods of time. We believe the liquidity in the stocks we own will allow us to do this prudently.
    It is our belief that decelerating global growth will help dampen oil prices and help ease recession worries as the year progresses. We hope to see the Fed finish its tightening cycle later in the year and investors begin to focus on the moderate growth and stable economy, in what we believe is a positive environment.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.




                                        AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                  One           Annualized        Annualized         Annualized        Annualized
                                 Year             3 Year            5 Year             10 Year          Inception
                                Return            Return            Return             Return            to Date
---------------------------------------------------------------------------------------------------------------------------
   PBHG Class                   0.11%             (1.03)%          (18.18)%             2.96%            10.82%
---------------------------------------------------------------------------------------------------------------------------
   Advisor Class               (0.22)%            (1.30)%          (18.37)%             2.70%            10.55%
---------------------------------------------------------------------------------------------------------------------------
   Class A with load           (5.92)%            (3.26)%          (19.44)%             1.94%            10.12%
---------------------------------------------------------------------------------------------------------------------------
   Class A without load        (0.16)%            (1.33)%          (18.48)%             2.55%            10.46%
---------------------------------------------------------------------------------------------------------------------------
   Class C with load           (1.87)%            (2.06)%          (19.08)%             1.78%             9.64%
---------------------------------------------------------------------------------------------------------------------------
   Class C without load        (0.88)%            (2.06)%          (19.08)%             1.78%             9.64%
---------------------------------------------------------------------------------------------------------------------------



      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL MIDCAP(R) GROWTH INDEX AND THE
                       LIPPER MID-CAP GROWTH FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]


                                                                                                Lipper Mid-Cap
             PBHG Growth Fund -- PBHG Class       Russell Midcap(R) Growth Index             Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

12/31/85                 $10,000                             $10,000                               $10,000
1/31/86                  $10,250                             $10,212                               $10,192
2/28/86                  $11,080                             $10,998                               $11,091
3/31/86                  $11,510                             $11,594                               $11,757
4/30/86                  $11,640                             $11,679                               $11,885
5/31/86                  $12,580                             $12,470                               $12,631
6/30/86                  $12,680                             $12,657                               $12,827
7/31/86                  $11,700                             $11,565                               $11,806
8/31/86                  $12,380                             $12,085                               $12,342
9/30/86                  $11,240                             $11,145                               $11,319
10/31/86                 $12,193                             $11,761                               $12,002
11/30/86                 $12,676                             $11,933                               $12,115
12/31/86                 $12,394                             $11,650                               $11,755
1/31/87                  $14,728                             $13,238                               $13,388
2/28/87                  $16,509                             $14,421                               $14,385
3/31/87                  $16,871                             $14,640                               $14,580
4/30/87                  $16,911                             $14,431                               $14,200
5/31/87                  $17,046                             $14,499                               $14,292
6/30/87                  $16,508                             $14,647                               $14,877
7/31/87                  $16,604                             $15,178                               $15,554
8/31/87                  $17,548                             $15,766                               $16,196
9/30/87                  $17,524                             $15,536                               $15,838
10/31/87                 $12,898                             $11,422                               $11,487
11/30/87                 $11,840                             $10,610                               $10,688
12/31/87                 $13,832                             $11,960                               $12,079
1/31/88                  $13,566                             $12,019                               $12,202
2/29/88                  $14,814                             $12,937                               $13,203
3/31/88                  $14,660                             $13,102                               $13,262
4/30/88                  $15,011                             $13,381                               $13,337
5/31/88                  $14,576                             $13,183                               $13,101
6/30/88                  $15,684                             $14,136                               $14,091
7/31/88                  $14,969                             $13,744                               $13,558
8/31/88                  $14,099                             $13,289                               $13,041
9/30/88                  $14,744                             $13,821                               $13,557
10/31/88                 $14,449                             $13,674                               $13,475
11/30/88                 $14,119                             $13,343                               $13,151
12/31/88                 $14,780                             $13,912                               $13,640
1/31/89                  $15,792                             $14,776                               $14,444
2/28/89                  $15,553                             $14,717                               $14,326
3/31/89                  $15,244                             $15,076                               $14,501
4/30/89                  $16,467                             $16,004                               $15,327
5/31/89                  $18,020                             $16,861                               $16,142
6/30/89                  $17,004                             $16,468                               $15,925
7/31/89                  $18,401                             $17,698                               $17,173
8/31/89                  $19,177                             $18,273                               $17,838
9/30/89                  $19,896                             $18,425                               $17,831
10/31/89                 $18,852                             $17,588                               $17,088
11/30/89                 $18,698                             $17,778                               $17,492
12/31/89                 $19,109                             $18,016                               $17,935
1/31/90                  $17,501                             $16,512                               $16,273
2/28/90                  $18,537                             $16,961                               $16,607
3/31/90                  $19,377                             $17,628                               $17,303
4/30/90                  $18,948                             $17,258                               $16,825
5/31/90                  $21,627                             $19,076                               $18,555
6/30/90                  $21,823                             $19,168                               $18,784
7/31/90                  $20,716                             $18,628                               $18,185
8/31/90                  $17,984                             $16,551                               $16,071
9/30/90                  $15,483                             $15,291                               $14,982
10/31/90                 $14,787                             $14,812                               $14,702
11/30/90                 $16,614                             $16,052                               $16,275
12/31/90                 $17,266                             $16,808                               $17,014
1/31/91                  $19,518                             $18,123                               $18,290
2/28/91                  $20,782                             $19,551                               $19,901
3/31/91                  $22,659                             $20,616                               $20,940
4/30/91                  $22,284                             $20,456                               $20,754
5/31/91                  $23,271                             $21,589                               $21,803
6/30/91                  $20,664                             $20,356                               $20,615
7/31/91                  $22,323                             $21,716                               $21,655
8/31/91                  $23,449                             $22,663                               $22,332
9/30/91                  $23,074                             $22,663                               $22,306
10/31/91                 $23,745                             $23,376                               $22,806
11/30/91                 $22,724                             $22,469                               $22,054
12/31/91                 $26,179                             $25,402                               $25,015
1/31/92                  $27,174                             $25,928                               $25,238
2/29/92                  $27,447                             $26,368                               $25,293
3/31/92                  $25,782                             $25,198                               $24,254
4/30/92                  $24,862                             $24,351                               $23,789
5/31/92                  $24,688                             $24,417                               $23,836
6/30/92                  $23,544                             $23,445                               $23,127
7/31/92                  $23,420                             $24,322                               $24,158
8/31/92                  $22,649                             $23,748                               $23,841
9/30/92                  $23,644                             $24,318                               $24,364
10/31/92                 $25,061                             $25,339                               $25,097
11/30/92                 $28,298                             $27,234                               $26,683
12/31/92                 $33,612                             $28,092                               $27,194
1/31/93                  $33,003                             $28,646                               $27,515
2/28/93                  $30,891                             $27,520                               $26,668
3/31/93                  $34,668                             $28,544                               $27,440
4/30/93                  $33,868                             $27,573                               $26,313
5/31/93                  $37,613                             $29,164                               $27,555
6/30/93                  $39,822                             $29,406                               $27,442
7/31/93                  $40,302                             $29,530                               $27,355
8/31/93                  $43,375                             $31,101                               $28,945
9/30/93                  $47,344                             $32,127                               $29,292
10/31/93                 $48,145                             $32,419                               $29,764
11/30/93                 $46,320                             $31,363                               $29,071
12/31/93                 $49,312                             $32,699                               $30,238
1/31/94                  $51,258                             $33,578                               $31,016
2/28/94                  $51,777                             $33,330                               $30,749
3/31/94                  $47,592                             $31,513                               $29,300
4/30/94                  $47,884                             $31,479                               $29,228
5/31/94                  $45,192                             $31,013                               $29,271
6/30/94                  $41,591                             $29,648                               $28,012
7/31/94                  $42,888                             $30,455                               $28,788
8/31/94                  $47,657                             $32,370                               $30,505
9/30/94                  $49,052                             $32,224                               $30,002
10/31/94                 $50,577                             $32,901                               $30,520
11/30/94                 $49,571                             $31,615                               $29,174
12/31/94                 $51,654                             $32,219                               $29,583
1/31/95                  $49,122                             $32,016                               $29,939
2/28/95                  $51,849                             $33,469                               $31,532
3/31/95                  $54,219                             $34,651                               $32,782
4/30/95                  $53,667                             $34,976                               $33,057
5/31/95                  $54,089                             $35,571                               $33,872
6/30/95                  $59,998                             $37,972                               $35,414
7/31/95                  $67,238                             $40,808                               $37,642
8/31/95                  $67,141                             $41,355                               $38,055
9/30/95                  $70,712                             $42,484                               $38,902
10/31/95                 $72,660                             $41,647                               $37,919
11/30/95                 $75,550                             $43,230                               $39,613
12/31/95                 $77,660                             $43,528                               $39,635
1/31/96                  $74,186                             $43,755                               $40,335
2/29/96                  $79,673                             $45,443                               $41,860
3/31/96                  $82,140                             $46,180                               $42,190
4/30/96                  $89,056                             $49,200                               $44,228
5/31/96                  $93,114                             $50,966                               $45,132
6/30/96                  $89,348                             $49,259                               $43,768
7/31/96                  $80,128                             $44,904                               $40,370
8/31/96                  $84,218                             $47,572                               $42,552
9/30/96                  $91,621                             $50,678                               $45,255
10/31/96                 $85,192                             $49,705                               $44,724
11/30/96                 $87,465                             $51,614                               $47,359
12/31/96                 $85,290                             $51,309                               $46,562
1/31/97                  $85,225                             $53,238                               $48,622
2/28/97                  $76,102                             $50,752                               $47,551
3/31/97                  $68,375                             $47,605                               $44,864
4/30/97                  $68,667                             $48,139                               $45,963
5/31/97                  $77,141                             $53,135                               $50,082
6/30/97                  $80,420                             $55,234                               $51,467
7/31/97                  $85,972                             $59,730                               $56,394
8/31/97                  $84,153                             $59,432                               $55,844
9/30/97                  $90,192                             $63,681                               $58,670
10/31/97                 $85,160                             $60,682                               $55,732
11/30/97                 $82,465                             $60,348                               $56,318
12/31/97                 $82,433                             $61,120                               $57,057
1/31/98                  $80,290                             $60,216                               $56,030
2/28/98                  $87,757                             $65,611                               $61,298
3/31/98                  $91,653                             $68,872                               $63,867
4/30/98                  $92,010                             $69,588                               $64,735
5/31/98                  $83,569                             $66,053                               $62,072
6/30/98                  $88,212                             $68,900                               $63,828
7/31/98                  $80,095                             $65,428                               $61,094
8/31/98                  $60,388                             $52,394                               $49,433
9/30/98                  $65,063                             $56,114                               $53,173
10/31/98                 $66,524                             $58,903                               $57,088
11/30/98                 $72,530                             $63,068                               $60,938
12/31/98                 $82,920                             $70,428                               $67,249
1/31/99                  $84,705                             $72,618                               $69,265
2/28/99                  $76,167                             $67,767                               $65,878
3/31/99                  $79,576                             $72,077                               $69,547
4/30/99                  $76,102                             $75,220                               $72,716
5/31/99                  $78,764                             $75,235                               $71,781
6/30/99                  $88,764                             $80,697                               $76,792
7/31/99                  $87,530                             $79,470                               $74,347
8/31/99                  $89,803                             $78,779                               $73,574
9/30/99                  $96,978                             $79,448                               $72,948
10/31/99                $105,776                             $85,852                               $78,589
11/30/99                $122,561                             $95,227                               $86,727
12/31/99                $159,576                            $111,815                              $101,744
1/31/00                 $159,543                            $109,848                              $101,724
2/29/00                 $216,428                            $134,333                              $123,109
3/31/00                 $197,803                            $131,418                              $123,236
4/30/00                 $166,851                            $119,971                              $111,273
5/31/00                 $151,392                            $111,441                              $103,163
6/30/00                 $180,997                            $124,714                              $114,109
7/31/00                 $168,367                            $121,184                              $106,884
8/31/00                 $198,511                            $136,345                              $123,003
9/30/00                 $182,277                            $132,309                              $116,989
10/31/00                $166,582                            $123,881                              $108,983
11/30/00                $120,137                            $103,131                               $85,300
12/31/00                $122,895                            $109,855                               $89,791
1/31/01                 $129,968                            $112,019                               $94,920
2/28/01                 $101,003                             $97,255                               $78,502
3/31/01                  $85,908                             $86,790                               $67,267
4/30/01                 $101,833                             $97,682                               $78,479
5/31/01                 $100,212                             $97,839                               $78,111
6/30/01                 $101,319                             $97,340                               $78,152
7/31/01                  $92,033                             $92,375                               $72,881
8/31/01                  $81,600                             $86,057                               $67,599
9/30/01                  $69,588                             $73,768                               $56,427
10/31/01                 $73,342                             $78,415                               $62,359
11/30/01                 $78,479                             $85,049                               $69,072
12/31/01                 $80,454                             $88,349                               $71,697
1/31/02                  $76,266                             $85,681                               $69,369
2/28/02                  $70,101                             $81,431                               $65,437
3/31/02                  $74,843                             $86,627                               $70,431
4/30/02                  $74,883                             $83,699                               $66,702
5/31/02                  $71,800                             $81,104                               $64,712
6/30/02                  $65,952                             $74,032                               $57,570
7/31/02                  $60,025                             $66,436                               $51,977
8/31/02                  $59,037                             $65,825                               $51,796
9/30/02                  $56,271                             $61,421                               $47,681
10/31/02                 $57,891                             $64,775                               $51,374
11/30/02                 $59,590                             $68,396                               $55,395
12/31/02                 $56,034                             $64,217                               $52,048
1/31/03                  $55,362                             $63,311                               $51,537
2/28/03                  $54,295                             $62,324                               $51,089
3/31/03                  $54,927                             $63,159                               $52,041
4/30/03                  $58,207                             $67,479                               $55,584
5/31/03                  $62,317                             $73,093                               $60,932
6/30/03                  $62,198                             $74,262                               $61,801
7/31/03                  $64,055                             $77,003                               $64,010
8/31/03                  $68,046                             $80,907                               $67,535
9/30/03                  $65,913                             $78,358                               $66,225
10/31/03                 $71,959                             $84,643                               $71,563
11/30/03                 $72,828                             $86,640                               $73,477
12/31/03                 $70,378                             $87,082                               $74,279
1/31/04                  $72,670                             $89,424                               $76,732
2/29/04                  $72,986                             $90,578                               $78,019
3/31/04                  $72,472                             $90,569                               $77,870
4/30/04                  $69,074                             $87,164                               $75,672
5/31/04                  $71,484                             $89,046                               $77,458
6/30/04                  $72,512                             $91,094                               $78,690
7/31/04                  $65,004                             $84,599                               $73,479
8/31/04                  $63,463                             $83,000                               $72,573
9/30/04                  $65,992                             $86,661                               $75,283
10/31/04                 $68,205                             $89,070                               $77,836
11/30/04                 $71,682                             $93,960                               $81,856
12/31/04                 $75,792                             $98,019                               $85,777
1/31/05                  $72,630                             $95,274                               $83,481
2/28/05                  $73,658                             $96,999                               $85,595
3/31/05                  $72,551                             $95,156                               $84,345


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Effective December 9, 2004, Samuel H. Baker, CFA began managing the Growth Fund. The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985. The performance shown for the Advisor Class prior to its inception on August 16, 1996, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was (1.72)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Growth Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 2.21% and 5.56%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 6.34% and 5.56%, respectively. For more information on the Russell Midcap(R) Growth Index, the Lipper Mid-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at December 31, 1985.


        SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                1%
Consumer Cyclical                                  27%
Financial                                           4%
Health Care                                        16%
Industrial                                          9%
Services                                           12%
Technology                                         30%
Transportation                                      1%

         % of Total Portfolio Investments


    TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Cognizant Technology Solutions, Cl A              4.1%
Corporate Executive Board                         3.7%
Cognos                                            3.0%
Coach                                             2.8%
Apollo Group, Cl A                                2.6%
Zebra Technologies, Cl A                          2.6%
Marvell Technology Group                          2.3%
Lam Research                                      2.2%
Avid Technology                                   2.1%
Precision Castparts                               2.1%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  27.5%

PBHG FUNDS

PBHG LARGE CAP GROWTH CONCENTRATED FUND

PORTFOLIO MANAGER: Michael S. Sutton, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Liberty Ridge believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the fund's investment. Liberty Ridge expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance Discussion

    For the fiscal year ended March 31, 2005, PBHG Large Cap Growth Concentrated Fund-PBHG Class returned -7.21% at net asset value. Over the same period, the Fund's benchmark, the Russell 1000(R) Growth Index, returned 1.16%. The portfolio's limited number of holdings and commitment to growth style investing left the Fund broadly exposed to the adverse market forces that plagued equities, and aggressive growth stocks in particular during the period. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    The past 12 months sent both the Fund and the broad market on a roller coaster ride, with an assortment of macroeconomic concerns providing the stomach-lurching thrills. During the course of the period, stocks were beset by anxiety over tensions in the Middle East, rising interest rates, inflation, the halting economic recovery, and presidential election concerns. While some of these issues retreated from the headlines, such as the election and terrorism, new worries were in line to take top billing. The most prominent of these concerns was record oil prices. Over the past several months, rising oil prices took a significant toll on the market and fueled inflationary pressures, while taxing both consumers' wallets and their outlook for the future.
    As energy costs skyrocketed and concerns over inflation reemerged, the Federal Reserve responded by raising the federal funds rate seven times since June 2004. By March 2005, the rate stood at 2.75%. The Fed has pledged to continue its measured campaign to bring short-term interest rates to what it considers a neutral level. Most economists anticipate that the Fed will continue to tighten monetary policy until rates reach 4.00-4.25%. Periods of rising interest rates are generally perceived as bad for stocks and can be particularly difficult for longer-duration assets, such as aggressive growth stocks. While most of the economic news remained guardedly positive during the period, economically sensitive stocks, such as those in the technology sector, did not respond in a typical fashion, largely due to overriding concerns over rising interest rates and oil. Interest rate sensitive stocks, such as financials and REITs, also struggled in the latter half of the period amid the shifting interest rate environment.

Portfolio Discussion

    The volatile and disappointing performance of many growth stocks had a profound effect on Fund returns for the period. For much of the last twelve months, value-style investments significantly outperformed relative to growth stocks. While generally bad for stocks, high oil prices did provide a boost to some areas, such as oil-related industries, basic materials, and utilities. The Index's performance was driven primarily by strong returns from these sectors. Unfortunately, these are not sectors in which we are typically represented, as they generally lack the growth characteristics we seek. Our lack of exposure to these areas was detrimental to performance. In contrast, stocks with the highest price/earnings ratios fared poorly. The non-diversified nature of the Fund and its commitment to growth stock investing provided little shelter from the adverse market conditions of the period. On an overall basis, our heavy overweighting in technology, disappointing results from several of our health care holdings, and our lack of exposure to less economically sensitive sectors accounted for most of the Fund's underperformance relative to the benchmark.
    Stock returns were inconsistent over the past twelve months, as some top performers in one quarter became laggards in the following quarter. Several key holdings had a particularly turbulent twelve months, including eBay and Yahoo. Despite these difficulties, Yahoo was one of the Fund's top contributors while eBay finished the period slightly positive.
    Within the technology sector, the semiconductor group detracted most from Fund performance. Broadcom, Cisco Systems, Intel and Xilinx continued to trend down as concerns over inventory surpluses and slowing business momentum kept their prices suppressed.
    Several of our health care holdings also lagged during the period, as drug and product recalls, slowing revenue, and other concerns plagued the sector. Among these holdings were Boston Scientific and Biogen Idec. Boston Scientific was hurt by recall issues for its Taxus drug eluding stent product and concerns over its prospects for future growth. Biogen Idec became the latest victim of a highly publicized drug recall. In late February, the company voluntarily suspended the marketing of its multiple sclerosis drug Tysabri after serious complications within the clinical trial. Prior to this development, some analysts were convinced that Tysabri would be one of the next blockbuster drugs. Due to Biogen's poor stock performance and uncertainty surrounding Tysabri's future prospects, we eliminated our position in the company.
    While there are still many factors working in support of stocks, familiar obstacles remain in the way. Oil, inflation, the weak dollar, and growing federal deficit all pose significant threats. Stronger inflation and a sustained period of rising interest rates could prove to be stiff headwinds for stocks. However, we believe the market has already priced in much of this bad news. We believe that any relief from the current, pervasive negative sentiment could provide a positive upside surprise to many of our holdings over the short- and medium-term.
    We also believe that the outlook for our asset class, large cap growth stocks, may be more attractive than other segments of the equity market. While there is never a guarantee that past historical patterns in the stock market will repeat themselves, the extended outperformance of value style investments and smaller company stocks could be losing steam. As the economic recovery matures, larger cap stocks may be poised to inherit a leadership position. Larger, multinational firms with multiple business lines and global operations may be better positioned to withstand rising interest rates, slower growth and the weak dollar. Furthermore, we believe the recent run-up in commodities and oil-related industries limits the upside potential of these areas going forward. As these areas begin to lose their attractiveness, we anticipate that many overlooked growth sectors could return to favor.

* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                         PBHG LARGE CAP GROWTH CONCENTRATED FUND


           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.




                                      AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                       (7.21)%             (2.53)%              (18.32)%               8.23%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                    (7.46)%             (2.75)%              (18.51)%               7.97%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load               (12.80)%             (4.70)%              (19.57)%               7.06%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load             (7.48)%             (2.81)%              (18.61)%               7.82%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                (9.09)%             (3.52)%              (19.21)%               7.02%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load             (8.17)%             (3.52)%              (19.21)%               7.02%
---------------------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP
 GROWTH CONCENTRATED FUND - PBHG CLASS VERSUS THE RUSSELL 1000(R) GROWTH INDEX
                 AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE


[Line chart omitted -- plot points are as follows:]

                      PBHG Large Cap                                                           Lipper Large-Cap
           Growth Concentrated Fund --PBHG Class    Russell 1000(R) Growth Index             Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

11/30/96                 $10,000                             $10,000                               $10,000
12/31/96                  $9,841                              $9,804                                $9,788
1/31/97                  $10,462                             $10,492                               $10,386
2/28/97                  $10,001                             $10,421                               $10,214
3/31/97                   $9,260                              $9,857                                $9,678
4/30/97                   $9,881                             $10,511                               $10,177
5/31/97                  $10,912                             $11,270                               $10,915
6/30/97                  $11,523                             $11,721                               $11,357
7/31/97                  $12,854                             $12,758                               $12,423
8/31/97                  $12,234                             $12,011                               $11,909
9/30/97                  $12,914                             $12,602                               $12,558
10/31/97                 $12,424                             $12,136                               $12,101
11/30/97                 $12,494                             $12,652                               $12,344
12/31/97                 $13,084                             $12,793                               $12,511
1/31/98                  $13,355                             $13,176                               $12,678
2/28/98                  $15,097                             $14,167                               $13,699
3/31/98                  $15,998                             $14,732                               $14,356
4/30/98                  $16,278                             $14,935                               $14,575
5/31/98                  $15,848                             $14,512                               $14,196
6/30/98                  $17,589                             $15,400                               $15,006
7/31/98                  $17,609                             $15,298                               $14,858
8/31/98                  $14,516                             $13,002                               $12,437
9/30/98                  $16,708                             $14,001                               $13,292
10/31/98                 $17,069                             $15,127                               $14,160
11/30/98                 $18,320                             $16,277                               $15,120
12/31/98                 $21,960                             $17,745                               $16,648
1/31/99                  $23,995                             $18,787                               $17,656
2/28/99                  $22,294                             $17,929                               $16,958
3/31/99                  $24,400                             $18,873                               $17,906
4/30/99                  $23,337                             $18,897                               $18,094
5/31/99                  $22,527                             $18,317                               $17,568
6/30/99                  $24,178                             $19,599                               $18,799
7/31/99                  $23,540                             $18,977                               $18,275
8/31/99                  $24,512                             $19,287                               $18,245
9/30/99                  $25,372                             $18,881                               $18,076
10/31/99                 $28,136                             $20,307                               $19,314
11/30/99                 $33,614                             $21,403                               $20,396
12/31/99                 $44,567                             $23,629                               $22,812
1/31/00                  $43,320                             $22,521                               $21,920
2/29/00                  $51,964                             $23,622                               $23,330
3/31/00                  $53,163                             $25,313                               $24,636
4/30/00                  $47,264                             $24,109                               $23,321
5/31/00                  $41,293                             $22,895                               $22,115
6/30/00                  $49,926                             $24,630                               $23,577
7/31/00                  $49,542                             $23,603                               $23,075
8/31/00                  $56,665                             $25,740                               $24,999
9/30/00                  $51,916                             $23,305                               $23,434
10/31/00                 $46,677                             $22,202                               $22,415
11/30/00                 $35,502                             $18,930                               $19,750
12/31/00                 $34,725                             $18,331                               $19,825
1/31/01                  $35,483                             $19,597                               $20,277
2/28/01                  $29,172                             $16,270                               $17,515
3/31/01                  $24,542                             $14,500                               $15,881
4/30/01                  $27,008                             $16,333                               $17,434
5/31/01                  $26,719                             $16,093                               $17,310
6/30/01                  $25,741                             $15,720                               $16,789
7/31/01                  $24,652                             $15,327                               $16,264
8/31/01                  $22,089                             $14,074                               $14,987
9/30/01                  $20,008                             $12,669                               $13,551
10/31/01                 $21,111                             $13,333                               $14,076
11/30/01                 $22,819                             $14,614                               $15,344
12/31/01                 $22,447                             $14,587                               $15,401
1/31/02                  $20,918                             $14,329                               $15,074
2/28/02                  $20,325                             $13,735                               $14,440
3/31/02                  $20,876                             $14,210                               $15,039
4/30/02                  $20,284                             $13,050                               $14,067
5/31/02                  $19,443                             $12,734                               $13,779
6/30/02                  $18,368                             $11,556                               $12,692
7/31/02                  $16,357                             $10,921                               $11,729
8/31/02                  $16,246                             $10,954                               $11,771
9/30/02                  $15,447                              $9,817                               $10,711
10/31/02                 $16,219                             $10,718                               $11,556
11/30/02                 $16,164                             $11,300                               $12,041
12/31/02                 $15,392                             $10,519                               $11,209
1/31/03                  $15,034                             $10,264                               $10,974
2/28/03                  $15,061                             $10,217                               $10,877
3/31/03                  $15,640                             $10,407                               $11,080
4/30/03                  $16,536                             $11,177                               $11,869
5/31/03                  $17,431                             $11,735                               $12,457
6/30/03                  $17,748                             $11,896                               $12,570
7/31/03                  $18,630                             $12,192                               $12,909
8/31/03                  $19,223                             $12,495                               $13,201
9/30/03                  $18,341                             $12,362                               $12,952
10/31/03                 $20,008                             $13,056                               $13,730
11/30/03                 $20,311                             $13,193                               $13,836
12/31/03                 $20,463                             $13,649                               $14,231
1/31/04                  $21,179                             $13,928                               $14,485
2/29/04                  $20,904                             $14,016                               $14,561
3/31/04                  $20,835                             $13,756                               $14,384
4/30/04                  $20,201                             $13,596                               $14,082
5/31/04                  $21,303                             $13,850                               $14,354
6/30/04                  $21,882                             $14,023                               $14,557
7/31/04                  $19,939                             $13,230                               $13,716
8/31/04                  $19,250                             $13,165                               $13,614
9/30/04                  $19,953                             $13,290                               $13,899
10/31/04                 $20,380                             $13,497                               $14,102
11/30/04                 $21,676                             $13,961                               $14,694
12/31/04                 $21,979                             $14,509                               $15,250
1/31/05                  $20,504                             $14,025                               $14,737
2/28/05                  $20,022                             $14,174                               $14,815
3/31/05                  $19,333                             $13,916                               $14,562


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP GROWTH CONCENTRATED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Growth Concentrated Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Large Cap Growth Concentrated Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in a limited number of securities may involve greater risks and more price volatility than Funds that do not limit the number of securities in which they invest. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Michael S. Sutton has managed the Fund since December 9, 2004, and has been involved in the management of the Fund since November 1999. The PBHG Large Cap Growth Concentrated Fund-PBHG Class commenced operations on November 29, 1996. The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was (13.06)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Large Cap Growth Concentrated Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were (0.71)% and 2.54%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 3.28% and 2.54%, respectively. For more information on the Russell 1000(R) Growth Index, the Lipper Large-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at November 30, 1996.


        SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                4%
Consumer Cyclical                                  11%
Financial                                           5%
Health Care                                        17%
Services                                           12%
Technology                                         51%

         % of Total Portfolio Investments


   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Yahoo!                                           10.5%
Symantec                                          7.1%
Teva Pharmaceutical Industries ADR                6.3%
eBay                                              6.1%
Apollo Group, Cl A                                6.0%
Qualcomm                                          5.9%
Zimmer Holdings                                   5.5%
Infosys Technologies ADR                          5.2%
Staples                                           5.2%
Goldman Sachs Group                               5.0%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  62.8%

PBHG FUNDS

PBHG LARGE CAP GROWTH FUND

PORTFOLIO MANAGER: Michael S. Sutton, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Liberty Ridge believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. Liberty Ridge expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance Discussion

    For the fiscal year ended March 31, 2005, PBHG Large Cap Growth Fund-PBHG Class returned -3.03% at net asset value. Over the same period, the Fund's benchmark, the Russell 1000(R) Growth Index, returned 1.16%. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    The past 12 months sent both the Fund and the broad market on a roller coaster ride, with an assortment of macroeconomic concerns providing the stomach-lurching thrills. During the course of the period, stocks were beset by anxiety over tensions in the Middle East, rising interest rates, inflation, the halting economic recovery, and presidential election concerns. While some of these issues retreated from the headlines, such as the election and terrorism, new worries were in line to take top billing. The most prominent of these concerns was record oil prices. Over the past several months, rising oil prices took a significant toll on the market and fueled inflationary pressures, while taxing both consumers' wallets and their outlook for the future.
    As energy costs skyrocketed and concerns over inflation reemerged, the Federal Reserve responded by raising the federal funds rate seven times since June 2004. By March 2005, the rate stood at 2.75%. The Fed has pledged to continue its measured campaign to bring short-term interest rates to what it considers a neutral level. Most economists anticipate that the Fed will continue to tighten monetary policy until rates reach 4.00-4.25%. Periods of rising interest rates are generally perceived as bad for stocks and can be particularly difficult for longer-duration assets, such as aggressive growth stocks. While most of the economic news remained guardedly positive during the period, economically sensitive stocks, such as those in the technology sector, did not respond in a typical fashion, largely due to overriding concerns over rising interest rates and oil. Interest rate sensitive stocks, such as financials and REITs, also struggled in the latter half of the period amid the shifting interest rate environment.

Portfolio Discussion

    For much of the period, value-style investments triumphed over growth to the detriment of the performance of the Fund and that of many growth investors. While generally bad for stocks, high oil prices provided a boost to some areas, such as oil-related industries, basic materials, and utilities. The Index's performance was driven primarily by strong returns from these sectors. Unfortunately, these are not sectors in which we are typically represented, as they generally lack the growth characteristics we seek. Our lack of exposure to these areas was detrimental to performance. In contrast, stocks with the highest price/earnings ratios fared poorly and our focus on these types of stocks had a significant impact on returns. On an overall basis, our overweight position in the technology sector and stock selection within the health care sector had the greatest impact on returns and accounted for most of the Fund's underperformance relative to the benchmark.
    Stock returns were inconsistent over the past twelve months, as some top performers in one quarter became laggards in the following quarter. Several key holdings had a particularly turbulent twelve months, including eBay and Yahoo. Despite these difficulties, Yahoo was one of the Fund's top contributors while eBay finished the period slightly positive.
    Within the technology sector, the semiconductor group detracted most from Fund performance. Broadcom, Cisco Systems, Intel and Xilinx continued to trend down as concerns over inventory surpluses and slowing business momentum kept their prices suppressed.
    Several of our health care holdings also lagged during the period, as drug and product recalls, slowing revenue, and other concerns plagued the sector. Among these holdings were Boston Scientific and Biogen Idec. Boston Scientific was hurt by recall issues for its Taxus drug eluding stent product and concerns over its prospects for future growth. Biogen Idec became the latest victim of a highly publicized drug recall. In late February, the company voluntarily suspended the marketing of its multiple sclerosis drug Tysabri after serious complications within the clinical trial. Prior to this development, some analysts were convinced that Tysabri would be one of the next blockbuster drugs. Due to Biogen's poor stock performance and uncertainty surrounding Tysabri's future prospects, we eliminated our position in the company.
    While there are still many factors working in support of stocks, familiar obstacles remain in the way. Oil, inflation, the weak dollar, and growing federal deficit all pose significant threats. Stronger inflation and a sustained period of rising interest rates could prove to be stiff headwinds for stocks. However, we believe the market has already priced in much of this bad news. We believe that any relief from the current, pervasive negative sentiment could provide a positive upside surprise to many of our holdings over the short- and medium-term.
    We also believe that the outlook for our asset class, large cap growth stocks, may be more attractive than other segments of the equity market. While there is never a guarantee that past historical patterns in the stock market will repeat themselves, the extended outperformance of value style investments and smaller company stocks could be losing steam. As the economic recovery matures, larger cap stocks may be poised to inherit a leadership position. Larger, multinational firms with multiple business lines and global operations may be better positioned to withstand rising interest rates, slower growth and the weak dollar. Furthermore, we believe the recent run-up in commodities and oil-related industries limits the upside potential of these areas going forward. As these areas begin to lose their attractiveness, we anticipate that many overlooked growth sectors could return to favor.

* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.




                                   AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                  One              Annualized           Annualized           Annualized
                                 Year                3 Year               5 Year              Inception
                                Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                    (3.03)%              (0.80)%             (11.86)%              11.25%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                 (3.31)%              (1.08)%             (11.83)%              11.13%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load             (8.87)%              (3.00)%             (13.14)%              10.35%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load          (3.29)%              (1.06)%             (12.11)%              11.01%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load             (4.98)%              (1.80)%             (12.77)%              10.17%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load          (4.02)%              (1.80)%             (12.77)%              10.17%
---------------------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER
                         LARGE-CAP GROWTH FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]

                                                          Russell 1000(R)                      Lipper Large-Cap
        PBHG Large Cap Growth Fund -- PBHG Class           Growth Index                      Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

4/5/95                   $10,000                             $10,000                               $10,000
4/30/95                  $10,000                             $10,000                               $10,000
5/31/95                  $10,070                             $10,349                               $10,317
6/30/95                  $10,920                             $10,748                               $10,829
7/31/95                  $11,740                             $11,195                               $11,381
8/31/95                  $12,310                             $11,207                               $11,450
9/30/95                  $13,160                             $11,724                               $11,833
10/31/95                 $13,510                             $11,732                               $11,752
11/30/95                 $13,720                             $12,188                               $12,165
12/31/95                 $13,383                             $12,258                               $12,136
1/31/96                  $14,146                             $12,668                               $12,449
2/29/96                  $14,827                             $12,899                               $12,775
3/31/96                  $14,992                             $12,916                               $12,821
4/30/96                  $15,880                             $13,256                               $13,222
5/31/96                  $16,509                             $13,719                               $13,594
6/30/96                  $16,158                             $13,738                               $13,421
7/31/96                  $15,023                             $12,933                               $12,623
8/31/96                  $15,601                             $13,267                               $13,056
9/30/96                  $16,870                             $14,233                               $13,943
10/31/96                 $16,365                             $14,318                               $14,031
11/30/96                 $16,994                             $15,393                               $14,907
12/31/96                 $16,514                             $15,092                               $14,591
1/31/97                  $17,247                             $16,151                               $15,482
2/28/97                  $16,504                             $16,041                               $15,225
3/31/97                  $14,727                             $15,173                               $14,427
4/30/97                  $15,626                             $16,181                               $15,170
5/31/97                  $17,330                             $17,348                               $16,270
6/30/97                  $18,197                             $18,043                               $16,929
7/31/97                  $19,860                             $19,638                               $18,519
8/31/97                  $18,941                             $18,489                               $17,752
9/30/97                  $20,139                             $19,399                               $18,720
10/31/97                 $19,282                             $18,682                               $18,038
11/30/97                 $19,365                             $19,475                               $18,401
12/31/97                 $20,206                             $19,693                               $18,649
1/31/98                  $19,893                             $20,282                               $18,899
2/28/98                  $22,450                             $21,808                               $20,421
3/31/98                  $23,681                             $22,677                               $21,401
4/30/98                  $23,817                             $22,991                               $21,726
5/31/98                  $23,160                             $22,338                               $21,161
6/30/98                  $24,861                             $23,707                               $22,369
7/31/98                  $24,621                             $23,550                               $22,148
8/31/98                  $19,945                             $20,015                               $18,540
9/30/98                  $21,458                             $21,553                               $19,814
10/31/98                 $21,573                             $23,285                               $21,108
11/30/98                 $22,993                             $25,056                               $22,539
12/31/98                 $26,353                             $27,316                               $24,817
1/31/99                  $27,213                             $28,920                               $26,319
2/28/99                  $25,671                             $27,599                               $25,279
3/31/99                  $27,447                             $29,052                               $26,692
4/30/99                  $27,157                             $29,089                               $26,973
5/31/99                  $26,029                             $28,196                               $26,188
6/30/99                  $27,950                             $30,170                               $28,023
7/31/99                  $26,933                             $29,212                               $27,242
8/31/99                  $27,135                             $29,689                               $27,198
9/30/99                  $27,593                             $29,065                               $26,945
10/31/99                 $30,363                             $31,260                               $28,791
11/30/99                 $34,284                             $32,947                               $30,403
12/31/99                 $44,025                             $36,373                               $34,006
1/31/00                  $44,792                             $34,668                               $32,676
2/29/00                  $56,129                             $36,363                               $34,777
3/31/00                  $54,509                             $38,966                               $36,725
4/30/00                  $48,628                             $37,112                               $34,764
5/31/00                  $44,409                             $35,243                               $32,966
6/30/00                  $52,833                             $37,914                               $35,146
7/31/00                  $52,876                             $36,333                               $34,397
8/31/00                  $59,709                             $39,623                               $37,266
9/30/00                  $56,882                             $35,875                               $34,933
10/31/00                 $51,355                             $34,177                               $33,413
11/30/00                 $42,661                             $29,139                               $29,440
12/31/00                 $43,945                             $28,217                               $29,552
1/31/01                  $44,051                             $30,167                               $30,226
2/28/01                  $39,143                             $25,045                               $26,109
3/31/01                  $34,584                             $22,320                               $23,673
4/30/01                  $37,499                             $25,143                               $25,989
5/31/01                  $37,438                             $24,773                               $25,804
6/30/01                  $36,638                             $24,199                               $25,027
7/31/01                  $35,264                             $23,594                               $24,244
8/31/01                  $32,364                             $21,665                               $22,341
9/30/01                  $28,664                             $19,502                               $20,201
10/31/01                 $29,872                             $20,525                               $20,982
11/30/01                 $31,835                             $22,497                               $22,873
12/31/01                 $31,413                             $22,454                               $22,957
1/31/02                  $30,129                             $22,058                               $22,471
2/28/02                  $28,589                             $21,142                               $21,525
3/31/02                  $29,706                             $21,874                               $22,418
4/30/02                  $28,724                             $20,088                               $20,970
5/31/02                  $27,939                             $19,602                               $20,540
6/30/02                  $26,233                             $17,789                               $18,919
7/31/02                  $23,741                             $16,811                               $17,483
8/31/02                  $23,741                             $16,861                               $17,546
9/30/02                  $22,533                             $15,112                               $15,967
10/31/02                 $23,620                             $16,499                               $17,227
11/30/02                 $23,710                             $17,395                               $17,949
12/31/02                 $22,366                             $16,193                               $16,708
1/31/03                  $22,110                             $15,800                               $16,359
2/28/03                  $22,019                             $15,728                               $16,214
3/31/03                  $22,804                             $16,020                               $16,517
4/30/03                  $23,846                             $17,205                               $17,693
5/31/03                  $25,160                             $18,063                               $18,569
6/30/03                  $25,477                             $18,312                               $18,738
7/31/03                  $26,353                             $18,768                               $19,244
8/31/03                  $26,957                             $19,235                               $19,678
9/30/03                  $26,308                             $19,029                               $19,307
10/31/03                 $28,241                             $20,098                               $20,467
11/30/03                 $28,649                             $20,308                               $20,624
12/31/03                 $29,132                             $21,010                               $21,214
1/31/04                  $30,204                             $21,439                               $21,592
2/29/04                  $30,144                             $21,576                               $21,706
3/31/04                  $29,902                             $21,175                               $21,442
4/30/04                  $28,951                             $20,929                               $20,991
5/31/04                  $29,963                             $21,319                               $21,396
6/30/04                  $30,522                             $21,586                               $21,700
7/31/04                  $28,317                             $20,365                               $20,446
8/31/04                  $27,848                             $20,265                               $20,295
9/30/04                  $28,800                             $20,458                               $20,719
10/31/04                 $29,132                             $20,777                               $21,021
11/30/04                 $30,597                             $21,491                               $21,904
12/31/04                 $31,684                             $22,334                               $22,732
1/31/05                  $30,129                             $21,589                               $21,968
2/28/05                  $29,782                             $21,819                               $22,085
3/31/05                  $28,996                             $21,421                               $21,707


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Michael S. Sutton has managed the Fund since December 9, 2004, and has been involved in the management of the Fund since November 1999. The PBHG Large Cap Growth Fund-PBHG Class commenced operations on April 5, 1995. The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was (9.54)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Large Cap Growth Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 1.96% and 4.84%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 5.64% and 4.84%, respectively. For more information on the Russell 1000(R) Growth Index, the Lipper Large-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at April 30, 1995.


       SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical                                  19%
Consumer Non-Cyclical                               5%
Energy                                              1%
Financial                                           6%
Health Care                                        24%
Industrial                                          5%
Services                                            7%
Technology                                         32%
Transportation                                      1%

        % of Total Portfolio Investments


   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Yahoo!                                            3.4%
eBay                                              3.0%
Qualcomm                                          2.8%
Symantec                                          2.6%
Teva Pharmaceutical Industries ADR                2.4%
Guidant                                           2.3%
Zimmer Holdings                                   2.2%
Infosys Technologies ADR                          2.2%
Apollo Group, Cl A                                2.1%
Goldman Sachs Group                               2.0%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  25.0%

PBHG FUNDS

PBHG SELECT GROWTH FUND

PORTFOLIO MANAGER: Michael S. Sutton, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Liberty Ridge believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance Discussion

    For the fiscal year ended March 31, 2005, PBHG Select Growth Fund-PBHG Class returned -4.59% at net asset value. Over the same period, the Fund's benchmark, the Russell 3000(R) Growth Index, returned 1.15%. The portfolio's limited number of holdings and commitment to growth style investing left the Fund broadly exposed to the adverse market forces that plagued equities, and aggressive growth stocks in particular during the period. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    The past 12 months sent both the Fund and the broad market on a roller coaster ride, with an assortment of macroeconomic concerns providing the stomach-lurching thrills. During the course of the period, stocks were beset by anxiety over tensions in the Middle East, rising interest rates, inflation, the halting economic recovery, and presidential election concerns. While some of these issues retreated from the headlines, such as the election and terrorism, new worries were in line to take top billing. The most prominent of these concerns was record oil prices. Over the past several months, rising oil prices took a significant toll on the market and fueled inflationary pressures, while taxing both consumers' wallets and their outlook for the future.
    As energy costs skyrocketed and concerns over inflation reemerged, the Federal Reserve responded by raising the federal funds rate seven times since June 2004. By March 2005, the rate stood at 2.75%. The Fed has pledged to continue its measured campaign to bring short-term interest rates to what it considers a neutral level. Most economists anticipate that the Fed will continue to tighten monetary policy until rates reach 4.00-4.25%. Periods of rising interest rates are generally perceived as bad for stocks and can be particularly difficult for longer-duration assets, such as aggressive growth stocks. While most of the economic news remained guardedly positive during the period, economically sensitive stocks, such as those in the technology sector, did not respond in a typical fashion, largely due to overriding concerns over rising interest rates and oil. Interest rate sensitive stocks, such as financials and REITs, also struggled in the latter half of the period amid the shifting interest rate environment.

Portfolio Discussion

    The volatile and disappointing performance of many growth stocks had a profound effect on Fund returns for the period. For much of the last twelve months, value-style investments significantly outperformed relative to growth stocks. While generally bad for stocks, high oil prices did provide a boost to some areas, such as oil-related industries, basic materials, and utilities. The Index's performance was driven primarily by strong returns from these sectors. Unfortunately, these are not sectors in which we are typically represented, as they generally lack the growth characteristics we seek. Our lack of exposure to these areas was detrimental to performance. In contrast, stocks with the highest price/earnings ratios fared poorly. The non-diversified nature of the Fund and its commitment to growth stock investing provided little shelter from the adverse market conditions of the period. On an overall basis, our heavy overweighting in technology and health care accounted for most of the Fund's underperformance relative to the benchmark. While our holdings in the consumer cyclical and financials sectors outperformed those areas of the benchmark, their contributions were not enough to overcome technology's disappointing results for the period.
    Stock returns were inconsistent over the past twelve months, as some top performers in one quarter became laggards in the following quarter. Several key holdings had a particularly turbulent twelve months, including eBay and Yahoo. Despite these difficulties, Yahoo was one of the Fund's top contributors for the period.
    Within the technology sector, the semiconductor group generally detracted from Fund performance. Broadcom, one of the worst performers in this area, continued to trend down as concerns over inventory surpluses and slowing business momentum kept its price suppressed. Omnivision Technologies was another holding that underperformed after it lowered its future revenue and income expectations. Concerned over the pricing pressures and demand issues facing the company, we eliminated Omnivision Technologies from the Fund during the period. Despite the sector's difficulties over the last twelve months, we found some bright spots in technology. Autodesk, a company which designs and provides integrated design software, Internet services, and point-of-location applications to consumers and industries, made significant contributions to returns over the period. Indian information technology outsourcer, Cognizant Tech Solutions, was another top performer. Cognizant's higher-than-expected growth has been fueled by the ongoing trend to outsource IT work to lower cost providers, particularly those in India.
    Several of our health care holdings also lagged during the period, as drug and product recalls, slowing revenue, and other concerns plagued the sector. One particular holding, Biogen Idec, became the latest victim of a highly publicized drug recall. In late February, the company voluntarily suspended the marketing of its multiple sclerosis drug Tysabri after serious complications within the clinical trial. Prior to this development, some analysts were convinced that Tysabri would be one of the next blockbuster drugs. Due to Biogen's poor stock performance and uncertainty surrounding Tysabri's future prospects, we eliminated our position in the company. Another small biotechnology stock that hurt Fund performance was The Medicines Co. Due to analysts' concerns about growth for the company's main product, Angiomax, this holding was also sold.
    While there are still many factors working in support of stocks, familiar obstacles remain in the way. Oil, inflation, the weak dollar, and growing federal deficit all pose significant threats. Stronger inflation and a sustained period of rising interest rates could prove to be stiff headwinds for stocks. However, we believe the market has already priced in much of this bad news. We believe that any relief from the current, pervasive negative sentiment could provide a positive upside surprise to many of our holdings over the short- and medium-term.
    Of special note regarding the Fund, PBHG Funds' Board of Trustees has approved a proposal to seek shareholder approval of a reorganization of the PBHG Select Growth Fund into the PBHG Large Cap Growth Concentrated Fund. A shareholder meeting regarding this reorganization is expected to be held in Summer 2005.

* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND


           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                     AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                       (4.59)%             (4.27)%              (23.13)%              9.41%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load               (10.29)%             (6.37)%              (24.28)%              8.38%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load             (4.84)%             (4.51)%              (23.38)%              9.02%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                (6.47)%             (5.22)%              (23.95)%              8.20%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load             (5.53)%             (5.22)%              (23.95)%              8.20%
---------------------------------------------------------------------------------------------------------------------------



  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SELECT GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL 3000(R) GROWTH INDEX AND THE LIPPER
                         MULTI-CAP GROWTH FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]


                                                                                               Lipper Multi-Cap
        PBHG Select Growth Fund -- PBHG Class     Russell 3000(R) Growth Index              Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

4/5/95                   $10,000                             $10,000                               $10,000
4/30/95                  $10,210                             $10,000                               $10,000
5/31/95                  $10,620                             $10,328                               $10,279
6/30/95                  $11,930                             $10,756                               $10,995
7/31/95                  $13,680                             $11,243                               $11,781
8/31/95                  $14,240                             $11,268                               $11,918
9/30/95                  $14,850                             $11,757                               $12,310
10/31/95                 $15,300                             $11,705                               $12,100
11/30/95                 $15,690                             $12,166                               $12,531
12/31/95                 $15,836                             $12,255                               $12,507
1/31/96                  $16,184                             $12,614                               $12,677
2/29/96                  $17,382                             $12,878                               $13,155
3/31/96                  $17,690                             $12,918                               $13,230
4/30/96                  $19,206                             $13,324                               $13,976
5/31/96                  $20,804                             $13,813                               $14,482
6/30/96                  $20,015                             $13,733                               $14,042
7/31/96                  $18,059                             $12,838                               $12,848
8/31/96                  $19,257                             $13,230                               $13,487
9/30/96                  $21,562                             $14,164                               $14,520
10/31/96                 $20,322                             $14,179                               $14,394
11/30/96                 $20,793                             $15,179                               $15,097
12/31/96                 $20,269                             $14,937                               $14,823
1/31/97                  $20,765                             $15,919                               $15,614
2/28/97                  $18,324                             $15,731                               $14,915
3/31/97                  $16,461                             $14,857                               $14,038
4/30/97                  $16,927                             $15,743                               $14,379
5/31/97                  $19,203                             $16,978                               $15,814
6/30/97                  $19,979                             $17,649                               $16,445
7/31/97                  $21,852                             $19,147                               $18,061
8/31/97                  $20,765                             $18,184                               $17,646
9/30/97                  $22,804                             $19,136                               $18,807
10/31/97                 $21,231                             $18,382                               $18,040
11/30/97                 $20,600                             $19,037                               $18,013
12/31/97                 $21,655                             $19,230                               $18,160
1/31/98                  $21,221                             $19,725                               $18,264
2/28/98                  $23,383                             $21,232                               $19,822
3/31/98                  $24,987                             $22,083                               $20,868
4/30/98                  $24,935                             $22,372                               $21,162
5/31/98                  $23,476                             $21,645                               $20,269
6/30/98                  $26,466                             $22,872                               $21,522
7/31/98                  $24,325                             $22,565                               $20,962
8/31/98                  $19,596                             $19,029                               $17,330
9/30/98                  $21,490                             $20,526                               $18,844
10/31/98                 $20,196                             $22,130                               $19,820
11/30/98                 $21,707                             $23,816                               $21,501
12/31/98                 $25,773                             $25,964                               $24,288
1/31/99                  $26,115                             $27,462                               $26,005
2/28/99                  $23,745                             $26,115                               $24,595
3/31/99                  $26,829                             $27,459                               $26,288
4/30/99                  $25,897                             $27,659                               $26,834
5/31/99                  $24,790                             $26,875                               $26,255
6/30/99                  $26,942                             $28,722                               $28,208
7/31/99                  $26,363                             $27,811                               $27,709
8/31/99                  $28,318                             $28,157                               $27,922
9/30/99                  $29,157                             $27,642                               $28,062
10/31/99                 $35,023                             $29,633                               $30,099
11/30/99                 $44,490                             $31,333                               $32,931
12/31/99                 $67,241                             $34,746                               $38,599
1/31/00                  $70,543                             $33,210                               $37,499
2/29/00                 $101,120                             $35,285                               $43,506
3/31/00                  $91,437                             $37,281                               $43,467
4/30/00                  $71,213                             $35,363                               $39,590
5/31/00                  $63,034                             $33,492                               $36,929
6/30/00                  $86,290                             $36,149                               $40,973
7/31/00                  $83,575                             $34,531                               $39,920
8/31/00                  $97,524                             $37,691                               $44,144
9/30/00                  $89,239                             $34,239                               $41,870
10/31/00                 $77,124                             $32,538                               $39,048
11/30/00                 $51,729                             $27,668                               $32,578
12/31/00                 $50,732                             $26,957                               $33,106
1/31/01                  $52,922                             $28,842                               $34,324
2/28/01                  $40,987                             $24,012                               $28,925
3/31/01                  $32,706                             $21,430                               $25,607
4/30/01                  $37,677                             $24,134                               $28,764
5/31/01                  $37,369                             $23,846                               $28,543
6/30/01                  $37,246                             $23,387                               $28,149
7/31/01                  $33,887                             $22,704                               $26,767
8/31/01                  $30,072                             $20,876                               $24,462
9/30/01                  $25,815                             $18,706                               $21,231
10/31/01                 $27,341                             $19,738                               $22,556
11/30/01                 $30,220                             $21,618                               $24,856
12/31/01                 $30,011                             $21,667                               $25,276
1/31/02                  $28,510                             $21,257                               $24,602
2/28/02                  $26,639                             $20,342                               $23,226
3/31/02                  $27,981                             $21,116                               $24,439
4/30/02                  $26,492                             $19,480                               $22,992
5/31/02                  $25,286                             $18,959                               $22,334
6/30/02                  $23,243                             $17,216                               $20,286
7/31/02                  $21,078                             $16,152                               $18,532
8/31/02                  $20,401                             $16,197                               $18,485
9/30/02                  $19,195                             $14,549                               $16,992
10/31/02                 $20,598                             $15,845                               $18,293
11/30/02                 $21,312                             $16,749                               $19,473
12/31/02                 $19,823                             $15,592                               $18,015
1/31/03                  $18,937                             $15,211                               $17,833
2/28/03                  $18,986                             $15,120                               $17,660
3/31/03                  $19,331                             $15,398                               $17,951
4/30/03                  $20,672                             $16,556                               $19,319
5/31/03                  $22,161                             $17,449                               $20,723
6/30/03                  $22,087                             $17,696                               $21,057
7/31/03                  $23,379                             $18,198                               $21,758
8/31/03                  $24,868                             $18,689                               $22,550
9/30/03                  $23,908                             $18,468                               $22,106
10/31/03                 $25,963                             $19,546                               $23,673
11/30/03                 $26,529                             $19,783                               $24,062
12/31/03                 $25,815                             $20,422                               $24,492
1/31/04                  $26,418                             $20,888                               $25,102
2/29/04                  $26,037                             $21,008                               $25,303
3/31/04                  $25,729                             $20,656                               $25,187
4/30/04                  $25,126                             $20,353                               $24,305
5/31/04                  $26,246                             $20,734                               $24,908
6/30/04                  $26,197                             $21,026                               $25,443
7/31/04                  $23,366                             $19,779                               $23,675
8/31/04                  $23,059                             $19,656                               $23,358
9/30/04                  $24,351                             $19,913                               $24,241
10/31/04                 $24,978                             $20,238                               $24,830
11/30/04                 $26,393                             $21,018                               $26,170
12/31/04                 $27,550                             $21,836                               $27,147
1/31/05                  $25,495                             $21,086                               $26,145
2/28/05                  $25,261                             $21,316                               $26,472
3/31/05                  $24,548                             $20,892                               $25,958


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Select Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in a limited number of securities may involve greater risks and more price volatility than Funds that do not limit the number of securities in which they invest. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund. Michael S. Sutton has managed the Fund since December 9, 2004, and has been involved in the management of the Fund since April 2000. The PBHG Select Growth Fund-PBHG Class commenced operations on April 5, 1995. The PBHG Select Growth Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were (2.44)% and 0.75%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 1.50% and 0.75%, respectively. For more information on the Russell 3000(R) Growth Index, the Lipper Multi-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at April 30, 1995.


        SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                2%
Consumer Cyclical                                  14%
Financial                                           5%
Health Care                                        21%
Services                                           16%
Technology                                         42%

         % of Total Portfolio Investments



   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Cognizant Technology Solutions, Cl A              6.7%
Autodesk                                          6.1%
Yahoo!                                            5.7%
Teva Pharmaceutical Industries ADR                5.5%
Qualcomm                                          5.4%
UnitedHealth Group                                5.4%
Goldman Sachs Group                               5.1%
Staples                                           5.1%
Zimmer Holdings                                   5.1%
eBay                                              4.9%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  55.0%

PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO MANAGERS: James M. Smith, CFA and James B. Bell III, CFA*

Portfolio Profile

OBJECTIVE:  Growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities Liberty Ridge believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management ("Growth Characteristics") or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment. Liberty Ridge may from time to time strategically adjust the mix of equity securities in the Fund, accentuating those securities exhibiting strong Growth Characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. Investors should also note that securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid, or to invest in a company with more attractive long-term growth potential.

Performance

    PBHG Strategic Small Company Fund-PBHG Class posted a net asset return of
5.77 % for the fiscal year ended March 31, 2005, slightly outperforming the Fund's benchmark, the Russell 2000(R) Index, which returned 5.41%. Further, the fund more substantially outperformed its peer group of small cap growth funds, as measured by Lipper. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of the Fund will fluctuate. Separating the results into the Fund's two components, the growth segment rose by 3.66% and the blend portion gained 12.84%.
    The Fund is structured to combine strong growth potential during favorable market environments, with some downside protection contributed by the portfolio's more blend oriented component. The Adviser periodically reviews the allocation between the two styles, which is affected by changing market dynamics and asset flows into and out of the Fund. No adjustments were initiated altering the balance between the two sleeves, and as of March 31, 2005, growth represented 54% of assets, down slightly from the 55% exposure one year ago and blend represented 46%.

Portfolio Discussion - Growth

    The market environment during the fiscal year was generally lacking in leadership and conviction. After a breathless catch-up period during the prior year, when a strongly accelerating economy pulled prices sharply upward, this year prices meandered. The reality of decent economic growth was countered by a pattern of interest rate tightening, which historically has seldom been conducive to higher valuation multiples. Investing in high growth companies remained an out of favor discipline. Hopes were raised during the December quarter, as anecdotal evidence accumulated of a strong holiday selling season, particularly for consumer electronic products and services. Just as quickly, though, the seasonally weaker March quarter shaped up as a tentative one, with earnings prospects looking a bit softer, a technology capital spending recovery not in evidence yet, and a renewed aversion to riskier assets.
    The growth portion of the Fund has substantively adjusted some of its sector weighting throughout the year to reflect the maturing of the business cycle. Growth continues, but at a slower pace, and the rising trend of short rates will either provoke a mid cycle slowdown (good case) or alternatively provoke a recession (bad case). Either way, a reduced exposure to technology seemed appropriate, with the result that the technology sector weighting was pared significantly over the year. The mirror image of this change was to increase health care, a more defensive area, by a significant measure, and also add more modestly to our consumer holdings. It is important to note that throughout the period, basic commodity prices, especially oil, have been historically strong. As small capitalization growth investors, energy stocks, steel stocks, and chemical stocks do not fit with our investment disciplines, and our lack of exposure to these areas was a significant drag on performance versus the benchmark.
    A relatively small number of positions had important positive impact on the growth portion of the Fund. In the consumer area long term holding Urban Outfitters experienced another excellent year, with the share price doubling. The company's unique positioning of apparel and accessories for younger women generated extraordinary company store sales gains. Another consumer winner was restauranteur Red Robin Gourmet Burgers. In health care strong gains from Matria Healthcare, a leader in disease management, and LCA Vision, a chain of facilities for laser vision correction, were notable. Another long term holding in the outsourcing space, Cognizant Technology, powered ahead again. Other important contributors were Ceradyne, Marvel Technology, and Hansen Natural. Hansen is a leading vendor of energy drinks and other packaged beverages
    Earnings issues were the most frequent trouble spots for those issues negatively impacting performance. For example, losses in eResearch accumulated when the company's order rate failed to support overly optimistic forecasts. Other disappointments due to bad earnings include Omnivision Technology, Taro Pharmaceuticals, and Blue Coat Systems. A broader range of concerns surrounded long term holding Krispy Kreme Doughnuts, with weak operations compounded by accounting and governance questions. While this position had a negative impact during the early part of the year, the position was sold before problems became severe, and significant gains were generated.
    We believe the outlook remains encouraging. The economic backdrop, while not without some question marks, is still well balanced and healthy. The long hangover from the excesses of the bubble era has kept a damper on valuations for many of the better investment candidates. Simple dynamics of "reversion to the mean" should stand to support growth investing after nearly five years of dominance by value-oriented practitioners. Great young growth companies expand at impressive rates even in the most challenging phase of the business cycle, and these results always appear relatively more appealing at times when more mature companies are faltering. We continue our disciplined approach to identifying rapid growers with strong and sustainable business models, and look forward to seeking success in the coming year.

Portfolio Discussion - Blend

    Although rising oil prices were a negative for the economy, energy companies were the clear winners during the twelve month period for both the blend portion of the Fund and the benchmark. Strong demand, particularly from emerging economies, coupled with continued supply concerns, helped push commodity prices higher. Our energy holdings, such as oil refiner Frontier Oil, steel drill pipe maker Lone Star Technologies and deep water driller Atwood Oceanics, performed particularly well. Although we spent a great portion of the period with a modest overweight position in energy relative to the benchmark, we began to decrease our holdings as the fiscal year progressed. While we still believe in the long term outlook for this sector, we believe that current valuations, for the most part, fully reflect the earnings prospects for the sector.
    Our health care holdings also proved to be an area of strength for the blend portion of the Fund. Holdings such as PRA International, a contract research organization serving pharmaceutical and biotech companies and Perrigo, a maker of over the counter cold and nutritional remedies, have performed well since being added to the portfolio. In this sector, it was more what we did not own, as much as what we did own that boosted performance relative to the Index. Our lack of exposure to bio technology companies as this segment of the Index was down appreciably for the period. In our opinion, many of these companies have no history of earnings, current earnings, or prospects for earnings in the near term.
    The biggest drag on performance during the period can be found in our broadcasting holdings. TV and radio broadcasters such as Sinclair Broadcasting, Emmis Communications and Cumulus Media all posted significant price declines. Political and Olympic advertising spending did not outweigh more secular concerns surrounding this industry. Although the internet is clearly taking some market share from the traditional media, the lion's share of the advertising dollars continues to flow to this "older" media. Our selections continue to produce solid cash flow, are trading at attractive valuations and are taking steps to create shareholder value such as increasing dividends and rationalizing their portfolio of assets. We continue to remain overweight to this sector.
    Looking forward, we believe that double digit gains in the equity market will be harder to come by. We are in the later stages of an economic recovery and the Federal Reserve has been methodically raising interest rates. However, we believe that in the blend portion of the Fund we will add value by investing in companies with good growth prospects that are trading at attractive valuations.

* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                     AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                        5.77%                2.67%               (2.66)%               9.22%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                     5.50%                2.42%               (2.90)%               8.95%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                (0.55)%               0.49%               (3.99)%               8.10%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load              5.49%                2.50%               (2.85)%               8.88%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                 3.71%                1.64%               (3.63)%               8.02%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load              4.71%                1.64%               (3.63)%               8.02%
---------------------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND - PBHG CLASS VERSUS THE RUSSELL 2000(R) INDEX AND THE LIPPER
                         SMALL-CAP GROWTH FUNDS AVERAGE


[Line chart omitted -- plot points are as follows:]

                      PBHG Strategic                                                           Lipper Small-Cap
            Small Company Fund -- PBHG Class          Russell 2000(R) Index                  Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

12/31/96                 $10,000                             $10,000                               $10,000
1/31/97                  $10,120                             $10,200                               $10,272
2/28/97                   $9,350                              $9,952                                $9,675
3/31/97                   $8,860                              $9,483                                $9,066
4/30/97                   $8,750                              $9,509                                $8,976
5/31/97                  $10,270                             $10,567                               $10,170
6/30/97                  $11,130                             $11,020                               $10,740
7/31/97                  $12,170                             $11,533                               $11,492
8/31/97                  $12,410                             $11,797                               $11,695
9/30/97                  $13,440                             $12,660                               $12,619
10/31/97                 $12,820                             $12,104                               $11,999
11/30/97                 $12,520                             $12,026                               $11,777
12/31/97                 $12,567                             $12,236                               $11,842
1/31/98                  $12,502                             $12,043                               $11,693
2/28/98                  $13,439                             $12,933                               $12,668
3/31/98                  $13,870                             $13,467                               $13,304
4/30/98                  $13,999                             $13,541                               $13,426
5/31/98                  $12,922                             $12,812                               $12,569
6/30/98                  $13,073                             $12,839                               $12,881
7/31/98                  $12,244                             $11,800                               $12,014
8/31/98                   $9,466                              $9,508                                $9,483
9/30/98                  $10,004                             $10,252                               $10,194
10/31/98                 $10,381                             $10,671                               $10,632
11/30/98                 $11,501                             $11,230                               $11,513
12/31/98                 $12,835                             $11,924                               $12,734
1/31/99                  $13,105                             $12,083                               $13,071
2/28/99                  $11,957                             $11,104                               $11,926
3/31/99                  $11,856                             $11,278                               $12,464
4/30/99                  $12,092                             $12,288                               $13,065
5/31/99                  $12,576                             $12,468                               $13,189
6/30/99                  $13,937                             $13,032                               $14,346
7/31/99                  $13,960                             $12,674                               $14,307
8/31/99                  $14,083                             $12,205                               $14,148
9/30/99                  $14,308                             $12,208                               $14,491
10/31/99                 $14,815                             $12,257                               $15,272
11/30/99                 $16,209                             $12,989                               $17,156
12/31/99                 $19,482                             $14,459                               $20,254
1/31/00                  $19,188                             $14,227                               $20,076
2/29/00                  $24,796                             $16,577                               $24,842
3/31/00                  $23,682                             $15,484                               $23,640
4/30/00                  $21,514                             $14,552                               $21,162
5/31/00                  $20,559                             $13,704                               $19,491
6/30/00                  $24,625                             $14,898                               $22,592
7/31/00                  $22,898                             $14,419                               $21,200
8/31/00                  $26,265                             $15,519                               $23,613
9/30/00                  $26,008                             $15,063                               $22,734
10/31/00                 $24,331                             $14,391                               $21,277
11/30/00                 $19,727                             $12,913                               $17,649
12/31/00                 $21,799                             $14,022                               $19,158
1/31/01                  $22,342                             $14,752                               $19,737
2/28/01                  $19,024                             $13,785                               $17,124
3/31/01                  $17,279                             $13,110                               $15,509
4/30/01                  $19,353                             $14,136                               $17,444
5/31/01                  $20,039                             $14,483                               $17,814
6/30/01                  $20,425                             $14,983                               $18,308
7/31/01                  $19,496                             $14,172                               $17,264
8/31/01                  $18,509                             $13,715                               $16,237
9/30/01                  $15,691                             $11,868                               $13,764
10/31/01                 $17,093                             $12,563                               $14,851
11/30/01                 $18,466                             $13,536                               $16,045
12/31/01                 $19,624                             $14,371                               $17,011
1/31/02                  $18,938                             $14,222                               $16,508
2/28/02                  $17,579                             $13,832                               $15,474
3/31/02                  $19,124                             $14,943                               $16,657
4/30/02                  $18,537                             $15,080                               $16,195
5/31/02                  $17,450                             $14,410                               $15,408
6/30/02                  $16,177                             $13,695                               $14,297
7/31/02                  $13,603                             $11,627                               $12,313
8/31/02                  $13,688                             $11,597                               $12,302
9/30/02                  $12,673                             $10,764                               $11,498
10/31/02                 $13,302                             $11,110                               $11,987
11/30/02                 $14,361                             $12,101                               $12,884
12/31/02                 $13,088                             $11,427                               $12,055
1/31/03                  $12,730                             $11,111                               $11,766
2/28/03                  $12,258                             $10,775                               $11,437
3/31/03                  $12,473                             $10,914                               $11,626
4/30/03                  $13,703                             $11,949                               $12,583
5/31/03                  $15,190                             $13,231                               $13,799
6/30/03                  $15,662                             $13,471                               $14,177
7/31/03                  $16,764                             $14,313                               $15,036
8/31/03                  $17,736                             $14,970                               $15,881
9/30/03                  $17,322                             $14,693                               $15,497
10/31/03                 $18,981                             $15,927                               $16,912
11/30/03                 $19,753                             $16,492                               $17,441
12/31/03                 $19,267                             $16,827                               $17,446
1/31/04                  $19,939                             $17,558                               $18,172
2/29/04                  $19,767                             $17,715                               $18,154
3/31/04                  $19,567                             $17,881                               $18,132
4/30/04                  $18,437                             $16,969                               $17,200
5/31/04                  $19,067                             $17,239                               $17,508
6/30/04                  $19,496                             $17,965                               $18,037
7/31/04                  $17,765                             $16,755                               $16,509
8/31/04                  $17,164                             $16,669                               $16,007
9/30/04                  $18,180                             $17,452                               $16,947
10/31/04                 $18,752                             $17,795                               $17,372
11/30/04                 $20,325                             $19,339                               $18,604
12/31/04                 $21,427                             $19,911                               $19,359
1/31/05                  $20,640                             $19,081                               $18,612
2/28/05                  $20,998                             $19,404                               $18,941
3/31/05                  $20,697                             $18,848                               $18,320


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Strategic Small Company Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Strategic Small Company Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling
1.800.433.0051 or online at www.PBHGfunds.com. James M. Smith and James B. Bell III have managed the Fund since December 9, 2004. Mr. Smith has been involved in the management of the Fund since 1996. The PBHG Strategic Small Company Fund-PBHG Class commenced operations on December 31, 1996. The performance shown for the Advisor Class prior to its inception on August 31, 2002, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was 17.05%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Strategic Small Company Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 9.22% and 12.35%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 13.20% and 12.35%, respectively. For more information on the Russell 2000(R) Growth Index, the Lipper Small-Cap Growth Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.


         SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     2%
Cash                                                3%
Consumer Cyclical                                  22%
Consumer Non-Cyclical                               2%
Energy                                              2%
Financial                                          12%
Health Care                                        19%
Industrial                                          6%
Investment Company                                  1%
Services                                           10%
Technology                                         20%
Transportation                                      1%

         % of Total Portfolio Investments


   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Cognizant Technology Solutions, Cl A              2.0%
Urban Outfitters                                  1.4%
LCA-Vision                                        1.3%
F5 Networks                                       1.3%
Mediacom Communications, Cl A                     1.3%
Marvell Technology Group                          1.3%
Red Robin Gourmet Burgers                         1.3%
Matria Healthcare                                 1.3%
American Healthways                               1.3%
MeriStar Hospitality                              1.2%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  13.7%

PBHG FUNDS

ANALYTIC DISCIPLINED EQUITY FUND

PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran,
Dennis Bein, CFA and Steven Sapra, CFA

Portfolio Profile

OBJECTIVE:  Above-average total returns.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in securities of any size, it usually invests in medium to large capitalization companies valued at more the $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

STRATEGY: Analytic Investors Inc. ("Analytic"), the Fund's sub-adviser, selects securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's systems seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Performance

    For the year ended March 31, 2005, the Analytic Disciplined Equity Fund-PBHG Class total return was 8.49% versus 6.69% for the S&P 500 Index.
    While most of the economic news released during the past twelve months was positive, rising energy prices, mixed consumer confidence, and increasing geopolitical risks were considered negatives for the market. As a result, investors struggled with uncertainty for the first half of the year. This changed and the market rallied in the final three months of 2004 as an uncontested outcome of the November presidential election helped boost investor confidence. Largely in response to signs of an economic recovery, the Federal Reserve Board raised its target for short-term interest rates seven times in the past year, increasing their target rate from 1.0% to 2.75%.

Portfolio Discussion

    Our investment process analyzes over 70 characteristics to identify what investors are rewarding and penalizing in the current economic environment. What makes our process unique is that we believe the desirability of these characteristics changes based on the business cycle and economic conditions. By identifying these changes using an adaptive valuation model, we are able to systematically identify attractive valuation opportunities.
    Our research shows that investor preferences for characteristics change, but they change slowly and tend to be somewhat persistent from one month to the next. This was the case for the majority of the trailing twelve months, which helped Fund performance as our process was properly positioned to these characteristics. For example, stocks with above average predicted earnings-to-price ratios performed well as investors paid more attention to future earnings in light of an economic recovery. In addition, investors favored companies with above-average sales-to-price ratios during the year, which helped as we emphasized this characteristic when choosing stocks for the Fund.
    We also emphasized companies with positive earnings estimate revisions which aided performance during the year as investors looked toward companies with growing and stable earnings. Our investment process had mixed results with regards to quality characteristics. We also benefited by emphasizing companies with above average Return on Assets (ROA), as this proved to be one of the top performing characteristics for the year. On the downside, our overweight position in companies with strong profit margins hurt relative performance, as these types of companies for the most part underperformed for the year.
    In terms of security selection, our investment process added value in the majority of sectors over the twelve months, with utilities being the strongest. Among the top contributors to performance was an overweight position in TXU, which manages a portfolio of competitive and regulated energy businesses in North America. During the period the company raised its dividend, boosted its profit forecast and increased its share buyback program. Another strong performing stock was KB Home which reported quarterly results above Wall Street forecasts and lifted 2005 earnings guidance.
    We had mixed results in the health care sector. An overweight position in Wellpoint Health Networks helped performance as investors welcomed news that California's insurance regulator approved the $16.4 billion merger between Wellpoint and Anthem. But an overweight position in Pfizer detracted from performance after trial data for its popular arthritis drug Celebrex showed increased risk of heart attack.
    Our stock selection was not as strong in the technology sector, as a few stocks negatively impacted performance. Our overweight position in Intel dragged on performance as the stock posted some disappointing results. In addition, an overweight position in National Semiconductor also hurt relative performance, as the stock price fell after the chipmaker cut its first-quarter sales outlook amid slower orders and inventory adjustments at its distributors.
    As mentioned previously, our investment process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. We believe that positioning the Fund towards stocks with these characteristics will add value in the long run. We continue to favor high quality companies with above average return-on-equity and return-on-assets, as well as toward companies with strong earnings estimate revisions. In addition, as noted above, the Fund favors stocks with above average predicted earnings as investors tend to pay more attention to future earnings in an economic recovery. We appreciate your loyalty and continuing support.

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                       AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                 One            Annualized        Annualized         Annualized        Annualized
                                Year              3 Year            5 Year             10 Year          Inception
                               Return             Return            Return             Return            to Date
---------------------------------------------------------------------------------------------------------------------------
   PBHG Class                   8.49%             1.27%             (2.46)%           11.33%             10.71%
---------------------------------------------------------------------------------------------------------------------------
   Class A with load            1.99%            (1.08)%            (4.01)%           10.11%              9.51%
---------------------------------------------------------------------------------------------------------------------------
   Class A without load         8.21%             0.88%             (2.87)%           10.76%             10.07%
---------------------------------------------------------------------------------------------------------------------------
   Class C with load            6.34%             0.12%             (3.60)%            9.93%              9.24%
---------------------------------------------------------------------------------------------------------------------------
   Class C without load         7.34%             0.12%             (3.60)%            9.93%              9.24%
---------------------------------------------------------------------------------------------------------------------------


     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN ANALYTIC DISCIPLINED EQUITY FUND - PBHG CLASS VERSUS THE S&P 500 INDEX AND THE LIPPER
                          LARGE-CAP CORE FUNDS AVERAGE


[Line chart omitted -- plot points are as follows:]


                   Analytic Disciplined                                                        Lipper Large-Cap
                 Equity Fund -- PBHG Class                 S&P 500 Index                      Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

7/1/93                   $10,000                             $10,000                               $10,000
7/31/93                   $9,845                             $10,189                               $10,000
8/31/93                  $10,217                             $10,575                               $10,382
9/30/93                  $10,109                             $10,494                               $10,397
10/31/93                 $10,343                             $10,711                               $10,583
11/30/93                 $10,156                             $10,609                               $10,428
12/31/93                 $10,401                             $10,737                               $10,669
1/31/94                  $10,734                             $11,102                               $11,005
2/28/94                  $10,501                             $10,801                               $10,787
3/31/94                  $10,078                             $10,330                               $10,319
4/30/94                  $10,196                             $10,463                               $10,417
5/31/94                  $10,397                             $10,634                               $10,509
6/30/94                  $10,167                             $10,374                               $10,230
7/31/94                  $10,438                             $10,714                               $10,532
8/31/94                  $10,810                             $11,154                               $10,958
9/30/94                  $10,500                             $10,881                               $10,709
10/31/94                 $10,704                             $11,125                               $10,876
11/30/94                 $10,262                             $10,720                               $10,480
12/31/94                 $10,375                             $10,879                               $10,605
1/31/95                  $10,632                             $11,161                               $10,771
2/28/95                  $11,010                             $11,596                               $11,182
3/31/95                  $11,303                             $11,939                               $11,482
4/30/95                  $11,666                             $12,290                               $11,756
5/31/95                  $12,132                             $12,781                               $12,141
6/30/95                  $12,437                             $13,078                               $12,487
7/31/95                  $12,888                             $13,512                               $12,948
8/31/95                  $12,888                             $13,546                               $13,009
9/30/95                  $13,448                             $14,117                               $13,447
10/31/95                 $13,378                             $14,067                               $13,329
11/30/95                 $13,849                             $14,684                               $13,863
12/31/95                 $14,041                             $14,967                               $14,035
1/31/96                  $14,483                             $15,477                               $14,452
2/29/96                  $14,748                             $15,620                               $14,704
3/31/96                  $14,802                             $15,771                               $14,849
4/30/96                  $14,908                             $16,003                               $15,118
5/31/96                  $15,334                             $16,416                               $15,475
6/30/96                  $15,367                             $16,478                               $15,450
7/31/96                  $14,638                             $15,751                               $14,750
8/31/96                  $14,922                             $16,083                               $15,153
9/30/96                  $15,499                             $16,988                               $15,944
10/31/96                 $15,927                             $17,456                               $16,245
11/30/96                 $17,120                             $18,776                               $17,314
12/31/96                 $17,268                             $18,404                               $17,020
1/31/97                  $18,081                             $19,554                               $17,912
2/28/97                  $17,965                             $19,707                               $17,910
3/31/97                  $17,505                             $18,897                               $17,175
4/30/97                  $18,273                             $20,025                               $17,991
5/31/97                  $19,111                             $21,245                               $19,098
6/30/97                  $20,123                             $22,196                               $19,888
7/31/97                  $21,897                             $23,962                               $21,446
8/31/97                  $21,127                             $22,620                               $20,511
9/30/97                  $22,553                             $23,859                               $21,571
10/31/97                 $21,171                             $23,062                               $20,844
11/30/97                 $22,178                             $24,130                               $21,490
12/31/97                 $22,418                             $24,544                               $21,838
1/31/98                  $22,684                             $24,816                               $21,983
2/28/98                  $24,625                             $26,605                               $23,545
3/31/98                  $26,147                             $27,968                               $24,586
4/30/98                  $26,786                             $28,249                               $24,837
5/31/98                  $26,786                             $27,764                               $24,298
6/30/98                  $27,873                             $28,891                               $25,112
7/31/98                  $27,761                             $28,584                               $24,698
8/31/98                  $23,549                             $24,451                               $21,003
9/30/98                  $25,641                             $26,018                               $22,250
10/31/98                 $27,846                             $28,134                               $23,921
11/30/98                 $29,203                             $29,839                               $25,302
12/31/98                 $30,897                             $31,558                               $26,939
1/31/99                  $31,832                             $32,878                               $27,812
2/28/99                  $30,925                             $31,856                               $26,952
3/31/99                  $31,946                             $33,131                               $28,014
4/30/99                  $34,043                             $34,414                               $29,042
5/31/99                  $33,561                             $33,601                               $28,412
6/30/99                  $35,801                             $35,466                               $29,975
7/31/99                  $34,793                             $34,359                               $29,132
8/31/99                  $34,850                             $34,189                               $28,806
9/30/99                  $33,752                             $33,251                               $28,097
10/31/99                 $35,177                             $35,355                               $29,688
11/30/99                 $35,519                             $36,074                               $30,409
12/31/99                 $37,096                             $38,199                               $32,389
1/31/00                  $34,926                             $36,280                               $31,022
2/29/00                  $34,233                             $35,593                               $31,022
3/31/00                  $37,429                             $39,075                               $33,603
4/30/00                  $36,071                             $37,899                               $32,615
5/31/00                  $35,528                             $37,122                               $31,894
6/30/00                  $36,328                             $38,037                               $32,752
7/31/00                  $35,663                             $37,442                               $32,307
8/31/00                  $38,022                             $39,768                               $34,533
9/30/00                  $36,396                             $37,668                               $32,875
10/31/00                 $36,063                             $37,509                               $32,629
11/30/00                 $33,575                             $34,552                               $29,999
12/31/00                 $33,636                             $34,721                               $30,500
1/31/01                  $34,819                             $35,953                               $31,284
2/28/01                  $32,726                             $32,675                               $28,556
3/31/01                  $31,043                             $30,605                               $26,682
4/30/01                  $33,230                             $32,983                               $28,740
5/31/01                  $33,503                             $33,204                               $28,875
6/30/01                  $32,971                             $32,396                               $28,072
7/31/01                  $32,910                             $32,077                               $27,637
8/31/01                  $31,481                             $30,069                               $25,951
9/30/01                  $29,113                             $27,641                               $23,722
10/31/01                 $29,235                             $28,168                               $24,298
11/30/01                 $31,460                             $30,328                               $26,128
12/31/01                 $31,545                             $30,594                               $26,368
1/31/02                  $31,000                             $30,148                               $25,891
2/28/02                  $30,603                             $29,566                               $25,329
3/31/02                  $31,825                             $30,678                               $26,284
4/30/02                  $30,084                             $28,818                               $24,786
5/31/02                  $29,596                             $28,606                               $24,555
6/30/02                  $27,091                             $26,568                               $22,709
7/31/02                  $24,648                             $24,497                               $20,997
8/31/02                  $24,800                             $24,658                               $21,104
9/30/02                  $22,052                             $21,978                               $18,909
10/31/02                 $23,945                             $23,913                               $20,439
11/30/02                 $24,892                             $25,320                               $21,514
12/31/02                 $23,512                             $23,832                               $20,262
1/31/03                  $22,896                             $23,208                               $19,725
2/28/03                  $22,464                             $22,860                               $19,417
3/31/03                  $22,649                             $23,082                               $19,580
4/30/03                  $24,436                             $24,983                               $21,092
5/31/03                  $25,700                             $26,299                               $22,163
6/30/03                  $26,131                             $26,636                               $22,383
7/31/03                  $26,686                             $27,106                               $22,788
8/31/03                  $27,148                             $27,633                               $23,209
9/30/03                  $27,148                             $27,340                               $22,898
10/31/03                 $28,658                             $28,886                               $24,128
11/30/03                 $29,059                             $29,141                               $24,345
12/31/03                 $30,339                             $30,669                               $25,477
1/31/04                  $30,463                             $31,232                               $25,854
2/29/04                  $30,896                             $31,666                               $26,159
3/31/04                  $30,463                             $31,188                               $25,756
4/30/04                  $30,184                             $30,699                               $25,270
5/31/04                  $30,463                             $31,120                               $25,563
6/30/04                  $30,803                             $31,725                               $25,995
7/31/04                  $29,410                             $30,675                               $24,994
8/31/04                  $29,472                             $30,799                               $24,984
9/30/04                  $30,029                             $31,132                               $25,236
10/31/04                 $30,246                             $31,608                               $25,562
11/30/04                 $32,011                             $32,887                               $26,574
12/31/04                 $33,143                             $34,006                               $27,467
1/31/05                  $32,676                             $33,177                               $26,819
2/28/05                  $33,767                             $33,876                               $27,301
3/31/05                  $33,050                             $33,276                               $26,802


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE ANALYTIC DISCIPLINED EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Analytic Disciplined Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Analytic Disciplined Equity Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling
1.800.433.0051 or online at www.PBHGfunds.com. Prior to July 2004, the Analytic Disciplined Equity Fund was named the PBHG Disciplined Equity Fund. The Analytic Disciplined Equity Fund-PBHG Class commenced operations on July 1, 1993. The Analytic Disciplined Equity Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 9.43% and 12.52%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 13.40% and 12.52%, respectively. For more information on the S&P 500 Index, the Lipper Large-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at July 31, 1993.


       SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     4%
Cash                                                2%
Consumer Cyclical                                  11%
Consumer Non-Cyclical                               7%
Energy                                             10%
Financial                                          23%
Health Care                                        13%
Industrial                                          8%
Services                                            2%
Technology                                         15%
Transportation                                      1%
Utilities                                           4%

       % of Total Portfolio Investments



   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Johnson & Johnson                                 4.8%
Bank of America                                   4.6%
ChevronTexaco                                     3.7%
ConocoPhillips                                    3.6%
Walt Disney                                       3.5%
International Business Machines                   3.2%
Dow Chemical                                      3.2%
Microsoft                                         3.0%
Cigna                                             3.0%
Cardinal Health                                   2.9%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  35.5%

PBHG FUNDS

PBHG FOCUSED FUND

PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA*

Portfolio Profile

OBJECTIVE: Above-average total returns over a 3 to 5 year market cycle.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in equity securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Liberty Ridge believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance

    PBHG Focused Fund-PBHG Class posted a return of 8.26% for the fiscal year ended March 31, 2005, outperforming the 7.09% return posted by the benchmark Russell 3000(R) Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of the Fund will fluctuate.
    To us, these past twelve months seemed to be a period based mainly on investors' hopes and fears. If you think back over the year, we had just finished a very strong rally that had begun in 2003 and the market had once again seemed to factor in the improving economy. Hopes ranged from strong employment growth, continued low inflation, a quick end to the conflict in Iraq and lower energy prices. As these optimistic scenarios failed to materialize, one may question why the market wasn't in worse condition. The answer could be found in the equally dismal success rate of the pessimistic camp. We did not have another terrorist attack on U.S. soil, the presidential election went smoothly, we did not suffer from a rapid rise in inflation and the housing "bubble" did not implode. Over the past year, in our opinion, it seems to us that the bears have become less pessimistic and the bulls have become less optimistic. These issues and concerns conspired to keep the markets from gaining any real traction and clear direction during the year.

Portfolio Discussion

    Although soaring oil prices have been a negative for the economy, they have led to increased profits for energy stocks. Our overweight position and strong individual stock selection boosted returns relative to the benchmark and was a key factor in our outperformance for the year. In particular, our exploration and production holdings and oil service names posted strong results. Transocean an energy name specializing in offshore drilling and El Paso were top performers for the Fund over these past twelve months.
    Our largest overweight position relative to the benchmark was in technology which happened to be the poorest performing sector in the Russell 3000(R) Index for the year. We are pleased to report; this is also where we were able to add the most value in terms of stock selection and contribution to Fund performance. Our overweight position in technology was not a top-down decision to bet on the sector, but rather a by-product of our investment style that looks for great companies with reasonable valuations where we believe the fundamentals surrounding the company will improve. We believe the performance of our technology selections, up 9.6% for the year versus being down 4.4% for the benchmark, proved to be an example of the benefits of our approach. Individual stocks that made positive contributions to results were long-term holdings Microsoft, Intuit and Veritas Software. Veritas enjoyed a resurgence during the year on the back of an improved outlook, better operating results and finally, in December, an offer from Symantec to be purchased. Also during the period, Microsoft used its strong cash position to pay shareholders a one-time $3 per share dividend. Microsoft continues to have strong fundamentals and we believe the company will benefit from some new product launches expected to take place in the upcoming 12 months.
    The financial sector proved to be another area of strength for the Fund. In particular holding, Freddie Mac was a winner that was subsequently sold after providing good returns. Hartford Financial Services Group and Lehman Brothers Holdings also performed well. Fannie Mae was one financial holding that did struggle during the period. Government charges and findings continue to plague this stock. We believe they will be able to work through these issues going forward and have taken the opportunity to add to our position. We were also fortunate to have strong stock selection in consumer staples. CVS, the drugstore retailer, has been a great stock for us and at the end of the period covered by this report remained a significant weight in the portfolio.
    On the downside our consumer cyclical stocks did very poorly versus the benchmark as we were overweight broadcasting companies and underweight restaurants, lodging and casinos. For broadcasting stocks, the expected rebound in advertising never materialized to the extent we had originally anticipated. This hurt the performance of radio holdings such as Westwood One and Clear Channel Communciations during the year. The weak advertising market was particularly vexing given the relatively strong economy and improvement in the labor markets.
    Negatively impacting performance during the period was our stock selection in the health care. The primary driver of our weakness in the health care sector was our position in Merck and Pfizer. The final days of September had Merck announcing it would withdraw Vioxx, one of its blockbuster drugs, from the market. This was after a study showed it increased the risk of heart attack and stroke causing the stock's price to tumble. Pfizer endured similar concerns regarding their popular arthritis drug Celebrex.
    More and more we find ourselves buying the beaten-down bellwether stocks of the past. Many of these stocks are significantly below the price they were 4-6 years ago when we found them expensive. Now, as they transition from growth stocks to value stocks, many seem to get lost in the shuffle and we believe they present good opportunities for future appreciation. As always, we plan to continue to focus on finding companies that best exemplify our trade-off of valuation, near-term dynamics and long-term growth. We believe good things are again in store for these firms and that they will have strong results going forward.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                               PBHG FOCUSED FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                   AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                        8.26%                4.73%                0.77%               11.90%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                 1.81%                2.43%               (0.71)%              10.50%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load              8.04%                4.47%                0.47%               11.58%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                 6.25%                3.69%               (0.29)%              10.75%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load              7.25%                3.69%               (0.29)%              10.75%
---------------------------------------------------------------------------------------------------------------------------


 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG FOCUSED FUND - PBHG CLASS VERSUS THE RUSSELL 3000(R) INDEX AND THE LIPPER MULTI-CAP CORE
                                 FUNDS AVERAGE


[Line chart omitted -- plot points are as follows:]

                                                                                               Lipper Multi-Cap
             PBHG Focused Fund -- PBHG Class           Russell 3000(R) Index                  Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

2/12/99                  $10,000                             $10,000                               $10,000
2/28/99                   $9,932                             $10,072                               $10,000
3/31/99                  $10,136                             $10,442                               $10,388
4/30/99                  $10,058                             $10,913                               $10,825
5/31/99                  $10,446                             $10,705                               $10,702
6/30/99                  $11,318                             $11,246                               $11,268
7/31/99                  $11,541                             $10,905                               $11,034
8/31/99                  $11,560                             $10,781                               $10,871
9/30/99                  $11,638                             $10,506                               $10,638
10/31/99                 $11,986                             $11,165                               $11,163
11/30/99                 $12,888                             $11,477                               $11,600
12/31/99                 $14,802                             $12,210                               $12,553
1/31/00                  $16,066                             $11,731                               $12,111
2/29/00                  $16,739                             $11,840                               $12,574
3/31/00                  $19,173                             $12,767                               $13,400
4/30/00                  $17,381                             $12,318                               $12,955
5/31/00                  $17,516                             $11,972                               $12,631
6/30/00                  $17,827                             $12,326                               $13,032
7/31/00                  $17,464                             $12,108                               $12,887
8/31/00                  $18,656                             $13,006                               $13,824
9/30/00                  $18,676                             $12,417                               $13,306
10/31/00                 $18,780                             $12,240                               $13,131
11/30/00                 $17,029                             $11,112                               $12,086
12/31/00                 $18,475                             $11,299                               $12,519
1/31/01                  $19,558                             $11,685                               $12,903
2/28/01                  $19,314                             $10,618                               $11,906
3/31/01                  $18,486                              $9,926                               $11,178
4/30/01                  $19,834                             $10,722                               $12,045
5/31/01                  $20,248                             $10,808                               $12,145
6/30/01                  $19,930                             $10,608                               $11,917
7/31/01                  $19,696                             $10,434                               $11,705
8/31/01                  $19,027                              $9,818                               $11,113
9/30/01                  $16,946                              $8,951                               $10,049
10/31/01                 $17,392                              $9,160                               $10,337
11/30/01                 $18,645                              $9,865                               $11,085
12/31/01                 $19,111                             $10,004                               $11,303
1/31/02                  $17,676                              $9,879                               $11,126
2/28/02                  $17,237                              $9,677                               $10,874
3/31/02                  $17,344                             $10,101                               $11,366
4/30/02                  $16,894                              $9,571                               $10,931
5/31/02                  $16,937                              $9,460                               $10,796
6/30/02                  $15,599                              $8,779                                $9,989
7/31/02                  $14,143                              $8,081                                $9,167
8/31/02                  $14,271                              $8,119                                $9,214
9/30/02                  $12,676                              $7,266                                $8,353
10/31/02                 $13,704                              $7,845                                $8,872
11/30/02                 $14,603                              $8,320                                $9,407
12/31/02                 $13,640                              $7,849                                $8,902
1/31/03                  $13,511                              $7,657                                $8,706
2/28/03                  $12,965                              $7,531                                $8,547
3/31/03                  $12,858                              $7,610                                $8,608
4/30/03                  $13,886                              $8,232                                $9,265
5/31/03                  $14,946                              $8,729                                $9,870
6/30/03                  $15,214                              $8,847                                $9,995
7/31/03                  $15,342                              $9,050                               $10,203
8/31/03                  $16,049                              $9,250                               $10,485
9/30/03                  $15,834                              $9,150                               $10,354
10/31/03                 $16,637                              $9,703                               $10,959
11/30/03                 $16,873                              $9,837                               $11,139
12/31/03                 $18,190                             $10,287                               $11,560
1/31/04                  $18,575                             $10,502                               $11,811
2/29/04                  $18,618                             $10,643                               $11,977
3/31/04                  $18,404                             $10,517                               $11,867
4/30/04                  $18,211                             $10,299                               $11,580
5/31/04                  $18,104                             $10,449                               $11,710
6/30/04                  $18,211                             $10,657                               $11,950
7/31/04                  $17,547                             $10,254                               $11,445
8/31/04                  $17,537                             $10,296                               $11,414
9/30/04                  $17,976                             $10,454                               $11,663
10/31/04                 $18,896                             $10,626                               $11,852
11/30/04                 $19,774                             $11,120                               $12,412
12/31/04                 $20,759                             $11,516                               $12,836
1/31/05                  $20,117                             $11,209                               $12,518
2/28/05                  $20,385                             $11,456                               $12,776
3/31/05                  $19,924                             $11,262                               $12,548



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG FOCUSED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Focused Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Focused Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to April 1, 2003, the PBHG Focused Fund was named the PBHG Focused Value Fund. Jerome J. Heppelmann began managing the Focused Fund on December 9, 2004, and has been involved in the management of the Fund since June 1999. The PBHG Focused Fund-PBHG Class commenced operations on February 12, 1999. The PBHG Focused Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 11.81% and 15.42%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 16.30% and 15.42%, respectively. For more information on the Russell 3000(R) Index, the Lipper Multi-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at February 28, 1999.



        SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     3%
Cash                                                2%
Consumer Cyclical                                  15%
Consumer Non-Cyclical                               8%
Energy                                              7%
Financial                                          20%
Health Care                                         9%
Services                                            3%
Technology                                         33%

         % of Total Portfolio Investments




   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Microsoft                                        12.8%
CVS                                               6.9%
Veritas Software                                  6.4%
Fannie Mae                                        6.1%
Comcast, Cl A                                     5.5%
Intuit                                            5.3%
Unilever                                          4.9%
Nokia ADR                                         4.9%
Citigroup                                         4.8%
Baxter International                              4.4%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  62.0%

PBHG FUNDS

PBHG LARGE CAP FUND

PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA*

Portfolio Profile

OBJECTIVE: Long-term growth of capital and income. Current income is a secondary objective.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations.

STRATEGY: The Fund's strategy is to invest in equity securities that Liberty Ridge believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P 500 Index at the time of the Fund's purchase. Liberty Ridge expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance Discussion

    For the fiscal year ended March 31, 2005, PBHG Large Cap Fund-PBHG Class returned 2.73% at net asset value. Over the same period, the Fund's benchmark, the S&P 500 Index, returned 6.69%. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    Stocks reacted to a variety of mixed macroeconomic signals during the period, which made it difficult to forecast the market's direction from quarter to quarter. Investors vacillated between fretting over inflation and rising interest rates to worrying about whether another spike in oil prices or weak employment numbers would stifle economic growth. Early in the period, concerns over the Middle East situation and the presidential election created their share of volatility for equities. The conclusive resolution to the election alleviated some of the worries and prompted a welcome rally in the fourth quarter of 2004, only to have the market run straight into new concerns over oil, inflation and rising interest rates as it turned the corner into the new year. Record high prices for oil proved to be a very difficult obstacle for the market to overcome and stock prices reacted closely to any changes in oil.
    It was difficult to gain traction during the period, as investors rotated between sectors in response to the latest macroeconomic news. With the exception of consumer cyclicals, there was no one area that accounted for the Fund's underperformance, but rather a series of smaller decisions that worked against us. Stock selection within the consumer cyclical sector detracted most from returns. An overweight position in financials also had a negative impact on performance. Our energy holdings contributed most to Fund performance over the period, as rising energy costs provided a boost to many companies in the sector, particularly those directly related to oil drilling and refining. Other areas also benefited from rising energy prices, including industrials, utilities and materials. Unfortunately, despite strong gains from these sectors, our underweight positions muted their contributions to Fund performance.

Portfolio Discussion

    Our holdings in the consumer cyclical sector detracted most from our annual returns and underperformed that area of the benchmark. Over the period, we reduced or eliminated our positions in the media area. The lackluster economic recovery did not help advertising spending levels and competitive pressures in other areas increased, such as the power struggles between cable versus DSL and radio versus Sirius/XM radio. Our media holdings IAC/InterActive Corp., Cablevision Systems, and Viacom all dragged on returns.
    The financial sector also struggled, particularly during the latter half of the period amid the shifting interest rate environment. While our overweight position in the sector was detrimental, our holdings generally outperformed that segment of the Index. However, Fannie Mae, which was the worst performing holding for the Fund over the period, almost single-handedly brought down the returns for the sector. Fannie Mae's share price has battled concerns over the government agency's accounting practices for much of the past year.
    On the positive side, our holdings in the energy sector contributed sizable gains, helped by our overweighting of the sector and positions in top performers Anadarko Petroleum and Exxon Mobil. Our holdings in the consumer non-cyclical and health care sectors also outperformed relative to those respective areas of the benchmark. Within the health care sector, solid gains from Johnson & Johnson, Abbott Laboratories, and Wyeth Pharmaceuticals helped to offset losses from positions in several big pharmaceutical names, like Merck and Pfizer, which were plagued by high profile drug recalls during the period.
    Going forward, we anticipate that the market may continue to struggle over the next several months, making it difficult for investors to pursue broad sector bets. However, greater clarity regarding the overall health of the economy and the Fed's intentions with regard to interest rates, along with stabilization or a drop in oil prices could provide a lift to stocks and help alleviate some of the pressures weighing on the market. Until that occurs, we believe that an active, bottom-up approach to stock selection will help to add value in the near term. Given the prevailing uncertainty challenging stocks, we plan to maintain broad exposure to a variety of economic sectors, looking for those companies which we believe best exemplify our trade-off of valuation, near-term dynamics and long-term growth. Stocks swings may provide select opportunities to build positions in individual companies, while other sectors showing signs of recovery may also offer investment prospects.
    Of special note regarding the Fund, PBHG Funds' Board of Trustees has approved a proposal to seek shareholder approval of a reorganization of the PBHG Large Cap Fund into the PBHG Focused Fund. A shareholder meeting regarding this reorganization is expected to be held in Summer 2005.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                  AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
-------------------------------------------------------------------------------------
                               One        Annualized     Annualized      Annualized
                              Year          3 Year         5 Year         Inception
                             Return         Return         Return          to Date
-------------------------------------------------------------------------------------
  PBHG Class                  2.73%        (1.89)%          1.80%          9.53%
-------------------------------------------------------------------------------------
  Advisor Class               2.53%        (2.11)%          1.74%          9.38%
-------------------------------------------------------------------------------------
  Class A with load          (3.42)%       (4.19)%          0.12%          8.17%
-------------------------------------------------------------------------------------
  Class A without load        2.50%        (2.28)%          1.32%          8.95%
-------------------------------------------------------------------------------------
  Class C with load           0.81%        (2.99)%          0.57%          8.15%
-------------------------------------------------------------------------------------
  Class C without load        1.81%        (2.99)%          0.57%          8.15%
-------------------------------------------------------------------------------------



        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
       PBHG LARGE CAP FUND - PBHG CLASS VERSUS THE S&P 500 INDEX AND THE
                      LIPPER LARGE-CAP CORE FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]



                                                                                               Lipper Large-Cap
            PBHG Large Cap Fund -- PBHG Class             S&P 500 Index                      Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

12/31/96                 $10,000                             $10,000                               $10,000
1/31/97                  $10,240                             $10,625                               $10,524
2/28/97                  $10,430                             $10,708                               $10,523
3/31/97                  $10,110                             $10,268                               $10,092
4/30/97                  $10,380                             $10,881                               $10,571
5/31/97                  $11,080                             $11,544                               $11,221
6/30/97                  $11,560                             $12,061                               $11,686
7/31/97                  $12,400                             $13,020                               $12,600
8/31/97                  $12,000                             $12,291                               $12,051
9/30/97                  $12,450                             $12,964                               $12,674
10/31/97                 $12,110                             $12,531                               $12,247
11/30/97                 $12,390                             $13,111                               $12,627
12/31/97                 $12,562                             $13,336                               $12,831
1/31/98                  $12,540                             $13,484                               $12,916
2/28/98                  $13,407                             $14,456                               $13,834
3/31/98                  $14,101                             $15,197                               $14,446
4/30/98                  $14,198                             $15,350                               $14,593
5/31/98                  $14,101                             $15,086                               $14,276
6/30/98                  $14,339                             $15,698                               $14,755
7/31/98                  $14,318                             $15,531                               $14,511
8/31/98                  $12,312                             $13,286                               $12,340
9/30/98                  $13,201                             $14,137                               $13,073
10/31/98                 $14,578                             $15,287                               $14,055
11/30/98                 $15,553                             $16,213                               $14,866
12/31/98                 $16,925                             $17,148                               $15,828
1/31/99                  $17,244                             $17,865                               $16,341
2/28/99                  $16,509                             $17,310                               $15,836
3/31/99                  $16,962                             $18,002                               $16,460
4/30/99                  $17,415                             $18,699                               $17,064
5/31/99                  $17,550                             $18,258                               $16,694
6/30/99                  $18,701                             $19,271                               $17,612
7/31/99                  $18,297                             $18,669                               $17,117
8/31/99                  $17,991                             $18,577                               $16,925
9/30/99                  $17,844                             $18,068                               $16,509
10/31/99                 $18,787                             $19,211                               $17,443
11/30/99                 $19,142                             $19,601                               $17,867
12/31/99                 $18,796                             $20,756                               $19,030
1/31/00                  $18,634                             $19,713                               $18,227
2/29/00                  $17,372                             $19,340                               $18,227
3/31/00                  $19,379                             $21,232                               $19,744
4/30/00                  $19,962                             $20,593                               $19,163
5/31/00                  $20,723                             $20,171                               $18,740
6/30/00                  $20,270                             $20,668                               $19,244
7/31/00                  $19,460                             $20,345                               $18,982
8/31/00                  $20,771                             $21,608                               $20,290
9/30/00                  $21,516                             $20,468                               $19,316
10/31/00                 $21,743                             $20,381                               $19,171
11/30/00                 $22,034                             $18,774                               $17,626
12/31/00                 $23,303                             $18,866                               $17,920
1/31/01                  $24,881                             $19,535                               $18,381
2/28/01                  $24,679                             $17,754                               $16,778
3/31/01                  $23,336                             $16,629                               $15,677
4/30/01                  $24,528                             $17,922                               $16,886
5/31/01                  $24,780                             $18,042                               $16,965
6/30/01                  $24,310                             $17,603                               $16,494
7/31/01                  $24,427                             $17,429                               $16,238
8/31/01                  $23,403                             $16,338                               $15,248
9/30/01                  $20,902                             $15,019                               $13,938
10/31/01                 $21,103                             $15,305                               $14,277
11/30/01                 $22,849                             $16,479                               $15,352
12/31/01                 $22,974                             $16,624                               $15,493
1/31/02                  $22,116                             $16,381                               $15,212
2/28/02                  $22,099                             $16,065                               $14,882
3/31/02                  $22,436                             $16,669                               $15,443
4/30/02                  $21,460                             $15,659                               $14,563
5/31/02                  $22,032                             $15,543                               $14,428
6/30/02                  $20,165                             $14,436                               $13,343
7/31/02                  $18,500                             $13,311                               $12,337
8/31/02                  $18,500                             $13,398                               $12,400
9/30/02                  $15,877                             $11,942                               $11,110
10/31/02                 $17,088                             $12,993                               $12,009
11/30/02                 $17,844                             $13,758                               $12,640
12/31/02                 $17,357                             $12,950                               $11,905
1/31/03                  $16,862                             $12,610                               $11,589
2/28/03                  $16,094                             $12,421                               $11,409
3/31/03                  $16,213                             $12,542                               $11,504
4/30/03                  $17,306                             $13,575                               $12,392
5/31/03                  $18,449                             $14,290                               $13,022
6/30/03                  $18,535                             $14,473                               $13,151
7/31/03                  $18,808                             $14,728                               $13,389
8/31/03                  $19,012                             $15,015                               $13,637
9/30/03                  $18,910                             $14,855                               $13,454
10/31/03                 $19,303                             $15,696                               $14,176
11/30/03                 $19,593                             $15,834                               $14,304
12/31/03                 $20,675                             $16,664                               $14,969
1/31/04                  $20,848                             $16,970                               $15,191
2/29/04                  $21,176                             $17,206                               $15,370
3/31/04                  $20,623                             $16,946                               $15,133
4/30/04                  $20,381                             $16,681                               $14,847
5/31/04                  $20,778                             $16,910                               $15,019
6/30/04                  $21,090                             $17,238                               $15,273
7/31/04                  $20,208                             $16,668                               $14,685
8/31/04                  $20,277                             $16,735                               $14,679
9/30/04                  $20,329                             $16,916                               $14,828
10/31/04                 $20,588                             $17,175                               $15,019
11/30/04                 $21,124                             $17,870                               $15,614
12/31/04                 $22,076                             $18,478                               $16,138
1/31/05                  $21,448                             $18,027                               $15,757
2/28/05                  $21,692                             $18,407                               $16,041
3/31/05                  $21,186                             $18,081                               $15,748


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund. Jerome J. Heppelmann has managed the Large Cap Fund since December 9, 2004. The PBHG Large Cap Fund-PBHG Class commenced operations on December 31, 1996. The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was (2.47)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Large Cap Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 3.42% and 6.85%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 7.61% and 6.85%, respectively. For more information on the S&P 500 Index, the Lipper Large-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.

          SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     2%
Cash                                                1%
Consumer Cyclical                                  21%
Consumer Non-Cyclical                               5%
Energy                                              7%
Financial                                          32%
Health Care                                         9%
Industrials                                         3%
Technology                                         20%

           % of Total Portfolio Investments


   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Comcast, Cl A                                     7.0%
CVS                                               5.7%
Microsoft                                         5.5%
Unilever                                          5.0%
Fannie Mae                                        4.9%
Citigroup                                         4.7%
El Paso                                           4.1%
Intel                                             3.9%
Marsh & McLennan                                  3.9%
Hartford Financial Services Group                 3.9%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  48.6%

PBHG FUNDS

PBHG MID-CAP FUND

PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of medium sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Liberty Ridge believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P MidCap 400 Index at the time of the Fund's purchase. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P Midcap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P Midcap 400 Index.

Performance

    For the fiscal year ended March 31, 2005, PBHG Mid-Cap Fund-PBHG Class posted a return at net asset value of 9.59%, narrowly underperforming the 10.43% return of the benchmark S&P MidCap 400 Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of the Fund will fluctuate.
    To us, these past twelve months seemed to be a period based mainly on investors' hopes and fears. If you think back over the year, we had just finished a very strong rally that had begun in 2003 and the market had once again seemed to factor in the improving economy. Hopes ranged from strong employment growth, continued low inflation, a quick end to the conflict in Iraq and lower energy prices. As these optimistic scenarios failed to materialize, one may question why the market wasn't in worse condition. The answer could be found in the equally dismal success rate of the pessimistic camp. We did not have another terrorist attack on U.S. soil, the presidential election went smoothly, we did not suffer from a rapid rise in inflation and the housing "bubble" did not implode. Over the past year, in our opinion, it seems to us that the bears have become less pessimistic and the bulls have become less optimistic. All of these issues and concerns kept the markets from gaining any real traction and clear direction during the year.

Portfolio Discussion

    As energy prices soared and oil-related industries benefited, it was no surprise that our top performing sector for the year was energy. Our overweight position and strong individual stock selection boosted returns relative to the benchmark. In particular, our exploration and production holdings and oil service names posted strong results. Transocean, an energy name specializing in offshore drilling, Williams, an oil and gas pipeline company and El Paso all made positive contributions to portfolio returns.
    Our largest overweight position relative to the benchmark was in technology which happened to be the poorest performing sector in the S&P MidCap 400 Index for the year. We are pleased to report; this is also where we were able to add the most value in terms of stock selection and contribution to Fund performance. We did not make a conscious decision to overweight this sector, but rather our overweighting was a by-product of finding individual companies that provided a great risk/reward trade-off based on our investment process. We believe the performance of our technology selections, up 3.3% for the year versus being down 10.4% for the benchmark, proved to be an example of the benefits of our approach. Stocks that aided performance in the technology sector included Xerox, Saytam Computer Services, and Citrix Systems.
    During the period, we found strength in the health care and consumer staples areas of the market. In health care, selections such as Wellchoice and Lincare Holdings had a positive impact on returns. Drugstore retailer CVS and Costco Wholesale were two winners from the consumer staple sector.
    On the negative side, our consumer cyclical stocks did very poorly vs. the benchmark as we were overweight broadcasting companies and underweight restaurants, lodging and casinos. For broadcasting stocks, the expected rebound in advertising never materialized to the extent we had originally anticipated. This hurt the performance of radio holdings such as Westwood One and Citadel Broadcasting during the year. The weak advertising market was particularly vexing given the relatively strong economy and improvement in the labor markets. Another area of weakness was in the performance of slot machine manufacturer, International Game Technology.
    Going forward we will closely monitor the strength of the economy. Many companies in our portfolio need the economy to provide additional revenue opportunities to fully exploit their potential value. We will be watching and listening for this underlying strength as companies report early 2005 financials and respond accordingly on a company by company basis. We want to remind our investors of our approach to equity investing. We attempt to balance a company's valuation with its near-term operating dynamics and long-term growth potential. We are confident in our ability to identify stocks that we believe will be winners over the long-term.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                   AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                        9.59%                7.68%                8.29%               17.95%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                     9.25%                7.39%                8.01%               17.65%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                 2.99%                5.22%                6.66%               16.44%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load              9.26%                7.32%                7.93%               17.30%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                 7.51%                6.54%                7.13%               16.44%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load              8.50%                6.54%                7.13%               16.44%
---------------------------------------------------------------------------------------------------------------------------



 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG MID-CAP FUND - PBHG CLASS VERSUS THE S&P MIDCAP 400 INDEX AND THE LIPPER MID-CAP CORE
                                 FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]

                                                                                                Lipper Mid-Cap
           PBHG Mid-Cap Fund -- PBHG Class            S&P MidCap 400 Index                   Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

4/30/97                  $10,000                             $10,000                               $10,000
5/31/97                  $10,740                             $10,874                               $10,865
6/30/97                  $11,410                             $11,180                               $11,308
7/31/97                  $12,890                             $12,285                               $12,194
8/31/97                  $13,240                             $12,271                               $12,240
9/30/97                  $14,300                             $12,976                               $13,010
10/31/97                 $13,760                             $12,411                               $12,539
11/30/97                 $13,870                             $12,595                               $12,612
12/31/97                 $14,148                             $13,083                               $12,880
1/31/98                  $14,138                             $12,834                               $12,736
2/28/98                  $15,443                             $13,896                               $13,760
3/31/98                  $16,106                             $14,523                               $14,408
4/30/98                  $16,422                             $14,787                               $14,598
5/31/98                  $15,717                             $14,123                               $13,981
6/30/98                  $15,896                             $14,211                               $14,153
7/31/98                  $15,580                             $13,660                               $13,492
8/31/98                  $12,769                             $11,119                               $11,081
9/30/98                  $13,906                             $12,157                               $11,746
10/31/98                 $15,358                             $13,243                               $12,474
11/30/98                 $16,538                             $13,904                               $13,234
12/31/98                 $18,087                             $15,584                               $14,374
1/31/99                  $18,122                             $14,977                               $14,336
2/28/99                  $17,023                             $14,193                               $13,603
3/31/99                  $17,451                             $14,589                               $14,174
4/30/99                  $17,764                             $15,740                               $15,099
5/31/99                  $18,666                             $15,808                               $15,233
6/30/99                  $20,042                             $16,656                               $16,185
7/31/99                  $20,215                             $16,301                               $15,966
8/31/99                  $19,487                             $15,742                               $15,602
9/30/99                  $19,174                             $15,256                               $15,415
10/31/99                 $19,313                             $16,033                               $16,095
11/30/99                 $20,007                             $16,875                               $17,072
12/31/99                 $22,017                             $17,878                               $18,793
1/31/00                  $20,903                             $17,374                               $18,302
2/29/00                  $21,622                             $18,590                               $20,400
3/31/00                  $24,818                             $20,146                               $21,204
4/30/00                  $24,639                             $19,443                               $20,141
5/31/00                  $25,788                             $19,200                               $19,491
6/30/00                  $25,698                             $19,482                               $20,689
7/31/00                  $25,321                             $19,790                               $20,439
8/31/00                  $27,943                             $21,999                               $22,538
9/30/00                  $27,153                             $21,849                               $22,205
10/31/00                 $26,883                             $21,108                               $21,438
11/30/00                 $25,321                             $19,515                               $19,475
12/31/00                 $27,779                             $21,007                               $20,984
1/31/01                  $28,494                             $21,475                               $21,337
2/28/01                  $27,911                             $20,250                               $19,990
3/31/01                  $27,159                             $18,744                               $18,737
4/30/01                  $29,510                             $20,812                               $20,414
5/31/01                  $30,525                             $21,297                               $20,900
6/30/01                  $30,657                             $21,211                               $20,877
7/31/01                  $30,130                             $20,895                               $20,432
8/31/01                  $29,058                             $20,211                               $19,625
9/30/01                  $24,977                             $17,697                               $17,217
10/31/01                 $26,143                             $18,480                               $17,988
11/30/01                 $28,607                             $19,855                               $19,278
12/31/01                 $29,942                             $20,880                               $20,236
1/31/02                  $28,851                             $20,772                               $19,979
2/28/02                  $28,212                             $20,797                               $19,731
3/31/02                  $29,604                             $22,284                               $20,980
4/30/02                  $29,547                             $22,180                               $20,785
5/31/02                  $29,133                             $21,806                               $20,453
6/30/02                  $26,989                             $20,210                               $19,025
7/31/02                  $24,131                             $18,252                               $17,107
8/31/02                  $24,375                             $18,344                               $17,195
9/30/02                  $22,250                             $16,866                               $15,879
10/31/02                 $23,378                             $17,597                               $16,495
11/30/02                 $25,127                             $18,615                               $17,480
12/31/02                 $24,018                             $17,850                               $16,727
1/31/03                  $23,435                             $17,328                               $16,342
2/28/03                  $23,040                             $16,916                               $15,982
3/31/03                  $23,115                             $17,058                               $16,107
4/30/03                  $24,657                             $18,297                               $17,262
5/31/03                  $27,083                             $19,813                               $18,733
6/30/03                  $27,046                             $20,066                               $18,995
7/31/03                  $27,441                             $20,778                               $19,616
8/31/03                  $28,513                             $21,720                               $20,450
9/30/03                  $28,099                             $21,388                               $20,104
10/31/03                 $30,187                             $23,005                               $21,542
11/30/03                 $30,920                             $23,806                               $22,134
12/31/03                 $32,312                             $24,208                               $22,716
1/31/04                  $33,158                             $24,732                               $23,286
2/29/04                  $33,948                             $25,326                               $23,745
3/31/04                  $33,723                             $25,434                               $23,724
4/30/04                  $32,839                             $24,599                               $22,974
5/31/04                  $32,970                             $25,109                               $23,362
6/30/04                  $33,610                             $25,681                               $23,979
7/31/04                  $32,124                             $24,483                               $22,816
8/31/04                  $32,218                             $24,418                               $22,652
9/30/04                  $33,121                             $25,142                               $23,470
10/31/04                 $34,437                             $25,544                               $23,894
11/30/04                 $36,412                             $27,065                               $25,350
12/31/04                 $38,130                             $28,198                               $26,262
1/31/05                  $37,102                             $27,479                               $25,574
2/28/05                  $37,925                             $28,401                               $26,267
3/31/05                  $36,958                             $28,086                               $25,949



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG MID-CAP FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Mid-Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to April 1, 2003 the PBHG Mid-Cap Fund was known as the PBHG Mid-Cap Value Fund. Jerome J. Heppelmann has managed the Mid-Cap Fund since December 9, 2004 and has been involved in the management of the Fund since June 1999. The PBHG Mid-Cap Fund-PBHG Class commenced operations on April 30, 1997. The performance shown for the Advisor Class prior to its inception on October 31, 2001, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was 10.36%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG MidCap Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 15.06% and 18.41%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 19.22% and 18.41%, respectively. For more information on the S&P Midcap 400 Index, the Lipper Mid-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.


          SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     5%
Cash                                                3%
Consumer Cyclical                                  14%
Consumer Non-Cyclical                               2%
Energy                                              9%
Financial                                          20%
Health Care                                        11%
Industrial                                          3%
Services                                            6%
Technology                                         23%
Transportation                                      3%
Utilities                                           1%

          % of Total Portfolio Investments



   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Veritas Software                                  2.2%
OfficeMax                                         1.9%
Satyam Computer Services ADR                      1.9%
Manhattan Associates                              1.8%
Avocent                                           1.7%
Lyondell Chemical                                 1.6%
UnumProvident                                     1.6%
American Financial Realty Trust                   1.6%
El Paso                                           1.6%
Axis Capital Holdings                             1.6%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  17.5%

PBHG FUNDS

PBHG SMALL CAP FUND

PORTFOLIO MANAGER: James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment.

STRATEGY: The Fund's strategy is to invest in equity securities that Liberty Ridge believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Securities of small companies involve greater risk and price volatility than larger, more established companies. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

Performance

    For the fiscal year ended March 31, 2005, PBHG Small Cap Fund-PBHG Class posted a return at net asset value of 9.22%, outperforming the 5.41% return posted by the benchmark Russell 2000(R) Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of your fund will fluctuate.
    The combination of our stock selection and sector allocation were what drove our strong results and solid outperformance relative to the Index. The market environment during the fiscal year was generally lacking in leadership and conviction. Stocks reacted to a variety of mixed signals throughout the year centered on issues such as soaring oil prices, job growth, the presidential election, ongoing conflict in Iraq, rising interest rates and the increasing fears of inflation slowing growth. On the positive side, the economy continued to grow, consumer spending remained robust and capital spending improved as well. This set the stage for an uneven year for the markets where it was difficult to gain any real traction. However, we were able to benefit from the strong returns enjoyed by many smaller sized companies throughout much of the period.

Portfolio Discussion

    Although rising oil prices were a negative for the economy, energy companies were the clear winners during the twelve month period for both the Fund and the benchmark. Strong demand, particularly from emerging economies, coupled with continued supply concerns, helped push commodity prices higher. Our energy holdings, such as oil refiner Frontier Oil, steel drill pipe maker Lone Star Technologies and deep water driller Atwood Oceanics, performed particularly well. Although we spent a great portion of the period with a modest overweight position in energy relative to the benchmark, we began to decrease our holdings as the fiscal year progressed. While we still believe in the long term outlook for this sector, we believe that current valuations, for the most part, fully reflect the earnings prospects for the sector.
    Our health care holdings also proved to be an area of strength for the Fund. Holdings such as PRA International, a contract research organization serving pharmaceutical and biotech companies and Perrigo, a maker of over the counter cold and nutritional remedies, have performed well since being added to the portfolio. In this sector, it was more what we did not own, as much as what we did own that boosted performance relative to the Index. Our lack of exposure to bio technology companies as this segment of the Index was down appreciably for the period. In our opinion, many of these companies have no history of earnings, current earnings, or prospects for earnings in the near term.
    The biggest drag on performance during the period can be found in our broadcasting holdings. TV and radio broadcasters such as Sinclair Broadcasting, Emmis Communications and Cumulus Media all posted significant price declines. Political and Olympic advertising spending did not outweigh more secular concerns surrounding this industry. Although the internet is clearly taking some market share from the traditional media, the lion's share of the advertising dollars continues to flow to this "older" media. Our selections continue to produce solid cash flow, are trading at attractive valuations and are taking steps to create shareholder value such as increasing dividends and rationalizing their portfolio of assets. We continue to remain overweight to this sector.
    Looking forward, we believe that double digit gains in the equity market will be harder to come by. We are in the later stages of an economic recovery and the Federal Reserve has been methodically raising interest rates. However, we believe we will add value by investing in companies with good growth prospects that are trading at attractive valuations.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |     X     |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                      AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                        9.22%               2.38%                 4.31%               12.89%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                     8.93%               2.14%                 4.07%               12.62%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                 2.65%               0.12%                 2.83%               11.76%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load              8.93%               2.12%                 4.05%               12.60%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                 7.17%               1.37%                 3.28%               11.76%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load              8.17%               1.37%                 3.28%               11.76%
---------------------------------------------------------------------------------------------------------------------------



COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP FUND - PBHG CLASS VERSUS THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP CORE
                                 FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]

                                                                                               Lipper Small-Cap
          PBHG Small Cap Fund -- PBHG Class           Russell 2000(R) Index                  Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

4/30/97                  $10,000                             $10,000                               $10,000
5/31/97                  $10,880                             $11,113                               $11,088
6/30/97                  $11,800                             $11,589                               $11,688
7/31/97                  $13,070                             $12,128                               $12,397
8/31/97                  $13,370                             $12,405                               $12,685
9/30/97                  $14,550                             $13,313                               $13,602
10/31/97                 $14,210                             $12,729                               $13,122
11/30/97                 $14,200                             $12,646                               $12,997
12/31/97                 $14,539                             $12,868                               $13,114
1/31/98                  $14,518                             $12,665                               $12,900
2/28/98                  $15,615                             $13,601                               $13,837
3/31/98                  $16,227                             $14,162                               $14,486
4/30/98                  $16,438                             $14,240                               $14,612
5/31/98                  $15,520                             $13,473                               $13,900
6/30/98                  $15,098                             $13,501                               $13,823
7/31/98                  $14,402                             $12,409                               $12,848
8/31/98                  $11,490                              $9,999                               $10,370
9/30/98                  $11,838                             $10,782                               $10,845
10/31/98                 $12,872                             $11,221                               $11,291
11/30/98                 $13,811                             $11,809                               $11,966
12/31/98                 $14,703                             $12,540                               $12,646
1/31/99                  $14,410                             $12,706                               $12,597
2/28/99                  $13,237                             $11,677                               $11,638
3/31/99                  $12,831                             $11,860                               $11,680
4/30/99                  $13,429                             $12,922                               $12,623
5/31/99                  $14,004                             $13,111                               $12,957
6/30/99                  $14,962                             $13,704                               $13,704
7/31/99                  $15,255                             $13,328                               $13,622
8/31/99                  $15,131                             $12,835                               $13,205
9/30/99                  $15,131                             $12,838                               $13,139
10/31/99                 $14,771                             $12,890                               $13,158
11/30/99                 $15,605                             $13,659                               $13,983
12/31/99                 $17,443                             $15,205                               $15,242
1/31/00                  $17,217                             $14,961                               $14,931
2/29/00                  $19,845                             $17,432                               $16,706
3/31/00                  $21,141                             $16,283                               $16,847
4/30/00                  $20,149                             $15,303                               $16,179
5/31/00                  $20,431                             $14,411                               $15,557
6/30/00                  $22,348                             $15,667                               $16,703
7/31/00                  $21,649                             $15,163                               $16,366
8/31/00                  $23,734                             $16,320                               $17,773
9/30/00                  $23,362                             $15,840                               $17,400
10/31/00                 $22,325                             $15,133                               $16,906
11/30/00                 $20,532                             $13,580                               $15,438
12/31/00                 $23,176                             $14,746                               $16,890
1/31/01                  $24,165                             $15,514                               $17,614
2/28/01                  $22,916                             $14,496                               $16,705
3/31/01                  $21,774                             $13,787                               $15,930
4/30/01                  $23,317                             $14,865                               $17,161
5/31/01                  $24,024                             $15,231                               $17,740
6/30/01                  $24,071                             $15,757                               $18,199
7/31/01                  $23,729                             $14,904                               $17,724
8/31/01                  $23,140                             $14,422                               $17,240
9/30/01                  $19,346                             $12,481                               $15,130
10/31/01                 $20,831                             $13,211                               $15,885
11/30/01                 $22,834                             $14,234                               $16,927
12/31/01                 $24,319                             $15,113                               $18,002
1/31/02                  $23,364                             $14,956                               $17,912
2/28/02                  $22,575                             $14,546                               $17,608
3/31/02                  $24,330                             $15,715                               $18,992
4/30/02                  $23,706                             $15,858                               $19,176
5/31/02                  $22,598                             $15,154                               $18,516
6/30/02                  $20,902                             $14,402                               $17,585
7/31/02                  $17,049                             $12,227                               $15,188
8/31/02                  $17,520                             $12,196                               $15,240
9/30/02                  $16,295                             $11,320                               $14,170
10/31/02                 $16,625                             $11,683                               $14,535
11/30/02                 $17,626                             $12,725                               $15,563
12/31/02                 $16,542                             $12,017                               $14,914
1/31/03                  $15,953                             $11,684                               $14,490
2/28/03                  $15,423                             $11,331                               $14,020
3/31/03                  $15,635                             $11,477                               $14,150
4/30/03                  $17,108                             $12,565                               $15,354
5/31/03                  $18,533                             $13,914                               $16,779
6/30/03                  $18,769                             $14,166                               $17,198
7/31/03                  $19,500                             $15,052                               $18,064
8/31/03                  $20,383                             $15,742                               $18,894
9/30/03                  $19,794                             $15,452                               $18,594
10/31/03                 $21,597                             $16,749                               $20,096
11/30/03                 $22,292                             $17,344                               $20,828
12/31/03                 $22,964                             $17,695                               $21,374
1/31/04                  $23,564                             $18,464                               $22,122
2/29/04                  $23,883                             $18,630                               $22,467
3/31/04                  $23,906                             $18,803                               $22,638
4/30/04                  $22,916                             $17,845                               $21,730
5/31/04                  $23,058                             $18,129                               $21,945
6/30/04                  $23,612                             $18,892                               $22,836
7/31/04                  $22,045                             $17,620                               $21,541
8/31/04                  $21,703                             $17,530                               $21,306
9/30/04                  $22,799                             $18,352                               $22,312
10/31/04                 $23,305                             $18,714                               $22,680
11/30/04                 $25,355                             $20,337                               $24,458
12/31/04                 $26,545                             $20,939                               $25,231
1/31/05                  $25,685                             $20,065                               $24,446
2/28/05                  $26,227                             $20,405                               $25,018
3/31/05                  $26,109                             $19,821                               $24,400




THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Small Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund. James B. Bell III has managed the Small Cap Fund since December 9, 2004 and has been involved in the management of the Fund since May 3, 2004. The PBHG Small Cap Fund-PBHG Class commenced operations on April 30, 1997. The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was 2.61%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Small Cap Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 15.36% and 19.11%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 19.98% and 19.11%, respectively. For more information on the Russell 2000(R) Index, the Lipper Small-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.



          SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     5%
Cash                                                6%
Consumer Cyclical                                  23%
Consumer Non-Cyclical                               2%
Energy                                              4%
Financial                                          22%
Health Care                                         9%
Industrial                                          9%
Investment Company                                  1%
Services                                            7%
Technology                                         10%
Transportation                                      1%
Utilities                                           1%

          % of Total Portfolio Investments


   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Mediacom Communications, Cl A                     2.9%
MeriStar Hospitality                              2.7%
Olin                                              2.7%
Scholastic                                        2.3%
Collegiate Funding Services LLC                   2.3%
Sinclair Broadcasting Group, Cl A                 2.2%
Entravision Communications, Cl A                  2.1%
Emmis Communications, Cl A                        2.0%
Parexel International                             1.7%
MarketAxess Holdings                              1.7%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  22.6%

PBHG FUNDS

CLIPPER FOCUS FUND

PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco, Nugroho Soeharto and Kelly Sueoka

Portfolio Profile

OBJECTIVE:  Long-term capital growth

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests for the long-term in equity securities whose share price trades below Pacific Financial Research, Inc.'s (PFR) estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued.

STRATEGY: The Fund's strategy is to generally invest in between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects cash reserves to be less than 5% of the total assets of the Fund. The Fund may also invest in special situations. A special situation may arise when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, such as events that could change or temporarily hamper the ongoing operations of the company. Investors should note that funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for price volatility.

Performance

    For the 12 months ended March 31, 2005, Clipper Focus Fund-PBHG Class returned at net asset value 6.64%, performing in-line with the 6.69% return of its benchmark, the S&P 500 Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is not a guarantee of future results and that the investment returns of the Fund will fluctuate.
    Fish probably don't notice the water they swim in, at least not until a fisherman deprives them of it. Investors, being smarter than fish, are fully capable of observing their current environment. For owners of capital, the current environment is as good as it gets. The unanswerable question is whether something in the future will deprive them of the remarkably good fortune they enjoy in the present. Start with profits. After-tax profit margins on the Standard & Poor's Industrials are at a record high. Measured as a percentage of GDP, corporate profits are back to levels last seen in 1929.
    Not only are profits at historically high levels, but we believe investors are willing to capitalize those profits at generous price-to-earnings ratios. Not only have the prices of stocks been bid up, so have the prices of other long-term assets such as bonds and real estate.

Portfolio Discussion

    In the consumer staples sector, the success of several of our selections, combined with our overweight position helped boost Fund returns. Altria Group was one of the Fund's top performers for the year. Investors enthusiastically pushed up the company's share price upon hearing that it might be willing to spin off its Kraft Foods business and possibly split apart its domestic and international tobacco business. Altria continues to execute well in its U.S. tobacco business, but as its discount to our estimate of its intrinsic value has narrowed, we have pared back some of the Fund's position.
    Another strong performer from this sector was CVS. It is hard to find any place in this country without a surplus of stores. Retailing is a highly competitive business where old stars fade (e.g., Sears) and new ones arise (e.g., Wal-Mart). Permanent advantages are few, so success depends largely on the determined execution of basic business details. The retailers in your portfolio demonstrate both our hit and miss in this tough business -- with CVS being a hit. Drugstores are a good business by retailing standards. Their strong volume growth stems from an aging population increasingly concerned about health. Customers tend to be loyal to the pharmacist who has their files for prescriptions and forms for insurance. When we first bought CVS, the company had a problem with shrinkage (i.e., theft), a problem that we believed was fixable. They quickly fixed that problem and went on to make what appears to be a profitable acquisition of another drug chain. The only dark lining in this silver cloud is that the price of CVS stock has risen to where it is no longer the bargain it was two years ago. The supermarkets have been a miss, partially because of growing competition from super-efficient Wal-Mart. A major labor strike at both companies and failed acquisitions by Safeway hurt too. At present prices, however, Kroger and Safeway both appear cheap. Kroger's management seems to agree with that assessment as indicated by their sustained repurchase of their own stock.
    Two of the Fund's largest holdings can be found in the financial sector. Freddie Mac and Fannie Mae proved to be a bit of an odd couple over these past twelve months. On the one hand, Freddie Mac made a positive contribution to portfolio returns while Fannie Mae dragged significantly on results. Freddie Mac has a new CEO who is off to a good start and seems well-matched to his position. Its accounting controversy is past and financial results for 2004 have been reported. Freddie's capital position is strong and recently it raised its dividend substantially. In our opinion, Fannie Mae is probably about a year behind Freddie in most of the issues mentioned above. Fannie's public and personal fight with its federal regulators is largely over, and the regulators clearly won. At less than 10 times this year's estimated earnings, we believe the stocks of both Fannie and Freddie are cheap enough to assume the relevant risk. They may be an odd couple with regard to recent controversy, but we believe they will be a profitable duo in their future performance.
    The health care sector saw HCA and Wyeth Pharmaceuticals add value, while Pfizer suffered after trial data for its popular arthritis drug Celebrex showed increased risk of heart attack. Despite Pfizer's decline, we continue to believe that the company remains significantly undervalued and we added to the Fund's holdings based on this share price weakness. Lone technology holding Electronic Data Systems (EDS), also made a positive contribution to Fund performance.
A large weight in the portfolio, EDS was buoyed by some strong fourth quarter results.
    Our view of the market has not changed. We continue to believe that most publicly traded companies are not undervalued today. We therefore find that the most compelling opportunities today are companies that are unpopular with investors for a variety of reasons. Although we are comfortable with the holdings in the Fund, some of them sell for small discounts to our estimate of intrinsic value. If those companies experience any additional share price appreciation in the near future, they may be candidates for sale.

                                                                      PBHG FUNDS

                                                              CLIPPER FOCUS FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|     X     |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                    AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                       6.64%                2.21%                14.71%               12.42%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                    6.41%                1.96%                14.43%               12.15%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                0.28%               (0.08)%               12.99%               11.06%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load             6.41%                1.92%                14.34%               12.06%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                4.62%                1.17%                13.50%               11.24%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load             5.62%                1.17%                13.50%               11.24%
---------------------------------------------------------------------------------------------------------------------------


 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CLIPPER FOCUS FUND - PBHG CLASS VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS
                                    AVERAGE

[Line chart omitted -- plot points are as follows:]


                                                                                               Lipper Multi-Cap
            Clipper Focus Fund -- PBHG Class              S&P 500 Index                      Value Funds Average
---------------------------------------------------------------------------------------------------------------------------

9/10/98                  $10,000                             $10,000                               $10,000
9/30/98                  $10,260                             $10,387                               $10,000
10/31/98                 $11,700                             $11,232                               $10,777
11/30/98                 $12,040                             $11,913                               $11,288
12/31/98                 $11,791                             $12,599                               $11,611
1/31/99                  $11,501                             $13,126                               $11,691
2/28/99                  $11,290                             $12,718                               $11,369
3/31/99                  $11,230                             $13,227                               $11,667
4/30/99                  $12,233                             $13,739                               $12,564
5/31/99                  $12,203                             $13,415                               $12,520
6/30/99                  $12,354                             $14,159                               $12,949
7/31/99                  $12,122                             $13,717                               $12,559
8/31/99                  $11,971                             $13,649                               $12,178
9/30/99                  $11,649                             $13,275                               $11,701
10/31/99                 $11,528                             $14,115                               $12,106
11/30/99                 $11,447                             $14,402                               $12,149
12/31/99                 $11,569                             $15,250                               $12,500
1/31/00                  $11,046                             $14,484                               $11,938
2/29/00                   $9,856                             $14,210                               $11,400
3/31/00                  $10,846                             $15,600                               $12,610
4/30/00                  $11,207                             $15,131                               $12,553
5/31/00                  $11,805                             $14,820                               $12,664
6/30/00                  $11,542                             $15,186                               $12,346
7/31/00                  $12,039                             $14,948                               $12,456
8/31/00                  $12,920                             $15,877                               $13,269
9/30/00                  $13,915                             $15,038                               $13,154
10/31/00                 $14,758                             $14,975                               $13,447
11/30/00                 $15,195                             $13,794                               $12,920
12/31/00                 $16,692                             $13,862                               $13,700
1/31/01                  $16,445                             $14,354                               $14,028
2/28/01                  $16,972                             $13,045                               $13,628
3/31/01                  $16,697                             $12,218                               $13,159
4/30/01                  $17,171                             $13,168                               $13,884
5/31/01                  $17,527                             $13,256                               $14,162
6/30/01                  $17,492                             $12,933                               $13,921
7/31/01                  $17,341                             $12,806                               $13,881
8/31/01                  $17,438                             $12,004                               $13,392
9/30/01                  $16,603                             $11,035                               $12,291
10/31/01                 $16,776                             $11,246                               $12,451
11/30/01                 $18,209                             $12,108                               $13,224
12/31/01                 $18,684                             $12,214                               $13,566
1/31/02                  $18,955                             $12,036                               $13,430
2/28/02                  $19,238                             $11,804                               $13,372
3/31/02                  $20,172                             $12,248                               $13,993
4/30/02                  $19,730                             $11,505                               $13,576
5/31/02                  $20,431                             $11,420                               $13,543
6/30/02                  $18,278                             $10,607                               $12,610
7/31/02                  $17,528                              $9,780                               $11,499
8/31/02                  $18,143                              $9,844                               $11,629
9/30/02                  $15,363                              $8,774                               $10,409
10/31/02                 $16,236                              $9,547                               $11,015
11/30/02                 $17,356                             $10,109                               $11,771
12/31/02                 $16,729                              $9,515                               $11,246
1/31/03                  $16,274                              $9,265                               $10,991
2/28/03                  $15,122                              $9,126                               $10,700
3/31/03                  $14,983                              $9,215                               $10,711
4/30/03                  $16,476                              $9,974                               $11,593
5/31/03                  $18,071                             $10,500                               $12,427
6/30/03                  $18,007                             $10,634                               $12,567
7/31/03                  $17,995                             $10,821                               $12,769
8/31/03                  $18,881                             $11,032                               $13,104
9/30/03                  $18,767                             $10,915                               $12,976
10/31/03                 $19,235                             $11,532                               $13,713
11/30/03                 $19,703                             $11,634                               $13,956
12/31/03                 $20,988                             $12,244                               $14,686
1/31/04                  $21,115                             $12,469                               $14,987
2/29/04                  $20,950                             $12,642                               $15,307
3/31/04                  $20,199                             $12,451                               $15,183
4/30/04                  $20,161                             $12,256                               $14,830
5/31/04                  $19,907                             $12,424                               $14,938
6/30/04                  $21,014                             $12,666                               $15,331
7/31/04                  $20,136                             $12,246                               $14,906
8/31/04                  $20,467                             $12,296                               $14,982
9/30/04                  $20,250                             $12,429                               $15,274
10/31/04                 $20,390                             $12,619                               $15,454
11/30/04                 $21,395                             $13,130                               $16,258
12/31/04                 $22,419                             $13,576                               $16,808
1/31/05                  $21,604                             $13,246                               $16,458
2/28/05                  $21,824                             $13,524                               $16,922
3/31/05                  $21,540                             $13,285                               $16,672



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE CLIPPER FOCUS FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Clipper Focus Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Clipper Focus Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in a limited number of securities may involve greater risks and more price volatility than Funds that do not limit the number of securities in which they invest. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund. The Clipper Focus Fund-PBHG Class commenced operations on September 10, 1998. The performance shown for the Advisor Class prior to its inception on June 30, 2003, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The cumulative total return of the Advisor Class from its inception date to March 31, 2005 was 10.53%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The Clipper Focus Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of .25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 7.26% and 10.35%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 11.15% and 10.35%, respectively. For more information on the S&P 500 Index, the Lipper Multi-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at September 30, 1998.


          SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                3%
Consumer Cyclical                                   6%
Consumer Non-Cyclical                              23%
Energy                                              4%
Financial                                          28%
Health Care                                        21%
Industrial                                          5%
Services                                            8%
Technology                                          2%

         % of Total Portfolio Investments



   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Freddie Mac                                       9.8%
Altria Group                                      8.0%
Pfizer                                            7.4%
Electronic Data Systems                           6.4%
Fannie Mae                                        5.4%
Tyco International                                5.1%
American Express                                  4.9%
Kraft Foods, Cl A                                 4.8%
Marsh & McLennan                                  4.6%
HCA                                               4.2%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  60.6%

PBHG FUNDS

TS&W SMALL CAP VALUE FUND

PORTFOLIO MANAGER: Frank H. Reichel, III, CFA

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Value Index at the time of the Fund's purchase. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets.

STRATEGY: The Fund's strategy is to invest in value securities that Thompson, Siegel & Walmsley ("TS&W"), the Fund's sub-adviser believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals. An investment in smaller capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

Performance

    For the fiscal year ended March 31, 2005, the TS&W Small Cap Value Fund-PBHG Class posted a net asset value return of 23.23% outperforming the 9.79% rise for the benchmark Russell 2000(R) Value Index. The fund also outperformed the broader Russell 2000(R) Index which rose 5.41% during the same period. See standard performance for all share classes in the table on the following page. Keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Both stock selection and sector allocation, driven by our investment process, contributed to our outperformance during the period.
    Thompson, Siegel & Walmsley manages the TS&W Small Cap Value Fund in a risk conscious manner. The core tenant of our investment approach is that value wins over time, tipping the risk/return tradeoff in our favor. In addition to buying undervalued companies, risk is managed through diversification across both economic sectors and individual stock holdings. This Fund does not try to mimic the Russell 2000(R) Value Index either in its sector weights or portfolio holdings. As is the case over most time periods, no one stock or sector contributed the lion's share of the performance due to diversification and the risk controls we have in place. While the contribution to performance varied across sectors, we were encouraged by the consistency of the results. The Fund outperformed in 8 of the 10 major Russell economic sectors.

Portfolio Discussion

    The energy sector was the best performing sector within the benchmark over the past year. Good stock selection and an overweighting of this sector contributed nearly 200 basis points to our relative performance. Tesoro Petroleum, an oil refiner, once again was our best performing energy stock. A strong pricing environment created by limited U.S. refining capacity produced extraordinary cash flow for Tesoro. The company employed this cash to restructure its balance sheet, making the stock less risky and causing the valuation to expand. Berry Petroleum, Comstock Resources and Magnum Hunter were additional beneficiaries of higher crude oil and natural gas prices. Energy stocks continue to show the best earnings growth of any sector in the market. Nevertheless, we have slightly reduced our energy exposure as valuations have surged.
    The technology sector made the largest contribution to our relative performance last year. Stock selection in this sector contributed significantly to our outperformance relative to the benchmark. Technology names that boosted results included Comtech Telecommunications, a producer of sophisticated telecommunications products, Ansys, a producer of simulation and testing software for manufacturers, and FLIR Systems, a producer of night vision and thermography equipment. We trimmed strong technology sector performers throughout the year, redeploying the assets into undervalued companies with improving cash flows. Owning less volatile stocks with recurring revenue streams especially helped to generate our outperformance.
    The financial and materials & processing sectors were two areas of underperformance relative to the Index. We maintained an underweight position in both sectors throughout the year. The financial sector is the largest component of the Russell 2000(R) Value Index, and its weighting is at a historically high level. Given current valuations, which we believe are high, and rising short-term interest rates, we remain comfortable with our underweight posture in this sector. In materials, our exposure to the steel and chemicals industries had a negative performance impact on last year's results but we believe that our holdings in these sectors should perform well due to strong worldwide demand.
    Good stock selection and our underweight in the utilities sector also aided our results. Energen, an energy holding company engaged in oil & gas production and distribution, made a notably strong contribution. We remain invested in diversified utilities that have exposure to higher natural gas prices.
    Looking ahead, the financial markets present a mixed outlook. From our point of view, the slowdown in earnings growth is the natural outcome of a maturing economic cycle, not the leading edge of serious deterioration in business conditions. Higher energy prices, rising inflation and interest rates, and a slower corporate profit growth outlook dogged the stock market and rattled bonds in the first three months of 2005. We think these factors are evidence of a generally healthy global economy, and do not at present herald an adverse environment for investors. The TS&W Small Cap Value investment team has positioned the Fund for a slowing economy and rising short-term interest rates by trimming our producer durable exposure and maintaining a maximum underweight in financials.
    In closing, we are confident that the consistent application of our disciplined investment process will continue to deliver a portfolio that exhibits characteristics and performance patterns which are true to our style throughout the course of an entire market cycle. We remain optimistic about the prospects for continued strong return from small cap value securities.

                                                                      PBHG FUNDS

                                                       TS&W SMALL CAP VALUE FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|     X     |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                     AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                    One Year                Annualized               Annualized
                                     Return                3 Year Return          Inception to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                         23.23%                  18.83%                    22.63%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                  15.80%                  16.06%                    20.57%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load               22.88%                  18.38%                    22.11%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                  20.99%                  17.38%                    21.02%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load               21.99%                  17.38%                    21.02%
---------------------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE TS&W SMALL CAP
 VALUE FUND - PBHG CLASS VERSUS THE RUSSELL 2000(R) VALUE INDEX AND THE LIPPER
                          SMALL-CAP CORE FUNDS AVERAGE


[Line chart omitted -- plot points are as follows:]

                      TS&W Small Cap                                                           Lipper Small-Cap
                  Value Fund -- PBHG Class         Russell 2000(R) Value Index                Core Funds Average
---------------------------------------------------------------------------------------------------------------------------

7/31/00                  $10,000                             $10,000                               $10,000
8/31/00                  $10,942                             $10,447                               $10,860
9/30/00                  $11,092                             $10,388                               $10,632
10/31/00                 $11,102                             $10,351                               $10,330
11/30/00                 $10,491                             $10,140                                $9,433
12/31/00                 $11,824                             $11,230                               $10,320
1/31/01                  $12,174                             $11,540                               $10,763
2/28/01                  $11,974                             $11,524                               $10,207
3/31/01                  $11,864                             $11,339                                $9,734
4/30/01                  $12,355                             $11,864                               $10,486
5/31/01                  $13,337                             $12,169                               $10,840
6/30/01                  $13,818                             $12,658                               $11,120
7/31/01                  $13,687                             $12,375                               $10,830
8/31/01                  $13,437                             $12,332                               $10,534
9/30/01                  $12,265                             $10,971                                $9,245
10/31/01                 $12,685                             $11,257                                $9,706
11/30/01                 $13,206                             $12,066                               $10,343
12/31/01                 $13,908                             $12,805                               $11,000
1/31/02                  $13,918                             $12,975                               $10,945
2/28/02                  $14,519                             $13,054                               $10,759
3/31/02                  $15,441                             $14,031                               $11,605
4/30/02                  $15,812                             $14,525                               $11,717
5/31/02                  $15,681                             $14,045                               $11,314
6/30/02                  $15,681                             $13,734                               $10,745
7/31/02                  $14,178                             $11,693                                $9,280
8/31/02                  $14,248                             $11,641                                $9,312
9/30/02                  $13,196                             $10,810                                $8,658
10/31/02                 $13,587                             $10,972                                $8,882
11/30/02                 $13,848                             $11,848                                $9,510
12/31/02                 $13,788                             $11,342                                $9,113
1/31/03                  $13,627                             $11,022                                $8,854
2/28/03                  $13,066                             $10,652                                $8,566
3/31/03                  $13,257                             $10,766                                $8,646
4/30/03                  $14,248                             $11,788                                $9,382
5/31/03                  $15,210                             $12,992                               $10,253
6/30/03                  $15,752                             $13,212                               $10,509
7/31/03                  $16,232                             $13,871                               $11,037
8/31/03                  $16,814                             $14,398                               $11,545
9/30/03                  $16,723                             $14,233                               $11,362
10/31/03                 $18,216                             $15,393                               $12,280
11/30/03                 $19,098                             $15,984                               $12,727
12/31/03                 $19,750                             $16,562                               $13,060
1/31/04                  $19,982                             $17,135                               $13,517
2/29/04                  $20,528                             $17,467                               $13,728
3/31/04                  $21,023                             $17,708                               $13,832
4/30/04                  $20,528                             $16,792                               $13,278
5/31/04                  $20,851                             $16,995                               $13,409
6/30/04                  $22,175                             $17,858                               $13,953
7/31/04                  $21,346                             $17,037                               $13,162
8/31/04                  $20,962                             $17,204                               $13,019
9/30/04                  $22,377                             $17,885                               $13,633
10/31/04                 $22,943                             $18,163                               $13,858
11/30/04                 $25,197                             $19,774                               $14,945
12/31/04                 $25,793                             $20,246                               $15,417
1/31/05                  $25,485                             $19,463                               $14,938
2/28/05                  $26,564                             $19,850                               $15,287
3/31/05                  $25,906                             $19,441                               $14,910



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE TS&W SMALL CAP VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The TS&W Small Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors considering the TS&W Small Cap Value Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the TS&W Small Cap Value Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing for more current investment results. For performance information regarding other share classes please consult your financial advisor. Funds that invest in smaller capitalization companies involve greater risk and price volatility than Funds that invest in larger, more established companies. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund. The TS&W Small Cap Value Fund-PBHG Class commenced operations on July 25, 2003. Prior to July 28, 2003, the PBHG Class shares of TS&W Small Cap Value Fund (the "Fund") were known as the TS&W Small Cap Value Fund, LLC (the "LLC"). On July 25, 2003, the Fund acquired the assets of the LLC. The LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of the predecessor LLC. However, the predecessor LLC was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. The performance information shown prior to July 28, 2003 are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares. The TS&W Small Cap Value Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 27.39% and 31.01%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 32.00% and 31.01%, respectively. For more information on the Russell 2000(R) Value Index, the Lipper Small-Cap Core Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.



           SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                                     5%
Cash                                                1%
Consumer Cyclical                                  18%
Consumer Non-Cyclical                               2%
Energy                                             10%
Financial                                          22%
Health Care                                         7%
Industrial                                         15%
Investment Company                                  1%
Services                                            3%
Technology                                          6%
Transportation                                      5%
Utilities                                           5%

         % of Total Portfolio Investments



   TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Energen                                           2.6%
Childrens Place                                   2.6%
Joy Global                                        2.4%
World Fuel Services                               2.3%
Chicago Bridge & Iron                             2.2%
General Maritime                                  2.2%
UGI                                               2.0%
Respironics                                       2.0%
Scientific Games, Cl A                            1.9%
ESCO Technologies                                 1.8%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  22.0%

PBHG FUNDS

HEITMAN REIT FUND

PORTFOLIO MANAGERS: Timothy J. Pire, CFA, Larry S. Antonatos and Randy Newsome

Portfolio Profile

OBJECTIVE:  High total return consistent with reasonable risk

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations principally engaged in the real estate industry such as "real estate investment trusts" (REITs). Heitman Real Estate Securities LLC ("Heitman"), the Fund's sub-adviser, considers a company principally engaged if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

STRATEGY: The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, tradition-al statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Investors should note that funds that invest in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. Heitman expects cash reserves to be less than 5% of the assets of the Fund.

Performance

    The overall REIT sector turned in strong positive performance for the 12 months ended March 31, 2005, as measured by the Dow Jones Wilshire Real Estate Securities Index (DJWRESI). Real estate generally outperformed the broader equity market for the period due to its attractive yields and moderate growth. The Heitman REIT Fund-PBHG Class generated a 10.96% return for the 12 months ended March 31, 2005. The Fund slightly trailed the DJWRESI, which was up 12.51%, but outperformed relative to the 6.69% return of the S&P 500 Index over the same period. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    Several factors helped Fund performance over the last 12 months. Consistent with our investment approach, the main driver behind performance was security selection. Our security selection was positive in seven out of ten property types and was particularly favorable in the regional retail, local retail and diversified sectors. Local and regional retail have been strong due to continued robust consumer spending and a steady stream of new store openings by retailers. Our annual returns were also enhanced by underweighting the manufactured homes sector, the worst performing sector of the benchmark over the past 12 months and overweighting the best performing sector of the benchmark, hotels. The manufactured homes sector has persistently lagged due to industry oversupply and credit issues. Hotels have continued to rebound from the March 2003 lows that resulted from Iraq war concerns and have further benefited from ongoing improvements in the level of business travel.
    Security selection in the apartment and industrial sectors detracted from performance, as the portfolio's holdings in these sectors underperformed those of the benchmark. Underweighting the apartment sector, which outperformed the overall benchmark, also detracted from performance. The apartment sector is beginning to see strengthening recovery in demand and was the third-best performing sector of the benchmark for the period.

Portfolio Discussion

    We believe the ongoing economic recovery is creating improving real estate fundamentals, which in turn are generating higher cash flow per share growth rates for real estate securities. We expect to see good cash flow growth rates for real estate companies throughout 2005 and into 2006. In our view, these higher growth rates should result in stable and increasing dividends at the individual company level. Sector performance is more difficult to predict, because of the different rates of improvements in cash flow for the individual property sectors.
    Rising oil prices pose some concerns. Fortunately, we believe the economy appears strong enough to withstand the negative impact of higher fuel costs, including the potential for moderately higher inflation. However, this view assumes that oil prices will eventually return to more reasonable levels. Some economists anticipate a sustained increase in oil prices due to a fundamental mismatch between supply and demand. More common is the view that oil prices will return to an average of around $45 per barrel for 2005 and $40 next year on the premise that energy demand growth will diminish and that the near-term energy supply can be supplemented. While we subscribe to the latter view, we acknowledge that another price hike or a sustained period of prices at current levels would be damaging to domestic and global economic growth. A further spike in oil prices could be a sufficient shock to put the U.S. economy into recession, although we currently view this possibility as remote.

                                                                      PBHG FUNDS

                                                               HEITMAN REIT FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|     X     |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                      AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                  One           Annualized        Annualized         Annualized        Annualized
                                 Year             3 Year            5 Year             10 Year          Inception
                                Return            Return            Return             Return            to Date
---------------------------------------------------------------------------------------------------------------------------
   PBHG Class                   10.96%            16.74%            19.05%             14.69%            10.87%
---------------------------------------------------------------------------------------------------------------------------
   Advisor Class                10.73%            16.44%            18.65%             14.26%            10.51%
---------------------------------------------------------------------------------------------------------------------------
   Class A with load             4.34%            14.04%            17.18%             13.48%             9.93%
---------------------------------------------------------------------------------------------------------------------------
   Class A without load         10.70%            16.31%            18.57%             14.15%            10.34%
---------------------------------------------------------------------------------------------------------------------------
   Class C with load             8.88%            15.45%            17.69%             13.30%             9.52%
---------------------------------------------------------------------------------------------------------------------------
   Class C without load          9.88%            15.45%            17.69%             13.30%             9.52%
---------------------------------------------------------------------------------------------------------------------------



 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HEITMAN REIT
   FUND - PBHG CLASS VERSUS THE S&P 500 INDEX, DOW JONES WILSHIRE REAL ESTATE
           SECURITIES INDEX AND THE LIPPER REAL ESTATE FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]

                                                                               Dow Jones
                                                                         Wilshire Real Estate         Lipper Real Estate
            Heitman REIT Fund -- PBHG Class     S&P 500 Index             Securities Index              Funds Average
--------------------------------------------------------------------------------------------------------------------------

3/13/89                  $10,000                   $10,000                     $10,000                      $10,000
3/31/89                   $9,960                   $10,000                     $10,000                      $10,000
4/30/89                  $10,140                   $10,519                     $10,181                      $10,218
5/31/89                  $10,170                   $10,893                     $10,357                      $10,293
6/30/89                  $10,281                   $10,881                     $10,472                      $10,419
7/31/89                  $10,747                   $11,863                     $10,803                      $10,908
8/31/89                  $10,706                   $12,094                     $10,690                      $10,943
9/30/89                  $10,481                   $12,045                     $10,666                      $10,957
10/31/89                 $10,308                   $11,765                     $10,133                      $10,657
11/30/89                 $10,121                   $12,004                      $9,981                      $10,658
12/31/89                  $9,944                   $12,292                      $9,977                      $10,744
1/31/90                   $9,833                   $11,467                      $9,508                      $10,415
2/28/90                   $9,769                   $11,615                      $9,504                      $10,385
3/31/90                   $9,598                   $11,923                      $9,482                      $10,423
4/30/90                   $9,718                   $11,625                      $9,298                      $10,234
5/31/90                   $9,392                   $12,759                      $9,257                      $10,305
6/30/90                   $9,413                   $12,672                      $9,275                      $10,467
7/31/90                   $9,489                   $12,632                      $8,919                      $10,551
8/31/90                   $8,714                   $11,490                      $7,878                       $9,688
9/30/90                   $7,740                   $10,931                      $6,965                       $8,962
10/31/90                  $7,313                   $10,884                      $6,463                       $8,845
11/30/90                  $7,789                   $11,588                      $6,726                       $9,177
12/31/90                  $7,741                   $11,911                      $6,639                       $9,222
1/31/91                   $8,715                   $12,429                      $7,286                       $9,962
2/28/91                   $8,968                   $13,318                      $7,713                      $10,498
3/31/91                   $9,523                   $13,641                      $8,401                      $11,063
4/30/91                   $9,534                   $13,673                      $8,333                      $11,208
5/31/91                   $9,698                   $14,263                      $8,463                      $11,338
6/30/91                   $9,534                   $13,610                      $8,045                      $10,995
7/31/91                   $9,499                   $14,244                      $8,011                      $11,159
8/31/91                   $9,226                   $14,581                      $7,915                      $11,108
9/30/91                   $9,253                   $14,337                      $7,824                      $11,342
10/31/91                  $9,012                   $14,530                      $7,647                      $11,205
11/30/91                  $8,879                   $13,945                      $7,394                      $11,064
12/31/91                  $9,564                   $15,539                      $7,969                      $12,001
1/31/92                  $10,116                   $15,250                      $8,345                      $12,444
2/29/92                   $9,920                   $15,447                      $8,324                      $12,250
3/31/92                   $9,910                   $15,147                      $8,144                      $12,088
4/30/92                   $9,749                   $15,592                      $8,009                      $12,001
5/31/92                  $10,097                   $15,669                      $8,041                      $12,449
6/30/92                   $9,924                   $15,436                      $7,799                      $12,237
7/31/92                  $10,314                   $16,066                      $7,828                      $12,583
8/31/92                  $10,365                   $15,738                      $7,709                      $12,722
9/30/92                  $10,594                   $15,922                      $8,002                      $12,968
10/31/92                 $10,799                   $15,977                      $8,088                      $13,147
11/30/92                 $10,722                   $16,522                      $8,158                      $13,291
12/31/92                 $11,273                   $16,724                      $8,559                      $13,923
1/31/93                  $11,959                   $16,863                      $9,154                      $14,561
2/28/93                  $12,658                   $17,093                      $9,596                      $15,114
3/31/93                  $13,861                   $17,454                     $10,241                      $16,104
4/30/93                  $12,986                   $17,032                      $9,660                      $15,615
5/31/93                  $12,751                   $17,487                      $9,509                      $15,541
6/30/93                  $13,104                   $17,539                      $9,758                      $15,837
7/31/93                  $13,460                   $17,468                      $9,955                      $16,187
8/31/93                  $13,724                   $18,131                     $10,162                      $16,646
9/30/93                  $14,594                   $17,992                     $10,623                      $17,369
10/31/93                 $14,274                   $18,364                     $10,325                      $17,270
11/30/93                 $13,101                   $18,189                      $9,874                      $16,374
12/31/93                 $13,538                   $18,409                      $9,862                      $16,878
1/31/94                  $13,697                   $19,035                     $10,158                      $17,070
2/28/94                  $14,536                   $18,518                     $10,574                      $17,668
3/31/94                  $14,031                   $17,711                     $10,085                      $17,083
4/30/94                  $14,192                   $17,938                     $10,197                      $17,209
5/31/94                  $14,529                   $18,232                     $10,410                      $17,273
6/30/94                  $13,983                   $17,785                     $10,204                      $16,872
7/31/94                  $13,820                   $18,369                     $10,228                      $16,808
8/31/94                  $13,894                   $19,122                     $10,220                      $16,968
9/30/94                  $13,855                   $18,655                     $10,050                      $16,676
10/31/94                 $13,164                   $19,074                      $9,682                      $16,094
11/30/94                 $12,624                   $18,379                      $9,304                      $15,503
12/31/94                 $13,945                   $18,652                     $10,025                      $16,798
1/31/95                  $13,189                   $19,135                      $9,701                      $16,249
2/28/95                  $13,256                   $19,881                     $10,004                      $16,444
3/31/95                  $13,312                   $20,468                     $10,063                      $16,486
4/30/95                  $13,107                   $21,071                      $9,990                      $16,331
5/31/95                  $13,654                   $21,913                     $10,321                      $17,045
6/30/95                  $13,830                   $22,422                     $10,500                      $17,398
7/31/95                  $14,143                   $23,165                     $10,670                      $17,767
8/31/95                  $14,317                   $23,224                     $10,799                      $18,001
9/30/95                  $14,759                   $24,204                     $10,998                      $18,419
10/31/95                 $14,266                   $24,117                     $10,658                      $17,922
11/30/95                 $14,459                   $25,176                     $10,768                      $18,047
12/31/95                 $15,461                   $25,661                     $11,393                      $19,305
1/31/96                  $15,479                   $26,534                     $11,549                      $19,562
2/29/96                  $15,747                   $26,780                     $11,779                      $19,759
3/31/96                  $15,933                   $27,038                     $11,874                      $19,789
4/30/96                  $15,951                   $27,437                     $11,927                      $19,769
5/31/96                  $16,350                   $28,144                     $12,194                      $20,269
6/30/96                  $16,707                   $28,251                     $12,437                      $20,598
7/31/96                  $16,634                   $27,003                     $12,327                      $20,515
8/31/96                  $17,405                   $27,573                     $12,852                      $21,412
9/30/96                  $17,878                   $29,125                     $13,173                      $21,971
10/31/96                 $18,324                   $29,928                     $13,529                      $22,458
11/30/96                 $19,272                   $32,190                     $14,091                      $23,476
12/31/96                 $21,345                   $31,553                     $15,595                      $25,835
1/31/97                  $21,540                   $33,524                     $15,817                      $26,197
2/28/97                  $21,638                   $33,787                     $15,826                      $26,249
3/31/97                  $21,879                   $32,398                     $15,880                      $26,309
4/30/97                  $20,975                   $34,332                     $15,366                      $25,375
5/31/97                  $21,564                   $36,423                     $15,823                      $26,167
6/30/97                  $22,716                   $38,055                     $16,607                      $27,638
7/31/97                  $23,570                   $41,082                     $17,153                      $28,807
8/31/97                  $23,471                   $38,781                     $17,027                      $28,677
9/30/97                  $25,309                   $40,905                     $18,705                      $31,419
10/31/97                 $24,788                   $39,539                     $17,910                      $30,464
11/30/97                 $25,008                   $41,369                     $18,269                      $30,835
12/31/97                 $25,854                   $42,079                     $18,677                      $31,680
1/31/98                  $25,534                   $42,545                     $18,415                      $31,341
2/28/98                  $25,361                   $45,613                     $18,179                      $31,065
3/31/98                  $26,131                   $47,949                     $18,537                      $31,830
4/30/98                  $25,236                   $48,432                     $17,952                      $30,881
5/31/98                  $24,589                   $47,599                     $17,780                      $30,498
6/30/98                  $24,291                   $49,533                     $17,686                      $30,211
7/31/98                  $23,162                   $49,005                     $16,456                      $28,323
8/31/98                  $21,079                   $41,920                     $14,745                      $25,378
9/30/98                  $22,108                   $44,606                     $15,571                      $26,702
10/31/98                 $21,259                   $48,234                     $15,357                      $26,232
11/30/98                 $21,794                   $51,157                     $15,645                      $26,746
12/31/98                 $21,946                   $54,105                     $15,421                      $26,597
1/31/99                  $21,361                   $56,368                     $15,088                      $26,020
2/28/99                  $20,826                   $54,616                     $14,968                      $25,653
3/31/99                  $20,750                   $56,801                     $14,887                      $25,360
4/30/99                  $22,647                   $59,001                     $16,474                      $28,038
5/31/99                  $23,577                   $57,607                     $16,753                      $28,669
6/30/99                  $23,293                   $60,804                     $16,470                      $28,328
7/31/99                  $22,392                   $58,906                     $15,839                      $27,263
8/31/99                  $22,313                   $58,614                     $15,602                      $26,810
9/30/99                  $21,978                   $57,008                     $14,898                      $25,759
10/31/99                 $21,287                   $60,615                     $14,621                      $25,175
11/30/99                 $20,729                   $61,847                     $14,391                      $24,888
12/31/99                 $21,692                   $65,490                     $14,932                      $25,906
1/31/00                  $21,530                   $62,199                     $14,994                      $25,781
2/29/00                  $21,018                   $61,022                     $14,707                      $25,348
3/31/00                  $21,910                   $66,992                     $15,351                      $26,479
4/30/00                  $23,221                   $64,976                     $16,445                      $27,924
5/31/00                  $23,331                   $63,643                     $16,642                      $28,285
6/30/00                  $24,254                   $65,212                     $17,202                      $29,390
7/31/00                  $25,888                   $64,193                     $18,747                      $31,662
8/31/00                  $25,085                   $68,180                     $18,072                      $30,773
9/30/00                  $26,005                   $64,580                     $18,659                      $31,880
10/31/00                 $24,800                   $64,307                     $17,848                      $30,452
11/30/00                 $25,444                   $59,237                     $18,249                      $30,903
12/31/00                 $27,094                   $59,527                     $19,518                      $32,908
1/31/01                  $26,980                   $61,639                     $19,712                      $33,070
2/28/01                  $26,414                   $56,019                     $19,302                      $32,560
3/31/01                  $26,299                   $52,470                     $19,316                      $32,446
4/30/01                  $26,701                   $56,548                     $19,778                      $33,199
5/31/01                  $27,303                   $56,926                     $20,331                      $33,867
6/30/01                  $28,907                   $55,541                     $21,422                      $35,678
7/31/01                  $28,502                   $54,994                     $20,994                      $35,122
8/31/01                  $29,545                   $51,551                     $21,728                      $36,168
9/30/01                  $27,933                   $47,389                     $20,439                      $34,631
10/31/01                 $27,198                   $48,292                     $19,675                      $33,565
11/30/01                 $28,933                   $51,997                     $20,950                      $35,290
12/31/01                 $29,913                   $52,452                     $21,556                      $36,271
1/31/02                  $30,118                   $51,687                     $21,650                      $36,340
2/28/02                  $30,936                   $50,690                     $22,146                      $37,030
3/31/02                  $32,939                   $52,596                     $23,509                      $39,145
4/30/02                  $33,042                   $49,407                     $23,653                      $39,689
5/31/02                  $33,180                   $49,043                     $23,892                      $40,221
6/30/02                  $33,712                   $45,550                     $24,382                      $41,081
7/31/02                  $31,596                   $41,999                     $22,872                      $38,884
8/31/02                  $31,388                   $42,275                     $22,882                      $38,930
9/30/02                  $30,002                   $37,681                     $21,871                      $37,443
10/31/02                 $28,481                   $40,997                     $20,783                      $35,900
11/30/02                 $29,967                   $43,410                     $21,811                      $37,365
12/31/02                 $30,690                   $40,859                     $22,130                      $37,810
1/31/03                  $29,965                   $39,789                     $21,483                      $36,910
2/28/03                  $30,423                   $39,192                     $21,800                      $37,482
3/31/03                  $31,052                   $39,573                     $22,354                      $38,288
4/30/03                  $32,516                   $42,832                     $23,294                      $39,896
5/31/03                  $34,288                   $45,089                     $24,630                      $42,166
6/30/03                  $35,048                   $45,666                     $25,111                      $43,132
7/31/03                  $37,030                   $46,471                     $26,567                      $45,189
8/31/03                  $37,341                   $47,376                     $26,852                      $45,591
9/30/03                  $38,552                   $46,873                     $27,757                      $47,091
10/31/03                 $39,140                   $49,524                     $28,180                      $48,024
11/30/03                 $40,746                   $49,960                     $29,401                      $50,108
12/31/03                 $41,814                   $52,580                     $30,336                      $51,776
1/31/04                  $43,745                   $53,545                     $31,466                      $53,734
2/29/04                  $44,510                   $54,289                     $32,112                      $54,932
3/31/04                  $47,225                   $53,470                     $34,012                      $57,926
4/30/04                  $40,542                   $52,632                     $29,291                      $49,972
5/31/04                  $43,337                   $53,354                     $31,510                      $53,131
6/30/04                  $44,546                   $54,391                     $32,446                      $54,693
7/31/04                  $45,076                   $52,591                     $32,640                      $55,026
8/31/04                  $48,459                   $52,803                     $35,183                      $58,878
9/30/04                  $48,603                   $53,375                     $35,116                      $58,996
10/31/04                 $51,228                   $54,191                     $37,011                      $61,928
11/30/04                 $53,689                   $56,383                     $38,758                      $64,832
12/31/04                 $56,431                   $58,302                     $40,896                      $68,340
1/31/05                  $51,784                   $56,881                     $37,541                      $63,228
2/28/05                  $53,244                   $58,078                     $38,685                      $64,885
3/31/05                  $52,401                   $57,049                     $38,267                      $63,788



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE HEITMAN REIT FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Heitman REIT Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the Heitman REIT Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in a limited number of securities and in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund. The Heitman REIT Fund-PBHG Class commenced operations on March 13, 1989. The performance shown for the Advisor Class prior to its inception on May 15, 1995, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was 14.14%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The Heitman REIT Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 17.68% and 21.51%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 22.41% and 21.51%, respectively. For more information on the S&P 500 Index, the Dow Jones Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at March 31, 1989.



           SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Apartments                                         15%
Diversified                                        12%
Hotels                                             13%
Office Property                                    17%
Net Lease                                           4%
Regional Malls                                     12%
Shopping Centers                                   13%
Storage                                             6%
Warehouse/Industrial                                6%
Manufactured Housing                                1%
Cash                                                1%

         % of Total Portfolio Investments



     TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Simon Property Group                              8.8%
Starwood Hotels & Resorts Worldwide               6.0%
Vornado Realty Trust                              5.9%
Equity Residential                                5.1%
Boston Properties                                 4.7%
Public Storage                                    4.7%
Host Marriott                                     4.2%
Regency Centers                                   3.9%
Pan Pacific Retail Properties                     3.6%
Brookfield Properties                             3.1%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  50.0%

PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND

PORTFOLIO MANAGER: James M. Smith, CFA*

Portfolio Profile

OBJECTIVE: Long-term growth of capital. Current income is incidental to the Fund's goal.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified Fund, invests at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

STRATEGY: The Fund's strategy is to invest in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. It should also be noted that Fund's that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Liberty Ridge uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

Performance

    For the twelve months ended March 31, 2005 the PBHG Technology & Communications Fund-PBHG Class returned at net asset value -3.44%, versus a return of 1.86% for its benchmark, the PSE Technology Index. However, the Fund significantly outperformed its peer group, as measured by the Lipper Science and Technology Fund Index, which lost 6.58% for the twelve month period. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and that the investment return and principal value of an investment in the Fund will fluctuate.
    These past twelve month saw share prices exhibit little conviction and little direction. This came on the heels of large gains experienced in the prior year when share prices adjusted to improving conditions following the deflating of the technology bubble of the late nineties. The December quarter was buoyed by the expectation of a strong holiday selling season for consumer electronics, and by a sense that inventory excesses which accumulated during the summer were finally being worked through the technology supply chain. The March quarter only saw these positive signals countered by fears of seasonally weak demand and pricing power still firmly in the hands of customers rather than vendors. As the economic cycle began to mature and growth rates began to slow, all eyes were scanning for the capital spending expansion which ordinarily appears late in the expansion. The lack of solid evidence of a sustained capital goods recovery weighed on share prices as the year concluded. Finally, fears of an eroding leadership position in technological innovation were never very far from the surface, given progress on hardware development and manufacturing in Asia and software development in India. All of these factors acted to restrain results.

Portfolio Discussion

    The Fund entered the fiscal year positioned for the continuation of a global economic expansion fueled by low interest rates. Consistent with this assessment, a relatively heavy exposure was maintained in the semiconductor industry, as prospects for strong unit growth, less steep pricing declines, and low valuations created the opportunity for strong share performance. Unfortunately, growth was not consistent throughout the year, and was lacking the strength needed to provide strong earnings leverage to many of the companies. Similarly, the duration of the expansion cycle for long lead time semiconductor capital equipment was unexpectedly brief and fragile. These exposures adversely affected performance. On the other hand, while less concentrated, the Fund did enjoy strong results within the internet domain - content, software, and portals, as powerful business model leverage powered earnings. Other exposures that benefited the Fund included computer storage, driven by tight conditions in disk drives, and computer services, especially specialist companies in outsourcing. Health care, typically a small weighting in the portfolio, emphasized biotechnology companies, which proved disappointing during the year, as safety concerns took on greater importance versus product efficacy with the regulators.
    Certain names are worth highlighting for their contributions to Fund results. A top performer was Apple Computer, which enjoyed an excellent holiday selling season with its innovative iPod(R) product. Strong momentum seems to be pulling along the rest of the company's product line, and at year end Apple remained the Fund's largest position. Autodesk, a leader in engineering software, continues to prosper due to a combination of brand franchise, product innovation geared towards broader audiences, and steady profitability improvement. Other winners of note include Yahoo and Infosys, a strong player in India driving the trend to outsourced software development. On the negative side, there was no consistent theme to the poorest stocks. Conexant Systems was a turnaround situation in the semiconductor area which proved slow to turn. Cisco, a larger holding, is a top quality company that detracted from performance. While earnings were decent, they were perceived as inadequate to support a premium valuation.
    As the year progressed, and as investors' tolerance for risk declined, the Fund has taken on a greater interest in more stable, mature companies with established franchises. At the same time, it has stepped away from lower quality companies and companies whose success is premised on hoped for fundamental turnarounds. Names such as NCR, a long established and now nicely growing vendor of data warehousing solutions and point of sale terminals, have been added. Names like Applied Micro Circuits, Sanmina, and Conexant Systems have been eliminated, as turnarounds become more difficult as economic growth shows signs of slowing and interest rates continue to rise.
    The reasons for a long term exposure to technology investing remain undiminished, as these enterprises are inextricably linked to the continuing worldwide productivity revolution. Further, the life cycle of technology solutions gets progressively shorter, and obsolescence cannot indefinitely be tolerated by users who need to remain competitive, we believe a replacement cycle should be near at hand, though its exact timing is less clear. Valuations comfortably reside at attractive levels relative to growth rates and relative to other equity investment styles. We are optimistic about the Fund's prospects in the year ahead.


* Effective December 9, 2004.

                                                                      PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

           INVESTMENT FOCUS
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.



                                   AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                       (3.44)%             (11.08)%             (32.88)%               3.33%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                    (3.65)%             (11.31)%             (33.05)%               3.07%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                (9.20)%             (13.03)%             (33.89)%               2.30%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load             (3.63)%             (11.30)%             (33.10)%               2.94%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                (5.34)%             (11.98)%             (33.61)%               2.17%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load             (4.39)%             (11.98)%             (33.61)%               2.17%
---------------------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG TECHNOLOGY
  & COMMUNICATIONS FUND - PBHG CLASS VERSUS THE PSE TECHNOLOGY INDEX(R)AND THE
                   LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]


                    PBHG Technology &                                                          Lipper Science &
           Communications Fund -- PBHG Class          PSE Technology Index(R)              Technology Funds Average
---------------------------------------------------------------------------------------------------------------------------

9/30/95                  $10,000                             $10,000                               $10,000
10/31/95                 $10,800                             $10,057                                $9,865
11/30/95                 $11,720                             $10,210                                $9,979
12/31/95                 $11,602                              $9,919                                $9,518
1/31/96                  $11,462                             $10,154                                $9,447
2/29/96                  $12,562                             $10,451                                $9,950
3/31/96                  $12,482                              $9,899                                $9,652
4/30/96                  $14,132                             $10,901                               $10,738
5/31/96                  $15,303                             $11,005                               $11,162
6/30/96                  $14,973                             $10,244                               $10,421
7/31/96                  $13,712                              $9,456                                $9,450
8/31/96                  $14,963                             $10,038                                $9,998
9/30/96                  $16,643                             $10,945                               $11,064
10/31/96                 $16,793                             $10,780                               $10,918
11/30/96                 $17,663                             $12,243                               $11,901
12/31/96                 $17,916                             $11,954                               $11,598
1/31/97                  $18,539                             $13,217                               $12,356
2/28/97                  $16,580                             $12,659                               $11,287
3/31/97                  $14,927                             $11,955                               $10,448
4/30/97                  $15,437                             $12,365                               $10,778
5/31/97                  $18,100                             $13,861                               $12,236
6/30/97                  $18,641                             $13,958                               $12,353
7/31/97                  $20,865                             $16,113                               $13,998
8/31/97                  $20,773                             $16,092                               $14,034
9/30/97                  $22,416                             $16,638                               $14,711
10/31/97                 $19,732                             $14,929                               $13,437
11/30/97                 $19,151                             $14,971                               $13,326
12/31/97                 $18,511                             $14,392                               $13,008
1/31/98                  $17,697                             $14,981                               $13,346
2/28/98                  $19,850                             $16,819                               $14,888
3/31/98                  $20,643                             $17,151                               $15,279
4/30/98                  $21,061                             $17,820                               $15,915
5/31/98                  $19,047                             $16,410                               $14,761
6/30/98                  $20,332                             $17,164                               $15,936
7/31/98                  $19,186                             $17,121                               $15,671
8/31/98                  $16,004                             $13,912                               $12,567
9/30/98                  $17,997                             $15,881                               $14,233
10/31/98                 $18,072                             $17,683                               $15,315
11/30/98                 $20,322                             $19,647                               $17,258
12/31/98                 $23,324                             $22,319                               $20,047
1/31/99                  $28,435                             $25,591                               $23,058
2/28/99                  $25,325                             $22,967                               $20,953
3/31/99                  $30,000                             $24,724                               $23,275
4/30/99                  $31,653                             $25,599                               $23,885
5/31/99                  $30,120                             $26,347                               $23,622
6/30/99                  $34,622                             $29,839                               $26,473
7/31/99                  $34,067                             $29,662                               $26,219
8/31/99                  $36,916                             $31,189                               $27,564
9/30/99                  $37,916                             $31,233                               $28,325
10/31/99                 $45,517                             $33,074                               $31,333
11/30/99                 $54,107                             $37,846                               $36,437
12/31/99                 $80,210                             $48,396                               $45,513
1/31/00                  $82,496                             $47,350                               $44,690
2/29/00                 $117,027                             $58,153                               $56,622
3/31/00                 $100,197                             $57,869                               $54,583
4/30/00                  $81,848                             $54,187                               $48,110
5/31/00                  $68,637                             $49,542                               $42,361
6/30/00                  $93,468                             $54,868                               $49,016
7/31/00                  $85,195                             $51,182                               $46,550
8/31/00                  $99,596                             $58,310                               $53,523
9/30/00                  $92,089                             $51,759                               $47,984
10/31/00                 $74,246                             $48,413                               $42,917
11/30/00                 $45,137                             $40,471                               $32,260
12/31/00                 $45,165                             $40,596                               $31,454
1/31/01                  $48,379                             $45,754                               $34,766
2/28/01                  $34,067                             $37,410                               $25,442
3/31/01                  $25,853                             $33,024                               $21,386
4/30/01                  $31,719                             $38,400                               $25,535
5/31/01                  $30,000                             $37,019                               $24,442
6/30/01                  $28,399                             $36,213                               $24,198
7/31/01                  $26,102                             $34,328                               $22,158
8/31/01                  $21,509                             $31,568                               $19,342
9/30/01                  $15,787                             $25,819                               $15,114
10/31/01                 $18,517                             $29,899                               $17,505
11/30/01                 $21,942                             $33,944                               $20,218
12/31/01                 $21,509                             $34,336                               $20,420
1/31/02                  $21,378                             $34,165                               $20,097
2/28/02                  $17,664                             $31,375                               $17,370
3/31/02                  $19,409                             $34,237                               $18,998
4/30/02                  $16,535                             $30,258                               $16,684
5/31/02                  $15,039                             $29,046                               $15,699
6/30/02                  $12,257                             $25,676                               $13,594
7/31/02                  $11,181                             $22,686                               $12,102
8/31/02                  $10,538                             $22,400                               $11,754
9/30/02                   $8,806                             $19,306                                $9,984
10/31/02                  $9,987                             $22,525                               $11,672
11/30/02                 $11,562                             $25,729                               $13,653
12/31/02                  $9,790                             $22,958                               $11,798
1/31/03                   $9,606                             $22,748                               $11,759
2/28/03                   $9,751                             $22,890                               $11,829
3/31/03                   $9,593                             $22,880                               $11,780
4/30/03                  $10,367                             $24,930                               $12,991
5/31/03                  $11,575                             $28,013                               $14,660
6/30/03                  $11,535                             $28,211                               $14,773
7/31/03                  $12,073                             $29,780                               $15,668
8/31/03                  $13,241                             $31,689                               $16,841
9/30/03                  $12,716                             $30,951                               $16,393
10/31/03                 $14,003                             $33,395                               $18,112
11/30/03                 $14,121                             $34,045                               $18,454
12/31/03                 $14,186                             $35,037                               $18,480
1/31/04                  $14,869                             $36,888                               $19,472
2/29/04                  $14,580                             $36,552                               $19,155
3/31/04                  $14,134                             $35,916                               $18,733
4/30/04                  $13,163                             $34,493                               $17,328
5/31/04                  $14,042                             $35,945                               $18,302
6/30/04                  $14,383                             $37,011                               $18,641
7/31/04                  $12,821                             $33,948                               $16,531
8/31/04                  $12,297                             $32,801                               $15,815
9/30/04                  $13,005                             $34,269                               $16,585
10/31/04                 $13,740                             $35,891                               $17,544
11/30/04                 $14,370                             $37,867                               $18,577
12/31/04                 $14,921                             $39,273                               $19,238
1/31/05                  $13,766                             $37,356                               $17,974
2/28/05                  $13,976                             $37,474                               $18,037
3/31/05                  $13,648                             $36,582                               $17,509



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Technology & Communications Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Investors considering the PBHG Technology & Communications Fund should have a long-term investment horizon. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that concentrate in one or a group of industries may involve more risks than more diversified funds, including greater potential for volatility. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. James M. Smith has managed the Fund since December 9, 2004, and has been involved in managing the Fund since November 2003. The PBHG Technology & Communications Fund-PBHG Class commenced operations on September 29, 1995. The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was (24.70)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The PBHG Technology & Communication Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 0.52% and 3.75%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 4.56% and 3.75%, respectively. For more information on the PSE Technology Index(R), the Lipper Science & Technology Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at September 30, 1995.



          SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                1%
Consumer Cyclical                                   2%
Health Care                                         5%
Services                                            2%
Technology                                         90%

           % of Total Portfolio Investments



     TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2005

Apple Computer                                    3.1%
Yahoo!                                            2.4%
Infosys Technologies ADR                          2.3%
Autodesk                                          2.3%
International Business Machines                   1.9%
Google                                            1.9%
Oracle                                            1.9%
Nextel Communications                             1.8%
Symantec                                          1.8%
NCR                                               1.8%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  21.2%

PBHG FUNDS

DWIGHT INTERMEDIATE FIXED INCOME FUND

PORTFOLIO MANAGERS: David T. Kilborn, CFA and Robert P. Clancy, FSA

Portfolio Profile

OBJECTIVE: High level of current income consistent with relative stability of principal.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure such as dollar rolls.

STRATEGY: The Fund's average duration is expected to range from 75% to 125% of the average duration of the Lehman Intermediate Aggregate Bond Index based upon Dwight Asset Management Company's ("Dwight") forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

Performance

    The year ended March 31, 2005, proved challenging for investors in fixed income securities. With interest rates beginning the year near historical lows, the economy growing at a healthy rate and inflationary pressures starting to build, it was hard to imagine that interest rates would go anywhere but up. Interest rates did in fact rise over the past year, which placed added importance for fixed income fund managers on managing portfolio duration and yield curve position, rotating into sectors believed to provide the best relative value and identifying undervalued securities. Our strategy for managing these key components was successful, as the Fund provided investors with a positive return in a difficult market environment and outperformed its benchmark, the Lehman Intermediate Aggregate Bond Index, for the period.
    The Dwight Intermediate Fixed Income Fund-PBHG Class provided investors with a return of 3.72% net of fees for the fiscal year ended March 31, 2005. The Fund outperformed its benchmark, the Lehman Intermediate Aggregate Bond Index, which returned 0.88% over the same period. The outperformance of the Fund versus the benchmark is attributed to duration management, yield curve positioning, sector allocation decisions and security selection. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.

Porfolio Discussion

    At the beginning of 2004, we expected that the Federal Reserve would soon embark on a shift in monetary policy in response to improving economic conditions and increasing inflationary pressures. Our expectations were that after three years of decreasing the federal funds rate to spur economic growth and stimulate employment, the Fed would begin increasing short-term interest rates to keep the economy from overheating and maintain price stability. Following several robust employment reports in the spring of 2004 and evidence of increasing prices, the Fed raised interest rates in June of 2004 for the first time in four years. That quarter point increase was the first of seven consecutive rate increases over the course of the period. By the end of the first quarter of 2005, the Fed had increased the federal funds rate from 1.00% last June to 2.75%.
    As we expected, the increase in interest rates by the Federal Reserve eventually resulted in a selloff in the U.S. Treasury market that pushed yields higher across the yield curve. The two-year Treasury yield, which is typically most sensitive to changes in interest rates by the Fed, increased 2.15% to 3.78% over the 12-month period ended March 31, 2005. Yields of longer dated Treasuries were slower to react to the changes in Fed policy, but also ended the period higher.
    In anticipation of a monetary policy change by the Fed, we positioned the Dwight Intermediate Fixed Income Fund for a rising interest rate environment. To help mitigate the impact that rising interest rates typically have on a bond portfolio, we shortened the duration of the Fund versus the benchmark. Prices of bonds with shorter durations are generally less impacted by a rising interest rate environment than bonds with longer durations. On March 31, 2004, the duration of the Fund was 2.6 years, which was 0.60 years shorter than the duration of the Lehman Intermediate Aggregate Bond Index. We maintained our short duration bias for the entire year. On March 31, 2005, the duration of the Fund was 3.14 years, still 0.63 years short of the benchmark duration. We believe the defensive duration position was beneficial to Fund performance, contributing positively to returns over the past year.
    We also decreased our exposure to the two-year segment of the yield curve, which we believed would underperform in a rising interest rate environment. Our contention was that as the Fed increased interest rates, the yield of two-year Treasuries would rise more rapidly then yields on five- and ten-year Treasuries. In other words, we expected that the yield curve would flatten, with yields at the short-end of the curve rising more quickly than yields at the longer end of the curve. To position the Fund for this scenario, we purchased more short-term floating rate securities, which are typically less impacted by rising interest rates. During the 12 months ended March 31, 2005, the spread between the two-year Treasury and the ten-year Treasury declined from 226 basis points to 70 basis points. This flattening of the yield curve benefited the performance of the Fund relative to its benchmark.
    In most environments, we believe that higher yielding portfolios which overweight spread sector product, non-Treasury securities which include asset-backed securities, mortgage-backed securities, corporates and commercial mortgage-backed securities, generally provide superior returns versus the benchmark. This strategy proved successful over the past 12 months. With the economy relatively healthy and yields, while increasing, still at comparatively low levels, investors sought out higher yielding securities. The demand for these types of securities compressed spreads and pushed prices higher, providing investors with excess returns over Treasuries. The Fund's underweight to Treasury and Agency securities relative to the benchmark contributed positively to performance over the past year. Lower rated securities generally provided the best excess returns to investors over the past year, as evidenced by the 6.84% return of the Lehman High Yield Index, a measure of high yield bonds, for the period. Although modest, the Fund's allocation to this sector enhanced performance. In addition, the Fund's allocation to corporates, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities all provided positive excess returns relative to Treasuries over the past year.
    Recently, we modestly reduced our allocation to corporate bonds, as negative earnings announcements by General Motors and an ongoing review of the financial reporting at AIG may adversely affect the performance of this sector. We pared our allocation to corporates, as we no longer believe they offer as much relative value on a risk adjusted basis as other sectors at this time. We also reduced our allocation to mortgage-backed securities during the first quarter of 2005, as an increase in volatility in the Treasury market adversely affected the performance of these types of securities. We expect that commercial mortgage-backed securities will be more insulated from the credit and event risk that impacted the corporate market and the volatility, prepayment and extension risk that can impact residential mortgages. We anticipate these types of securities will perform well in the coming months. As a result, we are currently overweight commercial mortgage-backed securities versus the benchmark.
    The Dwight Intermediate Fixed Income Fund performed well in what was a difficult environment for fixed income managers this past year. Our focus on security selection, duration management and our strategy of overweighting spread product provided returns to investors in excess of the returns of the benchmark. Although we expect market conditions will again prove challenging for managers of fixed income portfolios in the coming year, we believe that the Fund is well positioned to meet its objectives.

                                                                      PBHG FUNDS

                                           DWIGHT INTERMEDIATE FIXED INCOME FUND


           INVESTMENT FOCUS
               MATURITY


    SHORT     INTERMEDIATE     LONG
|------------|------------|------------|
|            |            |            |
|            |            |            |
|            |      X     |            |  High
|            |            |            |
|            |            |            |
|------------|------------|------------|               Q
|            |            |            |               U
|            |            |            |               A
|            |            |            |  Medium       L
|            |            |            |               I
|            |            |            |               T
|------------|------------|------------|               Y
|            |            |            |
|            |            |            |
|            |            |            |  Low
|            |            |            |
|            |            |            |
|------------|------------|------------|


Source: Liberty Ridge Capital, Inc.




               AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------
                                      One                   Cumulative
                                     Year                    Inception
                                    Return                    to Date
--------------------------------------------------------------------------------
  PBHG Class                         3.72%                     5.96%
--------------------------------------------------------------------------------
  Class A with load                 (1.42)%                    2.64%
--------------------------------------------------------------------------------
  Class A without load               3.46%                     5.69%
--------------------------------------------------------------------------------
  Classs C with load                 1.80%                     4.90%
--------------------------------------------------------------------------------
  Class C without load               2.79%                     4.90%
--------------------------------------------------------------------------------



     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE DWIGHT INTERMEDIATE FIXED INCOME FUND - PBHG CLASS VERSUS THE LEHMAN INTERMEDIATE
        AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE
                               DEBT FUNDS AVERAGE



[Line chart omitted -- plot points are as follows:]

                   Dwight Intermediate                  Lehman Intermediate             Lipper Intermediate Investment
            Fixed Income Fund -- PBHG Class          U.S. Aggregate Bond Index             Grade Debt Funds Average
---------------------------------------------------------------------------------------------------------------------------

7/31/03                  $10,000                             $10,000                               $10,000
8/31/03                  $10,129                             $10,043                               $10,065
9/30/03                  $10,364                             $10,265                               $10,328
10/31/03                 $10,330                             $10,193                               $10,242
11/30/03                 $10,380                             $10,210                               $10,271
12/31/03                 $10,488                             $10,308                               $10,371
1/31/04                  $10,593                             $10,375                               $10,450
2/29/04                  $10,668                             $10,474                               $10,547
3/31/04                  $10,619                             $10,542                               $10,623
4/30/04                  $10,589                             $10,315                               $10,365
5/31/04                  $10,560                             $10,279                               $10,313
6/30/04                  $10,653                             $10,334                               $10,361
7/31/04                  $10,742                             $10,424                               $10,455
8/31/04                  $10,872                             $10,595                               $10,639
9/30/04                  $10,899                             $10,613                               $10,668
10/31/04                 $10,958                             $10,690                               $10,752
11/30/04                 $10,957                             $10,622                               $10,681
12/31/04                 $11,030                             $10,695                               $10,775
1/31/05                  $11,065                             $10,731                               $10,824
2/28/05                  $11,042                             $10,676                               $10,775
3/31/05                  $11,013                             $10,635                               $10,709



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE DWIGHT INTERMEDIATE FIXED INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Dwight Intermediate Fixed Income Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Funds that invest in high-yielding, non-investment grade bonds involve higher risk than funds that invest solely in investment grade bonds. Adverse conditions may affect the issuer's ability to make timely interest and principal payments on these securities. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. Prior to July, 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund. The Dwight Intermediate Fixed Income Fund-PBHG Class commenced operations on July 31, 2003. The Dwight Intermediate Fixed Income Fund-Class A and C shares commenced operations on July 31, 2003. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 4.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. For more information on the Lehman Intermediate U.S. Aggregate Bond Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.


           SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Asset-Backed Securities                            23%
Cash                                               17%
Commercial Mortgages                                9%
Corporate Bonds                                    22%
Mortgage Related                                    3%
Residential Mortgages-Agency                       14%
Treasury Notes                                      8%
U.S. Government Bonds                               4%

           % of Total Portfolio Investments


             TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2005

Federal National Mortgage Association
  15 year TBA, 5.500%, 04/14/34                                       6.9%
U.S. Treasury Note, 3.375%, 02/15/08                                  6.6%
Federal Home Loan Mortgage Corporation
  30 year TBA, 5.500%, 04/13/35                                       4.7%
Federal National Mortgage Association
  30 year TBA, 5.000%, 05/13/35                                       4.7%
Federal National Mortgage Association
  15 year TBA, 4.500%, 04/15/14                                       3.9%
U.S. Treasury Note, 4.000%, 03/15/10                                  2.7%
Countrywide Home Loans CMO, Ser 2004-HYB6,
  Cl A2, 4.724%, 11/20/34                                             2.3%
Metris Master Trust, Ser 2002-4, Cl A, 3.230%, 05/20/11               2.0%
Washington Mutual CMO, Series 2005-AR2,
  Cl 2A22 (B), 2.870%, 01/25/45                                       2.0%
Aircraft Certificate Owner Trust ABS, Private Placement 144A,
  Ser 2003-1A, Cl B, 4.725%, 09/20/22                                 2.0%
--------------------------------------------------------------------------
Combined Top Ten Fixed Income Holdings as a % of
Total Portfolio Investments in Fixed Income Holdings                 37.8%

PBHG FUNDS

DWIGHT SHORT TERM FIXED INCOME FUND

PORTFOLIO MANAGERS: David T. Kilborn, CFA and Derrick M. Wulf, CFA

Portfolio Profile

OBJECTIVE: High level of current income with relatively high degree of stability of shareholders' capital.

INVESTS IN: Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by Dwight. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any high yield securities ("junk bonds"), and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion. The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

STRATEGY: Although Dwight may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less. In deciding which types of securities to buy and sell, Dwight's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

Performance

    The year ended March 31, 2005, proved challenging for fixed income investors. With interest rates beginning the year near historical lows, the economy growing at a healthy rate and inflationary pressures starting to build, it was hard to imagine that interest rates would go anywhere but up. Interest rates did in fact rise over the past year, which placed added importance for fixed income fund managers on managing portfolio duration and yield curve position, rotating into sectors believed to provide the best relative value and identifying undervalued securities. Our strategy for managing these key components was successful, as the Fund provided investors with a positive return in a difficult market environment and outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the period.
    The Dwight Short Term Fixed Income Fund was previously known as the PBHG IRA Capital Preservation Fund. On October 19, 2004, after obtaining the necessary shareholder approval, PBHG IRA Capital Preservation Fund was renamed the Dwight Short Term Fixed Income Fund. The Fund's investment objective and strategy were also modified at that time. Fund performance for the period reflects both that of the Dwight Short Term Fixed Income Fund and its predecessor, PBHG IRA Capital Preservation Fund. The Dwight Short Term Fixed Income Fund-PBHG Class provided investors with a return of 1.02% net of fees for the fiscal year ended March 31, 2005. The Fund outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which declined 0.35% over the same period. We attribute the outperformance of the Fund to sector and security selection, as the Fund owned higher yielding securities than the benchmark, many of which benefited from spread tightening during the period. The spread sectors that the Fund owned, including corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, all outperformed comparable duration Treasuries during the year. For standard performance for all share classes, please refer to the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.

Portfolio Discussion

    At the beginning of 2004, our expectations were that after three years of decreasing the federal funds rate to spur economic growth and stimulate employment, the Fed would begin increasing short-term interest rates to keep the economy from overheating and maintain price stability. Following several robust employment reports in the spring of 2004 and evidence of increasing prices, the Fed raised interest rates in June of 2004 for the first time in four years. That quarter point increase was the first of seven consecutive rate increases over the course of the period. By the end of the first quarter of 2005, the Fed had increased the federal funds rate from 1.00% last June to 2.75%.
    As we expected, the increase in interest rates by the Federal Reserve eventually resulted in a selloff in the U.S. Treasury market that pushed yields higher across the yield curve. The two-year Treasury yield, which is typically most sensitive to changes in interest rates by the Fed, increased 2.15% to 3.78% over the 12-month period ended March 31, 2005. Yields of longer dated Treasuries were slower to react to the changes in Fed policy, but also ended the period higher.
    In anticipation of a monetary policy change by the Fed, we positioned the Dwight Short Term Fixed Income Fund for a rising interest rate environment. We maintained the duration of the Fund short of its benchmark duration for much of the past year. We believe the defensive duration position was beneficial to Fund performance, contributing positively to returns over the past year.
    In most environments, we believe that higher yielding portfolios which overweight high quality spread sector product, which are non-Treasury securities that include asset-backed securities, mortgage-backed securities, corporates and commercial mortgage-backed securities, generally provide superior returns versus the benchmark. This strategy proved successful over the past 12 months. With the economy relatively healthy and yields still at comparatively low levels, investors sought out higher yielding investments. The demand for these types of securities translated into tighter spreads over Treasuries, which pushed prices higher and provided investors with excess returns relative to Treasuries.
    Mortgage-backed securities were the best performing sector, driven by the low volatility in interest rates for most of the year. Before rising in early February of 2005, the yield on the ten-year Treasury had spent the previous six months trading in a rather tight range. Mortgage-backed securities typically perform better in low volatility environments because prepayment and extension risk are less of an issue.
    Commercial mortgage-backed securities also performed well over the past year. Market conditions have been favorable for the sector. Retail properties have benefited from continued strength in consumer spending, office properties have seen higher demand due to the improving labor market and hotel properties have profited from an increase in business and leisure travel. From a relative value perspective, we believe commercial mortgage-backed securities continue to be attractive, as they are generally more insulated from the credit and event risk that can impact the corporate market and the prepayment and extension risk that can affect residential mortgages.
    Spreads on asset-backed securities continued to tighten over the past year. Supported by solid consumer fundamentals and low interest rates, securities backed by manufactured housing and home equity loans led the sector in incremental yield and spread tightening amid strong investor demand.
    Corporate bonds also outperformed comparable duration Treasuries during the year, despite a slightly weaker first quarter of 2005. General Motors' announcement that it would post a loss for the first quarter and not meet its 2005 earnings target resulted in a selloff in the corporate market. Although corporate bonds have still provided excess returns over Treasuries during the past year, we have modestly reduced our allocation. On a risk adjusted basis, we do not believe they offer as much relative value compared to other sectors at this time.
    We expect that the Fed will continue to increase interest rates in the coming year, as we believe economic conditions remain sound and inflationary pressures appear to be building. If interest rates continue to rise, short term bond funds like the Dwight Short Term Fixed Income Fund may provide investors with a more stable investment alternative in the months ahead.

                                                                      PBHG FUNDS

                                             DWIGHT SHORT TERM FIXED INCOME FUND

           INVESTMENT FOCUS
               MATURITY


    SHORT     INTERMEDIATE     LONG
|------------|------------|------------|
|            |            |            |
|            |            |            |
|     X      |            |            |  High
|            |            |            |
|            |            |            |
|------------|------------|------------|               Q
|            |            |            |               U
|            |            |            |               A
|            |            |            |  Medium       L
|            |            |            |               I
|            |            |            |               T
|------------|------------|------------|               Y
|            |            |            |
|            |            |            |
|            |            |            |  Low
|            |            |            |
|            |            |            |
|------------|------------|------------|


Source: Liberty Ridge Capital, Inc.



                                      AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     One              Annualized           Annualized           Annualized
                                    Year                3 Year               5 Year              Inception
                                   Return               Return               Return               to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Class                        1.02%               2.92%                 4.21%                4.47%
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                     0.88%               2.70%                 4.06%                4.31%
---------------------------------------------------------------------------------------------------------------------------
  Class A with load                (1.11)%              2.04%                 3.57%                3.88%
---------------------------------------------------------------------------------------------------------------------------
  Class A without load              0.87%               2.72%                 3.98%                4.25%
---------------------------------------------------------------------------------------------------------------------------
  Class C with load                (0.62)%              2.09%                 3.29%                3.54%
---------------------------------------------------------------------------------------------------------------------------
  Class C without load              0.36%               2.09%                 3.29%                3.54%
---------------------------------------------------------------------------------------------------------------------------


 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE DWIGHT SHORT
   TERM FIXED INCOME FUND - PBHG CLASS VERSUS THE MERRILL LYNCH 1-3 YEAR U.S. TREASURIES INDEX, RYAN 5 YEAR GIC INDEX, AND THE LIPPER SHORT INVESTMENT GRADE
                                   DEBT FUNDS


[Line chart omitted -- plot points are as follows:]

                  Dwight Short Term
                      Fixed Income             Merrill Lynch 1-3 Year                                        Lipper Short Investment
                   Fund -- PBHG Class          U.S. Treasuries Index           Ryan 5 Year GIC Index            Grade Debt Funds
----------------------------------------------------------------------------------------------------------------------------------

08/31/99                 $10,000                     $10,000                        10,000                         $10,000
9/30/99                  $10,055                     $10,065                        10,053                         $10,071
10/31/99                 $10,112                     $10,092                        10,106                         $10,097
11/30/99                 $10,166                     $10,111                        10,159                         $10,127
12/31/99                 $10,224                     $10,125                        10,212                         $10,147
1/31/00                  $10,279                     $10,122                        10,264                         $10,150
2/29/00                  $10,331                     $10,189                        10,317                         $10,211
3/31/00                  $10,386                     $10,252                        10,370                         $10,266
4/30/00                  $10,441                     $10,279                        10,422                         $10,279
5/31/00                  $10,499                     $10,321                        10,475                         $10,311
6/30/00                  $10,555                     $10,428                        10,528                         $10,421
7/31/00                  $10,613                     $10,494                        10,581                         $10,486
8/31/00                  $10,674                     $10,572                        10,634                         $10,562
9/30/00                  $10,738                     $10,648                        10,688                         $10,649
10/31/00                 $10,799                     $10,705                        10,741                         $10,674
11/30/00                 $10,857                     $10,806                        10,795                         $10,768
12/31/00                 $10,917                     $10,935                        10,848                         $10,882
1/31/01                  $10,978                     $11,072                        10,902                         $11,022
2/28/01                  $11,032                     $11,144                        10,956                         $11,097
3/31/01                  $11,098                     $11,237                        11,010                         $11,177
4/30/01                  $11,154                     $11,267                        11,064                         $11,201
5/31/01                  $11,209                     $11,330                        11,118                         $11,265
6/30/01                  $11,263                     $11,369                        11,171                         $11,306
7/31/01                  $11,319                     $11,496                        11,225                         $11,444
8/31/01                  $11,377                     $11,563                        11,279                         $11,512
9/30/01                  $11,430                     $11,753                        11,332                         $11,625
10/31/01                 $11,484                     $11,864                        11,385                         $11,723
11/30/01                 $11,532                     $11,838                        11,438                         $11,666
12/31/01                 $11,577                     $11,843                        11,490                         $11,647
1/31/02                  $11,621                     $11,867                        11,543                         $11,684
2/28/02                  $11,665                     $11,924                        11,595                         $11,730
3/31/02                  $11,711                     $11,843                        11,647                         $11,668
4/30/02                  $11,753                     $11,976                        11,699                         $11,768
5/31/02                  $11,800                     $12,024                        11,751                         $11,834
6/30/02                  $11,844                     $12,125                        11,802                         $11,865
7/31/02                  $11,887                     $12,273                        11,854                         $11,920
8/31/02                  $11,930                     $12,315                        11,905                         $11,995
9/30/02                  $11,974                     $12,417                        11,955                         $12,073
10/31/02                 $12,021                     $12,445                        12,006                         $12,082
11/30/02                 $12,064                     $12,408                        12,056                         $12,085
12/31/02                 $12,107                     $12,524                        12,106                         $12,204
1/31/03                  $12,149                     $12,523                        12,155                         $12,223
2/28/03                  $12,185                     $12,575                        12,204                         $12,297
3/31/03                  $12,224                     $12,598                        12,253                         $12,316
4/30/03                  $12,260                     $12,621                        12,313                         $12,368
5/31/03                  $12,297                     $12,669                        12,372                         $12,445
6/30/03                  $12,331                     $12,688                        12,431                         $12,463
7/31/03                  $12,365                     $12,619                        12,490                         $12,351
8/31/03                  $12,399                     $12,627                        12,549                         $12,364
9/30/03                  $12,433                     $12,742                        12,607                         $12,487
10/31/03                 $12,467                     $12,695                        12,667                         $12,450
11/30/03                 $12,501                     $12,688                        12,726                         $12,454
12/31/03                 $12,536                     $12,762                        12,785                         $12,517
1/31/04                  $12,571                     $12,788                        12,844                         $12,553
2/29/04                  $12,603                     $12,849                        12,903                         $12,610
3/31/04                  $12,637                     $12,889                        12,961                         $12,650
4/30/04                  $12,668                     $12,765                        13,019                         $12,543
5/31/04                  $12,700                     $12,753                        13,078                         $12,523
6/30/04                  $12,729                     $12,752                        13,137                         $12,531
7/31/04                  $12,753                     $12,798                        13,194                         $12,577
8/31/04                  $12,767                     $12,887                        13,251                         $12,653
9/30/04                  $12,778                     $12,875                        13,308                         $12,658
10/31/04                 $12,778                     $12,915                        $13,365                        $12,696
11/30/04                 $12,734                     $12,851                        $13,422                        $12,675
12/31/04                 $12,775                     $12,877                        $13,479                        $12,708
1/31/05                  $12,789                     $12,873                        $13,535                        $12,709
2/28/05                  $12,777                     $12,844                        $13,591                        $12,699
3/31/05                  $12,767                     $12,845                        $13,647                        $12,682



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE DWIGHT SHORT TERM FIXED INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. At a meeting held on October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved the change of the Fund's investment objective into a fund which seeks to provide high income managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. The Fund's main investment strategies were modified accordingly. Effective as of October 19, 2004, the Fund's name was changed to the Dwight Short Term Fixed Income Fund and the Fund began investing in accordance with its new investment objective. The Fund's past performance, therefore, will not be indicative of how the Fund will perform under its new investment objective. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Had the expense waiver not been in effect, the 30 day yield for the PBHG Class and Advisor Class would have been 3.82% and 3.14%, respectively. Investors considering the Dwight Short Term Fixed Income Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling
1.800.433.0051 or online at www.PBHGfunds.com. The Dwight Short Term Fixed Income Fund-PBHG Class commenced operations on August 31, 1999. The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to March 31, 2005 was 2.50%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation. The Dwight Short Term Fixed Income Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 2.00% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to March 31, 2005 were 0.51% and 0.77%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to March 31, 2005 were 1.72% and 1.21%, respectively. For more information on the Merrill Lynch U.S. Treasuries, 1-3 Years Bond Index, the Lipper Short Investment Grade Debt Funds Average, the Investment Focus and Top 10 Holdings please see the PBHG Funds Disclosure Notes beginning on page 128.



           SECTOR WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Asset-Backed Securities                            49%
Cash                                                2%
Commercial Mortgages                               18%
Corporate Bonds                                    10%
Residential Mortgages                               7%
U.S. Government Bonds                              14%

           % of Total Portfolio Investments




            TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2005

Federal National Mortgage Association 30 year TBA,
  6.000%, 04/13/35                                                       6.9%
Federal National Mortgage Association
  15 year TBA, 5.500%, 04/18/20                                          6.9%
Bear Stearns Commercial Mortgage CMBS,
  Ser 2004-PWR3, Cl A1, 3.236%, 02/11/41                                 2.5%
Capital One Master Trust ABS, Ser 1998-1, Cl A,
  6.310%, 06/15/11                                                       2.4%
Residential Funding Mortgage Securities ABS, Ser 2003-HI3,
  Cl AI4, 4.670%, 06/25/18                                               2.4%
Key Bank, Bank Note, 6.500%, 04/15/08                                    2.4%
Ixis Real Estate Capital Trust ABS, Ser 2004-HE4, Cl A3,
  3.190%, 02/25/35                                                       2.3%
Providian Gateway Master Trust, ABS Private Placement 144A,
  Ser 2004-EA, Cl A, 2.940%, 11/15/11                                    2.3%
Structured Asset Securities CMO, Ser 2004-21XS, Cl 2A2,
  3.590%, 12/26/34                                                       2.2%
GSR Mortgage Loan Trust CMO, Ser 2004-12, Cl 3A3,
  4.520%, 12/25/34                                                       2.2%
-----------------------------------------------------------------------------
Combined Top Ten Fixed Income Holdings as a % of
Total Portfolio Investments in Fixed Income Holdings                    32.5%

PBHG FUNDS

PBHG CASH RESERVES FUND

PORTFOLIO MANAGER: Timothy E. Smith

Portfolio Profile

OBJECTIVE:  Current income while preserving principal and maintaining liquidity.

INVESTS IN: Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Wellington Management, the Fund's sub-adviser, determines are of comparable quality.

STRATEGY: The Fund's strategy is to invest primarily in U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington Management believes offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

Performance

    The PBHG Cash Reserves Fund-PBHG Class returned at net asset value 0.91% for the year ended March 31, 2005, paralleling the 0.91% return for the Lipper Money Market Funds Average. See standard performance for all share classes in the table on the following page. Keep in mind that past performance is no guarantee of future results and the investment results will fluctuate. The U.S. economy continued to grow at a healthy rate during the period, though the pace of growth began to moderate from a peak of nearly 5% in early 2004. Consumer spending remained robust and capital spending improved as well. Output grew at a moderate pace despite the rise in energy prices and the employment situation continued to show modest signs of improvement. A stronger labor market should help sustain consumer spending now that the effects of tax cuts and lower mortgage interest payments have faded.
    Federal Reserve policy makers began a tightening campaign in June, raising Fed Funds from 1.00% to 2.75% by March 31, 2005. At the most recent meeting, it was noted that with underlying inflation expected to be contained, the Federal Open Market Committee (FOMC) continues to believe that the policy accommodation can be removed at a pace that is likely to be "measured." Despite the fact that long-term rates remain well contained, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident." The yield on the six month Treasury bill rose 213 basis points during the period, from 0.99% to 3.12%. One-year LIBOR (London Interbank Offered Rate) ended the period at 3.85% (up from 1.35% at the beginning of the period) as investors priced in further tightenings by the Fed.

Portfolio Discussion

    Throughout the period we shortened the weighted average maturity of the Fund in anticipation of the FOMC beginning a monetary tightening campaign and of higher short term interest rates. Despite shortening the average maturity of the portfolio, we continued to opportunistically purchase longer term instruments that priced in multiple Fed tightenings. Implementing this strategy meant that the Fund was positioned to quickly take advantage of expected further tightening in 2005. As a result, we were able to keep short-term returns competitive late in the period while positioning the Fund well for the long term.
    As the economy expands and risks of inflation become more apparent, we believe the FOMC will remain on a path of steady tightening to bring Fed Funds to a more neutral level. In this environment, we will maintain a shorter average maturity while taking advantage of a steeper curve when excess interest rate increases are priced into the market.

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND


                                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2005
--------------------------------------------------------------------------------------------------------
                              One                Annualized           Annualized           Annualized
                              Year                 3 Year               5 Year              Inception
                             Return                Return               Return               to Date
--------------------------------------------------------------------------------------------------------
  PBHG Class                  0.91%                0.72%                 2.12%                3.54%
--------------------------------------------------------------------------------------------------------


  COMPARISON OF TOTAL RETURN, AS OF MARCH 31, 2005 FOR THE PBHG CASH RESERVES
               FUND, VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE


[Bar chart omitted -- plot points are as follows:]


PBHG Cash Reserves Fund                     0.91% (One Year)
Lipper Money Market Funds Average           0.91% (One Year)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns shown reflect past fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The yield for the Fund more closely reflects the current earnings of the Fund than its total return. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. This information must be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Performance data current to the most recent month-end, which may be lower or higher than that shown, is available by calling 1.800.433.0051 or online at www.PBHGfunds.com. The PBHG Cash Reserves Fund commenced operations on April 4, 1995. For more information on the Lipper Money Market Funds Average please see the PBHG Funds Disclosure Notes on page 128.

           ASSET WEIGHTINGS AT MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Cash                                                6%
Certificates of Deposit                             8%
Commercial Paper                                   54%
Corporate Bond                                      5%
Mortgage Related                                    2%
Government Bond                                    25%

           % of Total Portfolio Investments

PBHG FUNDS



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG EMERGING GROWTH FUND

                                                                        Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 0.6%
ADVANCED MATERIALS/PRODUCTS -- 0.6%
Ceradyne*                                                 46,750         $ 1,046
                                                                         -------
                                                                           1,046
                                                                         -------
TOTAL BASIC MATERIALS (COST $364)                                          1,046
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 23.2%
APPAREL MANUFACTURERS -- 1.7%
Quiksilver*                                              107,750           3,128
                                                                         -------
                                                                           3,128
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.9%
Nautilus                                                  72,500           1,723
                                                                         -------
                                                                           1,723
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.8%
Shuffle Master*                                          111,450           3,228
                                                                         -------
                                                                           3,228
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.1%
Scansource*                                               38,200           1,980
                                                                         -------
                                                                           1,980
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.5%
Stamps.com*                                               55,450             920
                                                                         -------
                                                                             920
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.5%
Tempur-Pedic International*                               51,100             953
                                                                         -------
                                                                             953
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 6.6%
Bebe Stores                                               89,100           3,025
Finish Line, Cl A                                        132,500           3,067
Jos. A. Bank Clothiers*                                   47,545           1,393
Urban Outfitters*                                         98,200           4,711
                                                                         -------
                                                                          12,196
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.2%
Tractor Supply*                                           52,500           2,292
                                                                         -------
                                                                           2,292
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.8%
Guitar Center*                                            61,400           3,366
                                                                         -------
                                                                           3,366
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.9%
PF Chang's China Bistro*                                  54,200           3,241
Rare Hospitality International*                           48,550           1,499
Red Robin Gourmet Burgers*                                86,450           4,401
Texas Roadhouse*                                          58,750           1,650
                                                                         -------
                                                                          10,791
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.2%
Dick's Sporting Goods*                                    59,700           2,193
                                                                         -------
                                                                           2,193
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $22,159)                                    42,770
                                                                         -------
--------------------------------------------------------------------------------



                                                                        Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
ENERGY -- 0.8%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.8%
Southwestern Energy*                                        25,600       $ 1,453
                                                                         -------
                                                                           1,453
                                                                         -------
TOTAL ENERGY (COST $1,505)                                                 1,453
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 0.3%
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.3%
Calamos Asset Management, Cl A*                             23,400           630
                                                                         -------
                                                                             630
                                                                         -------
TOTAL FINANCIAL (COST $692)                                                  630
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 24.5%
DIAGNOSTIC EQUIPMENT -- 4.1%
Gen-Probe*                                                 101,300         4,514
Immucor*                                                   103,300         3,119
                                                                         -------
                                                                           7,633
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.8%
Merge Technologies*                                         82,300         1,444
                                                                         -------
                                                                           1,444
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.0%
Quality Systems*                                            41,686         1,765
                                                                         -------
                                                                           1,765
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 6.0%
Angiodynamics*                                              55,700         1,019
Arthrocare*                                                 58,300         1,662
DJ Orthopedics*                                             45,200         1,132
Intuitive Surgical*                                         64,700         2,942
Ventana Medical Systems*                                   116,400         4,360
                                                                         -------
                                                                          11,115
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.5%
LCA-Vision                                                  46,900         1,562
Palomar Medical Technologies*                               41,700         1,124
                                                                         -------
                                                                           2,686
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.7%
American Medical
   Systems Holdings*                                        72,300         1,242
                                                                         -------
                                                                           1,242
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Integra LifeSciences Holdings*                              29,500         1,039
Martek Biosciences*                                         23,375         1,360
                                                                         -------
                                                                           2,399
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.6%
Kos Pharmaceuticals*                                        26,000         1,084
                                                                         -------
                                                                           1,084
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 0.2%
Shamir Optical Industry*                                    25,600           396
                                                                         -------
                                                                             396
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG EMERGING GROWTH FUND


                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 3.9%
American Healthways*                                       128,100       $ 4,230
Matria Healthcare*                                          97,050         2,980
                                                                         -------
                                                                           7,210
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.7%
Psychiatric Solutions*                                      30,000         1,380
                                                                         -------
                                                                           1,380
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.3%
United Therapeutics*                                        53,900         2,463
                                                                         -------
                                                                           2,463
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 1.3%
USANA Health Sciences*                                      50,900         2,408
                                                                         -------
                                                                           2,408
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.1%
Hologic*                                                    61,650         1,965
                                                                         -------
                                                                           1,965
                                                                         -------
TOTAL HEALTH CARE (COST $31,525)                                          45,190
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.8%
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Faro Technologies*                                          34,100           803
Molecular Devices*                                          40,000           760
Trimble Navigation*                                         42,500         1,437
                                                                         -------
                                                                           3,000
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.6%
Cogent*                                                     42,600         1,073
                                                                         -------
                                                                           1,073
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.6%
Cognex                                                      40,000           995
                                                                         -------
                                                                             995
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.0%
Cymer*                                                      34,000           910
Rofin-Sinar Technologies*                                   29,275           941
                                                                         -------
                                                                           1,851
                                                                         -------
TOTAL INDUSTRIAL (COST $7,332)                                             6,919
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 12.2%
COMMERCIAL SERVICES-FINANCE -- 1.2%
iPayment*                                                   50,000         2,110
                                                                         -------
                                                                           2,110
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 7.3%
Charles River Associates*                                   71,800         3,543
Corporate Executive Board                                   52,722         3,372
DiamondCluster International*                              288,900         4,651
Huron Consulting Group*                                     58,000         1,201
Navigant Consulting*                                        25,000           681
                                                                         -------
                                                                          13,448
--------------------------------------------------------------------------------


                                                                        Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.6%
Chemed                                                       14,500      $ 1,109
                                                                         -------
                                                                           1,109
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.7%
Resources Connection*                                        63,800        1,335
                                                                         -------
                                                                           1,335
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.6%
SFBC International*                                          29,400        1,036
                                                                         -------
                                                                           1,036
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 1.8%
Bright Horizons Family Solutions*                           100,000        3,374
                                                                         -------
                                                                           3,374
                                                                         -------
TOTAL SERVICES (COST $15,208)                                             22,412
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.4%
APPLICATIONS SOFTWARE -- 2.0%
Progress Software*                                           57,400        1,505
SS&C Technologies                                            92,500        2,109
                                                                         -------
                                                                           3,614
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 3.7%
Avid Technology*                                             58,425        3,162
Witness Systems*                                            210,000        3,686
                                                                         -------
                                                                           6,848
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.7%
Ansys*                                                       90,200        3,086
                                                                         -------
                                                                           3,086
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.0%
Trident Microsystems*                                       110,000        1,945
                                                                         -------
                                                                           1,945
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.4%
Blackbaud*                                                   64,300          810
                                                                         -------
                                                                             810
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.7%
Catapult Communications*                                     58,600        1,251
Micros Systems*                                              74,400        2,731
Stratasys*                                                   34,025          964
                                                                         -------
                                                                           4,946
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.8%
Digital River*                                               46,900        1,461
                                                                         -------
                                                                           1,461
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 3.7%
GSI Commerce*                                                81,700        1,105
Niku*                                                        61,200        1,105
RightNow Technologies*                                       24,450          300
Sapient*                                                    195,900        1,439
Websense*                                                    53,200        2,862
                                                                         -------
                                                                           6,811
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005



PBHG EMERGING GROWTH FUND


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.4%
Microsemi*                                                   127,300     $ 2,074
MIPS Technologies*                                           132,500       1,524
Silicon Laboratories*                                         29,900         888
                                                                         -------
                                                                           4,486
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.0%
Hyperion Solutions*                                           51,400       2,267
MicroStrategy, Cl A*                                          25,845       1,403
                                                                         -------
                                                                           3,670
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 0.9%
Jupitermedia*                                                107,675       1,670
                                                                         -------
                                                                           1,670
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.3%
F5 Networks*                                                  83,550       4,218
                                                                         -------
                                                                           4,218
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.5%
Aladdin Knowledge Systems*                                    42,600         968
                                                                         -------
                                                                             968
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.9%
Sigmatel*                                                     42,600       1,595
                                                                         -------
                                                                           1,595
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.1%
Formfactor*                                                   56,325       1,275
Helix Technology                                               4,900          76
Mattson Technology*                                           85,000         675
Tessera Technologies*                                         43,500       1,881
Varian Semiconductor
   Equipment Associates*                                      50,000       1,900
                                                                         -------
                                                                           5,807
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.8%
Altiris*                                                      58,800       1,402
                                                                         -------
                                                                           1,402
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.9%
Comtech Telecommunications*                                   32,800       1,709
                                                                         -------
                                                                           1,709
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 0.3%
Open Solutions*                                               29,800         591
                                                                         -------
                                                                             591
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 2.3%
Macromedia*                                                  124,800       4,181
                                                                         -------
                                                                           4,181
                                                                         -------
TOTAL TECHNOLOGY (COST $45,479)                                           59,818
                                                                         -------
--------------------------------------------------------------------------------


                                                       Shares/Face      Market
                                                         Amount         Value
Description                                               (000)          (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
UTI Worldwide                                             25,600      $   1,778
                                                                      ---------
                                                                          1,778
                                                                      ---------
TOTAL TRANSPORTATION (COST $1,754)                                        1,778
                                                                      ---------
TOTAL COMMON STOCK (COST $126,018)                                      182,016
                                                                      ---------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
Deutsche Bank
   2.830%, dated 03/31/05, to be
   repurchased on 04/01/05, repurchase
   price $1,736,337 (collateralized
   by a U.S. Treasury Note, par value $1,779,000,
   4.255%, 11/15/13, total market
   value $1,771,345)(A)                                $   1,736          1,736
                                                                      ---------
TOTAL REPURCHASE AGREEMENT (COST $1,736)                                  1,736
                                                                      ---------
TOTAL INVESTMENTS-- 99.7% (COST $127,754)                               183,752
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Receivable for Investment Securities Sold                                 1,862
Payable for Administration Fees                                             (20)
Payable for Investment Advisory Fees                                       (138)
Other Assets and Liabilities, Net                                        (1,060)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                          644
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 184,396
                                                                      =========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                                    $ 453,185
Accumulated net realized loss on investments                           (324,787)
Unrealized appreciation on investments                                   55,998
                                                                      ---------
NET ASSETS                                                            $ 184,396
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($184,294,005/14,833,139 SHARES)                                   $   12.42
                                                                      =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,384/4,156 SHARES)                                             $   12.36
                                                                      =========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($12.36/94.25%)                                                    $   13.11
                                                                      =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($50,808/4,156 SHARES)                                             $   12.22
                                                                      =========

*  Non-income producing security.

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

(A)-- Tri-party repurchase agreement

Cl -- Class

Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG GROWTH FUND

                                                                          Market
                                                                          Value
Description                                               Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.6%
CONSUMER CYCLICAL -- 26.7%
APPAREL MANUFACTURERS -- 4.0%
Coach*                                                   345,700         $19,577
Polo Ralph Lauren                                        242,300           9,401
                                                                         -------
                                                                          28,978
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.4%
Harman International Industries                           32,700           2,893
                                                                         -------
                                                                           2,893
--------------------------------------------------------------------------------
CASINO HOTELS -- 2.4%
MGM Mirage*                                               60,030           4,251
Station Casinos                                          188,100          12,706
                                                                         -------
                                                                          16,957
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.4%
International Game Technology                             99,500           2,653
                                                                         -------
                                                                           2,653
--------------------------------------------------------------------------------
CRUISE LINES -- 1.5%
Royal Caribbean Cruises                                  242,800          10,851
                                                                         -------
                                                                          10,851
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.9%
CDW                                                       97,400           5,521
Fastenal                                                 141,100           7,804
                                                                         -------
                                                                          13,325
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.3%
Starwood Hotels & Resorts Worldwide                       38,200           2,293
                                                                         -------
                                                                           2,293
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.6%
American Eagle Outfitters                                432,600          12,783
Chico's FAS*                                             263,600           7,449
Nordstrom                                                102,500           5,677
Pacific Sunwear Of California                            258,750           7,240
                                                                         -------
                                                                          33,149
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.3%
O'Reilly Automotive*                                     188,000           9,311
                                                                         -------
                                                                           9,311
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.4%
MSC Industrial Direct, Cl A                               85,600           2,616
                                                                         -------
                                                                           2,616
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.5%
Tractor Supply*                                          245,200          10,703
                                                                         -------
                                                                          10,703
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.8%
Williams-Sonoma*                                         348,300          12,800
                                                                         -------
                                                                          12,800
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.7%
Staples                                                  156,200           4,909
                                                                         -------
                                                                           4,909
--------------------------------------------------------------------------------


                                                                          Market
                                                                          Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 3.4%
Petco Animal Supplies*                                    392,800        $14,459
Petsmart                                                  348,100         10,008
                                                                         -------
                                                                          24,467
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.1%
PF Chang's China Bistro*                                  141,100          8,438
Sonic*                                                    188,000          6,279
                                                                         -------
                                                                          14,717
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $136,432)                                  190,622
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 4.3%
FIDUCIARY BANKS -- 1.0%
Investors Financial Services                              153,500          7,507
                                                                         -------
                                                                           7,507
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 0.5%
First Marblehead*                                          58,800          3,383
                                                                         -------
                                                                           3,383
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.8%
Ameritrade Holding*                                       529,800          5,409
                                                                         -------
                                                                           5,409
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.0%
Chicago Mercantile
   Exchange Holdings                                       73,400         14,242
                                                                         -------
                                                                          14,242
                                                                         -------
TOTAL FINANCIAL (COST $25,766)                                            30,541
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 16.3%
DENTAL SUPPLIES & EQUIPMENT -- 2.0%
Dentsply International                                    258,700         14,076
                                                                         -------
                                                                          14,076
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.8%
Gen-Probe*                                                130,500          5,815
                                                                         -------
                                                                           5,815
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.5%
Dade Behring Holdings*                                     61,100          3,601
                                                                         -------
                                                                           3,601
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 1.0%
Kinetic Concepts*                                         122,300          7,295
                                                                         -------
                                                                           7,295
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.6%
St. Jude Medical*                                         227,600          8,194
Techne*                                                   263,400         10,583
                                                                         -------
                                                                          18,777
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.6%
Covance*                                                   94,100          4,480
                                                                         -------
                                                                           4,480
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG GROWTH FUND

                                                                          Market
                                                                          Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.5%
Henry Schein*                                             216,400        $ 7,756
Varian Medical Systems*                                   292,800         10,037
                                                                         -------
                                                                          17,793
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.0%
Affymetrix*                                                32,900          1,410
Celgene*                                                  385,900         13,140
Invitrogen*                                               105,800          7,321
                                                                         -------
                                                                          21,871
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.9%
Express Scripts*                                           71,400          6,225
                                                                         -------
                                                                           6,225
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.1%
Resmed*                                                   189,900         10,710
Respironics*                                               70,000          4,079
                                                                         -------
                                                                          14,789
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.3%
VCA Antech*                                                94,100          1,904
                                                                         -------
                                                                           1,904
                                                                         -------
TOTAL HEALTH CARE (COST $82,351)                                         116,626
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.7%
ELECTRONIC MEASURING INSTRUMENTS -- 0.9%
Trimble Navigation*                                       188,500          6,373
                                                                         -------
                                                                           6,373
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.7%
L-3 Communications Holdings                                73,200          5,199
                                                                         -------
                                                                           5,199
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Symbol Technologies                                       140,000          2,029
                                                                         -------
                                                                           2,029
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.6%
Cognex                                                    446,600         11,111
                                                                         -------
                                                                          11,111
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.7%
Fisher Scientific International*                           92,700          5,276
                                                                         -------
                                                                           5,276
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 2.5%
Zebra Technologies, Cl A*                                 378,650         17,982
                                                                         -------
                                                                          17,982
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 2.0%
Precision Castparts                                       188,100         14,486
                                                                         -------
                                                                          14,486
                                                                         -------
TOTAL INDUSTRIAL (COST $51,527)                                           62,456
                                                                         -------
--------------------------------------------------------------------------------


                                                                          Market
                                                                          Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
SERVICES -- 12.2%
ADVERTISING SERVICES -- 1.4%
Getty Images*                                              138,900       $ 9,877
                                                                         -------
                                                                           9,877
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.6%
Alliance Data Systems*                                      37,700         1,523
ChoicePoint*                                                65,700         2,635
                                                                         -------
                                                                           4,158
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.1%
Cognizant Technology Solutions, Cl A*                      631,500        29,175
                                                                         -------
                                                                          29,175
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.6%
Corporate Executive Board                                  409,800        26,207
                                                                         -------
                                                                          26,207
--------------------------------------------------------------------------------
SCHOOLS -- 2.5%
Apollo Group, Cl A*                                        243,069        18,002
                                                                         -------
                                                                          18,002
                                                                         -------
TOTAL SERVICES (COST $43,304)                                             87,419
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.9%
APPLICATIONS SOFTWARE -- 1.3%
Intuit*                                                    164,700         7,209
Verint Systems*                                             69,500         2,428
                                                                         -------
                                                                           9,637
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.7%
Nextel Partners, Cl A*                                     539,700        11,852
                                                                         -------
                                                                          11,852
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.1%
Avid Technology*                                           272,800        14,764
                                                                         -------
                                                                          14,764
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.7%
Ansys*                                                     196,115         6,709
Autodesk                                                   193,200         5,750
                                                                         -------
                                                                          12,459
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.5%
Kronos*                                                    131,400         6,716
Micros Systems*                                            111,400         4,089
                                                                         -------
                                                                          10,805
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Network Appliance*                                         389,200        10,765
                                                                         -------
                                                                          10,765
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.9%
Cognos*                                                    499,300        20,941
                                                                         -------
                                                                          20,941
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.7%
Jabil Circuit*                                             425,100        12,124
                                                                         -------
                                                                          12,124
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG GROWTH FUND


                                                           Shares/Face    Market
                                                             Amount       Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.9%
Microchip Technology                                         91,000     $  2,367
Silicon Laboratories*                                       131,800        3,916
                                                                        --------
                                                                           6,283
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.5%
Shanda Interactive Entertainment ADR*                       114,600        3,461
                                                                        --------
                                                                           3,461
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.3%
McAfee*                                                     423,200        9,547
                                                                        --------
                                                                           9,547
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Juniper Networks*                                           469,700       10,362
                                                                        --------
                                                                          10,362
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.5%
Cypress Semiconductor*                                      195,000        2,457
Emulex*                                                     348,200        6,560
Linear Technology                                           199,000        7,623
Marvell Technology Group*                                   430,300       16,498
Sigmatel*                                                   164,700        6,165
                                                                        --------
                                                                          39,303
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.8%
Lam Research*                                               542,500       15,657
Varian Semiconductor Equipment Associates*                  303,900       11,551
                                                                        --------
                                                                          27,208
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.0%
Harris                                                      319,800       10,441
Plantronics                                                  93,400        3,557
                                                                        --------
                                                                          13,998
                                                                        --------
TOTAL TECHNOLOGY (COST $155,860)                                         213,509
                                                                        --------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORT-SERVICES -- 0.5%
Expeditors International Washington                          72,500        3,882
                                                                        --------
                                                                           3,882
                                                                        --------
TOTAL TRANSPORTATION (COST $3,613)                                         3,882
                                                                        --------
TOTAL COMMON STOCK (COST $498,853)                                       705,055
                                                                        --------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
UBSWarburg LLC 2.820%,
   dated 03/31/05, to be
   repurchased on 04/01/05,
   repurchase price $4,642,884
   (collateralized by a
   U.S. Government obligation,
   par value $4,760,000,
   3.500%, 04/01/08, total
   market value $4,737,213)(A)                             $  4,643        4,643
                                                                        --------
TOTAL REPURCHASE AGREEMENT (COST $4,643)                                   4,643
                                                                        --------
TOTAL INVESTMENTS-- 99.2% (COST $503,496)                                709,698
                                                                        --------
--------------------------------------------------------------------------------


                                                                          Value
Description                                                               (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
Receivable for Investment Securities Sold                           $    12,643
Payable for Administration Fees                                             (77)
Payable for Investment Advisory Fees                                       (531)
Other Assets and Liabilities, Net                                        (6,601)
                                                                    -----------
TOTAL OTHER ASSETS AND LIABILITIES                                        5,434
                                                                    -----------
NET ASSETS-- 100.0%                                                 $   715,132
                                                                    ===========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                  $ 2,008,844
Accumulated net realized loss on investments                         (1,499,914)
Unrealized appreciation on investments                                  206,202
                                                                    -----------
NET ASSETS                                                          $   715,132
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($714,903,377/38,944,567 SHARES)                                 $     18.36
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($119,963/6,688 SHARES)                                          $     17.94
                                                                    ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,835/2,998 SHARES)                                           $     18.29
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($18.29/94.25%)                                                  $     19.41
                                                                    ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,221/2,998 SHARES)                                           $     18.09
                                                                    ===========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG LARGE CAP GROWTH CONCENTRATED FUND

                                                                          Market
                                                                          Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.6%
CONSUMER CYCLICAL -- 11.1%
AUDIO/VIDEO PRODUCTS -- 2.4%
Harman International Industries                            40,640        $ 3,595
                                                                         -------
                                                                           3,595
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 3.8%
Electronic Arts*                                          112,000          5,800
                                                                         -------
                                                                           5,800
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 4.9%
Staples                                                   240,700          7,565
                                                                         -------
                                                                           7,565
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $16,752)                                    16,960
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 4.8%
FINANCE-INVESTMENT BANKER/BROKER -- 4.8%
Goldman Sachs Group                                        67,100          7,380
                                                                         -------
                                                                           7,380
                                                                         -------
TOTAL FINANCIAL (COST $6,811)                                              7,380
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 17.0%
MEDICAL INSTRUMENTS -- 5.7%
Boston Scientific*                                         93,900          2,750
Guidant                                                    82,700          6,112
                                                                         -------
                                                                           8,862
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.3%
Zimmer Holdings*                                          104,200          8,108
                                                                         -------
                                                                           8,108
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 6.0%
Teva Pharmaceutical Industries ADR                        296,400          9,188
                                                                         -------
                                                                           9,188
                                                                         -------
TOTAL HEALTH CARE (COST $22,519)                                          26,158
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 11.5%
E-COMMERCE/SERVICES -- 5.8%
eBay*                                                     241,000          8,980
                                                                         -------
                                                                           8,980
--------------------------------------------------------------------------------
SCHOOLS -- 5.7%
Apollo Group, Cl A*                                       118,100          8,746
                                                                         -------
                                                                           8,746
                                                                         -------
TOTAL SERVICES (COST $12,848)                                             17,726
                                                                         -------
--------------------------------------------------------------------------------


                                                           Shares/Face    Market
                                                             Amount       Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 51.2%
APPLICATIONS SOFTWARE -- 9.7%
Infosys Technologies ADR*                                 103,500       $  7,631
Microsoft                                                 300,000          7,251
                                                                        --------
                                                                          14,882
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 3.7%
Autodesk                                                  192,400          5,726
                                                                        --------
                                                                           5,726
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 7.6%
Broadcom, Cl A*                                           207,700          6,214
Intel                                                     133,300          3,097
Xilinx                                                     79,200          2,315
                                                                        --------
                                                                          11,626
--------------------------------------------------------------------------------
INTERNET SECURITY -- 6.8%
Symantec*                                                 491,000         10,473
                                                                        --------
                                                                          10,473
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.9%
Cisco Systems*                                            173,000          3,095
Juniper Networks*                                         132,800          2,930
                                                                        --------
                                                                           6,025
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 13.8%
Google, Cl A*                                              31,900          5,759
Yahoo!*                                                   454,100         15,394
                                                                        --------
                                                                          21,153
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.7%
Qualcomm                                                  236,000          8,649
                                                                        --------
                                                                           8,649
                                                                        --------
TOTAL TECHNOLOGY (COST $67,708)                                           78,534
                                                                        --------
TOTAL COMMON STOCK (COST $126,638)                                       146,758
                                                                        --------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
UBSWarburg LLC 2.820%,
   dated 03/31/05, to be
   repurchased on 04/01/05,
   repurchase price
   $5,814,909 (collateralized
   by a U.S. Government
   obligation, par value
   $5,960,000, 3.500%,
   04/01/08, total
   market value $5,931,468)(A)                           $  5,814          5,814
                                                                        --------
TOTAL REPURCHASE AGREEMENT (COST $5,814)                                   5,814
                                                                        --------
TOTAL INVESTMENTS-- 99.4% (COST $132,452)                                152,572
                                                                        --------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG LARGE CAP GROWTH CONCENTRATED FUND


Description                                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.6%
Receivable for Investment Securities Sold                             $   1,792
Payable for Administration Fees                                             (17)
Payable for Investment Advisory Fees                                       (114)
Other Assets and Liabilities, Net                                          (797)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                          864
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 153,436
                                                                      =========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                    $ 478,336
Accumulated net realized loss on investments                           (345,020)
Unrealized appreciation on investments                                   20,120
                                                                      ---------
NET ASSETS                                                            $ 153,436
                                                                      =========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($153,215,283/10,922,045 SHARES)                                   $   14.03
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($106,847/7,694 SHARES)                                            $   13.89
                                                                      =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($52,496/3,757 SHARES)                                             $   13.97
                                                                      =========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($13.97/94.25%)                                                    $   14.82
                                                                      =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($61,630/4,460 SHARES)                                             $   13.82
                                                                      =========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG LARGE CAP GROWTH FUND

                                                                          Market
                                                                          Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
CONSUMER CYCLICAL -- 19.1%
APPAREL MANUFACTURERS -- 1.6%
Coach*                                                    41,900          $2,373
                                                                          ------
                                                                           2,373
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.3%
Nike, Cl B                                                23,400           1,949
                                                                          ------
                                                                           1,949
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.0%
Harman International Industries                           16,540           1,463
                                                                          ------
                                                                           1,463
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.3%
MGM Mirage*                                               25,600           1,813
                                                                          ------
                                                                           1,813
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.2%
International Game Technology                             63,900           1,704
                                                                          ------
                                                                           1,704
--------------------------------------------------------------------------------
CRUISE LINES -- 1.7%
Carnival                                                  48,700           2,523
                                                                          ------
                                                                           2,523
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.3%
Electronic Arts*                                          36,500           1,890
                                                                          ------
                                                                           1,890
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.8%
Time Warner*                                              66,300           1,164
                                                                          ------
                                                                           1,164
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.8%
Bed Bath & Beyond*                                        31,100           1,136
                                                                          ------
                                                                           1,136
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.7%
Lowe's                                                    41,900           2,392
                                                                          ------
                                                                           2,392
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.3%
Target                                                    35,600           1,781
Wal-Mart Stores                                           29,800           1,493
                                                                          ------
                                                                           3,274
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.4%
Walgreen                                                  44,200           1,963
                                                                          ------
                                                                           1,963
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.7%
Staples                                                   76,100           2,392
                                                                          ------
                                                                           2,392
--------------------------------------------------------------------------------


                                                                          Market
                                                                          Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
Starbucks*                                                  29,500        $1,524
                                                                          ------
                                                                           1,524
                                                                          ------
TOTAL CONSUMER CYCLICAL (COST $21,141)                                    27,560
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.4%
BEVERAGES-NON-ALCOHOLIC -- 1.0%
PepsiCo                                                     28,100         1,490
                                                                          ------
                                                                           1,490
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.4%
Avon Products                                               33,000         1,417
Estee Lauder, Cl A                                          19,130           860
Proctor & Gamble                                            48,600         2,576
                                                                          ------
                                                                           4,853
                                                                          ------
TOTAL CONSUMER NON-CYCLICAL (COST $5,206)                                  6,343
                                                                          ------
--------------------------------------------------------------------------------
ENERGY -- 1.3%
OIL-FIELD SERVICES -- 1.3%
Schlumberger                                                27,000         1,903
                                                                          ------
                                                                           1,903
                                                                          ------
TOTAL ENERGY (COST $1,472)                                                 1,903
                                                                          ------
--------------------------------------------------------------------------------
FINANCIAL -- 6.1%
FINANCE-INVESTMENT BANKER/BROKER -- 3.4%
Citigroup                                                   43,200         1,941
Goldman Sachs Group                                         26,830         2,951
                                                                          ------
                                                                           4,892
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Financial                                       56,498         1,834
                                                                          ------
                                                                           1,834
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
American International Group                                16,007           887
                                                                          ------
                                                                             887
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.8%
Wells Fargo                                                 19,500         1,166
                                                                          ------
                                                                           1,166
                                                                          ------
TOTAL FINANCIAL (COST $7,134)                                              8,779
                                                                          ------
--------------------------------------------------------------------------------
HEALTH CARE -- 24.3%
MEDICAL INSTRUMENTS -- 4.6%
Boston Scientific*                                          52,900         1,550
Guidant                                                     44,200         3,266
St. Jude Medical*                                           52,400         1,886
                                                                          ------
                                                                           6,702
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.4%
Johnson & Johnson                                           39,100         2,626
Stryker                                                     26,500         1,182
Varian Medical Systems*                                     21,100           723
Zimmer Holdings*                                            41,200         3,206
                                                                          ------
                                                                           7,737
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG LARGE CAP GROWTH FUND

                                                                          Market
                                                                          Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.3%
Amgen*                                                      27,600       $ 1,607
Genentech*                                                  28,300         1,602
Genzyme*                                                    26,000         1,488
                                                                         -------
                                                                           4,697
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.6%
Abbott Laboratories                                         26,400         1,231
Pfizer                                                      98,440         2,586
                                                                         -------
                                                                           3,817
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.4%
Teva Pharmaceutical Industries ADR                         111,400         3,454
                                                                         -------
                                                                           3,454
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.2%
UnitedHealth Group                                          20,500         1,955
WellPoint*                                                   9,300         1,166
                                                                         -------
                                                                           3,121
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 1.3%
Alcon                                                       21,000         1,875
                                                                         -------
                                                                           1,875
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.3%
Caremark Rx*                                                47,100         1,874
                                                                         -------
                                                                           1,874
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.2%
Gilead Sciences*                                            49,000         1,754
                                                                         -------
                                                                           1,754
                                                                         -------
TOTAL HEALTH CARE (COST $26,026)                                          35,031
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.9%
AEROSPACE/DEFENSE -- 0.9%
Lockheed Martin                                             20,200         1,234
                                                                         -------
                                                                           1,234
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.0%
Danaher                                                     21,700         1,159
General Electric                                            80,690         2,910
Tyco International                                          50,900         1,720
                                                                         -------
                                                                           5,789
                                                                         -------
TOTAL INDUSTRIAL (COST $6,191)                                             7,023
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 7.2%
COMPUTER SERVICES -- 1.0%
Cognizant Technology Solutions, Cl A*                       32,500         1,501
                                                                         -------
                                                                           1,501
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.1%
Accenture, Cl A*                                            64,000         1,546
                                                                         -------
                                                                           1,546
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 3.0%
eBay*                                                      115,000         4,285
                                                                         -------
                                                                           4,285
--------------------------------------------------------------------------------


                                                                          Market
                                                                          Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
SCHOOLS -- 2.1%
Apollo Group, Cl A*                                         41,400       $ 3,066
                                                                         -------
                                                                           3,066
                                                                         -------
TOTAL SERVICES (COST $6,987)                                              10,398
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 31.7%
APPLICATIONS SOFTWARE -- 5.3%
Infosys Technologies ADR*                                   43,100         3,178
Microsoft                                                  114,800         2,775
Wipro ADR                                                   79,400         1,620
                                                                         -------
                                                                           7,573
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.5%
Nextel Communications, Cl A*                                26,600           756
                                                                         -------
                                                                             756
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.9%
Autodesk                                                    94,300         2,806
                                                                         -------
                                                                           2,806
--------------------------------------------------------------------------------
COMPUTERS -- 2.0%
Apple Computer*                                             26,700         1,112
Dell*                                                       45,800         1,760
                                                                         -------
                                                                           2,872
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.9%
EMC                                                        138,100         1,702
Network Appliance*                                          39,600         1,095
                                                                         -------
                                                                           2,797
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Veritas Software*                                           39,900           927
                                                                         -------
                                                                             927
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.5%
Flextronics International*                                  61,800           744
                                                                         -------
                                                                             744
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.7%
Broadcom, Cl A*                                             68,300         2,044
Intel                                                       96,000         2,230
Xilinx                                                      37,900         1,108
                                                                         -------
                                                                           5,382
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
Oracle*                                                    116,300         1,451
                                                                         -------
                                                                           1,451
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.6%
Symantec*                                                  174,600         3,724
                                                                         -------
                                                                           3,724
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.8%
Cisco Systems*                                             157,000         2,809
Juniper Networks*                                           52,700         1,162
                                                                         -------
                                                                           3,971
--------------------------------------------------------------------------------

PBHG FUNDS


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG LARGE CAP GROWTH FUND

                                                                         Market
                                                                         Value
Description                                             Shares           (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Applied Materials*                                      60,300        $     980
                                                                      ---------
                                                                            980
-------------------------------------------------------------------------------
WEB PORTALS/ISP -- 5.4%
Google, Cl A*                                           16,000            2,888
Yahoo!*                                                146,500            4,967
                                                                      ---------
                                                                          7,855
-------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.8%
Qualcomm                                               109,600            4,017
                                                                      ---------
                                                                          4,017
                                                                      ---------
TOTAL TECHNOLOGY (COST $33,919)                                          45,855
                                                                      ---------
-------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
United Parcel Service, Cl B                             20,900            1,520
                                                                      ---------
                                                                          1,520
                                                                      ---------
TOTAL TRANSPORTATION (COST $1,629)                                        1,520
                                                                      ---------
TOTAL COMMON STOCK (COST $109,705)                                      144,412
                                                                      ---------
TOTAL INVESTMENTS-- 100.0% (COST $109,705)                              144,412
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Receivable for Investment Securities Sold                                 1,965
Payable for Administration Fees                                             (16)
Payable for Investment Advisory Fees                                        (97)
Payable to Custodian                                                     (1,758)
Other Assets and Liabilities, Net                                          (111)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                          (17)
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 144,395
                                                                      =========
--------------------------------------------------------------------------------


                                                                          Value
Description                                                               (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                  $   295,463
Accumulated net realized loss on investments                           (185,775)
Unrealized appreciation on investments                                   34,707
                                                                    -----------
NET ASSETS                                                          $   144,395
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($143,954,402/7,499,041 SHARES)                                  $     19.20
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($318,242/16,756 SHARES)                                         $     18.99
                                                                    ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,885/2,871 SHARES)                                           $     19.12
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($19.12/94.25%)                                                  $     20.29
                                                                    ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($67,113/3,554 SHARES)                                           $     18.88
                                                                    ===========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SELECT GROWTH FUND

                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
CONSUMER CYCLICAL -- 13.9%
APPAREL MANUFACTURERS -- 4.2%
Coach*                                                    122,400        $ 6,932
                                                                         -------
                                                                           6,932
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International Industries                            33,500          2,963
                                                                         -------
                                                                           2,963
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 2.9%
Electronic Arts*                                           89,900          4,655
                                                                         -------
                                                                           4,655
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 5.0%
Staples                                                   258,900          8,137
                                                                         -------
                                                                           8,137
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $19,627)                                    22,687
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 5.0%
FINANCE-INVESTMENT BANKER/BROKER -- 5.0%
Goldman Sachs Group                                        74,300          8,172
                                                                         -------
                                                                           8,172
                                                                         -------
TOTAL FINANCIAL (COST $7,715)                                              8,172
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 21.4%
HOSPITAL BEDS/EQUIPMENT -- 2.6%
Kinetic Concepts*                                          71,600          4,271
                                                                         -------
                                                                           4,271
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.3%
Boston Scientific*                                         75,000          2,197
                                                                         -------
                                                                           2,197
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.8%
Covance*                                                   63,300          3,014
                                                                         -------
                                                                           3,014
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.0%
Zimmer Holdings*                                          104,500          8,131
                                                                         -------
                                                                           8,131
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 5.4%
Teva Pharmaceutical Industries ADR                        286,600          8,885
                                                                         -------
                                                                           8,885
--------------------------------------------------------------------------------
MEDICAL-HMO -- 5.3%
UnitedHealth Group                                         90,200          8,603
                                                                         -------
                                                                           8,603
                                                                         -------
TOTAL HEALTH CARE (COST $33,523)                                          35,101
                                                                         -------
--------------------------------------------------------------------------------


                                                                          Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
SERVICES -- 16.2%
COMPUTER SERVICES -- 6.6%
Cognizant Technology Solutions, Cl A*                     232,700       $ 10,751
                                                                        --------
                                                                          10,751
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.7%
Corporate Executive Board                                  18,100          1,157
                                                                        --------
                                                                           1,157
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 4.8%
eBay*                                                     211,800          7,892
                                                                        --------
                                                                           7,892
--------------------------------------------------------------------------------
SCHOOLS -- 4.1%
Apollo Group, Cl A*                                        90,650          6,714
                                                                        --------
                                                                           6,714
                                                                        --------
TOTAL SERVICES (COST $22,794)                                             26,514
                                                                        --------
--------------------------------------------------------------------------------
TECHNOLOGY -- 41.6%
APPLICATIONS SOFTWARE -- 4.7%
Microsoft                                                 319,900          7,732
                                                                        --------
                                                                           7,732
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 6.0%
Autodesk                                                  329,800          9,815
                                                                        --------
                                                                           9,815
--------------------------------------------------------------------------------
COMPUTERS -- 3.1%
Apple Computer*                                           121,200          5,050
                                                                        --------
                                                                           5,050
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.3%
Broadcom, Cl A*                                           173,100          5,179
Intel                                                     178,200          4,139
Xilinx                                                    148,300          4,335
                                                                        --------
                                                                          13,653
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.0%
Symantec*                                                 226,400          4,829
                                                                        --------
                                                                           4,829
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.6%
Cisco Systems*                                            251,100          4,492
Juniper Networks*                                         209,600          4,624
                                                                        --------
                                                                           9,116
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 5.6%
Yahoo!*                                                   270,700          9,177
                                                                        --------
                                                                           9,177
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.3%
Qualcomm                                                  238,000          8,723
                                                                        --------
                                                                           8,723
                                                                        --------
TOTAL TECHNOLOGY (COST $57,809)                                           68,095
                                                                        --------
TOTAL COMMON STOCK (COST $141,468)                                       160,569
                                                                        --------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SELECT GROWTH FUND

                                                       Face           Market
                                                      Amount           Value
Description                                            (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Morgan Stanley
   2.730%, dated 03/31/05, to be
   repurchased on 04/01/05, repurchase
   price $3,668,420 (collateralized
   by U.S. Government obligations, par value
   $105,000-$5,000,000, 0.000%,
   04/04/05-04/08/19, total market
   value $3,743,949)(A)                            $     3,668      $     3,668
                                                                    -----------
TOTAL REPURCHASE AGREEMENT (COST $3,668)                                  3,668
                                                                    -----------
TOTAL INVESTMENTS-- 100.3% (COST $145,136)                              164,237
                                                                    -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Payable for Administration Fees                                             (18)
Payable for Investment Advisory Fees                                       (122)
Other Assets and Liabilities, Net                                          (378)
                                                                    -----------
TOTAL OTHER ASSETS AND LIABILITIES                                         (518)
                                                                    -----------
NET ASSETS-- 100.0%                                                 $   163,719
                                                                    ===========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                  $ 1,326,556
Accumulated net realized loss on investments                         (1,181,938)
Unrealized appreciation on investments                                   19,101
                                                                    -----------
NET ASSETS                                                          $   163,719
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($163,616,894/8,201,643 SHARES)                                  $     19.95
                                                                    ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,130/2,573 SHARES)                                           $     19.87
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($19.87/94.25%)                                                  $     21.08
                                                                    ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($50,558/2,573 SHARES)                                           $     19.65
                                                                    ===========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG STRATEGIC SMALL COMPANY FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
BASIC MATERIALS -- 2.5%
ADVANCED MATERIALS/PRODUCTS -- 0.3%
Ceradyne*                                                   7,275         $  163
                                                                          ------
                                                                             163
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 1.1%
Olin                                                       27,400            611
                                                                          ------
                                                                             611
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.6%
Spartech                                                   15,720            312
                                                                          ------
                                                                             312
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.5%
Neenah Paper*                                               7,800            262
                                                                          ------
                                                                             262
                                                                          ------
TOTAL BASIC MATERIALS (COST $1,066)                                        1,348
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.5%
APPAREL MANUFACTURERS -- 0.4%
Carter's*                                                   4,700            187
                                                                          ------
                                                                             187
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.5%
Nautilus                                                   11,100            264
                                                                          ------
                                                                             264
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.2%
Tivo*                                                      22,500            116
                                                                          ------
                                                                             116
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.3%
Nexstar Broadcasting Group, Cl A*                          21,600            152
                                                                          ------
                                                                             152
--------------------------------------------------------------------------------
CABLE TV -- 1.8%
Insight Communications, Cl A*                              24,900            295
Mediacom Communications, Cl A*                             99,700            652
                                                                          ------
                                                                             947
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.9%
Shuffle Master*                                            16,050            465
                                                                          ------
                                                                             465
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.6%
Scansource*                                                 9,500            492
SCP Pool                                                   11,250            359
                                                                          ------
                                                                             851
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.3%
Stamps.com*                                                 8,400            139
                                                                          ------
                                                                             139
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.3%
Deckers Outdoor*                                            5,000            179
                                                                          ------
                                                                             179
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.3%
Tempur-Pedic International*                                7,800         $   145
                                                                         -------
                                                                             145
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Jameson Inns*                                            168,400             248
                                                                         -------
                                                                             248
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.9%
Entravision Communications, Cl A*                         53,900             478
                                                                         -------
                                                                             478
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.0%
Scholastic*                                               14,500             535
                                                                         -------
                                                                             535
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                                         16,600             277
                                                                         -------
                                                                             277
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.7%
Reader's Digest Association                               21,600             374
                                                                         -------
                                                                             374
--------------------------------------------------------------------------------
RADIO -- 2.8%
Cumulus Media, Cl A*                                      16,700             238
Emmis Communications, Cl A*                               23,100             444
Radio One, Cl A*                                          21,800             320
Radio One, Cl D*                                           6,300              93
Spanish Broadcasting System, Cl A*                        35,530             364
                                                                         -------
                                                                           1,459
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.5%
Bebe Stores                                               13,000             441
Jos. A. Bank Clothiers*                                    6,125             180
Urban Outfitters*                                         14,800             710
                                                                         -------
                                                                           1,331
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.5%
MSC Industrial Direct, Cl A                                8,500             260
                                                                         -------
                                                                             260
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.5%
Tractor Supply*                                            6,500             284
                                                                         -------
                                                                             284
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 0.9%
Guitar Center*                                             8,500             466
                                                                         -------
                                                                             466
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.1%
PF Chang's China Bistro*                                   8,100             484
Red Robin Gourmet Burgers*                                12,700             647
                                                                         -------
                                                                           1,131
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.6%
Dick's Sporting Goods*                                     9,100             334
                                                                         -------
                                                                             334
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG STRATEGIC SMALL COMPANY FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 0.5%
Blockbuster, Cl A                                            29,200       $  258
                                                                          ------
                                                                             258
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Sinclair Broadcast Group, Cl A                               62,400          501
                                                                          ------
                                                                             501
                                                                          ------
TOTAL CONSUMER CYCLICAL (COST $8,978)                                     11,381
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.7%
AGRICULTURAL OPERATIONS -- 0.6%
Delta & Pine Land                                             7,800          211
Tejon Ranch*                                                  2,500          111
                                                                          ------
                                                                             322
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.1%
Hansen Natural*                                              10,000          601
                                                                          ------
                                                                             601
                                                                          ------
TOTAL CONSUMER NON-CYCLICAL (COST $569)                                      923
                                                                          ------
--------------------------------------------------------------------------------
ENERGY -- 2.5%
OIL & GAS DRILLING -- 0.4%
Atwood Oceanics*                                              2,900          193
                                                                          ------
                                                                             193
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.9%
Meridian Resource*                                           26,400          136
Southwestern Energy*                                          3,900          222
Stone Energy*                                                 2,200          107
                                                                          ------
                                                                             465
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.4%
Frontier Oil                                                  5,500          199
                                                                          ------
                                                                             199
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.8%
Cal Dive International*                                       2,500          113
Core Laboratories*                                            4,940          127
W-H Energy Services*                                          8,800          211
                                                                          ------
                                                                             451
                                                                          ------
TOTAL ENERGY (COST $914)                                                   1,308
                                                                          ------
--------------------------------------------------------------------------------
FINANCIAL -- 11.6%
COMMERCIAL BANKS-CENTRAL US -- 0.9%
PrivateBancorp                                               15,000          471
                                                                          ------
                                                                             471
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.3%
Signature Bank/New York NY*                                   5,340          142
                                                                          ------
                                                                             142
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.2%
GB&T Bancshares                                               4,500           97
                                                                          ------
                                                                              97
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.4%
Collegiate Funding Services LLC*                             33,900       $  528
Portfolio Recovery Associates*                                6,700          228
                                                                          ------
                                                                             756
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.2%
Metris*                                                       9,150          106
                                                                          ------
                                                                             106
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
GFI Group*                                                    2,200           59
                                                                          ------
                                                                              59
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.3%
Asset Acceptance Capital*                                    15,000          286
MarketAxess Holdings*                                        34,380          384
                                                                          ------
                                                                             670
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.5%
USI Holdings*                                                22,700          267
                                                                          ------
                                                                             267
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.6%
Affiliated Managers Group*                                    3,910          242
Calamos Asset Management, Cl A*                               3,600           97
                                                                          ------
                                                                             339
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%
KMG America*                                                 35,100          342
                                                                          ------
                                                                             342
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.2%
Allmerica Financial*                                          2,890          104
                                                                          ------
                                                                             104
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
EMC Insurance Group                                          14,000          267
                                                                          ------
                                                                             267
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.6%
CB Richard Ellis Group, Cl A*                                 3,400          119
Trammell Crow*                                                9,200          189
                                                                          ------
                                                                             308
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
PXRE Group                                                   11,800          303
                                                                          ------
                                                                             303
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.4%
Ashford Hospitality Trust                                    10,100          103
MeriStar Hospitality*                                        89,500          627
                                                                          ------
                                                                             730
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.7%
HomeBanc Corp/Atlanta GA*                                    44,300          392
                                                                          ------
                                                                             392
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG STRATEGIC SMALL COMPANY FUND


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.1%
Government Properties Trust                                 2,900         $   29
                                                                          ------
                                                                              29
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.6%
Franklin Bank Corp/Houston TX*                             17,900            309
                                                                          ------
                                                                             309
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.4%
NewAlliance Bancshares*                                    16,100            225
                                                                          ------
                                                                             225
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.4%
BankAtlantic Bancorp, Cl A                                 10,800            188
                                                                          ------
                                                                             188
                                                                          ------
TOTAL FINANCIAL (COST $5,215)                                              6,104
                                                                          ------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.2%
DIAGNOSTIC EQUIPMENT -- 1.9%
Gen-Probe*                                                 12,500            557
Immucor*                                                   15,000            453
                                                                          ------
                                                                           1,010
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.3%
ICU Medical*                                                3,900            138
                                                                          ------
                                                                             138
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.3%
Merge Technologies*                                         7,500            132
                                                                          ------
                                                                             132
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.9%
Quality Systems*                                           11,000            466
                                                                          ------
                                                                             466
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.3%
Angiodynamics*                                              8,200            150
Arthrocare*                                                 7,500            214
DJ Orthopedics*                                             4,400            110
Intuitive Surgical*                                         9,000            409
Kyphon*                                                     6,500            164
Symmetry Medical*                                           6,400            122
Ventana Medical Systems*                                   15,000            562
                                                                          ------
                                                                           1,731
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.6%
LCA-Vision                                                 20,000            666
Palomar Medical Technologies*                               7,500            202
                                                                          ------
                                                                             868
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.4%
American Medical Systems Holdings*                         11,200            192
                                                                          ------
                                                                             192
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.2%
Applera Corp - Celera Genomics Group*                      13,200            135
Integra LifeSciences Holdings*                              8,500            300
Martek Biosciences*                                         3,625            211
                                                                          ------
                                                                             646
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Kos Pharmaceuticals*                                          4,000       $  167
Priority Healthcare, Cl B*                                    8,200          177
                                                                          ------
                                                                             344
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.5%
Eon Labs*                                                    10,200          309
Par Pharmaceutical*                                           5,600          187
Perrigo                                                      16,300          312
                                                                          ------
                                                                             808
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Genesis HealthCare*                                           5,100          219
                                                                          ------
                                                                             219
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 0.1%
Shamir Optical Industry*                                      3,900           60
                                                                          ------
                                                                              60
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.6%
Accredo Health*                                               7,700          342
                                                                          ------
                                                                             342
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 2.4%
American Healthways*                                         19,300          637
Matria Healthcare*                                           20,950          644
                                                                          ------
                                                                           1,281
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 1.1%
Psychiatric Solutions*                                       12,500          575
                                                                          ------
                                                                             575
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.2%
QLT*                                                         15,200          195
United Therapeutics*                                         10,000          457
                                                                          ------
                                                                             652
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 0.7%
USANA Health Sciences*                                        8,000          378
                                                                          ------
                                                                             378
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.6%
Hologic*                                                      9,550          304
                                                                          ------
                                                                             304
--------------------------------------------------------------------------------
TOTAL HEALTH CARE (COST $6,902)                                           10,146
                                                                          ------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.3%
AEROSPACE/DEFENSE -- 0.6%
Teledyne Technologies*                                        9,500          297
                                                                          ------
                                                                             297
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.2%
Moog, Cl A*                                                   2,070           94
                                                                          ------
                                                                              94
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 0.5%
Wilson Greatbatch Technologies*                              16,100          294
                                                                          ------
                                                                             294
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG STRATEGIC SMALL COMPANY FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS-- 0.4%
Dycom Industries*                                               8,500     $  195
                                                                          ------
                                                                             195
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.2%
Washington Group International*                                 2,600        117
                                                                          ------
                                                                             117
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.6%
Brink's                                                         8,700        301
                                                                          ------
                                                                             301
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.2%
Axsys Technologies*                                             8,500        191
Faro Technologies*                                              5,200        122
Trimble Navigation*                                            10,000        338
                                                                          ------
                                                                             651
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.3%
EDO                                                             4,680        141
                                                                          ------
                                                                             141
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.6%
Shaw Group*                                                    13,900        303
                                                                          ------
                                                                             303
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Cogent*                                                         6,500        164
                                                                          ------
                                                                             164
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.5%
Cymer*                                                          5,300        142
Rofin-Sinar Technologies*                                       4,550        146
                                                                          ------
                                                                             288
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.7%
WCA Waste*                                                     35,700        350
                                                                          ------
                                                                             350
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.2%
General Cable*                                                 10,200        123
                                                                          ------
                                                                             123
                                                                          ------
TOTAL INDUSTRIAL (COST $2,578)                                             3,318
                                                                          ------
--------------------------------------------------------------------------------
SERVICES -- 10.0%
COMMERCIAL SERVICES -- 0.2%
Intersections*                                                  7,900        115
                                                                          ------
                                                                             115
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.0%
iPayment*                                                       9,000        380
Wright Express*                                                 6,800        116
                                                                          ------
                                                                             496
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.0%
Cognizant Technology Solutions, Cl A*                          22,500      1,040
Manhattan Associates*                                          11,100        226
SRA International, Cl A*                                        5,000        301
                                                                          ------
                                                                           1,567
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.2%
Charles River Associates*                                     7,500       $  370
Huron Consulting Group*                                       8,800          182
Navigant Consulting*                                         18,500          504
PDI*                                                          3,700           76
                                                                          ------
                                                                           1,132
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.3%
Chemed                                                        2,200          168
                                                                          ------
                                                                             168
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.1%
Napster*                                                     10,800           70
                                                                          ------
                                                                              70
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.7%
Medical Staffing Network Holdings*                           25,800          171
Resources Connection*                                         9,850          206
                                                                          ------
                                                                             377
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.1%
Parexel International*                                       14,700          345
PRA International*                                           11,800          318
SFBC International*                                          12,500          441
                                                                          ------
                                                                           1,104
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.4%
Valor Communications Group                                   16,000          231
                                                                          ------
                                                                             231
                                                                          ------
TOTAL SERVICES (COST $3,622)                                               5,260
                                                                          ------
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.7%
APPLICATIONS SOFTWARE -- 1.4%
Pinnacle Systems*                                            17,900          100
Progress Software*                                            8,900          233
Quest Software*                                               6,750           93
SS&C Technologies                                            14,100          322
                                                                          ------
                                                                             748
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.2%
webMethods*                                                  14,800           81
                                                                          ------
                                                                              81
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.9%
Avid Technology*                                              9,025          488
Witness Systems*                                             30,000          527
                                                                          ------
                                                                           1,015
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.9%
Ansys*                                                        8,600          294
Parametric Technology*                                       31,100          174
                                                                          ------
                                                                             468
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.3%
Trident Microsystems*                                         9,650          171
                                                                          ------
                                                                             171
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG STRATEGIC SMALL COMPANY FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.2%
Blackbaud*                                                    9,400       $  118
                                                                          ------
                                                                             118
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.4%
Catapult Communications*                                      8,800          188
Micros Systems*                                              11,300          415
Stratasys*                                                    5,250          148
                                                                          ------
                                                                             751
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.4%
Quantum*                                                     31,600           92
Western Digital*                                             10,800          138
                                                                          ------
                                                                             230
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.4%
NetIQ*                                                       16,500          189
                                                                          ------
                                                                             189
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.4%
Digital River*                                                7,100          221
                                                                          ------
                                                                             221
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 1.7%
GSI Commerce*                                                12,500          169
Niku*                                                        15,000          271
Websense*                                                     8,200          441
                                                                          ------
                                                                             881
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.2%
CTS                                                           9,800          127
                                                                          ------
                                                                             127
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.2%
Integrated Silicon Solutions*                                25,700          172
MIPS Technologies*                                           19,800          228
Silicon Laboratories*                                         4,500          134
Zoran*                                                       11,360          117
                                                                          ------
                                                                             651
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%
Ascential Software*                                           6,000          111
Informatica*                                                 27,850          230
Manugistics Group*                                           25,500           43
MicroStrategy, Cl A*                                          4,025          219
                                                                          ------
                                                                             603
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.2%
Verity*                                                      12,600          119
                                                                          ------
                                                                             119
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 0.5%
Jupitermedia*                                                16,350          254
                                                                          ------
                                                                             254
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.2%
F5 Networks*                                                 12,950          654
                                                                          ------
                                                                             654
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                   Shares       (000)
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.3%
Aladdin Knowledge Systems*                                     6,500      $  148
                                                                          ------
                                                                             148
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%
Foundry Networks*                                             13,100         130
                                                                          ------
                                                                             130
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.1%
Integrated Device Technology*                                  7,900          95
Marvell Technology Group*                                     17,000         652
Sigmatel*                                                      6,500         243
Standard Microsystems*                                         7,400         129
                                                                          ------
                                                                           1,119
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.8%
Brooks Automation*                                             4,000          60
Mattson Technology*                                           13,200         105
Tessera Technologies*                                          6,500         281
                                                                          ------
                                                                             446
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.4%
Borland Software*                                             26,400         214
                                                                          ------
                                                                             214
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.5%
Comtech Telecommunications*                                    5,025         262
                                                                          ------
                                                                             262
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.4%
Iowa Telecommunications Services*                              9,500         185
                                                                          ------
                                                                             185
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 0.2%
Open Solutions*                                                4,600          91
                                                                          ------
                                                                              91
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 1.1%
Macromedia*                                                   16,500         553
                                                                          ------
                                                                             553
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $8,319)                                            10,429
                                                                          ------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
AIRLINES -- 0.1%
Skywest                                                        3,190          59
                                                                          ------
                                                                              59
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.3%
CP Ships                                                       9,800         139
                                                                          ------
                                                                             139
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.5%
UTI Worldwide                                                  3,900         271
                                                                          ------
                                                                             271
                                                                          ------
TOTAL TRANSPORTATION (COST $377)                                             469
                                                                          ------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

PBHG STRATEGIC SMALL COMPANY FUND


                                                       Shares/Face     Market
                                                         Amount         Value
Description                                               (000)         (000)
--------------------------------------------------------------------------------
UTILITIES -- 0.4%
ELECTRIC-INTEGRATED -- 0.4%
MGE Energy                                                5,860        $    194
                                                                       --------
                                                                            194
                                                                       --------
TOTAL UTILITIES (COST $153)                                                 194
                                                                       --------
TOTAL COMMON STOCK (COST $38,693)                                        50,880
                                                                       --------
-------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.6%
INDEX FUND-SMALL CAP -- 0.6%
iShares Russell 2000 Index Fund*                          2,400             293
                                                                       --------
                                                                            293
                                                                       --------
TOTAL INVESTMENT COMPANY (COST $302)                                        293
                                                                       --------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
Morgan Stanley
   2.550%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $1,631,655
   (collateralized by
   a U.S. Treasury Note,
   par value $5,067,847,
   6.375%, 08/15/27,
   total market
   value $1,664,180)(A)                                $  1,632           1,632
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $1,632)                                  1,632
                                                                       --------
TOTAL INVESTMENTS-- 99.9% (COST $40,627)                                 52,805
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Payable for Administration Fees                                              (6)
Payable for Investment Advisory Fees                                        (38)
Other Assets and Liabilities, Net                                            75
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                           31
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 52,836
                                                                       ========
-------------------------------------------------------------------------------


                                                                          Value
Description                                                               (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 46,476
Accumulated net realized loss on investments                             (5,818)
Unrealized appreciation on investments                                   12,178
                                                                       --------
NET ASSETS                                                             $ 52,836
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($51,156,341/3,535,669 SHARES)                                      $  14.47
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,550,572/107,827 SHARES)                                         $  14.38
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($61,567/4,273 SHARES)                                              $  14.41
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($14.41/94.25%)                                                     $  15.29
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($67,812/4,766 SHARES)                                              $  14.23
                                                                       ========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


ANALYTIC DISCIPLINED EQUITY FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
BASIC MATERIALS -- 3.7%
CHEMICALS-DIVERSIFIED -- 3.2%
Dow Chemical                                               35,264         $1,758
                                                                          ------
                                                                           1,758
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.5%
Eastman Chemical                                            4,978            294
                                                                          ------
                                                                             294
                                                                          ------
TOTAL BASIC MATERIALS (COST $1,685)                                        2,052
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.8%
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.6%
Centex                                                      5,632            322
                                                                          ------
                                                                             322
--------------------------------------------------------------------------------
CRUISE LINES -- 1.3%
Carnival                                                   13,656            707
                                                                          ------
                                                                             707
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.4%
Walt Disney                                                66,511          1,911
                                                                          ------
                                                                           1,911
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 2.8%
Autozone*                                                  18,059          1,548
                                                                          ------
                                                                           1,548
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 0.8%
Home Depot                                                 10,928            418
                                                                          ------
                                                                             418
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.2%
Wal-Mart Stores                                             2,230            112
                                                                          ------
                                                                             112
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.7%
J.C. Penney Holding                                        18,413            956
                                                                          ------
                                                                             956
                                                                          ------
TOTAL CONSUMER CYCLICAL (COST $6,004)                                      5,974
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.7%
AGRICULTURAL OPERATIONS -- 0.9%
Archer-Daniels-Midland                                     20,319            499
                                                                          ------
                                                                             499
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 4.0%
Avon Products                                              23,046            990
Colgate-Palmolive                                           5,910            308
Gillette                                                    4,761            240
Proctor & Gamble                                           12,690            673
                                                                          ------
                                                                           2,211
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.4%
Supervalu                                                   7,251            242
                                                                          ------
                                                                             242
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
TOBACCO -- 1.4%
Altria Group                                                11,581        $  757
                                                                          ------
                                                                             757
                                                                          ------
TOTAL CONSUMER NON-CYCLICAL (COST $3,584)                                  3,709
                                                                          ------
--------------------------------------------------------------------------------
ENERGY -- 10.0%
OIL COMPANIES-INTEGRATED -- 10.0%
ChevronTexaco                                               34,443         2,008
ConocoPhillips                                              18,380         1,982
Exxon Mobil                                                  5,904           352
Occidental Petroleum                                        17,307         1,232
                                                                          ------
                                                                           5,574
                                                                          ------
TOTAL ENERGY (COST $3,913)                                                 5,574
                                                                          ------
--------------------------------------------------------------------------------
FINANCIAL -- 23.4%
FINANCE-INVESTMENT BANKER/BROKER -- 5.8%
Citigroup                                                   32,645         1,467
Lehman Brothers Holdings                                     4,795           452
Merrill Lynch                                               22,843         1,293
                                                                          ------
                                                                           3,212
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.4%
Countrywide Financial                                       41,554         1,349
Fannie Mae                                                   3,248           177
Freddie Mac                                                 14,801           935
                                                                          ------
                                                                           2,461
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.9%
Cigna                                                       18,055         1,612
                                                                          ------
                                                                           1,612
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.3%
Loews                                                        2,007           148
                                                                          ------
                                                                             148
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
ACE                                                         13,979           577
                                                                          ------
                                                                             577
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 1.0%
Washington Mutual                                           14,214           561
                                                                          ------
                                                                             561
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 8.0%
Bank of America                                             56,850         2,507
US Bancorp                                                  39,764         1,146
Wachovia                                                    15,023           765
                                                                          ------
                                                                           4,418
                                                                          ------
TOTAL FINANCIAL (COST $11,563)                                            12,989
                                                                          ------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.2%
DISPOSABLE MEDICAL PRODUCTS -- 0.8%
C.R. Bard                                                    6,333           431
                                                                          ------
                                                                             431
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005

ANALYTIC DISCIPLINED EQUITY FUND
                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.2%
Guidant                                                      1,475        $  109
                                                                          ------
                                                                             109
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.7%
Johnson & Johnson                                           38,789         2,605
                                                                          ------
                                                                           2,605
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Pfizer                                                      31,432           826
                                                                          ------
                                                                             826
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.8%
Aetna                                                        5,873           440
                                                                          ------
                                                                             440
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 5.2%
AmerisourceBergen                                           22,882         1,311
Cardinal Health                                             28,737         1,604
                                                                          ------
                                                                           2,915
                                                                          ------
TOTAL HEALTH CARE (COST $6,689)                                            7,326
                                                                          ------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.4%
AEROSPACE/DEFENSE -- 2.6%
Lockheed Martin                                             23,769         1,451
                                                                          ------
                                                                           1,451
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.6%
General Electric                                             8,346           301
                                                                          ------
                                                                             301
--------------------------------------------------------------------------------
ELECTRONICS -- MILITARY -- 2.2%
L-3 Communications Holdings                                 16,999         1,207
                                                                          ------
                                                                           1,207
--------------------------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 2.8%
Cummins                                                     22,167         1,560
                                                                          ------
                                                                           1,560
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 0.2%
Black & Decker                                               1,620           128
                                                                          ------
                                                                             128
                                                                          ------
TOTAL INDUSTRIAL (COST $4,651)                                             4,647
                                                                          ------
--------------------------------------------------------------------------------
SERVICES -- 1.8%
COMPUTER SERVICES -- 0.3%
Affiliated Computer Services, Cl A*                          3,027           161
                                                                          ------
                                                                             161
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.5%
AT&T                                                        13,444           252
Sprint                                                       6,058           138
Verizon Communications                                      13,379           475
                                                                          ------
                                                                             865
                                                                          ------
TOTAL SERVICES (COST $1,088)                                               1,026
                                                                          ------
--------------------------------------------------------------------------------


                                                           Shares/Face    Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 15.4%
APPLICATIONS SOFTWARE -- 2.9%
Microsoft                                                   67,538       $ 1,632
                                                                         -------
                                                                           1,632
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
Nextel Communications, Cl A*                                18,621           529
                                                                         -------
                                                                             529
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.5%
Autodesk                                                     9,809           292
                                                                         -------
                                                                             292
--------------------------------------------------------------------------------
COMPUTERS -- 8.4%
Dell*                                                       39,283         1,509
Hewlett-Packard                                             62,268         1,366
International Business Machines                             19,308         1,765
                                                                         -------
                                                                           4,640
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.2%
Intel                                                       25,925           602
Texas Instruments                                            2,157            55
                                                                         -------
                                                                             657
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
Oracle*                                                     63,040           787
                                                                         -------
                                                                             787
                                                                         -------
TOTAL TECHNOLOGY (COST $7,896)                                             8,537
                                                                         -------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
TRANSPORT-RAIL -- 0.7%
Burlington Northern Santa Fe                                 1,254            68
Norfolk Southern                                             8,556           317
                                                                         -------
                                                                             385
                                                                         -------
TOTAL TRANSPORTATION (COST $255)                                             385
                                                                         -------
--------------------------------------------------------------------------------
UTILITIES -- 3.9%
ELECTRIC-GENERATION -- 1.0%
AES*                                                        35,806           586
                                                                         -------
                                                                             586
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 2.9%
CMS Energy*                                                 13,862           181
Exelon                                                       3,297           151
TXU                                                         15,782         1,257
                                                                         -------
                                                                           1,589
                                                                         -------
TOTAL UTILITIES (COST $1,118)                                              2,175
                                                                         -------
TOTAL COMMON STOCK (COST $48,446)                                         54,394
                                                                         -------
--------------------------------------------------------------------------------
TREASURY BILL -- 0.4%
U.S. Treasury Bill(B)(C)                                   $   250
2.892%, 08/25/05                                                             247
                                                                         -------
TOTAL TREASURY BILL (COST $247)                                              247
                                                                         -------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


ANALYTIC DISCIPLINED EQUITY FUND


                                                        Shares/Face     Market
                                                          Amount         Value
Description                                                (000)         (000)
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
Seagate Escrow Security*                                   6,002       $     --
                                                                       --------
TOTAL RIGHTS (COST $--)                                                      --
                                                                       --------
-------------------------------------------------------------------------------
WARRANTS -- 0.0%
Lucent Technologies, Expires 12/10/07*                     8,891              6
                                                                       --------
TOTAL WARRANTS (COST $--)                                                     6
                                                                       --------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
Deutsche Bank
   2.830%, dated 03/31/05, to be repurchased
   on 04/01/05, repurchase price $861,418
   (collateralized by a U.S. Treasury Bill,
   par value $885,000, 0.000%, 06/23/05,
   total market value $879,371)(A)                      $    861            861
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $861)                                      861
                                                                       --------
TOTAL INVESTMENTS-- 100.0% (COST $49,554)                                55,508
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Payable for Administration Fees                                              (6)
Payable for Investment Advisory Fees                                        (34)
Other Assets and Liabilities, Net                                            17
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                          (23)
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 55,485
                                                                       ========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 72,578
Undistributed net investment income                                          54
Accumulated net realized loss on investments                            (23,044)
Unrealized appreciation on investments                                    5,954
Unrealized depreciation on futures                                          (57)
                                                                       --------
NET ASSETS                                                             $ 55,485
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($55,219,290/5,211,145 SHARES)                                      $  10.60
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($176,804/16,711 SHARES)                                            $  10.58
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($10.58/94.25%)                                                     $  11.23
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($88,543/8,407 SHARES)                                              $  10.53
                                                                       ========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class
Amounts designated as "--" are either $0 or round to $0.
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG FOCUSED FUND


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
BASIC MATERIALS -- 2.8%
CHEMICALS-DIVERSIFIED -- 2.8%
EI Du Pont de Nemours                                       10,800        $  553
                                                                          ------
                                                                             553
                                                                          ------
TOTAL BASIC MATERIALS (COST $584)                                            553
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 15.2%
CABLE TV -- 5.4%
Comcast, Cl A*                                              32,300         1,079
                                                                          ------
                                                                           1,079
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.0%
Viacom, Cl B                                                17,000           592
                                                                          ------
                                                                             592
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 6.8%
CVS                                                         25,500         1,342
                                                                          ------
                                                                           1,342
                                                                          ------
TOTAL CONSUMER CYCLICAL (COST $2,651)                                      3,013
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.9%
Unilever                                                    14,100           965
                                                                          ------
                                                                             965
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 3.6%
Sysco                                                       20,200           723
                                                                          ------
                                                                             723
                                                                          ------
TOTAL CONSUMER NON-CYCLICAL (COST $1,568)                                  1,688
                                                                          ------
--------------------------------------------------------------------------------
ENERGY -- 7.1%
OIL & GAS DRILLING -- 3.0%
Nabors Industries*                                          10,000           591
                                                                          ------
                                                                             591
--------------------------------------------------------------------------------
PIPELINES -- 4.1%
El Paso*                                                    76,600           811
                                                                          ------
                                                                             811
                                                                          ------
TOTAL ENERGY (COST $1,113)                                                 1,402
                                                                          ------
--------------------------------------------------------------------------------
FINANCIAL -- 20.0%
FIDUCIARY BANKS -- 3.6%
State Street                                                16,400           717
                                                                          ------
                                                                             717
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 2.3%
MBNA                                                        18,400           452
                                                                          ------
                                                                             452
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 4.8%
Citigroup                                                   21,000           944
                                                                          ------
                                                                             944
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 5.9%
Fannie Mae                                                  21,700       $ 1,181
                                                                         -------
                                                                           1,181
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.4%
Hartford Financial Services Group                           10,000           685
                                                                         -------
                                                                             685
                                                                         -------
TOTAL FINANCIAL (COST $4,130)                                              3,979
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.8%
MEDICAL INSTRUMENTS -- 3.7%
Medtronic                                                   14,600           744
                                                                         -------
                                                                             744
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.4%
Baxter International*                                       25,500           867
                                                                         -------
                                                                             867
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Pfizer                                                       5,000           131
                                                                         -------
                                                                             131
                                                                         -------
TOTAL HEALTH CARE (COST $1,725)                                            1,742
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.9%
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.9%
General Electric                                            16,200           584
                                                                         -------
                                                                             584
                                                                         -------
TOTAL INDUSTRIAL (COST $583)                                                 584
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.9%
APPLICATIONS SOFTWARE -- 17.8%
Intuit*                                                     23,600         1,033
Microsoft                                                  103,200         2,494
                                                                         -------
                                                                           3,527
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 6.3%
Veritas Software*                                           53,800         1,249
                                                                         -------
                                                                           1,249
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.0%
Intel                                                       34,600           804
                                                                         -------
                                                                             804
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 4.8%
Nokia ADR*                                                  61,700           952
                                                                         -------
                                                                             952
                                                                         -------
TOTAL TECHNOLOGY (COST $6,110)                                             6,532
                                                                         -------
TOTAL COMMON STOCK (COST $18,464)                                         19,493
                                                                         -------
--------------------------------------------------------------------------------

PBHG FUNDS



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG FOCUSED FUND



                                                           Face         Market
                                                          Amount         Value
Description                                                (000)         (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
Morgan Stanley
   2.550%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $351,666
   (collateralized by a
   U.S. Treasury Note,
   par value $1,092,260,
   6.375%, 08/15/27, total
   market value $358,676)(A)                            $    352       $    352
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $352)                                      352
                                                                       --------
TOTAL INVESTMENTS-- 100.0% (COST $18,816)                                19,845
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Payable for Administration Fees                                              (2)
Payable for Investment Advisory Fees                                        (11)
Other Assets and Liabilities, Net                                            17
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                            4
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 19,849
                                                                       ========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 21,554
Undistributed net investment income                                          88
Accumulated net realized loss on investments                             (2,822)
Unrealized appreciation on investments                                    1,029
                                                                       --------
NET ASSETS                                                             $ 19,849
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($19,724,671/1,059,686 SHARES)                                      $  18.61
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($62,703/3,381 SHARES)                                              $  18.55
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($18.55/94.25%)                                                     $  19.68
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($62,000/3,381 SHARES)                                              $  18.34
                                                                       ========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG LARGE CAP FUND

                                                                          Market
                                                                           Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 101.4%
BASIC MATERIALS -- 2.0%
CHEMICALS-DIVERSIFIED -- 2.0%
EI Du Pont de Nemours                                      48,700        $ 2,495
                                                                         -------
                                                                           2,495
                                                                         -------
TOTAL BASIC MATERIALS (COST $2,633)                                        2,495
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.7%
CABLE TV -- 7.1%
Comcast, Cl A*                                            261,500          8,734
                                                                         -------
                                                                           8,734
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.1%
Viacom, Cl B                                              108,100          3,765
                                                                         -------
                                                                           3,765
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 3.3%
Tribune                                                   100,100          3,991
                                                                         -------
                                                                           3,991
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.5%
Wal-Mart Stores                                            61,900          3,102
                                                                         -------
                                                                           3,102
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 5.7%
CVS                                                       133,500          7,025
                                                                         -------
                                                                           7,025
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $25,151)                                    26,617
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.1%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 5.1%
Unilever                                                   90,500          6,192
                                                                         -------
                                                                           6,192
                                                                         -------
TOTAL CONSUMER NON-CYCLICAL (COST $5,524)                                  6,192
                                                                         -------
--------------------------------------------------------------------------------
ENERGY -- 7.3%
OIL & GAS DRILLING -- 3.1%
Nabors Industries*                                         64,300          3,803
                                                                         -------
                                                                           3,803
--------------------------------------------------------------------------------
PIPELINES -- 4.2%
El Paso*                                                  486,100          5,143
                                                                         -------
                                                                           5,143
                                                                         -------
TOTAL ENERGY (COST $8,221)                                                 8,946
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 32.5%
FIDUCIARY BANKS -- 3.1%
State Street                                               87,800          3,839
                                                                         -------
                                                                           3,839
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 6.9%
Citigroup                                                 130,500          5,865
Merrill Lynch                                              46,600          2,637
                                                                         -------
                                                                           8,502
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.9%
Fannie Mae                                                 110,700       $ 6,028
                                                                         -------
                                                                           6,028
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 4.0%
Marsh & McLennan                                           160,400         4,879
                                                                         -------
                                                                           4,879
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 5.6%
American International Group                                36,400         2,017
Hartford Financial Services Group                           70,100         4,806
                                                                         -------
                                                                           6,823
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 8.0%
Bank of America                                             71,800         3,166
PNC Financial Services Group                                83,000         4,273
Wachovia                                                    46,300         2,357
                                                                         -------
                                                                           9,796
                                                                         -------
TOTAL FINANCIAL (COST $41,846)                                            39,867
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.8%
MEDICAL INSTRUMENTS -- 0.8%
Medtronic                                                   20,000         1,019
                                                                         -------
                                                                           1,019
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 8.0%
Abbott Laboratories                                         87,700         4,089
Pfizer                                                      60,000         1,576
Wyeth                                                       96,300         4,062
                                                                         -------
                                                                           9,727
                                                                         -------
TOTAL HEALTH CARE (COST $9,783)                                           10,746
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.1%
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.1%
General Electric                                           106,600         3,844
                                                                         -------
                                                                           3,844
                                                                         -------
TOTAL INDUSTRIAL (COST $3,479)                                             3,844
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.9%
APPLICATIONS SOFTWARE -- 5.5%
Microsoft                                                  280,300         6,775
                                                                         -------
                                                                           6,775
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 6.1%
First Data                                                  85,300         3,353
Veritas Software*                                          178,660         4,149
                                                                         -------
                                                                           7,502
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.0%
Intel                                                      211,200         4,906
                                                                         -------
                                                                           4,906
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.8%
Applied Materials*                                         131,000         2,129
                                                                         -------
                                                                           2,129
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG LARGE CAP FUND

                                                      Shares/Face      Market
                                                        Amount          Value
Description                                              (000)          (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.5%
Nokia ADR*                                              275,900       $   4,257
                                                                      ---------
                                                                          4,257
                                                                      ---------
TOTAL TECHNOLOGY (COST $25,949)                                          25,569
                                                                      ---------
TOTAL COMMON STOCK (COST $122,586)                                      124,276
                                                                      ---------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Deutsche Bank
   2.830%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $1,853,463
   (collateralized
   by U.S. Treasury
   obligations, par value
   $872,000-1,023,000,
   0.000%-4.375%,
   06/23/05-08/15/12,
   total market value
   $1,890,776)(A)                                     $   1,853           1,853
                                                                      ---------
TOTAL REPURCHASE AGREEMENT (COST $1,853)                                  1,853
                                                                      ---------
TOTAL INVESTMENTS-- 102.9% (COST $124,439)                              126,129
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.9)%
Payable for Administration Fees                                             (13)
Payable for Investment Advisory Fees                                        (72)
Payable for Fund Shares Redeemed                                         (3,320)
Other Assets and Liabilities, Net                                          (129)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                       (3,534)
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 122,595
                                                                      =========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                    $ 227,414
Accumulated net realized loss on investments                           (106,509)
Unrealized appreciation on investments                                    1,690
                                                                      ---------
NET ASSETS                                                            $ 122,595
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($122,042,545/10,058,525 SHARES)                                   $   12.13
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($441,158/36,474 SHARES)                                           $   12.10
                                                                      =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($55,822/4,605 SHARES)                                             $   12.12
                                                                      =========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($12.12/94.25%)                                                    $   12.86
                                                                      =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($55,205/4,568 SHARES)                                             $   12.09
                                                                      =========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG MID-CAP FUND

                                                                          Market
                                                                           Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 5.2%
CHEMICALS-DIVERSIFIED -- 1.6%
Lyondell Chemical                                         265,300        $ 7,407
                                                                         -------
                                                                           7,407
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 1.2%
Spartech                                                  276,910          5,497
                                                                         -------
                                                                           5,497
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.9%
Eastman Chemical                                           66,060          3,898
                                                                         -------
                                                                           3,898
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.7%
Air Products & Chemicals                                   52,890          3,347
                                                                         -------
                                                                           3,347
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.8%
Temple-Inland                                              53,240          3,863
                                                                         -------
                                                                           3,863
                                                                         -------
TOTAL BASIC MATERIALS (COST $21,662)                                      24,012
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.4%
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.3%
DR Horton                                                  72,640          2,124
Lennar, Cl A                                               71,800          4,070
                                                                         -------
                                                                           6,194
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.1%
International Game Technology                             182,010          4,852
                                                                         -------
                                                                           4,852
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%
CDW                                                        63,960          3,625
                                                                         -------
                                                                           3,625
--------------------------------------------------------------------------------
GOLF -- 0.8%
Callaway Golf                                             294,570          3,770
                                                                         -------
                                                                           3,770
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Fairmont Hotels & Resorts                                  71,100          2,356
                                                                         -------
                                                                           2,356
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.2%
EW Scripps, Cl A                                          111,400          5,431
                                                                         -------
                                                                           5,431
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.4%
Tribune                                                   167,100          6,662
                                                                         -------
                                                                           6,662
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.5%
Reader's Digest Association                               139,950          2,423
                                                                         -------
                                                                           2,423
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
RADIO -- 0.9%
Radio One, Cl A*                                           290,720       $ 4,268
                                                                         -------
                                                                           4,268
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.6%
Costco Wholesale                                            84,820         3,747
Family Dollar Stores                                       113,600         3,449
                                                                         -------
                                                                           7,196
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 1.3%
Tiffany                                                    171,020         5,904
                                                                         -------
                                                                           5,904
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.9%
OfficeMax                                                  262,260         8,786
                                                                         -------
                                                                           8,786
--------------------------------------------------------------------------------
TELEVISION -- 1.1%
Univision Communications, Cl A*                            186,755         5,171
                                                                         -------
                                                                           5,171
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $63,126)                                    66,638
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
AGRICULTURAL OPERATIONS -- 0.5%
Tejon Ranch*                                                50,000         2,230
                                                                         -------
                                                                           2,230
--------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 1.0%
Avery Dennison                                              79,530         4,925
                                                                         -------
                                                                           4,925
                                                                         -------
TOTAL CONSUMER NON-CYCLICAL (COST $7,137)                                  7,155
                                                                         -------
--------------------------------------------------------------------------------
ENERGY -- 9.1%
OIL & GAS DRILLING -- 3.9%
GlobalSantaFe                                              124,200         4,600
Pride International*                                       163,350         4,058
Rowan*                                                     186,350         5,577
Todco, Cl A*                                               145,420         3,758
                                                                         -------
                                                                          17,993
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.1%
Noble Energy                                                40,100         2,727
Pogo Producing                                              47,800         2,354
                                                                         -------
                                                                           5,081
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.8%
Tidewater                                                  119,140         4,630
Weatherford International*                                  64,200         3,720
                                                                         -------
                                                                           8,350
--------------------------------------------------------------------------------
PIPELINES -- 2.3%
El Paso*                                                   672,680         7,117
Williams                                                   184,440         3,469
                                                                         -------
                                                                          10,586
                                                                         -------
TOTAL ENERGY (COST $28,049)                                               42,010
                                                                         -------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG MID-CAP FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
FINANCIAL -- 20.1%
COMMERCIAL BANKS-EASTERN US -- 1.1%
Commerce Bancorp Inc/NJ                                    156,400       $ 5,078
                                                                         -------
                                                                           5,078
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 0.5%
Investors Financial Services                                50,240         2,457
                                                                         -------
                                                                           2,457
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.1%
Providian Financial*                                       308,900         5,301
                                                                         -------
                                                                           5,301
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.5%
Friedman Billings Ramsey Group, Cl A**                     143,460         2,277
                                                                         -------
                                                                           2,277
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.0%
Federated Investors, Cl B                                  164,290         4,651
                                                                         -------
                                                                           4,651
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.6%
Lincoln National                                           101,300         4,573
UnumProvident                                              431,460         7,343
                                                                         -------
                                                                          11,916
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.2%
Allmerica Financial*                                       133,100         4,785
Assurant                                                    54,500         1,837
Cincinnati Financial                                       116,900         5,098
XL Capital, Cl A                                            45,600         3,300
                                                                         -------
                                                                          15,020
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
Fidelity National Financial                                110,800         3,650
                                                                         -------
                                                                           3,650
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.0%
CB Richard Ellis Group, Cl A*                              130,690         4,573
                                                                         -------
                                                                           4,573
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.9%
St Joe                                                      60,500         4,072
                                                                         -------
                                                                           4,072
--------------------------------------------------------------------------------
REINSURANCE -- 3.5%
Aspen Insurance Holdings                                    75,750         1,910
Axis Capital Holdings                                      260,520         7,044
Odyssey Re Holdings                                         88,700         2,221
PartnerRe                                                   78,300         5,058
                                                                         -------
                                                                          16,233
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.2%
Host Marriott*                                             333,690         5,526
                                                                         -------
                                                                           5,526
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
American Financial Realty Trust                            498,960         7,300
                                                                         -------
                                                                           7,300
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%
NewAlliance Bancshares*                                    377,260       $ 5,281
                                                                         -------
                                                                           5,281
                                                                         -------
TOTAL FINANCIAL (COST $81,975)                                            93,335
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 10.9%
DIALYSIS CENTERS -- 0.6%
DaVita*                                                     71,400         2,988
                                                                         -------
                                                                           2,988
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.7%
Hillenbrand Industries                                      55,500         3,079
                                                                         -------
                                                                           3,079
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.5%
Becton Dickinson                                            82,300         4,808
Biomet                                                      94,620         3,435
Henry Schein*                                               88,940         3,187
                                                                         -------
                                                                          11,430
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.4%
Protein Design Labs*                                       109,200         1,746
                                                                         -------
                                                                           1,746
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.5%
Barr Pharmaceuticals*                                      107,300         5,239
Watson Pharmaceuticals*                                    208,840         6,418
                                                                         -------
                                                                          11,657
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.0%
WellCare Health Plans*                                     152,920         4,658
                                                                         -------
                                                                           4,658
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
Tenet Healthcare*                                          180,210         2,078
                                                                         -------
                                                                           2,078
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.2%
Lincare Holdings*                                          123,540         5,464
                                                                         -------
                                                                           5,464
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.6%
CV Therapeutics*                                           232,110         4,726
Vicuron Pharmaceuticals*                                   185,030         2,916
                                                                         -------
                                                                           7,642
                                                                         -------
TOTAL HEALTH CARE (COST $45,320)                                          50,742
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.8%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
Alliant Techsystems*                                        51,630         3,689
                                                                         -------
                                                                           3,689
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.2%
Brink's                                                    170,060         5,884
                                                                         -------
                                                                           5,884
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG MID-CAP FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Applera Corp - Applied
   Biosystems Group                                        181,200       $ 3,577
                                                                         -------
                                                                           3,577
                                                                         -------
TOTAL INDUSTRIAL (COST $9,369)                                            13,150
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 6.3%
ADVERTISING AGENCIES -- 1.0%
Interpublic Group*                                         380,940         4,678
                                                                         -------
                                                                           4,678
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.9%
ChoicePoint*                                               103,160         4,138
Quanta Services*                                           610,800         4,660
                                                                         -------
                                                                           8,798
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.4%
Affiliated Computer Services, Cl A*                         64,270         3,422
DST Systems*                                                94,200         4,350
Manhattan Associates*                                      402,030         8,189
                                                                         -------
                                                                          15,961
                                                                         -------
TOTAL SERVICES (COST $29,808)                                             29,437
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 22.7%
APPLICATIONS SOFTWARE -- 5.3%
Citrix Systems*                                            261,410         6,227
Intuit*                                                    105,180         4,604
Satyam Computer Services ADR                               360,620         8,424
Siebel Systems*                                            600,370         5,481
                                                                         -------
                                                                          24,736
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.0%
Dun & Bradstreet*                                           66,950         4,114
MoneyGram International*                                   179,100         3,383
SEI Investments                                            173,990         6,292
Veritas Software*                                          418,920         9,727
                                                                         -------
                                                                          23,516
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 4.0%
Celestica*                                                 471,940         6,376
Flextronics International*                                 325,700         3,921
Gentex                                                     125,600         4,007
Sanmina-SCI*                                               801,210         4,182
                                                                         -------
                                                                          18,486
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.2%
Broadcom, Cl A*                                            103,600         3,100
Intersil, Cl A                                             133,800         2,317
                                                                         -------
                                                                           5,417
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.7%
Cadence Design Systems*                                    219,480         3,281
                                                                         -------
                                                                           3,281
--------------------------------------------------------------------------------


                                                         Shares/Face     Market
                                                            Amount        Value
Description                                                  (000)        (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
MicroStrategy, Cl A*                                       75,170     $    4,080
                                                                      ----------
                                                                           4,080
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.7%
Avocent*                                                  301,100          7,726
                                                                      ----------
                                                                           7,726
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.5%
Integrated Circuit Systems*                               195,470          3,737
Maxim Integrated Products                                  79,230          3,238
United Microelectronics*                                1,349,400          4,548
                                                                      ----------
                                                                          11,523
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.4%
Amdocs*                                                   237,850          6,755
                                                                      ----------
                                                                           6,755
                                                                      ----------
TOTAL TECHNOLOGY (COST $98,932)                                          105,520
                                                                      ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
TRANSPORT-AIR FREIGHT -- 1.4%
EGL*                                                      273,300          6,231
                                                                      ----------
                                                                           6,231
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.4%
CNF                                                       139,510          6,528
                                                                      ----------
                                                                           6,528
                                                                      ----------
TOTAL TRANSPORTATION (COST $13,133)                                       12,759
                                                                      ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.4%
ELECTRIC-INTEGRATED -- 1.4%
Alliant Energy                                             88,300          2,365
Public Service Enterprise Group                            76,270          4,148
                                                                      ----------
                                                                           6,513
                                                                      ----------
TOTAL UTILITIES (COST $5,024)                                              6,513
                                                                      ----------
TOTAL COMMON STOCK (COST $403,535)                                       451,271
                                                                      ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
Deutsche Bank
   2.830%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $15,457,010
   (collateralized
   by a U.S. Treasury
   Note, par value
   $15,976,000,
   3.375%, 02/15/08,
   total market
   value $15,765,631)(A)                               $   15,456         15,456
                                                                      ----------
TOTAL REPURCHASE AGREEMENT (COST $15,456)                                 15,456
                                                                      ----------
TOTAL INVESTMENTS-- 100.5% (COST $418,991)                               466,727
                                                                      ----------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG MID-CAP FUND


Description                                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES --(0.5)%
Receivable for Investment Securities Sold                             $   6,524
Payable for Administration Fees                                             (50)
Payable for Investment Advisory Fees                                       (345)
Payable for Distribution Fees                                                (2)
Other Assets and Liabilities, Net                                        (8,354)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                       (2,227)
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 464,500
                                                                      =========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                    $ 388,357
Accumulated net realized gain on investments                             28,407
Unrealized appreciation on investments                                   47,736
                                                                      ---------
NET ASSETS                                                            $ 464,500
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($455,657,824/25,356,743 SHARES)                                   $   17.97
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($8,415,835/472,991 SHARES)                                        $   17.79
                                                                      =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($258,089/14,431 SHARES)                                           $   17.88
                                                                      =========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($17.88/94.25%)                                                    $   18.97
                                                                      =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($168,519/9,540 SHARES)                                            $   17.66
                                                                      =========

* Non-income producing security.
** This security is considered a REIT for tax purposes.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SMALL CAP FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.1%
BASIC MATERIALS -- 4.9%
CHEMICALS-DIVERSIFIED -- 2.5%
Olin                                                      68,700         $ 1,532
                                                                         -------
                                                                           1,532
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 1.3%
Spartech                                                  39,590             786
                                                                         -------
                                                                             786
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.1%
Neenah Paper                                              19,800             665
                                                                         -------
                                                                             665
                                                                         -------
TOTAL BASIC MATERIALS (COST $2,590)                                        2,983
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 23.0%
APPAREL MANUFACTURERS -- 0.8%
Carter's*                                                 11,600             461
                                                                         -------
                                                                             461
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.5%
Tivo*                                                     56,430             292
                                                                         -------
                                                                             292
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.6%
Nexstar Broadcasting Group, Cl A*                         55,900             394
                                                                         -------
                                                                             394
--------------------------------------------------------------------------------
CABLE TV -- 3.9%
Insight Communications, Cl A*                             62,800             744
Mediacom Communications, Cl A*                           249,120           1,629
                                                                         -------
                                                                           2,373
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.0%
Jameson Inns*                                            428,000             629
                                                                         -------
                                                                             629
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.0%
Entravision Communications, Cl A*                        135,000           1,198
                                                                         -------
                                                                           1,198
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 2.2%
Scholastic*                                               36,400           1,343
                                                                         -------
                                                                           1,343
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.4%
Journal Register*                                         49,400             825
                                                                         -------
                                                                             825
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.5%
Reader's Digest Association                               53,900             933
                                                                         -------
                                                                             933
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
RADIO -- 5.9%
Cumulus Media, Cl A*                                        42,600       $   607
Emmis Communications, Cl A*                                 58,050         1,116
Radio One, Cl A*                                            43,500           639
Radio One, Cl D*                                            20,700           305
Spanish Broadcasting System, Cl A*                          89,500           918
                                                                         -------
                                                                           3,585
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.1%
Blockbuster, Cl A                                           77,100           681
                                                                         -------
                                                                             681
--------------------------------------------------------------------------------
TELEVISION -- 2.1%
Sinclair Broadcast Group, Cl A                             157,300         1,263
                                                                         -------
                                                                           1,263
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $13,634)                                    13,977
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
AGRICULTURAL OPERATIONS -- 1.6%
Delta & Pine Land                                           20,900           564
Tejon Ranch*                                                 8,520           380
                                                                         -------
                                                                             944
                                                                         -------
TOTAL CONSUMER NON-CYCLICAL (COST $950)                                      944
                                                                         -------
--------------------------------------------------------------------------------
ENERGY -- 4.4%
OIL & GAS DRILLING -- 0.8%
Atwood Oceanics*                                             7,300           486
                                                                         -------
                                                                             486
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.0%
Meridian Resource*                                          64,500           333
Stone Energy*                                                5,400           262
                                                                         -------
                                                                             595
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.8%
Frontier Oil                                                13,700           497
                                                                         -------
                                                                             497
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.8%
Cal Dive International*                                      6,300           285
Core Laboratories*                                          12,300           316
W-H Energy Services*                                        21,900           524
                                                                         -------
                                                                           1,125
                                                                         -------
TOTAL ENERGY (COST $1,768)                                                 2,703
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 22.5%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Signature Bank/New York NY*                                 13,200           350
                                                                         -------
                                                                             350
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.4%
GB&T Bancshares                                             10,500           227
                                                                         -------
                                                                             227
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SMALL CAP FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 3.1%
Collegiate Funding Services LLC*                            85,000       $ 1,324
Portfolio Recovery Associates*                              16,700           569
                                                                         -------
                                                                           1,893
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.4%
Metris*                                                     23,000           267
                                                                         -------
                                                                             267
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
GFI Group*                                                   5,300           142
                                                                         -------
                                                                             142
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.7%
Asset Acceptance Capital*                                   36,950           705
MarketAxess Holdings*                                       87,050           972
                                                                         -------
                                                                           1,677
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.1%
USI Holdings*                                               56,800           669
                                                                         -------
                                                                             669
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.0%
Affiliated Managers Group*                                   9,500           589
                                                                         -------
                                                                             589
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.4%
KMG America*                                                87,740           856
                                                                         -------
                                                                             856
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.4%
Allmerica Financial*                                         7,300           262
                                                                         -------
                                                                             262
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
EMC Insurance Group                                         34,000           648
                                                                         -------
                                                                             648
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.3%
CB Richard Ellis Group, Cl A*                                8,630           302
Trammell Crow*                                              23,700           488
                                                                         -------
                                                                             790
--------------------------------------------------------------------------------
REINSURANCE -- 1.3%
PXRE Group                                                  30,000           770
                                                                         -------
                                                                             770
--------------------------------------------------------------------------------
REITS-HOTELS -- 3.1%
Ashford Hospitality Trust                                   30,300           309
MeriStar Hospitality*                                      222,900         1,560
                                                                         -------
                                                                           1,869
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 1.6%
HomeBanc Corp/Atlanta GA*                                  109,100           964
                                                                         -------
                                                                             964
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.3%
Franklin Bank Corp/Houston TX*                              44,500           768
                                                                         -------
                                                                             768
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.7%
NewAlliance Bancshares*                                    29,600         $  414
                                                                          ------
                                                                             414
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.8%
BankAtlantic Bancorp, Cl A                                 27,500            479
                                                                          ------
                                                                             479
                                                                          ------
TOTAL FINANCIAL (COST $11,859)                                            13,634
                                                                          ------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.2%
DISPOSABLE MEDICAL PRODUCTS -- 0.6%
ICU Medical*                                                9,700            344
                                                                          ------
                                                                             344
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.6%
Symmetry Medical*                                          17,300            329
                                                                          ------
                                                                             329
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.7%
Applera Corp - Celera Genomics Group*                      43,700            448
                                                                          ------
                                                                             448
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Priority Healthcare, Cl B*                                 20,500            443
                                                                          ------
                                                                             443
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 3.3%
Eon Labs*                                                  25,400            768
Par Pharmaceutical*                                        14,100            472
Perrigo                                                    40,700            779
                                                                          ------
                                                                           2,019
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 1.1%
Genesis HealthCare*                                        16,100            691
                                                                          ------
                                                                             691
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.4%
Accredo Health*                                            18,600            826
                                                                          ------
                                                                             826
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
QLT*                                                       37,950            488
                                                                          ------
                                                                             488
                                                                          ------
TOTAL HEALTH CARE (COST $4,995)                                            5,588
                                                                          ------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.2%
AEROSPACE/DEFENSE -- 1.2%
Teledyne Technologies*                                     23,800            745
                                                                          ------
                                                                             745
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Moog, Cl A*                                                 5,150            233
                                                                          ------
                                                                             233
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 1.3%
Wilson Greatbatch Technologies*                            42,850            782
                                                                          ------
                                                                             782
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SMALL CAP FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS-- 0.8%
Dycom Industries*                                              21,100     $  485
                                                                          ------
                                                                             485
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.6%
Washington Group International*                                 8,400        378
                                                                          ------
                                                                             378
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.2%
Brink's                                                        21,500        744
                                                                          ------
                                                                             744
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.6%
EDO                                                            11,300        340
                                                                          ------
                                                                             340
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.3%
Shaw Group*                                                    35,100        765
                                                                          ------
                                                                             765
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
WCA Waste*                                                     82,600        809
                                                                          ------
                                                                             809
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.5%
General Cable*                                                 25,700        310
                                                                          ------
                                                                             310
                                                                          ------
TOTAL INDUSTRIAL (COST $4,177)                                             5,591
                                                                          ------
--------------------------------------------------------------------------------
SERVICES -- 7.0%
COMMERCIAL SERVICES -- 0.5%
Intersections*                                                 20,130        293
                                                                          ------
                                                                             293
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.5%
Wright Express*                                                17,100        292
                                                                          ------
                                                                             292
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Manhattan Associates*                                          27,700        564
                                                                          ------
                                                                             564
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.3%
PDI*                                                            9,300        191
                                                                          ------
                                                                             191
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.3%
Napster*                                                       27,900        182
                                                                          ------
                                                                             182
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.6%
Medical Staffing Network Holdings*                             56,000        370
                                                                          ------
                                                                             370
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.9%
Parexel International*                                         41,600        978
PRA International*                                             29,600        797
                                                                          ------
                                                                           1,775
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.0%
Valor Communications Group                                    42,100      $  609
                                                                          ------
                                                                             609
                                                                          ------
TOTAL SERVICES (COST $3,858)                                               4,276
                                                                          ------
--------------------------------------------------------------------------------
TECHNOLOGY -- 10.7%
APPLICATIONS SOFTWARE -- 0.8%
Pinnacle Systems*                                             44,400         248
Quest Software*                                               16,700         231
                                                                          ------
                                                                             479
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.3%
webMethods*                                                   36,700         201
                                                                          ------
                                                                             201
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.7%
Parametric Technology*                                        77,700         434
                                                                          ------
                                                                             434
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.0%
Quantum*                                                      78,900         230
Western Digital*                                              26,900         343
                                                                          ------
                                                                             573
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.8%
NetIQ*                                                        42,000         480
                                                                          ------
                                                                             480
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.5%
CTS                                                           23,800         309
                                                                          ------
                                                                             309
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.2%
Integrated Silicon Solutions*                                 63,800         428
Zoran*                                                        28,800         298
                                                                          ------
                                                                             726
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
Ascential Software*                                           14,700         272
Informatica*                                                  69,650         576
                                                                          ------
                                                                             848
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.5%
Verity*                                                       34,300         324
                                                                          ------
                                                                             324
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.5%
Foundry Networks*                                             32,500         322
                                                                          ------
                                                                             322
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.0%
Integrated Device Technology*                                 19,700         237
Standard Microsystems*                                        19,900         346
                                                                          ------
                                                                             583
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.3%
Brooks Automation*                                            10,000         152
                                                                          ------
                                                                             152
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG SMALL CAP FUND

                                                         Shares/Face     Market
                                                           Amount         Value
Description                                                 (000)         (000)
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.9%
Borland Software*                                          68,100        $   553
                                                                         -------
                                                                             553
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.8%
Iowa Telecommunications Services*                          25,400            495
                                                                         -------
                                                                             495
                                                                         -------
TOTAL TECHNOLOGY (COST $6,247)                                             6,479
                                                                         -------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
AIRLINES -- 0.2%
Skywest                                                     8,100            150
                                                                         -------
                                                                             150
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.6%
CP Ships                                                   24,100            342
                                                                         -------
                                                                             342
                                                                         -------
TOTAL TRANSPORTATION (COST $384)                                             492
                                                                         -------
--------------------------------------------------------------------------------
UTILITIES -- 0.8%
ELECTRIC-INTEGRATED -- 0.8%
MGE Energy                                                 14,720            488
                                                                         -------
                                                                             488
                                                                         -------
TOTAL UTILITIES (COST $396)                                                  488
                                                                         -------
TOTAL COMMON STOCK (COST $50,858)                                         57,155
                                                                         -------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.2%
INDEX FUND-SMALL CAP -- 1.2%
iShares Russell 2000 Index Fund                             6,000            733
                                                                         -------
                                                                             733
                                                                         -------
TOTAL INVESTMENT COMPANY (COST $755)                                         733
                                                                         -------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.9%
Deutsche Bank
   2.830%, dated
   03/31/05, to be
   repurchased on
   04/01/05, repurchase
   price $3,594,401
   (collateralized
   by a U.S. Treasury
   Bill, par value
   $3,668,000, 0.000%,
   04/07/05, total market
   value $3,666,239)(A)                                   $ 3,594          3,594
                                                                         -------
TOTAL REPURCHASE AGREEMENT (COST $3,594)                                   3,594
                                                                         -------
TOTAL INVESTMENTS-- 101.2% (COST $55,207)                                 61,482
                                                                         -------
--------------------------------------------------------------------------------


                                                                          Value
Description                                                               (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.2)%
Payable for Administration Fees                                        $     (6)
Payable for Investment Advisory Fees                                        (41)
Payable for Investment Securities Purchased                              (1,102)
Other Assets and Liabilities, Net                                           391
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                         (758)
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 60,724
                                                                       ========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 72,135
Accumulated net realized loss on investments                            (17,686)
Unrealized appreciation on investments                                    6,275
                                                                       --------
NET ASSETS                                                             $ 60,724
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($60,556,939/2,732,635 SHARES)                                      $  22.16
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($18,991/865 SHARES)                                                $  21.95
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($77,582/3,514 SHARES)                                              $  22.08
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($22.08/94.25%)                                                     $  23.43
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($70,795/3,242 SHARES)                                              $  21.84
                                                                       ========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


CLIPPER FOCUS FUND

                                                                         Market
                                                                          Value
Description                                              Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
CONSUMER CYCLICAL -- 5.8%
MULTIMEDIA -- 2.3%
Time Warner*                                           1,779,800       $  31,235
                                                                       ---------
                                                                          31,235
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 3.5%
CVS                                                      933,900          49,142
                                                                       ---------
                                                                          49,142
                                                                       ---------
TOTAL CONSUMER CYCLICAL (COST $49,343)                                    80,377
                                                                       ---------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 22.7%
BEVERAGES-NON-ALCOHOLIC -- 3.5%
Coca-Cola                                              1,157,500          48,233
                                                                       ---------
                                                                          48,233
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.7%
Kraft Foods, Cl A                                      1,971,800          65,168
                                                                       ---------
                                                                          65,168
--------------------------------------------------------------------------------
FOOD-RETAIL -- 6.8%
Kroger*                                                3,393,800          54,403
Safeway*                                               2,203,800          40,836
                                                                       ---------
                                                                          95,239
--------------------------------------------------------------------------------
TOBACCO -- 7.7%
Altria Group                                           1,642,500         107,403
                                                                       ---------
                                                                         107,403
                                                                       ---------
TOTAL CONSUMER NON-CYCLICAL (COST $313,258)                              316,043
                                                                       ---------
--------------------------------------------------------------------------------
ENERGY -- 3.7%
PIPELINES -- 3.7%
El Paso*                                               4,876,400          51,593
                                                                       ---------
                                                                          51,593
                                                                       ---------
TOTAL ENERGY (COST $29,283)                                               51,593
                                                                       ---------
--------------------------------------------------------------------------------
FINANCIAL -- 28.2%
FINANCE-CREDIT CARD -- 4.7%
American Express                                       1,282,600          65,887
                                                                       ---------
                                                                          65,887
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.2%
Merrill Lynch                                            780,400          44,171
                                                                       ---------
                                                                          44,171
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 14.7%
Fannie Mae                                             1,335,600          72,723
Freddie Mac                                            2,083,800         131,696
                                                                       ---------
                                                                         204,419
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 4.4%
Marsh & McLennan                                       2,040,000          62,057
                                                                       ---------
                                                                          62,057
--------------------------------------------------------------------------------


                                                       Shares/Face     Market
                                                         Amount         Value
Description                                               (000)         (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.2%
Old Republic International                               705,150      $   16,423
                                                                      ----------
                                                                          16,423
                                                                      ----------
TOTAL FINANCIAL (COST $391,579)                                          392,957
                                                                      ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.7%
MEDICAL PRODUCTS -- 1.6%
Johnson & Johnson                                        332,300          22,317
                                                                      ----------
                                                                          22,317
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 11.2%
Pfizer                                                 3,793,200          99,647
Wyeth                                                  1,339,400          56,496
                                                                      ----------
                                                                         156,143
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 7.9%
HCA                                                    1,058,700          56,715
Tenet Healthcare*                                      4,554,200          52,510
                                                                      ----------
                                                                         109,225
                                                                      ----------
TOTAL HEALTH CARE (COST $276,040)                                        287,685
                                                                      ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.9%
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.9%
Tyco International                                     2,013,500          68,056
                                                                      ----------
                                                                          68,056
                                                                      ----------
TOTAL INDUSTRIAL (COST $28,544)                                           68,056
                                                                      ----------
--------------------------------------------------------------------------------
SERVICES -- 8.1%
ADVERTISING AGENCIES -- 1.9%
Interpublic Group*                                     2,132,800          26,191
                                                                      ----------
                                                                          26,191
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.2%
Electronic Data Systems                                4,188,100          86,568
                                                                      ----------
                                                                          86,568
                                                                      ----------
TOTAL SERVICES (COST $121,499)                                           112,759
                                                                      ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.5%
OFFICE AUTOMATION & EQUIPMENT -- 2.5%
Pitney Bowes                                             783,800          35,366
                                                                      ----------
                                                                          35,366
                                                                      ----------
TOTAL TECHNOLOGY (COST $29,000)                                           35,366
                                                                      ----------
TOTAL COMMON STOCK (COST $1,238,546)                                   1,344,836
                                                                      ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
Deutsche Bank
   2.830%, dated 03/31/05,
   to be repurchased
   on 04/01/05, repurchase
   price $43,947,949
   (collateralized by a
   U.S. Treasury obligation
   and a U.S. Government
   obligation, par value
   $4,835,000-40,373,000,
   0.000%, 06/17/05-07/21/05,
   total market
   value $44,823,389)(A)                              $   43,944          43,944
                                                                      ----------
TOTAL REPURCHASE AGREEMENT (COST $43,944)                                 43,944
                                                                      ----------
TOTAL INVESTMENTS-- 99.8% (COST $1,282,490)                            1,388,780
                                                                      ----------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


CLIPPER FOCUS FUND


Description                                                         Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Payable for Administration Fees                                     $      (146)
Payable for Investment Advisory Fees                                     (1,078)
Payable for Shareholder Servicing Fee                                        (7)
Payable for Distribution Fees                                                (3)
Other Assets and Liabilities, Net                                         3,512
                                                                    -----------
TOTAL OTHER ASSETS AND LIABILITIES                                        2,278
                                                                    -----------
NET ASSETS-- 100.0%                                                 $ 1,391,058
                                                                    ===========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                  $ 1,260,915
Undistributed net investment income                                         154
Accumulated net realized gain on investments                             23,699
Unrealized appreciation on investments                                  106,290
                                                                    -----------
NET ASSETS                                                          $ 1,391,058
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,374,194,244/82,518,939 SHARES)                               $     16.65
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($894,663/53,816 SHARES)                                         $     16.62
                                                                    ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($5,826,755/350,628 SHARES)                                      $     16.62
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($16.62/94.25%)                                                  $     17.63
                                                                    ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($10,142,690/616,324 SHARES)                                     $     16.46
                                                                    ===========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


TS&W SMALL CAP VALUE FUND

                                                                          Market
                                                                           Value
Description                                                   Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
BASIC MATERIALS -- 4.9%
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS-- 0.8%
USG*                                                          21,700     $   720
                                                                         -------
                                                                             720
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 1.0%
Crown Holdings*                                               61,900         963
                                                                         -------
                                                                             963
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.3%
Airgas                                                        50,600       1,209
                                                                         -------
                                                                           1,209
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.9%
Schweitzer-Mauduit International                              24,800         832
                                                                         -------
                                                                             832
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.9%
Schnitzer Steel Industries, Cl A                              24,800         836
                                                                         -------
                                                                             836
                                                                         -------
TOTAL BASIC MATERIALS (COST $3,691)                                        4,560
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 17.6%
CASINO SERVICES -- 1.8%
Scientific Games, Cl A*                                       75,300       1,721
                                                                         -------
                                                                           1,721
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.6%
NuCO2*                                                        19,600         516
                                                                         -------
                                                                             516
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.2%
THQ*                                                          40,200       1,131
                                                                         -------
                                                                           1,131
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 1.0%
Isle of Capri Casinos*                                        33,250         882
                                                                         -------
                                                                             882
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.8%
Charming Shoppes*                                            136,200       1,107
Childrens Place*                                              49,500       2,364
Jos. A. Bank Clothiers*                                       34,800       1,020
                                                                         -------
                                                                           4,491
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.5%
7-Eleven*                                                     57,800       1,388
                                                                         -------
                                                                           1,388
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 1.6%
Cash America International                                    40,200         882
Ezcorp, Cl A*                                                 48,600         645
                                                                         -------
                                                                           1,527
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 2.2%
World Fuel Services                                          66,000       $2,079
                                                                          ------
                                                                           2,079
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
O'Charleys*                                                  36,100          785
                                                                          ------
                                                                             785
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.3%
Movie Gallery                                                40,700        1,167
                                                                          ------
                                                                           1,167
--------------------------------------------------------------------------------
THEATERS -- 0.8%
Carmike Cinemas                                              20,600          768
                                                                          ------
                                                                             768
                                                                          ------
TOTAL CONSUMER CYCLICAL (COST $13,027)                                    16,455
                                                                          ------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
POULTRY -- 1.6%
Sanderson Farms                                              34,050        1,471
                                                                          ------
                                                                           1,471
                                                                          ------
TOTAL CONSUMER NON-CYCLICAL (COST $1,134)                                  1,471
                                                                          ------
--------------------------------------------------------------------------------
ENERGY -- 9.9%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 6.5%
Berry Petroleum, Cl A                                        32,000        1,646
Houston Exploration*                                         17,500          997
Magnum Hunter Resources*                                     72,200        1,163
Penn Virginia                                                25,850        1,186
Unit*                                                        23,700        1,071
                                                                          ------
                                                                           6,063
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
Maverick Tube*                                               31,000        1,008
                                                                          ------
                                                                           1,008
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.3%
Giant Industries*                                            29,900          769
Tesoro*                                                      39,200        1,451
                                                                          ------
                                                                           2,220
                                                                          ------
TOTAL ENERGY (COST $6,434)                                                 9,291
                                                                          ------
--------------------------------------------------------------------------------
FINANCIAL -- 21.8%
COMMERCIAL BANKS-CENTRAL US -- 1.8%
Texas Regional Bancshares, Cl A                              23,200          699
Wintrust Financial                                           21,650        1,019
                                                                          ------
                                                                           1,718
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.2%
Oriental Financial Group                                     50,176        1,175
                                                                          ------
                                                                           1,175
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


TS&W SMALL CAP VALUE FUND

                                                                          Market
                                                                           Value
Description                                                Shares          (000)
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.3%
CVB Financial                                              51,025        $   925
Hanmi Financial                                            53,600            887
UCBH Holdings                                              33,000          1,317
                                                                         -------
                                                                           3,129
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.5%
Asta Funding                                               22,700            481
World Acceptance*                                          36,100            921
                                                                         -------
                                                                           1,402
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.4%
Hilb Rogal & Hobbs                                         36,100          1,292
                                                                         -------
                                                                           1,292
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.5%
Ceres Group*                                               81,500            443
                                                                         -------
                                                                             443
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.8%
Fpic Insurance Group*                                      28,900            929
Philadelphia Consolidated Holding*                         19,600          1,520
PMA Capital, Cl A*                                        105,300            842
Selective Insurance Group                                  25,400          1,174
                                                                         -------
                                                                           4,465
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.3%
Jones Lang LaSalle*                                        26,800          1,250
                                                                         -------
                                                                           1,250
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
PXRE Group                                                 21,700            557
                                                                         -------
                                                                             557
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.4%
Correctional Properties Trust                              16,500            417
                                                                         -------
                                                                             417
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.0%
LaSalle Hotel Properties                                   31,000            901
                                                                         -------
                                                                             901
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 2.2%
Corporate Office Properties Trust                          28,900            765
Parkway Properties                                         27,800          1,298
                                                                         -------
                                                                           2,063
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
Dime Community Bancshares                                  43,862            667
WSFS Financial                                              8,300            436
                                                                         -------
                                                                           1,103
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.6%
Ocwen Financial*                                           65,000            525
                                                                         -------
                                                                             525
                                                                         -------
TOTAL FINANCIAL (COST $17,648)                                            20,440
                                                                         -------
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 7.3%
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Bio-Rad Laboratories, Cl A*                                 12,400        $  604
Georgia Gulf                                                22,900         1,053
                                                                          ------
                                                                           1,657
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.3%
Sierra Health Services*                                     19,600         1,251
                                                                          ------
                                                                           1,251
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.3%
Amedisys*                                                   41,300         1,249
                                                                          ------
                                                                           1,249
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.9%
Respironics*                                                31,000         1,806
                                                                          ------
                                                                           1,806
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 1.0%
VCA Antech*                                                 45,400           919
                                                                          ------
                                                                             919
                                                                          ------
TOTAL HEALTH CARE (COST $6,202)                                            6,882
                                                                          ------
--------------------------------------------------------------------------------
INDUSTRIAL -- 15.5%
AEROSPACE/DEFENSE -- 1.0%
Curtiss-Wright                                              16,500           941
                                                                          ------
                                                                             941
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 1.0%
Texas Industries                                            16,500           887
                                                                          ------
                                                                             887
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 2.2%
Chicago Bridge & Iron                                       46,400         2,043
                                                                          ------
                                                                           2,043
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.0%
Actuant, Cl A*                                              25,800         1,159
ESCO Technologies*                                          20,600         1,655
                                                                          ------
                                                                           2,814
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Flir Systems*                                               49,600         1,503
                                                                          ------
                                                                           1,503
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.4%
Engineered Support Systems                                  24,800         1,327
                                                                          ------
                                                                           1,327
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%
Clarcor                                                     19,600         1,018
                                                                          ------
                                                                           1,018
--------------------------------------------------------------------------------
GOLD MINING -- 0.6%
Royal Gold                                                  29,900           548
                                                                          ------
                                                                             548
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


TS&W SMALL CAP VALUE FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 2.3%
Joy Global                                                  61,950        $2,172
                                                                          ------
                                                                           2,172
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASNG -- 1.3%
GATX                                                        37,100         1,231
                                                                          ------
                                                                           1,231
                                                                          ------
TOTAL INDUSTRIAL (COST $12,777)                                           14,484
                                                                          ------
--------------------------------------------------------------------------------
SERVICES -- 2.8%
RENTAL AUTO/EQUIPMENT -- 1.2%
Aaron Rents                                                 54,425         1,089
                                                                          ------
                                                                           1,089
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
Pharmaceutical Product Development*                         32,000         1,550
                                                                          ------
                                                                           1,550
                                                                          ------
TOTAL SERVICES (COST $1,956)                                               2,639
                                                                          ------
--------------------------------------------------------------------------------
TECHNOLOGY -- 6.1%
COMPUTER AIDED DESIGN -- 1.5%
Ansys*                                                      41,300         1,413
                                                                          ------
                                                                           1,413
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.6%
MTS Systems                                                 52,600         1,527
                                                                          ------
                                                                           1,527
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.2%
NAM TAI Electronics                                         28,430           756
Sypris Solutions                                            33,000           354
                                                                          ------
                                                                           1,110
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.9%
Fargo Electronics*                                          58,500           858
                                                                          ------
                                                                             858
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.9%
Comtech Telecommunications*                                 15,500           808
                                                                          ------
                                                                             808
                                                                          ------
TOTAL TECHNOLOGY (COST $2,613)                                             5,716
                                                                          ------
--------------------------------------------------------------------------------
TRANSPORTATION -- 5.3%
TRANSPORT-MARINE -- 3.0%
General Maritime*                                           41,300         2,000
Kirby*                                                      20,600           866
                                                                          ------
                                                                           2,866
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 1.5%
Offshore Logistics*                                         41,300         1,376
                                                                          ------
                                                                           1,376
--------------------------------------------------------------------------------



                                                        Shares/Face     Market
                                                          Amount         Value
Description                                                (000)         (000)
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.8%
Celadon Group*                                            24,500       $    455
US Xpress Enterprises, Cl A*                              18,600            304
                                                                       --------
                                                                            759
                                                                       --------
TOTAL TRANSPORTATION (COST $3,811)                                        5,001
                                                                       --------
-------------------------------------------------------------------------------
UTILITIES -- 5.5%
ENERGY-ALTERNATE SOURCES -- 0.9%
Headwaters*                                               25,800            847
                                                                       --------
                                                                            847
-------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 4.6%
Energen                                                   36,100          2,404
UGI                                                       40,800          1,853
                                                                       --------
                                                                          4,257
                                                                       --------
TOTAL UTILITIES (COST $2,904)                                             5,104
                                                                       --------
TOTAL COMMON STOCK (COST $72,197)                                        92,043
                                                                       --------
-------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
INDEX FUND-SMALL CAP -- 1.0%
iShares Russell 2000 Value Index Fund                      4,800            884
                                                                       --------
                                                                            884
                                                                       --------
TOTAL INVESTMENT COMPANY (COST $812)                                        884
                                                                       --------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Morgan Stanley
   2.730%, dated 03/31/05, to be
   repurchased on 04/01/05, repurchase
   price $658,829 (collateralized
   by a U.S. Government obligation, par value
   $675,000, 0.000%, 05/10/05, total
   market value $677,242)(A)                            $    659            659
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $659)                                      659
                                                                       --------
TOTAL INVESTMENTS-- 100.0% (COST $73,668)                                93,586
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Payable for Administration Fees                                             (10)
Payable for Investment Advisory Fees                                        (94)
Other Assets and Liabilities, Net                                           113
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                            9
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 93,595
                                                                       ========
-------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


TS&W SMALL CAP VALUE FUND


Description                                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 73,283
Accumulated net investment loss                                              (3)
Accumulated net realized gain on investments                                397
Unrealized appreciation on investments                                   19,918
                                                                       --------
NET ASSETS                                                             $ 93,595
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($91,746,590/3,640,717 SHARES)                                      $  25.20
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($832,897/33,210 SHARES)                                            $  25.08
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($25.08/94.25%)                                                     $  26.61
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($1,015,853/41,034 SHARES)                                          $  24.76
                                                                       ========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

THE PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


HEITMAN REIT FUND

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
FINANCIAL -- 98.1%
REITS -- 98.1%
APARTMENTS -- 14.6%
Avalonbay Communities                                       57,900       $ 3,873
BRE Properties, Cl A                                        84,500         2,983
Equity Residential                                         249,500         8,036
GMH Communities Trust                                      144,300         1,690
Home Properties of New York                                 94,200         3,655
United Dominion Realty Trust                               144,500         3,016
                                                                         -------
                                                                          23,253
--------------------------------------------------------------------------------
DIVERSIFIED -- 12.0%
Colonial Properties Trust                                   48,900         1,878
Duke Realty                                                124,700         3,722
Liberty Property Trust                                      72,200         2,819
Vornado Realty Trust                                       132,600         9,185
Washington Real Estate Investment Trust 53,300               1,532
                                                                         -------
                                                                          19,136
--------------------------------------------------------------------------------
HOTEL -- 12.9%
Host Marriott                                              394,600         6,534
LaSalle Hotel Properties                                   108,300         3,146
Orient Express Hotels, Cl A (A)                             35,100           916
Starwood Hotels & Resorts
   Worldwide (A)                                           155,500         9,335
Strategic Hotel Capital                                     38,300           563
                                                                         -------
                                                                          20,494
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 1.4%
Equity Lifestyle Properties                                 62,000         2,186
                                                                         -------
                                                                           2,186
--------------------------------------------------------------------------------
NET LEASE -- 4.4%
Capital Automotive                                         106,600         3,531
Lexington Corporate Properties Trust                        87,900         1,929
Realty Income                                               71,600         1,638
                                                                         -------
                                                                           7,098
--------------------------------------------------------------------------------
OFFICE -- 16.9%
Alexandria Real Estate Equities                             45,500         2,929
Arden Realty                                                92,800         3,141
BioMed Realty Trust                                         84,000         1,731
Boston Properties                                          122,200         7,360
Brookfield Properties (A)                                  127,300         4,901
HRPT Properties Trust                                      199,600         2,377
Mack-Cali Realty                                            68,500         2,901
Prentiss Properties Trust                                   44,900         1,534
                                                                         -------
                                                                          26,874
--------------------------------------------------------------------------------


                                                      Shares/Face      Market
                                                        Amount          Value
Description                                              (000)          (000)
--------------------------------------------------------------------------------
REGIONAL MALLS -- 11.7%
CBL & Associates Properties                             40,800        $   2,918
Simon Property Group                                   226,800           13,739
Tanger Factory Outlet Centers                           93,800            2,063
                                                                      ---------
                                                                         18,720
-------------------------------------------------------------------------------
SHOPPING CENTERS -- 12.8%
Developers Diversified Realty                          118,400            4,706
Equity One                                              73,400            1,511
Pan Pacific Retail Properties                          100,050            5,678
Regency Centers                                        129,300            6,159
Weingarten Realty Investors                             68,000            2,347
                                                                      ---------
                                                                         20,401
-------------------------------------------------------------------------------
STORAGE -- 5.6%
Public Storage                                         127,800            7,277
U-Store-It Trust                                        91,600            1,594
                                                                      ---------
                                                                          8,871
-------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 5.8%
Eastgroup Properties                                    42,400            1,598
Prologis                                               119,370            4,429
PS Business Parks                                       79,516            3,206
                                                                      ---------
                                                                          9,233
                                                                      ---------
TOTAL FINANCIAL (COST $127,266)                                         156,266
                                                                      ---------
TOTAL COMMON STOCK (COST $127,266)                                      156,266
                                                                      ---------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
Deutsche Bank
   2.830%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $2,230,302
   (collateralized
   by U.S. Treasury
   obligations, par value
   $792,000-$1,491,000,
   0.000-4.250%,
   04/21/05-11/15/13,
   total market
   value $2,275,364)(B)                              $   2,230            2,230
                                                                      ---------
TOTAL REPURCHASE AGREEMENT (COST $2,230)                                  2,230
                                                                      ---------
TOTAL INVESTMENTS-- 99.5% (COST $129,496)                               158,496
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Receivable for Investment Securities Sold                                 1,812
Payable for Administration Fees                                             (17)
Payable for Distribution Fees                                                (3)
Payable for Investment Advisory Fees                                       (118)
Other Assets and Liabilities, Net                                          (892)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                          782
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 159,278
                                                                      =========
-------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


HEITMAN REIT FUND


Description                                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                   $   125,802
Undistributed net investment income                                        1,180
Accumulated net realized gain on investments                               3,296
Unrealized appreciation on investments                                    29,000
                                                                     -----------
NET ASSETS                                                           $   159,278
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($145,088,192/12,328,890 SHARES)                                  $     11.77
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($13,885,248/1,185,080 SHARES)                                    $     11.72
                                                                     ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($67,842/5,766 SHARES)                                            $     11.77
                                                                     ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($11.77/94.25%)                                                   $     12.49
                                                                     ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($236,226/20,107 SHARES)                                          $     11.75
                                                                     ===========

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Security classified as a C - Corporation
(B) -- Tri-party repurchase agreement
Cl -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG TECHNOLOGY & COMMUNICATIONS FUND

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
CONSUMER CYCLICAL -- 1.8%
ENTERTAINMENT SOFTWARE -- 1.1%
Electronic Arts*                                            49,900       $ 2,584
                                                                         -------
                                                                           2,584
--------------------------------------------------------------------------------
RADIO -- 0.7%
XM Satellite Radio Holdings, Cl A*                          50,100         1,578
                                                                         -------
                                                                           1,578
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $4,279)                                      4,162
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 5.0%
DIAGNOSTIC EQUIPMENT -- 0.8%
Gen-Probe*                                                  45,833         2,042
                                                                         -------
                                                                           2,042
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.8%
Boston Scientific*                                          66,800         1,957
                                                                         -------
                                                                           1,957
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.4%
Affymetrix*                                                 66,800         2,862
Amgen*                                                      20,000         1,164
Genentech*                                                  70,700         4,002
                                                                         -------
                                                                           8,028
                                                                         -------
TOTAL HEALTH CARE (COST $9,990)                                           12,027
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 2.6%
COMPUTER SERVICES -- 1.9%
DST Systems*                                                53,400         2,466
Manhattan Associates*                                      100,000         2,037
                                                                         -------
                                                                           4,503
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.7%
eBay*                                                       43,400         1,617
                                                                         -------
                                                                           1,617
                                                                         -------
TOTAL SERVICES (COST $4,269)                                               6,120
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 89.6%
APPLICATIONS SOFTWARE -- 7.5%
Citrix Systems*                                             66,500         1,584
Infosys Technologies ADR*                                   73,400         5,412
Mercury Interactive*                                        66,500         3,151
Microsoft                                                  166,800         4,031
Satyam Computer Services ADR                               153,500         3,586
                                                                         -------
                                                                          17,764
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.5%
webMethods*                                                667,500         3,658
                                                                         -------
                                                                           3,658
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 3.0%
Nextel Communications, Cl A*                               153,400         4,359
Nextel Partners, Cl A*                                     123,300         2,708
                                                                         -------
                                                                           7,067
--------------------------------------------------------------------------------


                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.1%
Avid Technology*                                            49,000       $ 2,652
                                                                         -------
                                                                           2,652
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.8%
Autodesk                                                   180,200         5,363
Parametric Technology*                                     240,200         1,342
                                                                         -------
                                                                           6,705
--------------------------------------------------------------------------------
COMPUTERS -- 6.3%
Apple Computer*                                            173,200         7,217
International Business Machines                             50,000         4,569
PalmOne*                                                    88,400         2,244
Research In Motion*                                         13,300         1,016
                                                                         -------
                                                                          15,046
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.8%
NCR*                                                       125,300         4,228
                                                                         -------
                                                                           4,228
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 6.6%
Dot Hill Systems*                                            4,775            28
EMC*                                                       332,600         4,098
Network Appliance*                                         133,200         3,684
SanDisk*                                                   146,800         4,081
Seagate Technology*                                        105,100         2,055
Western Digital*                                           133,000         1,696
                                                                         -------
                                                                          15,642
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.3%
Lexmark International, Cl A*                                40,000         3,199
                                                                         -------
                                                                           3,199
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 6.8%
Automatic Data Processing                                   66,700         2,998
First Data                                                  53,500         2,103
Fiserv*                                                     99,800         3,972
Global Payments                                             51,800         3,341
Veritas Software*                                          166,200         3,859
                                                                         -------
                                                                          16,273
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.8%
Cognos*                                                    100,600         4,219
                                                                         -------
                                                                           4,219
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
Jabil Circuit*                                              75,200         2,145
                                                                         -------
                                                                           2,145
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.6%
Advanced Micro Devices*                                     66,500         1,072
Broadcom, Cl A*                                             99,800         2,986
Intel                                                      133,100         3,092
International Rectifier*                                    67,100         3,053
Intersil, Cl A                                             225,400         3,904
Microsemi*                                                 218,000         3,551
Nvidia*                                                    166,500         3,956
QLogic*                                                     83,400         3,378
Zoran*                                                      33,400           346
                                                                         -------
                                                                          25,338
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
As of March 31, 2005


PBHG TECHNOLOGY & COMMUNICATIONS FUND

                                                                         Market
                                                                          Value
Description                                                 Shares        (000)
-------------------------------------------------------------------------------
ELECTRONIC FORMS -- 1.6%
Adobe Systems                                                55,100     $ 3,701
                                                                        -------
                                                                          3,701
-------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.5%
Oracle*                                                     350,400       4,373
SAP ADR*                                                     40,400       1,619
                                                                        -------
                                                                          5,992
-------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 0.7%
Infospace*                                                   40,000       1,633
                                                                        -------
                                                                          1,633
-------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.4%
Avocent*                                                     33,400         857
                                                                        -------
                                                                            857
-------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.5%
F5 Networks*                                                 73,200       3,696
                                                                        -------
                                                                          3,696
-------------------------------------------------------------------------------
INTERNET SECURITY -- 2.4%
Check Point Software Technologies*                           66,500       1,446
Symantec*                                                   201,000       4,287
                                                                        -------
                                                                          5,733
-------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.3%
Cisco Systems*                                              200,200       3,582
Juniper Networks*                                           149,700       3,302
Netgear*                                                     66,600       1,005
                                                                        -------
                                                                          7,889
-------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 8.7%
Analog Devices                                              110,200       3,983
Cypress Semiconductor*                                      284,600       3,586
Emulex*                                                     156,900       2,956
Integrated Device Technology*                               250,100       3,009
Marvell Technology Group*                                   101,000       3,872
Maxim Integrated Products                                    83,300       3,404
                                                                        -------
                                                                         20,810
-------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.8%
Applied Materials*                                          216,900       3,525
Kla-Tencor*                                                  55,100       2,535
Lam Research*                                                87,000       2,511
Varian Semiconductor Equipment Associates*                   77,100       2,930
                                                                        -------
                                                                         11,501
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.9%
Harris                                                      106,800       3,487
Plantronics                                                  66,800       2,544
Tekelec*                                                     58,400         931
                                                                        -------
                                                                          6,962
-------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.8%
Macromedia*                                                  60,100       2,013
                                                                        -------
                                                                          2,013
-------------------------------------------------------------------------------


                                                       Shares/Face     Market
                                                         Amount         Value
Description                                               (000)         (000)
-------------------------------------------------------------------------------
WEB PORTALS/ISP -- 4.3%
Google, Cl A*                                           25,000      $     4,513
Yahoo!*                                                166,900            5,658
                                                                    -----------
                                                                         10,171
-------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.7%
Motorola                                               140,200            2,099
Nokia ADR*                                             166,900            2,575
Qualcomm                                               111,600            4,091
                                                                    -----------
                                                                          8,765
                                                                    -----------
TOTAL TECHNOLOGY (COST $167,022)                                        213,659
                                                                    -----------
TOTAL COMMON STOCK (COST $185,560)                                      235,968
                                                                    -----------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Morgan Stanley
   2.730%, dated 03/31/05,
   to be repurchased
   on 04/01/05, repurchase
   price $1,754,603
   (collateralized by U.S.
   Government obligations,
   par value $350,000-$1,000,000,
   0.000%, 04/20/05-06/01/05, total
   market value $1,793,105)(A)                     $     1,754            1,754
                                                                    -----------
TOTAL REPURCHASE AGREEMENT (COST $1,754)                                  1,754
                                                                    -----------
TOTAL INVESTMENTS-- 99.7% (COST $187,314)                               237,722
                                                                    -----------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Payable for Administration Fees                                             (26)
Payable for Distribution Fees                                                (2)
Payable for Investment Advisory Fees                                       (177)
Other Assets and Liabilities, Net                                           893
                                                                    -----------
TOTAL OTHER ASSETS AND LIABILITIES                                          688
                                                                    -----------
NET ASSETS-- 100.0%                                                 $   238,410
                                                                    ===========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                  $ 2,654,538
Accumulated net realized loss on investments                         (2,466,536)
Unrealized appreciation on investments                                   50,408
                                                                    -----------
NET ASSETS                                                          $   238,410
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($229,768,275/22,099,592 SHARES)                                 $     10.40
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($8,535,724/829,291 SHARES)                                      $     10.29
                                                                    ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,457/5,162 SHARES)                                           $     10.36
                                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($10.36/94.25%)                                                  $     10.99
                                                                    ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($52,838/5,160 SHARES)                                           $     10.24
                                                                    ===========

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                              Face        Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 4.7%
FHLMC TBA
   5.500%, 04/13/35                                          $  350       $  351
                                                                          ------
TOTAL U.S. GOVERNMENT BONDS (COST $351)                                      351
                                                                          ------
--------------------------------------------------------------------------------
FNMA -- 15.5%
FNMA TBA
   5.500%, 04/14/34                                             500          510
   5.000%, 05/13/35                                             350          349
   4.500%, 04/15/14                                             300          293
                                                                          ------
TOTAL FNMA (COST $1,145)                                                   1,152
                                                                          ------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 0.9%
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H010, Cl A2
   2.028%, 04/15/10                                              62           61
Federal Home Loan Mortgage Corporation
   Structured Pass Through, Ser H005, Cl A2
   2.550%, 08/15/07                                               4            4
                                                                          ------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $66)                                 65
                                                                          ------
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES -- 10.7%
Banc of America Commercial
   Mortgage CMBS, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                                              51           54
Countrywide Home Loans CMO,
   Ser 2004-HYB6, Cl A2
   4.724%, 11/20/34                                             175          172
DLJ Commercial Mortgage CMBS,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                                              50           56
GMAC Commercial Mortgage Securities
   CMBS, Ser 1991-C1, Cl A1
   5.830%, 05/15/33                                              30           31
JP Morgan Commercial Mortgage Finance
   CMBS, Ser 1998-C6, Cl B
   6.735%, 01/15/30                                              50           53
Keycorp CMBS, Ser 2000-C1, Cl A1
   7.617%, 05/17/32                                              16           16
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2002-C7, Cl A2
   3.899%, 12/15/26                                              25           25
Morgan Stanley Capital CMBS,
   Ser 1998-HF2, Cl A1
   6.010%, 11/15/30                                               2            2
Morgan Stanley Capital CMBS,
   Ser 1998-XL1, Cl A1
   6.220%, 06/03/30                                              16           16
Morgan Stanley Capital CMBS,
   Ser 1999-FNV1, Cl D
   7.030%, 03/15/31                                              67           72
Morgan Stanley Capital I CMBS,
   Ser 1998-HF1, Cl C
   6.750%, 03/15/30                                             125          132
Morgan Stanley Dean Witter Capital CMBS,
   Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                                              41           43
--------------------------------------------------------------------------------

                                                              Face        Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
Mortgage Capital Funding CMBS,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                                           $100          $106
Nationslink Funding Corporation CMBS,
   Ser 1999-1, Cl 2
   6.316%, 01/20/31                                             19            20
                                                                            ----
TOTAL COMMERICAL MORTGAGES (COST $814)                                       798
                                                                            ----
--------------------------------------------------------------------------------
MORTGAGE RELATED-- 4.2%
Residential Asset Securities ABS,
   Ser 2001-KS2, Cl AI5
   7.014%, 06/25/31                                            103           105
Washington Mutual CMO,
   Series 2005-AR2, Cl 2A22 (B)
   3.095%, 01/25/45                                            148           148
WFS Financial Owner Trust ABS,
   Ser 2005-2, Cl A3
   4.170%, 12/17/07                                             60            60
                                                                            ----
TOTAL MORTGAGE RELATED (COST $313)                                           313
                                                                            ----
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 28.4%
AUTO & TRANSPORTATION -- 4.1%
Americredit Automobiles
   Receivable ABS,
   Ser 2002-A, Cl A4
   4.610%, 01/12/09                                             13            14
Chase Manhattan Auto
   Owner Trust ABS,
   Ser 2003-A, Cl A4
   2.060%, 12/15/09                                             55            53
Harley Davidson Motorcycle Trust ABS,
   Ser 2001-2, Cl A2
   4.720%, 06/15/09                                             --            --
Harley-Davidson Motorcycle Trust ABS,
   Ser 2003-3, Cl B
   2.280%, 05/15/11                                             42            41
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                                             67            67
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A1
   1.560%, 05/15/07                                              5             5
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                                             75            74
MFN Auto Receivables Trust,
   Private Placement 144A,
   Ser 2001-A, Cl A2
   5.070%, 06/15/07                                              1             1
Mitsubishi Motors Credit of America,
   Ser 2001-2, Cl A4
   3.060%, 07/15/06                                             28            28
Volkswagen Auto Lease Trust ABS,
   Ser 2002-A, Cl A4
   2.750%, 12/20/07                                             25            25
                                                                            ----
                                                                             308
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                              Face        Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
CREDIT CARD-- 5.0%
Bank One Issuance Trust ABS,
   Ser 2003-C3, Cl C3
   4.770%, 02/16/16                                           $ 50          $ 49
Bank One Issuance Trust,
   Ser 2002-A4, Cl A4
   2.940%, 06/16/08                                             19            19
Citibank Omni-S Master Trust,
   Ser 2000-2, Cl A
   6.750%, 09/16/09                                             17            17
Household Affinity Credit Card Master,
   Ser 2003-2, Cl A
   2.180%, 02/15/08                                            100            99
MBNA Credit Card Master Note Trust,
   Ser 2001-C3, Cl C3
   6.550%, 12/15/08                                             40            41
Metris Master Trust, Ser 2002-4, Cl A
   3.230%, 05/20/11                                            150           150
                                                                            ----
                                                                             375
--------------------------------------------------------------------------------
EQUIPMENT -- 5.3%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                                            150           147
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                                             75            74
Aircraft Certificate Owner Trust ABS,
   Ser 2003-1A, Cl C
   5.551%, 09/20/22                                             50            49
CNH Equipment Trust ABS,
   Ser 2003-A, Cl A4B
   2.570%, 09/15/09                                             32            31
John Deere Owner Trsut ABS,
   Ser 2003-A, Cl A4
   2.440%, 06/15/10                                             91            89
                                                                            ----
                                                                             390
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 10.3%
Centex Home Equity, Ser 2001-A, Cl A6
   6.250%, 04/25/31                                             62            62
Centex Home Equity, Ser 2003-C, Cl AF3
   3.690%, 03/25/28                                             20            20
Chase Funding Mortgage
   Loan Association ABS,
   Ser 2003-4, Cl 1A3
   2.734%, 09/25/24                                             30            30
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5
   6.710%, 02/25/33                                             10            10
Citifinancial Mortgage Securities,
   Ser 2003-2, Cl AF2
   2.130%, 05/25/33                                             67            67
Countrywide Asset Backed
   Certificates ABS,
   Ser 2003-5, Cl AF2
   3.042%, 04/25/25                                             34            34
--------------------------------------------------------------------------------


                                                              Face        Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
Countrywide Asset Backed Certificates ABS,
   Ser 2003-S2, Cl A2
   3.438%, 12/25/18                                            $ 30         $ 30
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl MF2
   5.959%, 11/25/33                                             100          101
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                                              24           24
First Franklin Mortgage Loan Asset ABS,
   Ser 2004-FF8, Cl A24
   2.990%, 10/25/34                                              64           64
First Union-Chase Commercial
   Mortgage CMO, Ser 1999-C2, Cl A1
   6.363%, 06/15/31                                              14           14
GMAC Commercial Mortgage Securities,
   Ser 1999-C3, Cla A1A
   6.970%, 08/15/36                                              34           35
Government National Mortgage
   Association CMO, Ser 2003-47, Cl A
   2.848%, 06/16/18                                              11           11
Long Beach Mortgage Loan Trust ABS,
   Ser 2004-1, Cl A3
   3.150%, 02/25/34                                              12           12
Merrill Lynch Mortgage Investors ABS,
   Ser 2004-SL1, Cl A
   3.110%, 04/25/35                                              25           25
Residential Asset Mortgage Products,
   Ser 2004-RS4, Cl AI3
   4.003%, 01/25/30                                             130          130
Residential Asset Securities ABS,
   Ser 2003-KS10, Cl AI2
   2.710%, 05/25/26                                              45           45
Residential Asset Securities,
   Ser 2001-KS3, Cl AI6
   5.960%, 09/25/31                                              47           49
                                                                            ----
                                                                             763
--------------------------------------------------------------------------------
INFRASTRUCTURE -- 0.7%
California Infrastructure, Ser 1997-1, Cl A6
   6.380%, 09/25/08                                              49           50
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.1%
Access Financial, Manufacturing
   Housing Contract Trust,
   Ser 1995-1, Cl A3
   7.100%, 05/15/21                                               5            5
--------------------------------------------------------------------------------
OTHER -- 2.2%
Comed Transitional Funding Trust ABS,
   Ser 1998-1, Cl A6
   5.630%, 06/25/09                                              63           64
PP&L Transition Bond Company LLC ABS,
   Ser 1999-1, Cl A8
   7.150%, 06/25/09                                              25           27
Structured Asset Investment Loan ABS,
   Ser 2003-BC3, Cl M2
   4.800%, 04/25/33                                              75           76
                                                                            ----
                                                                             167
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                              Face        Market
                                                             Amount        Value
Description                                                   (000)        (000)
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.7%
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                                         $   50        $   50
                                                                          ------
TOTAL ASSET-BACKED SECURITIES (COST $2,111)                                2,108
                                                                          ------
--------------------------------------------------------------------------------
CORPORATE BOND-- 26.3%
Alrosa Finance,
   Private Placement 144A
   8.875%, 11/17/14                                             50            52
American Airlines
   7.250%, 02/05/09                                            150           144
   3.857%, 07/09/10                                             89            87
American West Airlines, Ser 2001-1
   7.100%, 04/02/21                                             87            92
Arcel Finance,
   Private Placement 144A
   7.048%, 09/01/11                                             50            51
Banco Bradesco
   8.750%, 10/24/13                                            100           105
Bear Sterns
   5.700%, 11/15/14                                             50            51
Bombardier,
   Private Placement 144A
   6.300%, 05/01/14                                            100            84
Brasil Telecom
   9.375%, 02/18/14                                             80            88
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                                            100           105
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                                            125           130
   6.417%, 07/02/12                                             30            31
Ford Motor Credit Company
   5.700%, 01/15/10                                             50            47
GE Global Insurance Holdings
   7.500%, 06/15/10                                             50            55
General Electric Capital
   Corporation MTN
   5.450%, 01/15/13                                             50            51
General Motors Acceptance Corporation
   6.875%, 08/28/12                                            100            89
Hutchison Whamp International,
   Private Placemant 144A
   6.500%, 02/13/13                                            100           106
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6
   6.537%, 11/25/30                                             15            14
International Lease
   Finance Corporation
   4.500%, 05/01/08                                             50            50
Kingsway America
   7.500%, 02/01/14                                             50            51
Liberty Media Corporation
   5.700%, 05/15/13                                             50            47
NBD Bank National Michigan
   8.250%, 11/01/24                                             25            32
Northwest Airlines, Ser 1999-1A
   6.810%, 02/01/20                                             83            76
--------------------------------------------------------------------------------


                                                           Face         Market
                                                       Amount(000)/      Value
Description                                             Contracts        (000)
--------------------------------------------------------------------------------
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                                      $    47        $    49
Ohio Powers, Ser F
   5.500%, 02/15/13                                           50             51
Pemex Project Master Trust
   8.625%, 02/01/22                                           50             57
Pepco Holdings
   6.450%, 08/15/12                                           50             54
Petrozuata Finance,
   Private Placement 144A
   7.630%, 04/01/09                                           23             22
Sprint Capital Corporation
   8.375%, 03/15/12                                           50             58
Zions Bancorp
   6.000%, 09/15/15                                           20             21
                                                                        -------
TOTAL CORPORATE BOND (COST $1,919)                                        1,950
                                                                        -------
-------------------------------------------------------------------------------
TREASURY BILL-- 0.1%
U.S. Treasury Bill (C)(D)
   2.625%, 04/14/05                                            4              4
                                                                        -------
TOTAL TREASURY BILL (COST $4)                                                 4
                                                                        -------
-------------------------------------------------------------------------------
TREASURY NOTES -- 9.3%
U.S. Treasury Notes
   4.000%, 03/15/10                                          200            198
   3.375%, 02/15/08                                          500            493
                                                                        -------
TOTAL TREASURY NOTES (COST $690)                                            691
                                                                        -------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.8%
Morgan Stanley
   2.55%, dated 03/31/05,
   to be repurchased on
   04/01/05, repurchase
   price $1,543,544
   (collateralized by a
   U.S. Government obligaton,
   par value $4,800,389,
   6.375%, total market
   value $1,576,352)(A)                                    1,545          1,545
                                                                        -------
TOTAL REPURCHASE AGREEMENT (COST $1,545)                                  1,545
                                                                        -------
-------------------------------------------------------------------------------
EQUITY OPTIONS-- 0.0%
June 2005 U.S. 10 Year Note Put,
   Expiration: 05/23/05, Strike Price:  $108                   7              3
                                                                        -------
TOTAL EQUITY OPTIONS (COST $3)                                                3
                                                                        -------
TOTAL INVESTMENTS-- 120.9% (COST $8,961)                                  8,980
                                                                        -------
-------------------------------------------------------------------------------
WRITTEN OPTIONS-- 0.0%
June 2005 U.S. 10 Year Note Put,
   Expiration: 05/27/05, Strike Price: $107                    7             (1)
                                                                        -------
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(1))                               (1)
                                                                        -------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (20.9)%
Receivable for Investment Securities Sold                                   343
Receivable from Investment Advisor                                            6
Payable for Administration Fees                                              (1)
Payable for Investment Securities Purchased                              (1,948)
Other Assets and Liabilities, Net                                            46
                                                                        -------
TOTAL OTHER ASSETS AND LIABILITIES                                       (1,554)
                                                                        -------
NET ASSETS-- 100.0%                                                     $ 7,425
                                                                        =======
-------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                                          Value
Description                                                               (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                        $7,399
Accumulated net realized gain on investments                                   3
Unrealized appreciation on investments                                        19
Unrealized appreciation on futures                                             4
                                                                          ------
NET ASSETS                                                                $7,425
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($7,302,489/721,641 SHARES)                                            $10.12
                                                                          ======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,910/5,426 SHARES)                                                 $10.12
                                                                          ======
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($10.12/95.25%)                                                        $10.62
                                                                          ======
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($67,623/6,682 SHARES)                                                 $10.12
                                                                          ======


+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Variable rate security -- rate reflected is as of March 31, 2005.
(C) -- Security has been pledged as collateral for open futures contracts.
(D)-- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
144A -- Security exempt from registration under Rule 144a of the Securities
        Act of 1933. This security may be resold in transactions exempt from registration, normaly to qualified institutional buyers.
        At March 31, 2005, these securities amounted to a value of $537,496 representing 7.2% of net assets.
ABS -- Asset-Backed Security
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
LLC -- Limited Liability Company
Ser -- Series
TBA -- Security traded under delayed delivery commitments settling after March
       31, 2005. Income on this security will not be earned until settle date. Amounts designated as "--" are either $0 or round to $0.
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT SHORT TERM FIXED INCOME FUND

                                                            Face         Market
                                                           Amount         Value
Description                                                 (000)         (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 20.7%
Bear Stearns Commercial Mortgage
   CMBS, Ser 2001-TOP4, Cl A1
   5.060%, 11/15/16                                        $ 6,229       $ 6,311
Bear Stearns Commercial Mortgage
   CMBS, Ser 2003-T12, Cl A1
   2.960%, 08/13/39                                          6,135         5,923
Bear Stearns Commercial Mortgage
   CMBS, Ser 2004-PWR3, Cl A1
   3.236%, 02/11/41                                          9,244         8,907
Bear Stearns Commercial Mortgage
   CMBS, Ser 2004-T14, Cl A1
   3.570%, 01/12/41                                         11,162        10,935
CS First Boston Mortgage Securities
   CMBS, Ser 2004-C1, Cl A1
   2.254%, 01/15/37                                          2,339         2,273
Gs Mortgage Securities Corporation
   CMBS, Ser 2003-C1, Cl A1
   2.904%, 01/10/40                                          8,246         8,034
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2004-C1, Cl A1
   2.964%, 01/15/29                                          8,768         8,464
Merrill Lynch Mortgage Trust CMBS,
   Ser 2002-MW1, Cl A2
   4.929%, 07/12/34                                          7,000         7,093
Morgan Stanley Dean Witter Capital
   CMBS, Ser 2001-TOP3, Cl A1
   5.310%, 07/15/33                                          1,456         1,470
Prudential Mortgage Capital Funding
   CMBS, Ser 2001-ROCK, Cl A1
   6.232%, 05/10/34                                          6,265         6,539
Wachovia Bank Commercial Mortgage
   CMBS, Ser 2003-C8, Cl A1
   3.444%, 11/15/35                                          8,905         8,659
Wachovia Bank Commercial Mortgage
   CMBS, Ser 2004-C10, Cl A1
   3.065%, 02/15/41                                          7,315         7,061
                                                                         -------
TOTAL COMMERCIAL MORTGAGES (COST $83,323)                                 81,669
                                                                         -------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES -- 8.4%
Bank of America Mortgage Securities
   PAC CMO, Ser 2004-3, Cl 2A14
   4.500%, 04/25/34                                          9,415         9,312
GSR Mortgage Loan Trust CMO,
   Ser 2004-12, Cl 3A3
   4.520%, 12/25/34                                         10,000         9,892
Residential Funding Mortgage Securitues
   CMO, Ser 2004-S6, Cl 1A4
   5.500%, 06/25/34                                          8,865         8,917
Wells Fargo Mortgage Backed Securities
   PAC CMO, Ser 2002-18, Cl 2A4
   6.000%, 12/25/32                                          4,855         4,902
                                                                         -------
TOTAL RESIDENTIAL MORTGAGES (COST $33,447)                                33,023
                                                                         -------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 21.3%
AUTO & TRANSPORTATION -- 2.5%
Carmax Auto Owner Trust ABS,
   Ser 2003-2, Cl A4
   3.070%, 10/15/10                                         10,000         9,792
--------------------------------------------------------------------------------


                                                            Face         Market
                                                           Amount         Value
Description                                                 (000)         (000)
--------------------------------------------------------------------------------
CREDIT CARD-- 2.7%
Capital One Master Trust ABS,
   Ser 1998-1, Cl A
   6.310%, 06/15/11                                        $10,200       $10,748
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 8.9%
Countrywide Home Loans CMO,
   Ser 2004-13, Cl 2A17
   5.750%, 08/25/34                                          8,095         8,209
GMAC Mortgage Corporation Loan
   ABS, Ser 2003-HE2, Cl A2
   3.140%, 06/25/25                                          6,899         6,863
MLCC Mortgage Investors CMO,
   Ser 2004-1, Cl 1A
   4.616%, 12/25/34                                          9,378         9,383
Residential Funding Mortgage Securities
   ABS, Ser 2003-HI3, Cl AI4
   4.670%, 06/25/18                                         10,474        10,469
                                                                         -------
                                                                          34,924
--------------------------------------------------------------------------------
OTHER -- 7.2%
Countrywide Asset Backed Certificate
   ABS, Ser 2003-5, Cl AF3
   3.613%, 04/25/30                                          1,785         1,777
Morgan Stanley Capital I CMBS,
   Ser 2004-IQ8, Cl A1
   2.250%, 06/15/40                                          2,629         2,622
Structured Asset Securities CMO,
   Ser 2002-21A, Cl 4A1
   5.150%, 11/25/32                                          7,807         7,743
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A1A
   2.860%, 12/25/34                                          6,375         6,253
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A2
   3.590%, 12/25/34                                         10,000         9,895
                                                                         -------
                                                                          28,290
                                                                         -------
TOTAL ASSET-BACKED SECURITIES (COST $85,134)                              83,754
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BOND -- 11.3%
Capital One Financial
   8.750%, 02/01/07                                          5,000         5,378
General Electric Capital MTN, Ser A
   3.750%, 12/15/09                                          5,000         4,807
Key Bank, Bank Note
   6.500%, 04/15/08                                         10,000        10,425
Roslyn Bancorp
   5.750%, 11/15/07                                          3,000         3,065
SBC Communications Capital MTN, Ser E
   7.000%, 10/01/12                                          5,000         5,305
Southwest Gas MTN, Ser A
   6.890%, 09/24/07                                          5,000         5,266
Southwestern Bell Telephone
   6.625%, 07/15/07                                          5,000         5,235
Unitrin
   5.750%, 07/01/07                                          5,000         5,114
                                                                         -------
TOTAL CORPORATE BOND (COST $45,828)                                       44,595
                                                                         -------
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- 34.9%
Asset Backed Funding Certificates
   ABS, Ser 2004-OPT3, Cl A2
   2.940%, 03/25/25                                          2,967         2,967
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


DWIGHT SHORT TERM FIXED INCOME FUND

                                                           Face         Market
                                                          Amount         Value
Description                                                (000)         (000)
--------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates
   ABS, Ser 2004-7, Cl AF1
   3.050%, 10/25/22                                     $  7,683       $  7,686
EQCC Trust ABS, Ser 2002-1, Cl 2A
   3.150%, 11/25/31                                        2,344          2,349
Fannie Mae Whole Loan ABS,
   Ser 2001-W4, Cl AF5
   5.610%, 02/25/32                                        5,170          5,193
First Franklin Mortgage Loan ABS,
   Ser 2004-FF8, Cl A24
   2.990%, 10/25/34                                        8,476          8,478
First Horizon Alternative Mortgage CMO,
   Ser 2004-AA4, Cl A1
   5.465%, 10/25/34                                        8,773          8,867
First Horizon Trust ABS,
   Ser 2004-HE3, Cl A
   3.140%, 10/25/34                                        9,039          9,068
GMAC Mortgage Corporation
   Loan ABS, Ser 2002-HE1, Cl A2
   3.090%, 01/25/29                                        8,790          8,802
Granite Mortgages CMO,
   Ser 2004-3, Cl 1A3
   3.150%, 09/20/44                                        9,250          9,256
Holmes Financing CMO, Ser 8, Cl 2A
   2.740%, 04/15/11                                        5,000          5,001
Ixis Real Estate Capital Trust ABS,
   Ser 2004-HE4, Cl A3
   3.190%, 02/25/35                                       10,000         10,039
Nomura Asset Acceptance Corporation
   CMO, Ser 2004-AP3, Cl A1
   3.050%, 10/25/34                                        8,221          8,225
Providian Gateway Master Trust ABS
   Private Placement 144A,
   Ser 2004-EA, Cl A
   2.940%, 11/15/11                                       10,000          9,966
Renaissance Home Equity Loan Trust
   ABS, Ser 2003-4, Cl A2
   3.050%, 03/25/34                                        5,708          5,711
Renaissance Home Equity Loan Trust
   ABS, Ser 2004-4, Cl AF1
   3.050%, 02/25/35                                        9,379          9,402
Residential Asset Mortgage Products
   ABS, Ser 2004-RS10, Cl AI1
   3.030%, 11/25/23                                        7,701          7,703
Residential Asset Securities ABS,
   Ser 2003-KS1, Cl A1
   3.260%, 01/25/33                                        5,652          5,674
Residential Funding Mortgage Securities
   ABS, Ser 2004-HS1, Cl AI1
   2.950%, 12/25/18                                        4,584          4,584
Sequoia Mortgage Trust CMO,
   Ser 2004-10, Cl A4
   2.580%, 11/20/34                                        9,112          9,107
                                                                       --------
TOTAL CASH EQUIVALENTS (COST $138,089)                                  138,078
                                                                       --------
-------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS-- 15.5%
FNMA TBA
   6.000%, 04/13/35                                       30,000         30,655
   5.500%, 04/18/20                                       30,000         30,562
                                                                       --------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   BONDS (COST $61,364)                                                  61,217
                                                                       --------
--------------------------------------------------------------------------------


                                                           Face         Market
                                                          Amount         Value
Description                                                (000)         (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
UBS Warburg LLC
   2.820%, dated 03/31/05,
   to be repurchased
   on 04/01/05, repurchase
   price $8,808,666
   (collateralized by a
   U.S. Government
   obligation, par value
   $8,790,000, 4.75%,
   01/02/07, total market
   value $8,985,502(A)                                 $   8,808      $   8,808
                                                                      ---------
TOTAL REPURCHASE AGREEMENT (COST $8,808)                                  8,808
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 114.3% (COST $455,993)                              451,144
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (14.3)%
Receivable for Investment Securities Sold                                 5,280
Payable for Administration Fees                                             (43)
Payable for Distribution Fees                                                (1)
Payable for Investment Advisory Fees                                        (88)
Payable for Investment Securities Purchased                             (61,386)
Other Assets and Liabilities, Net                                          (325)
                                                                      ---------
TOTAL OTHER ASSETS AND LIABILITIES                                      (56,563)
                                                                      ---------
NET ASSETS-- 100.0%                                                   $ 394,581
                                                                      =========
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                    $ 400,816
Distributions in excess of net investment income                             (5)
Accumulated net realized loss on investments                             (1,381)
Unrealized depreciation on investments                                   (4,849)
                                                                      ---------
NET ASSETS                                                            $ 394,581
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($392,118,237/39,953,085 SHARES)                                   $    9.81
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($2,359,698/240,314 SHARES)                                        $    9.82
                                                                      =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,509/5,248 SHARES)                                             $    9.82
                                                                      =========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($9.82/95.25%)                                                     $   10.31
                                                                      =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($51,085/5,205 SHARES)                                             $    9.82
                                                                      =========

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
144A -- Security exempt from registration under Rule 144A of the Securities
        Act of 1933. This security may be resold in transactions exempt from registration, normaly to qualified institutional buyers.
        At March 31, 2005, these securities amounted to a value of $9,965,625 representing 2.5% of net assets.
ABS -- Asset-Backed Security
Cl -- Class
CMBS -- Commercial Mortgage Backed Security
CMO -- Collateralized Mortgage Obligation
FNMA -- Federal National Mortgage Association
LLC -- Limited Liability Company
MTN -- Medium-Term Note
Ser -- Series
TBA -- Security traded under delayed delivery commitments settling after March
       31, 2005. Income on this security will not be earned until settle date. Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG CASH RESERVES FUND


                                                             Face        Market
                                                            Amount        Value
Description                                                  (000)        (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-- 7.7%
Depfa Bank Plc(B)
   2.580%, 04/14/05                                         $1,200        $1,200
Wells Fargo(B)
   2.580%, 04/01/05                                          1,000         1,000
Wilmington Trust(B)
   2.690%, 06/01/05                                          1,000         1,000
                                                                          ------
TOTAL CERTIFICATES OF DEPOSIT (COST $3,200)                                3,200
                                                                          ------
--------------------------------------------------------------------------------
COMMERCIAL PAPER-- 54.4%
Apreco LLC(B)
   2.759%, 05/16/05                                            800           797
Bank of America(B)
   2.627%, 04/20/05                                          1,200         1,198
CBA Finance(B)
   2.516%, 04/07/05                                          1,000         1,000
Chariot Funding LLC(B)
   2.766%, 04/11/05                                            800           799
Chase Manhattan(B)
   2.841%, 05/11/05                                            450           450
Citigroup Global(B)
   2.783%, 04/04/05                                            800           800
CRC Funding LLC(B)
   2.700%, 04/19/05                                            800           799
Danske(B)
   2.753%, 04/05/05                                          1,000         1,000
Eureka Securitization(B)
   2.759%, 04/27/05                                            800           798
Falcon Asset Securitization(B)
   2.707%, 04/11/05                                            800           799
Fortune Brands(B)
   2.655%, 04/27/05                                          1,000           998
Galaxy Funding(B)
   2.612%, 04/07/05                                            800           800
General Electric Capital(B)
   2.652%, 04/19/05                                          1,500         1,498
GlaxoSmithKline Plc(B)
   2.861%, 06/03/05                                          1,000           995
Goldman Sachs Group(B)
   2.793%, 05/10/05                                            800           798
Jupiter Securitization(B)
   2.696%, 04/08/05                                            800           799
Mont Blanc Capital(B)
   2.738%, 05/13/05                                            800           797
Morgan Stanley(B)
   2.796%, 04/20/05                                            800           799
New York Times(B)
   2.958%, 06/02/05                                          1,000           995
Procter & Gamble(B)
   2.636%, 04/27/05                                          1,000           998
Quebec Province(B)
   2.757%, 04/19/05                                          1,000           999
Sheffield Receivable(B)
   2.646%, 04/04/05                                            800           800
--------------------------------------------------------------------------------

                                                             Face        Market
                                                            Amount        Value
Description                                                  (000)        (000)
--------------------------------------------------------------------------------
Societe Generale(B)
   2.536%, 04/05/05                                        $ 1,000       $ 1,000
Windmill Funding(B)
   2.798%, 05/18/05                                            500           498
Yale University(B)
   2.676%, 04/07/05                                            700           700
Yorktown Capital(B)
   2.807%, 04/20/05                                            800           799
                                                                         -------
TOTAL COMMERCIAL PAPER (COST $22,713)                                     22,713
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 4.8%
American Express Centurion
   2.810%, 02/28/06                                          1,000         1,000
US Bancorp
   3.170%, 09/16/05                                          1,000         1,001
                                                                         -------
TOTAL CORPORATE BONDS (COST $2,001)                                        2,001
                                                                         -------
--------------------------------------------------------------------------------
MORTGAGE RELATED-- 2.1%
Lothian Mortgages Plc CMO,
   Private Placement 144 A,
   Ser 4A, Cl A1
   2.840%, 01/24/06                                            600           600
Permanent Financing Plc CMO,
   Ser 7, Cl 1A
   2.803%, 03/10/06                                            265           265
                                                                         -------
TOTAL MORTGAGE RELATED (COST $865)                                           865
                                                                         -------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS-- 25.1%
Federal Home Loan Bank(B)
   2.550%, 04/20/05                                          1,581         1,579
   1.660%, 05/16/05                                            270           270
   1.625%, 04/15/05                                          1,500         1,500
Federal Home Loan
   Mortgage Corporation(B)
   2.517%, 04/12/05                                          4,000         3,997
Federal National Mortgage Association
   7.000%, 07/15/05                                          1,500         1,518
   2.530%, 04/13/05 (B)                                      1,500         1,498
   1.610%, 05/13/05                                            135           135
                                                                         -------
TOTAL U.S. GOVERNMENT BONDS (COST $10,497)                                10,497
                                                                         -------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
Lehman Brothers
   2.83%, dated 03/31/05, to be
   repurchased on 04/01/05, repurchase
   price $2,500,197 (collateralized by a
   U.S. Government obligation,
   par value $2,450,000, 6.50%, 03/01/35;
   total market value $2,550,662)(A)                         2,500         2,500
                                                                         -------
TOTAL REPURCHASE AGREEMENT (COST $2,500)                                   2,500
                                                                         -------
TOTAL INVESTMENTS-- 100.1%  (COST $41,776)                                41,776
                                                                         -------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2005


PBHG CASH RESERVES FUND


Description                                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                                        $     (4)
Payable for Investment Advisory Fees                                        (11)
Other Assets and Liabilities, Net                                           (41)
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES                                          (56)
                                                                       --------
NET ASSETS-- 100.0%                                                    $ 41,720
                                                                       ========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                                     $ 41,729
Accumulated net realized loss on investments                                 (9)
                                                                       --------
NET ASSETS                                                             $ 41,720
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($41,720,235/41,724,031 SHARES)                                     $   1.00
                                                                       ========

(A)-- Tri-party repurchase agreement
(B) -- Discount Note, rate reflected is the effective yield at the time of purchase.
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normaly to qualified institutional buyers. At March 31, 2005, these securities amounted to a value of $600,000 representing 1.4% of net assets.
Cl -- Class
CMO -- Collateralized Mortgage Obligation
LLC -- Limited Liability Company
Plc -- Public Limited Company
Ser -- Series
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------

For the year ended March 31, 2005



                                                                                   PBHG
                                                         PBHG                    LARGE CAP        PBHG          PBHG
                                                       EMERGING      PBHG         GROWTH        LARGE CAP      SELECT
                                                        GROWTH      GROWTH     CONCENTRATED      GROWTH        GROWTH
                                                         FUND        FUND          FUND           FUND          FUND
                                                      ---------     --------     ---------      --------      --------
                                                       4/1/04       4/1/04       4/1/04          4/1/04        4/1/04
                                                         to           to           to              to            to
                                                       3/31/05      3/31/05      3/31/05         3/31/05       3/31/05
                                                      ---------     --------     ---------      --------      --------
INVESTMENT INCOME:
     Dividends                                        $    174      $  1,821      $  1,484      $  1,471      $    414
     Interest                                               43           238           121            54            96
     Less: Foreign Taxes Withheld                           --            (3)          (15)           (9)           (4)
                                                      --------      --------      --------      --------      --------
       TOTAL INVESTMENT INCOME                             217         2,056         1,590         1,516           506
                                                      --------      --------      --------      --------      --------
EXPENSES:
     Investment Advisory Fees                            1,862         7,167         1,645         1,273         1,717
     Administrative Fees                                   301         1,156           265           232           277
     Distribution Fees
       Advisor Class                                        --            31            --             1            --
       Class A                                              --            --            --            --            --
       Class C                                              --            --            --            --            --
     Transfer Agent Fees                                   766         2,681           665           511           815
     Printing Fees                                          86           340            91            78           136
     Registration and Filing Fees                           80            95            58            60            50
     Professional Fees                                      61           230            53            48            47
     Website Fees                                           16            59            16            14            16
     Custodian Fees                                         14            22            10            10            12
     Directors' Fees                                        10            40             9             7             7
     Miscellaneous Fees                                     15            47            13             9            12
                                                      --------      --------      --------      --------      --------
       TOTAL EXPENSES                                    3,211        11,868         2,825         2,243         3,089
                                                      --------      --------      --------      --------      --------
     Waiver of Investment Advisory Fees                     --            --            --            --            --
     Expense Reduction 1                                    (4)          (11)           (3)           (2)           (4)
                                                      --------      --------      --------      --------      --------
       NET EXPENSES                                      3,207        11,857         2,822         2,241         3,085
                                                      --------      --------      --------      --------      --------
     NET INVESTMENT INCOME (LOSS)                       (2,990)       (9,801)       (1,232)         (725)       (2,579)
                                                      --------      --------      --------      --------      --------
     Net Realized Gain from Security Transactions       19,793        67,243        13,105         9,830        15,386
     Net Realized Gain on Futures                           --            --            --            --            --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   (24,338)      (64,751)      (24,364)      (13,947)      (21,263)
     Net Change in Unrealized Depreciation
       on Futures                                           --            --            --            --            --
                                                      --------      --------      --------      --------      --------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS                                   (4,545)        2,492       (11,259)       (4,117)       (5,877)
                                                      --------      --------      --------      --------      --------
     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                $ (7,535)     $ (7,309)     $(12,491)     $ (4,842)     $ (8,456)
                                                      ========      ========      ========      ========      ========



                                                        PBHG
                                                      STRATEGIC      ANALYTIC
                                                        SMALL      DISCIPLINED      PBHG          PBHG
                                                       COMPANY       EQUITY        FOCUSED      LARGE CAP
                                                        FUND          FUND          FUND          FUND
                                                      --------      --------      --------      --------
                                                       4/1/04        4/1/04        4/1/04        4/1/04
                                                         to            to            to            to
                                                       3/31/05       3/31/05       3/31/05      3/31/05
                                                      --------      --------      --------      --------
INVESTMENT INCOME:
     Dividends                                        $    165      $  1,125      $    392      $  3,119
     Interest                                               29            27            11            36
     Less: Foreign Taxes Withheld                           --            --            --            (9)
                                                      --------      --------      --------      --------
       TOTAL INVESTMENT INCOME                             194         1,152           403         3,146
                                                      --------      --------      --------      --------
EXPENSES:
     Investment Advisory Fees                              572           436           167         1,074
     Administrative Fees                                    82            85            29           228
     Distribution Fees
       Advisor Class                                         4            --            --             1
       Class A                                              --             1            --            --
       Class C                                              --            --            --            --
     Transfer Agent Fees                                   183           166            80           478
     Printing Fees                                          22            23             8            74
     Registration and Filing Fees                           59            46            44            67
     Professional Fees                                      13            16             6            43
     Website Fees                                            5             5             2            11
     Custodian Fees                                         17            12             5            10
     Directors' Fees                                         2             2             1             6
     Miscellaneous Fees                                      5             6             1            10
                                                      --------      --------      --------      --------
       TOTAL EXPENSES                                      964           798           343         2,002
                                                      --------      --------      --------      --------
     Waiver of Investment Advisory Fees                    (63)           --           (28)         --
     Expense Reduction 1                                    (1)           --            --            (1)
                                                      --------      --------      --------      --------
       NET EXPENSES                                        900           798           315         2,001
                                                      --------      --------      --------      --------
     NET INVESTMENT INCOME (LOSS)                         (706)          354            88         1,145
                                                      --------      --------      --------      --------
     Net Realized Gain from Security Transactions       11,011         4,037         1,915        13,041
     Net Realized Gain on Futures                           --           290            --            --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                    (7,871)          398          (350)      (10,070)
     Net Change in Unrealized Depreciation
       on Futures                                           --           (96)           --            --
                                                      --------      --------      --------      --------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS                                    3,140         4,629         1,565         2,971
                                                      --------      --------      --------      --------
     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                $  2,434      $  4,983      $  1,653      $  4,116
                                                      ========      ========      ========      ========

1. All expense reductions are for transfer agent expenses. See Note 2 on page 112.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                     90 & 91

PBHG FUNDS

STATEMENTS OF OPERATIONS (000) -- CONCLUDED
--------------------------------------------------------------------------------


For the year ended March 31, 2005

                                                                                                  TS&W
                                                       PBHG           PBHG        CLIPPER       SMALL CAP     HEITMAN
                                                      MID-CAP       SMALL CAP      FOCUS          VALUE        REIT
                                                       FUND           FUND         FUND           FUND         FUND
                                                      --------      --------      --------      --------      --------
                                                      4/1/04         4/1/04       4/1/04         4/1/04       4/1/04
                                                        to             to           to             to           to
                                                      3/31/05        3/31/05      3/31/05        3/31/05      3/31/05
                                                      --------      --------      --------      --------      --------
INVESTMENT INCOME:
     Dividends                                        $  4,863      $    307      $ 21,104      $    457      $  5,598
     Interest                                              308            64           794            40            54
     Crediting Rate Interest 1                              --            --            --            --            --
     Less: Foreign Taxes Withheld                           (1)           --            --            (3)          (11)
                                                      --------      --------      --------      --------      --------
       TOTAL INVESTMENT INCOME                           5,170           371        21,898           494         5,641
                                                      --------      --------      --------      --------      --------
EXPENSES:
     Investment Advisory Fees                            3,822           759        12,301           604         1,252
     Administrative Fees                                   611           105         1,669            79           199
     Distribution Fees
       Advisor Class                                        17            --             3            --            37
       Class A                                               1            --            13             1            --
       Class C                                              --            --            18             1             1
     Shareholder Servicing Fees-- Class C                    1             1            54             4             2
     Transfer Agent Fees                                 1,064           225         2,725           124           288
     Printing Fees                                         172            29           439            16            55
     Professional Fees                                     135            20           387            25            42
     Registration and Filing Fees                           76            56           118            53            60
     Website Fees                                           35             6            95             4            11
     Directors' Fees                                        19             3            56             2             5
     Custodian Fees                                         19            13            36            14            13
     Wrapper Fees 1                                         --            --            --            --            --
     Offering Fees 3                                        --            --            --             2            --
     Miscellaneous Fees                                     26             5            80             5            10
                                                      --------      --------      --------      --------      --------
       TOTAL EXPENSES                                    5,998         1,222        17,994           934         1,975
                                                      --------      --------      --------      --------      --------
     Waiver of Investment Advisory Fees                     --           (82)         (200)          (22)           --
     Reimbursement of Other Expenses by Adviser             --            --            --            --            --
     Expense Reduction 2                                    (2)           --            (5)           --            (1)
                                                      --------      --------      --------      --------      --------
       NET EXPENSES                                      5,996         1,140        17,789           912         1,974
                                                      --------      --------      --------      --------      --------
     NET INVESTMENT INCOME (LOSS)                         (826)         (769)        4,109          (418)        3,667
                                                      --------      --------      --------      --------      --------
     Net Realized Gain from Security Transactions       56,606        14,973        41,355         1,308        12,851
     Net Realized Loss on Termination of
       Wrapper Contracts 3                                  --            --            --            --            --
     Net Realized Loss on Futures                           --            --            --            --            --
     Net Increase from Payments by Affiliate 3              --            --            --            --            --
     Net Change in Unrealized Appreciation
       on Futures                                           --            --            --            --            --
     Net Change in Unrealized Appreciation
       (Deprication) on Investments                    (15,726)      (11,089)       32,281        12,155        (3,522)
                                                      --------      --------      --------      --------      --------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS                                   40,880         3,884        73,636        13,463         9,329
                                                      --------      --------      --------      --------      --------
     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                $ 40,054      $  3,115      $ 77,745      $ 13,045      $ 12,996
                                                      ========      ========      ========      ========      ========

                                                       PBHG          DWIGHT       DWIGHT          PBHG
                                                   TECHNOLOGY &   INTERMEDIATE   SHORT TERM       CASH
                                                  COMMUNICATIONS  FIXED INCOME  FIXED INCOME    RESERVES
                                                       FUND           FUND          FUND          FUND
                                                     --------       --------      --------      --------
                                                      4/1/04         4/1/04        4/1/04        4/1/04
                                                        to             to            to            to
                                                      3/31/05        3/31/05       3/31/05       3/31/05
                                                     --------       --------      --------      --------
INVESTMENT INCOME:
     Dividends                                        $  1,108       $     --      $     --      $     --
     Interest                                              115            294        27,605           814
     Crediting Rate Interest 1                              --             --         1,720            --
     Less: Foreign Taxes Withheld                           (5)            --            --            --
                                                      --------       --------      --------      --------
       TOTAL INVESTMENT INCOME                           1,218            294        29,325           814
                                                      --------       --------      --------      --------
EXPENSES:
     Investment Advisory Fees                            2,422             28         5,560           144
     Administrative Fees                                   390              9         1,432            66
     Distribution Fees
       Advisor Class                                        32             --            16            --
       Class A                                              --             --            --            --
       Class C                                              --             --            --            --
     Shareholder Servicing Fees-- Class C                   --              1            --            --
     Transfer Agent Fees                                 1,457             26         2,629           133
     Printing Fees                                         210              3           501             4
     Professional Fees                                      79              1           262            12
     Registration and Filing Fees                           62             48            94            19
     Website Fees                                           23              1            73             4
     Directors' Fees                                        10             --            35             2
     Custodian Fees                                         17              9            30             8
     Wrapper Fees 1                                         --             --         1,087            --
     Offering Fees 3                                        --              4            --            --
     Miscellaneous Fees                                     12             14           106             5
                                                      --------       --------      --------      --------
       TOTAL EXPENSES                                    4,714            144        11,825           397
                                                      --------       --------      --------      --------
     Waiver of Investment Advisory Fees                     --            (28)       (3,429)           --
     Reimbursement of Other Expenses by Adviser             --            (56)           --            --
     Expense Reduction 2                                    (2)            --            (1)           (1)
                                                      --------       --------      --------      --------
       NET EXPENSES                                      4,712             60         8,395           396
                                                      --------       --------      --------      --------
     NET INVESTMENT INCOME (LOSS)                       (3,494)           234        20,930           418
                                                      --------       --------      --------      --------
     Net Realized Gain from Security Transactions        4,653             46         4,207            --
     Net Realized Loss on Termination of
       Wrapper Contracts 3                                  --             --       (15,258)           --
     Net Realized Loss on Futures                           --             (4)           --            --
     Net Increase from Payments by Affiliate 3              --             --         7,420            --
     Net Change in Unrealized Appreciation
       on Futures                                           --              4            --            --
     Net Change in Unrealized Appreciation
       (Deprication) on Investments                    (11,062)           (27)       (1,671)           --
                                                      --------       --------      --------      --------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS                                   (6,409)            19        (5,302)           --
                                                      --------       --------      --------      --------
     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                $ (9,903)      $    253      $ 15,628      $    418
                                                      ========       ========      ========      ========


1.  See Note 2 on page 109.
2. All expense reductions are for transfer agent expenses. See Note 2 on page 112.
3.  See Note 2 on pages 109-110.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                     92 & 93

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------


                                                                 PBHG                             PBHG
                                                         EMERGING GROWTH FUND                  GROWTH FUND
                                                     ---------------------------      ----------------------------
                                                      4/1/04           4/1/03          4/1/04            4/1/03
                                                        to               to              to                to
                                                      3/31/05          3/31/04         3/31/05           3/31/04
                                                    -----------      -----------      -----------      -----------
INVESTMENT ACTIVITIES:
   Net Investment Loss                              $    (2,990)     $    (4,839)     $    (9,801)     $   (15,161)
   Net Realized Gain from Security Transactions          19,793           95,375           67,243          223,102
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                      (24,338)          56,591          (64,751)         149,548
                                                    -----------      -----------      -----------      -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                           (7,535)         147,127           (7,309)         357,489
                                                    -----------      -----------      -----------      -----------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                         24,509          266,453           37,804          137,104
   Shares Issued upon Reorganization of the
     Limited and New Opportunities Funds 2                   --           75,491               --               --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 2                               --               --               --           38,293
   Shares Redeemed                                     (110,861)        (412,348)        (303,633)        (654,331)
   Redemption Fees 3                                         --               --                1               --
                                                    -----------      -----------      -----------      -----------
   Total PBHG Class Transactions                        (86,352)         (70,404)        (265,828)        (478,934)
                                                    -----------      -----------      -----------      -----------
   Advisor Class
   Shares Issued                                             --               --              971            3,163
   Shares Redeemed                                           --               --          (40,263)          (6,763)
                                                    -----------      -----------      -----------      -----------
   Total Advisor Class Transactions                          --               --          (39,292)          (3,600)
                                                    -----------      -----------      -----------      -----------
   Class A 4
   Shares Issued                                             --               50               --               50
   Shares Redeemed                                           --               --               --               --
                                                    -----------      -----------      -----------      -----------
   Total Class A Transactions                                --               50               --               50
                                                    -----------      -----------      -----------      -----------
   Class C 4
   Shares Issued                                             --               50               --               50
                                                    -----------      -----------      -----------      -----------
   Total Class C Transactions                                --               50               --               50
                                                    -----------      -----------      -----------      -----------
   Decrease in Net Assets Derived from
     Capital Share Transactions                         (86,352)         (70,304)        (305,120)        (482,434)
                                                    -----------      -----------      -----------      -----------
   Total Increase (Decrease) in Net Assets              (93,887)          76,823         (312,429)        (124,945)
                                                    -----------      -----------      -----------      -----------
NET ASSETS:
   Beginning of Year                                    278,283          201,460        1,027,561        1,152,506
                                                    -----------      -----------      -----------      -----------
   End of Year                                      $   184,396      $   278,283      $   715,132      $ 1,027,561
                                                    ===========      ===========      ===========      ===========
   Undistributed Net Investment Income              $        --      $        --      $        --      $        --
                                                    ===========      ===========      ===========      ===========



                                                             PBHG LARGE CAP                      PBHG
                                                        GROWTH CONCENTRATED FUND         LARGE CAP GROWTH FUND
                                                      ----------------------------     ------------------------
                                                        4/1/04           4/1/03          4/1/04        4/1/03
                                                          to               to              to            to
                                                        3/31/05          3/31/04         3/31/05       3/31/04
                                                      -----------      -----------     ---------      ---------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                $    (1,232)     $    (2,833)    $    (725)     $  (1,612)
   Net Realized Gain from Security Transactions            13,105           31,915         9,830         14,813
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                        (24,364)          35,508       (13,947)        38,637
                                                      -----------      -----------     ---------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                            (12,491)          64,590        (4,842)        51,838
                                                      -----------      -----------     ---------      ---------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                            8,562           13,727        20,396         37,854
   Shares Issued upon Reorganization of the
     Limited and New Opportunities Funds 2                     --               --            --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 2                                 --               --            --             --
   Shares Redeemed                                        (59,936)         (70,416)      (56,319)       (77,821)
   Redemption Fees 3                                            4               --            --             --
                                                      -----------      -----------     ---------      ---------
   Total PBHG Class Transactions                          (51,370)         (56,689)      (35,923)       (39,967)
                                                      -----------      -----------     ---------      ---------
   Advisor Class
   Shares Issued                                               24               79           112             96
   Shares Redeemed                                             (7)             (66)         (327)          (174)
                                                      -----------      -----------     ---------      ---------
   Total Advisor Class Transactions                            17               13          (215)           (78)
                                                      -----------      -----------     ---------      ---------
   Class A 4
   Shares Issued                                               --               50            --             70
   Shares Redeemed                                             --               --           (20)            --
                                                      -----------      -----------     ---------      ---------
   Total Class A Transactions                                  --               50           (20)            70
                                                      -----------      -----------     ---------      ---------
   Class C 4
   Shares Issued                                               11               50            13             50
                                                      -----------      -----------     ---------      ---------
   Total Class C Transactions                                  11               50            13             50
                                                      -----------      -----------     ---------      ---------
   Decrease in Net Assets Derived from
     Capital Share Transactions                           (51,342)         (56,576)      (36,145)       (39,925)
                                                      -----------      -----------     ---------      ---------
   Total Increase (Decrease) in Net Assets                (63,833)           8,014       (40,987)        11,913
                                                      -----------      -----------     ---------      ---------
NET ASSETS:
   Beginning of Year                                      217,269          209,255       185,382        173,469
                                                      -----------      -----------     ---------      ---------
   End of Year                                        $   153,436      $   217,269     $ 144,395      $ 185,382
                                                      ===========      ===========     =========      =========
   Undistributed Net Investment Income                $        --      $        --     $      --      $      --
                                                      ===========      ===========     =========      =========





                                                                  PBHG                     PBHG STRATEGIC
                                                           SELECT GROWTH FUND            SMALL COMPANY FUND
                                                        ------------------------      ------------------------
                                                         4/1/04         4/1/03         4/1/04         4/1/03
                                                           to             to             to             to
                                                         3/31/05        3/31/04        3/31/05        3/31/04
                                                        ---------      ---------      ---------      ---------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                  $  (2,579)     $  (3,646)     $    (706)     $    (919)
   Net Realized Gain from Security Transactions            15,386         54,225         11,011         15,694
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                        (21,263)        21,198         (7,871)        19,064
                                                        ---------      ---------      ---------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                             (8,456)        71,777          2,434         33,839
                                                        ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                            6,180         13,821          8,434         41,648
   Shares Issued upon Reorganization of the
     Limited and New Opportunities Funds 2                     --             --             --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 2                                 --             --             --             --
   Shares Redeemed                                        (65,149)       (79,683)       (29,474)       (63,030)
   Redemption Fees 3                                            2             --             --             --
                                                        ---------      ---------      ---------      ---------
   Total PBHG Class Transactions                          (58,967)       (65,862)       (21,040)       (21,382)
                                                        ---------      ---------      ---------      ---------
   Advisor Class
   Shares Issued                                               --             --            410          1,293
   Shares Redeemed                                             --             --           (709)          (364)
                                                        ---------      ---------      ---------      ---------
   Total Advisor Class Transactions                            --             --           (299)           929
                                                        ---------      ---------      ---------      ---------
   Class A 4
   Shares Issued                                               --             50             --             57
   Shares Redeemed                                             --             --             (6)            --
                                                        ---------      ---------      ---------      ---------
   Total Class A Transactions                                  --             50             (6)            57
                                                        ---------      ---------      ---------      ---------
   Class C 4
   Shares Issued                                               --             50              7             50
                                                        ---------      ---------      ---------      ---------
   Total Class C Transactions                                  --             50              7             50
                                                        ---------      ---------      ---------      ---------
   Decrease in Net Assets Derived from
     Capital Share Transactions                           (58,967)       (65,762)       (21,338)       (20,346)
                                                        ---------      ---------      ---------      ---------
   Total Increase (Decrease) in Net Assets                (67,423)         6,015        (18,904)        13,493
                                                        ---------      ---------      ---------      ---------
NET ASSETS:
   Beginning of Year                                      231,142        225,127         71,740         58,247
                                                        ---------      ---------      ---------      ---------
   End of Year                                          $ 163,719      $ 231,142      $  52,836      $  71,740
                                                        =========      =========      =========      =========
   Undistributed Net Investment Income                  $      --      $      --      $      --      $      --
                                                        =========      =========      =========      =========






1. See Note 5 on page 116.
2. See Note 1 on page 109.
3. See Note 2 on page 112.
4. Class A and C shares commenced operations on September 30, 2003 for the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap Growth Concentrated, and PBHG Select Growth Funds. Class A and C shares commenced operations on
   July 31, 2003 for the PBHG Large Cap Growth and PBHG Strategic Small
   Company Funds.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                     94 & 95

PBHG FUNDS

--------------------------------------------------------------------------------

                                                                       ANALYTIC                       PBHG
                                                                DISCIPLINED EQUITY FUND           FOCUSED FUND
                                                               ------------------------      ------------------------
                                                                 4/1/04        4/1/03         4/1/04         4/1/03
                                                                   to            to             to             to
                                                                 3/31/05       3/31/04        3/31/05        3/31/04
                                                               ---------      ---------      ---------      ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                 $     354      $     384      $      88      $     (40)
   Net Realized Gain from Security Transactions and Futures         4,327          9,763          1,915          6,158
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures                                       302          8,466           (350)         3,273
                                                                ---------      ---------      ---------      ---------
   Net Increase in Net Assets Resulting from Operations             4,983         18,613          1,653          9,391
                                                                ---------      ---------      ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                     (437)          (317)            --             --
      Advisor Class                                                    --             --             --             --
      Class A                                                          (1)            --             --             --
      Class C                                                          --             --             --             --
   Net Realized Gains from Security Transactions
      PBHG Class                                                       --             --             --             --
      Advisor Class                                                    --             --             --             --
      Class A                                                          --             --             --             --
      Class C                                                          --             --             --             --
                                                                ---------      ---------      ---------      ---------
   Total Distributions                                               (438)          (317)            --             --
                                                                ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                    8,096         15,395          2,981          5,003
   Shares Issued upon Reinvestment of Distributions                   430            305             --             --
   Shares Redeemed                                                (23,493)       (22,296)       (11,475)       (11,097)
   Redemption Fees 4                                                   --             --             --             --
                                                                ---------      ---------      ---------      ---------
   Total PBHG Class Transactions                                  (14,967)        (6,596)        (8,494)        (6,094)
                                                                ---------      ---------      ---------      ---------
   Advisor Class 3
   Shares Issued                                                       --             --             --             --
   Shares Issued upon Reinvestment of Distributions                    --             --             --             --
   Shares Redeemed                                                     --             --             --             --
                                                                ---------      ---------      ---------      ---------
   Total Advisor Class Transactions                                    --             --             --             --
                                                                ---------      ---------      ---------      ---------
   Class A 2
   Shares Issued                                                      167             74             --             50
   Shares Issued upon Reinvestment of Distributions                     1             --             --             --
   Shares Redeemed                                                    (94)            --             --             --
                                                                ---------      ---------      ---------      ---------
   Total Class A Transactions                                          74             74             --             50
                                                                ---------      ---------      ---------      ---------
   Class C 2
   Shares Issued                                                        5             71             --             50
   Shares Issued upon Reinvestment of Distributions                    --             --             --             --
   Shares Redeemed                                                     --             --             --             --
                                                                ---------      ---------      ---------      ---------
   Total Class C Transactions                                           5             71             --             50
                                                                ---------      ---------      ---------      ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                              (14,888)        (6,451)        (8,494)        (5,994)
                                                                ---------      ---------      ---------      ---------
   Total Increase (Decrease) in Net Assets                        (10,343)        11,845         (6,841)         3,397
                                                                ---------      ---------      ---------      ---------
NET ASSETS:
   Beginning of Year                                               65,828         53,983         26,690         23,293
                                                                ---------      ---------      ---------      ---------
   End of Year                                                  $  55,485      $  65,828      $  19,849      $  26,690
                                                                =========      =========      =========      =========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of
     Net Investment Income)                                     $      54      $     138      $      88      $      --
                                                                =========      =========      =========      =========

                                                                        PBHG                                  PBHG
                                                                    LARGE CAP FUND                        MID-CAP FUND
                                                                ------------------------          ----------------------------
                                                                 4/1/04         4/1/03              4/1/04           4/1/03
                                                                   to             to                  to               to
                                                                 3/31/05        3/31/04             3/31/05          3/31/04
                                                                ---------      ---------          -----------      -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                  $   1,145      $   3,833         $      (826)     $    (2,009)
   Net Realized Gain from Security Transactions and Futures         13,041         47,775              56,606           73,216
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures                                    (10,070)        19,146             (15,726)          77,142
                                                                 ---------      ---------         -----------      -----------
   Net Increase in Net Assets Resulting from Operations              4,116         70,754              40,054          148,349
                                                                 ---------      ---------         -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                    (1,533)        (3,474)                 --               --
      Advisor Class                                                     (4)            (8)                 --               --
      Class A                                                           (1)            (1)                 --               --
      Class C                                                           --             (1)                 --               --
   Net Realized Gains from Security Transactions
      PBHG Class                                                        --             --             (39,243)              --
      Advisor Class                                                     --             --                (611)              --
      Class A                                                           --             --                 (21)              --
      Class C                                                           --             --                  (9)              --
                                                                 ---------      ---------         -----------      -----------
   Total Distributions                                              (1,538)        (3,484)            (39,884)              --
                                                                 ---------      ---------         -----------      -----------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                    12,152         37,413             106,495          208,588
   Shares Issued upon Reinvestment of Distributions                  1,491          3,192              37,961               --
   Shares Redeemed                                                (108,886)      (177,011)           (141,549)        (191,070)
   Redemption Fees 4                                                    --             --                   3               --
                                                                 ---------      ---------         -----------      -----------
   Total PBHG Class Transactions                                   (95,243)      (136,406)              2,910           17,518
                                                                 ---------      ---------         -----------      -----------
   Advisor Class 3
   Shares Issued                                                       152            742               3,466            4,681
   Shares Issued upon Reinvestment of Distributions                      4              8                 611               --
   Shares Redeemed                                                    (437)          (615)             (2,109)          (1,157)
                                                                 ---------      ---------         -----------      -----------
   Total Advisor Class Transactions                                   (281)           135               1,968            3,524
                                                                 ---------      ---------         -----------      -----------
   Class A 2
   Shares Issued                                                        --             50                  95              173
   Shares Issued upon Reinvestment of Distributions                     --              1                  18               --
   Shares Redeemed                                                      --             --                 (45)              --
                                                                 ---------      ---------         -----------      -----------
   Total Class A Transactions                                           --             51                  68              173
                                                                 ---------      ---------         -----------      -----------
   Class C 2
   Shares Issued                                                        --             50                  76               78
   Shares Issued upon Reinvestment of Distributions                     --              1                   9               --
   Shares Redeemed                                                      --             --                  (7)              --
                                                                 ---------      ---------         -----------      -----------
   Total Class C Transactions                                           --             51                  78               78
                                                                 ---------      ---------         -----------      -----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                               (95,524)      (136,169)              5,024           21,293
                                                                 ---------      ---------         -----------      -----------
   Total Increase (Decrease) in Net Assets                         (92,946)       (68,899)              5,194          169,642
                                                                 ---------      ---------         -----------      -----------
NET ASSETS:
   Beginning of Year                                               215,541        284,440             459,306          289,664
                                                                 ---------      ---------         -----------      -----------
   End of Year                                                   $ 122,595      $ 215,541         $   464,500      $   459,306
                                                                 =========      =========         ===========      ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of
     Net Investment Income)                                      $      --      $     349         $        --      $        --
                                                                 =========      =========         ===========      ===========



                                                                             PBHG                           CLIPPER
                                                                        SMALL CAP FUND                    FOCUS FUND
                                                                ----------------------------      ----------------------------
                                                                   4/1/04          4/1/03           4/1/04           4/1/03
                                                                     to              to               to               to
                                                                   3/31/05         3/31/04          3/31/05          3/31/04
                                                                -----------      -----------      -----------      -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                 $      (769)     $      (974)     $     4,109      $     3,404
   Net Realized Gain from Security Transactions and Futures          14,973           28,727           41,355            2,571
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures                                     (11,089)          21,362           32,281          236,458
                                                                -----------      -----------      -----------      -----------
   Net Increase in Net Assets Resulting from Operations               3,115           49,115           77,745          242,433
                                                                -----------      -----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                         --               --           (3,938)          (4,107)
      Advisor Class                                                      --               --               (2)              (1)
      Class A                                                            --               --              (10)              (2)
      Class C                                                            --               --               --               (3)
   Net Realized Gains from Security Transactions
      PBHG Class                                                         --               --          (16,581)          (1,160)
      Advisor Class                                                      --               --              (18)              --
      Class A                                                            --               --              (82)              (1)
      Class C                                                            --               --             (134)              (1)
                                                                -----------      -----------      -----------      -----------
   Total Distributions                                                   --               --          (20,765)          (5,275)
                                                                -----------      -----------      -----------      -----------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                      6,637           24,564          554,700          580,556
   Shares Issued upon Reinvestment of Distributions                      --               --           19,907            4,953
   Shares Redeemed                                                  (51,678)         (73,595)        (384,908)        (342,001)
   Redemption Fees 4                                                     --               --                2               --
                                                                -----------      -----------      -----------      -----------
   Total PBHG Class Transactions                                    (45,041)         (49,031)         189,701          243,508
                                                                -----------      -----------      -----------      -----------
   Advisor Class 3
   Shares Issued                                                         67            1,300            1,112              704
   Shares Issued upon Reinvestment of Distributions                      --               --               18                1
   Shares Redeemed                                                     (146)          (1,432)          (1,021)             (14)
                                                                -----------      -----------      -----------      -----------
   Total Advisor Class Transactions                                     (79)            (132)             109              691
                                                                -----------      -----------      -----------      -----------
   Class A 2
   Shares Issued                                                         10               50            3,977            2,687
   Shares Issued upon Reinvestment of Distributions                      --               --               81                3
   Shares Redeemed                                                       --               --           (1,062)            (101)
                                                                -----------      -----------      -----------      -----------
   Total Class A Transactions                                            10               50            2,996            2,589
                                                                -----------      -----------      -----------      -----------
   Class C 2
   Shares Issued                                                          5               50            7,461            3,166
   Shares Issued upon Reinvestment of Distributions                      --               --              126                4
   Shares Redeemed                                                       --               --             (881)             (58)
                                                                -----------      -----------      -----------      -----------
   Total Class C Transactions                                             5               50            6,706            3,112
                                                                -----------      -----------      -----------      -----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                                (45,105)         (49,063)         199,512          249,900
                                                                -----------      -----------      -----------      -----------
   Total Increase (Decrease) in Net Assets                          (41,990)              52          256,492          487,058
                                                                -----------      -----------      -----------      -----------
NET ASSETS:
   Beginning of Year                                                102,714          102,662        1,134,566          647,508
                                                                -----------      -----------      -----------      -----------
   End of Year                                                  $    60,724      $   102,714      $ 1,391,058      $ 1,134,566
                                                                ===========      ===========      ===========      ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of
     Net Investment Income)                                     $        --      $        --      $       154      $        (1)
                                                                ===========      ===========      ===========      ===========


1. See Note 5 on page 116.
2. Class A and C shares commenced operations on September 30, 2003 for the PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for the Analytic Disciplined Equity, PBHG Mid-Cap, and Clipper Focus Funds.
3. The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
4. See Note 2 on page 112.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                     96 & 97

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------

                                                                              TS&W                        HEITMAN
                                                                      SMALL CAP VALUE FUND               REIT FUND
                                                                   ------------------------      ------------------------
                                                                     4/1/04        7/25/03*        4/1/04        4/1/03
                                                                       to             to             to            to
                                                                     3/31/05       3/31/04         3/31/05       3/31/04
                                                                   ---------      ---------      ---------      ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $    (418)     $     (61)     $   3,667      $   3,172
   Net Realized Gain from Security Transactions and Futures            1,308            979         12,851         10,518
   Net Realized Loss on Termination of Wrapper Contracts 1                --             --             --             --
   Net Realized Gain on Foreign Currency Transactions                     --             --             --             --
   Net Increase from Payments by Affiliates 1                             --             --             --             --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Foreign Currency Transactions and Futures        12,155          4,668         (3,522)        32,792
                                                                   ---------      ---------      ---------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                        13,045          5,586         12,996         46,482
                                                                   ---------      ---------      ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                          --             --         (3,336)        (3,470)
      Advisor Class                                                       --             --           (327)          (515)
      Class A                                                             --             --             (1)            (1)
      Class C                                                             --             --             (3)            (1)
   Return of Capital
      PBHG Class                                                          --             --             --           (436)
      Advisor Class                                                       --             --             --            (77)
   Net Realized Gains from Security Transactions
      PBHG Class                                                      (1,329)          (196)       (10,792)        (1,267)
      Advisor Class                                                       --             --         (1,123)          (198)
      Class A                                                             (9)            (1)            (5)            (1)
      Class C                                                             (9)            (1)           (17)            (1)
                                                                   ---------      ---------      ---------      ---------
   Total Distributions                                                (1,347)          (198)       (15,604)        (5,967)
                                                                   ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                      72,818          6,543         70,538         54,751
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 3                                      --         17,357             --             --
   Shares Issued upon Reinvestment of  Distributions                   1,284            195         10,021          3,199
   Redemption Fees 4                                                      10             --              8             --
   Shares Redeemed                                                   (19,475)        (3,871)       (66,994)       (28,527)
                                                                   ---------      ---------      ---------      ---------
   Total PBHG Class Transactions                                      54,637         20,224         13,573         29,423
                                                                   ---------      ---------      ---------      ---------
   Advisor Class
   Shares Issued                                                          --            166            821          1,996
   Shares Issued upon Reinvestment of  Distributions                      --              1          1,421            631
   Redemption Fees 4                                                      --             --             --             --
   Shares Redeemed                                                        --             --         (5,876)        (5,515)
                                                                   ---------      ---------      ---------      ---------
   Total Advisor Class Transactions                                       --            167         (3,634)        (2,888)
                                                                   ---------      ---------      ---------      ---------
   Class A 5
   Shares Issued                                                         647            124             --             50
   Shares Issued upon Reinvestment of  Distributions                       9              1              6              2
   Shares Redeemed                                                       (88)            --             --             --
                                                                   ---------      ---------      ---------      ---------
   Total Class A Transactions                                            568            125              6             52
                                                                   ---------      ---------      ---------      ---------
   Class C 5
   Shares Issued                                                         793             --             61            140
   Shares Issued upon Reinvestment of  Distributions                       9             --             19              2
   Shares Redeemed                                                       (14)            --             --             --
                                                                   ---------      ---------      ---------      ---------
   Total Class C Transactions                                            788             --             80            142
                                                                   ---------      ---------      ---------      ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                                  55,993         20,516         10,025         26,729
                                                                   ---------      ---------      ---------      ---------
   Total Increase (Decrease) in Net Assets                            67,691         25,904          7,417         67,244
                                                                   ---------      ---------      ---------      ---------
NET ASSETS:
   Beginning of Year                                                  25,904             --        151,861         84,617
                                                                   ---------      ---------      ---------      ---------
   End of Year                                                     $  93,595      $  25,904      $ 159,278      $ 151,861
                                                                   =========      =========      =========      =========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of Net Investment Income)             $      (3)     $      (3)     $   1,180      $      --
                                                                   =========      =========      =========      =========

                                                                     PBHG TECHNOLOGY &                 DWIGHT INTERMEDIATE
                                                                     COMMUNICATIONS FUND                FIXED INCOME FUND
                                                                  ------------------------         ----------------------------
                                                                   4/1/04         4/1/03              4/1/04           7/31/03*
                                                                     to             to                  to               to
                                                                   3/31/05        3/31/04             3/31/05          3/31/04
                                                                  ---------      ---------         -----------      -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                   $  (3,494)     $  (4,848)        $       234      $       128
   Net Realized Gain from Security Transactions and Futures           4,653         69,822                  42              153
   Net Realized Loss on Termination of Wrapper Contracts 1               --             --                  --               --
   Net Realized Gain on Foreign Currency Transactions                    --              1                  --               --
   Net Increase from Payments by Affiliates 1                            --             --                  --               --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Foreign Currency Transactions and Futures      (11,062)        59,949                 (23)              46
                                                                  ---------      ---------         -----------      -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                       (9,903)       124,924                 253              327
                                                                  ---------      ---------         -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                         --             --                (239)            (127)
      Advisor Class                                                      --             --                  --               --
      Class A                                                            --             --                  (2)              (1)
      Class C                                                            --             --                  (1)              (1)
   Return of Capital
      PBHG Class                                                         --             --                  --               --
      Advisor Class                                                      --             --                  --               --
   Net Realized Gains from Security Transactions
      PBHG Class                                                         --             --                (132)             (47)
      Advisor Class                                                      --             --                  --               --
      Class A                                                            --             --                  (1)              --
      Class C                                                            --             --                  (2)              (1)
                                                                  ---------      ---------         -----------      -----------
   Total Distributions                                                   --             --                (377)            (177)
                                                                  ---------      ---------         -----------      -----------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                     17,197         76,983               2,628            6,985
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 3                                     --             --                  --               --
   Shares Issued upon Reinvestment of  Distributions                     --             --                 369              173
   Redemption Fees 4                                                      1             --                  --               --
   Shares Redeemed                                                  (92,058)      (146,228)             (1,949)            (928)
                                                                  ---------      ---------         -----------      -----------
   Total PBHG Class Transactions                                    (74,860)       (69,245)              1,048            6,230
                                                                  ---------      ---------         -----------      -----------
   Advisor Class
   Shares Issued                                                      2,477          5,548                  --               --
   Shares Issued upon Reinvestment of  Distributions                     --             --                  --               --
   Redemption Fees 4                                                     --             --                  --               --
   Shares Redeemed                                                   (7,829)        (2,331)                 --               --
                                                                  ---------      ---------         -----------      -----------
   Total Advisor Class Transactions                                  (5,352)         3,217                  --               --
                                                                  ---------      ---------         -----------      -----------
   Class A 5
   Shares Issued                                                         --             50                  --               50
   Shares Issued upon Reinvestment of  Distributions                     --             --                   3                1
   Shares Redeemed                                                       --             --                  --               --
                                                                  ---------      ---------         -----------      -----------
   Total Class A Transactions                                            --             50                   3               51
                                                                  ---------      ---------         -----------      -----------
   Class C 5
   Shares Issued                                                         --             50                  --               63
   Shares Issued upon Reinvestment of  Distributions                     --             --                   2                2
   Shares Redeemed                                                       --             --                  --               --
                                                                  ---------      ---------         -----------      -----------
   Total Class C Transactions                                            --             50                   2               65
                                                                  ---------      ---------         -----------      -----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                                (80,212)       (65,928)              1,053            6,346
                                                                  ---------      ---------         -----------      -----------
   Total Increase (Decrease) in Net Assets                          (90,115)        58,996                 929            6,496
                                                                  ---------      ---------         -----------      -----------
NET ASSETS:
   Beginning of Year                                                328,525        269,529               6,496               --
                                                                  ---------      ---------         -----------      -----------
   End of Year                                                    $ 238,410      $ 328,525         $     7,425      $     6,496
                                                                  =========      =========         ===========      ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of Net Investment Income)            $      --      $      (6)        $        --      $        --
                                                                  =========      =========         ===========      ===========


                                                                        DWIGHT SHORT TERM                       PBHG
                                                                        FIXED INCOME FUND                CASH RESERVES FUND
                                                                   ----------------------------      ----------------------------
                                                                      4/1/04          4/1/03           4/1/04           4/1/03
                                                                        to              to               to               to
                                                                      3/31/05         3/31/04          3/31/05          3/31/04
                                                                   -----------      -----------      -----------      -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $    20,930      $    38,857      $       418      $       235
   Net Realized Gain from Security Transactions and Futures              4,207            5,082               --               --
   Net Realized Loss on Termination of Wrapper Contracts 1             (15,258)              --               --               --
   Net Realized Gain on Foreign Currency Transactions                       --               --               --               --
   Net Increase from Payments by Affiliates 1                            7,420               --               --               --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Foreign Currency Transactions and Futures          (1,671)             322               --               --
                                                                   -----------      -----------      -----------      -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                          15,628           44,261              418              235
                                                                   -----------      -----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                                       (23,747)         (38,939)            (418)            (235)
      Advisor Class                                                       (135)            (138)              --               --
      Class A                                                               (1)              (1)              --               --
      Class C                                                               (1)              (1)              --               --
   Return of Capital
      PBHG Class                                                            --           (5,997)              --               --
      Advisor Class                                                         --              (22)              --               --
   Net Realized Gains from Security Transactions
      PBHG Class                                                        (2,441)              --               --               --
      Advisor Class                                                        (18)              --               --               --
      Class A                                                               --               --               --               --
      Class C                                                               --               --               --               --
                                                                   -----------      -----------      -----------      -----------
   Total Distributions                                                 (26,343)         (45,098)            (418)            (235)
                                                                   -----------      -----------      -----------      -----------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                       240,141          552,901           31,515           62,725
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 3                                        --               --               --               --
   Shares Issued upon Reinvestment of  Distributions                    25,737           43,733              341              214
   Redemption Fees 4                                                        72              790               --               --
   Shares Redeemed                                                  (1,287,429)        (365,326)         (44,041)        (103,493)
                                                                   -----------      -----------      -----------      -----------
   Total PBHG Class Transactions                                    (1,021,479)         232,098          (12,185)         (40,554)
                                                                   -----------      -----------      -----------      -----------
   Advisor Class
   Shares Issued                                                         2,081            6,539               --               --
   Shares Issued upon Reinvestment of  Distributions                       142              151               --               --
   Redemption Fees 4                                                        (6)               6               --               --
   Shares Redeemed                                                      (7,858)            (748)              --               --
                                                                   -----------      -----------      -----------      -----------
   Total Advisor Class Transactions                                     (5,641)           5,948               --               --
                                                                   -----------      -----------      -----------      -----------
   Class A 5
   Shares Issued                                                            --               50               --               --
   Shares Issued upon Reinvestment of  Distributions                         1                1               --               --
   Shares Redeemed                                                          --               --               --               --
                                                                   -----------      -----------      -----------      -----------
   Total Class A Transactions                                                1               51               --               --
                                                                   -----------      -----------      -----------      -----------
   Class C 5
   Shares Issued                                                            --               50               --               --
   Shares Issued upon Reinvestment of  Distributions                         1                1               --               --
   Shares Redeemed                                                          --               --               --               --
                                                                   -----------      -----------      -----------      -----------
   Total Class C Transactions                                                1               51               --               --
                                                                   -----------      -----------      -----------      -----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                                (1,027,118)         238,148          (12,185)         (40,554)
                                                                   -----------      -----------      -----------      -----------
   Total Increase (Decrease) in Net Assets                          (1,037,833)         237,311          (12,185)         (40,554)
                                                                   -----------      -----------      -----------      -----------
NET ASSETS:
   Beginning of Year                                                 1,432,414        1,195,103           53,905           94,459
                                                                   -----------      -----------      -----------      -----------
   End of Year                                                     $   394,581      $ 1,432,414      $    41,720      $    53,905
                                                                   ===========      ===========      ===========      ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of Net Investment Income)             $        (5)     $     9,703      $        --      $        --
                                                                   ===========      ===========      ===========      ===========



* Commencement of Operations.
1.  See Note 2 on pages 109-110.
2.  See Note 5 on page 116.
3.  See Note 1 on page 109.
4.  See Note 2 on page 112.
5. Class A and C shares commenced operations on September 30, 2003 for the Heitman REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for the TS&W Small Cap Value, Dwight Intermediate Fixed Income, and Dwight Short Term Fixed Income Funds.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                     98 & 99

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                    Net                                                     Realized and
                                   Asset                                                     Unrealized
                                   Value               Net                                    Gains or               Total
                                 Beginning         Investment         Redemption              (Losses)               from
                                 of Period            Loss               Fees               on Securities         Operations
---------------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                             $12.66           $(0.16) 1             --                  $(0.08)               $(0.24)
  2004                               7.94            (0.16) 1             --                    4.88                  4.72
  2003                              14.23            (0.14)               --                   (6.15)                (6.29)
  2002                              15.96            (0.17) 1             --                   (1.56)                (1.73)
  2001                              40.00            (0.10) 1             --                  (21.81)               (21.91)

  CLASS A
  2005                             $12.63           $(0.19) 1             --                  $(0.08)               $(0.27)
  2004 ++                           12.03            (0.10) 1             --                    0.70                  0.60

  CLASS C
  2005                             $12.59           $(0.28) 1             --                  $(0.09)               $(0.37)
  2004 ++                           12.03            (0.15) 1             --                    0.71                  0.56

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                             $18.34           $(0.19) 1             --                 $  0.21                $ 0.02
  2004                              13.90            (0.20) 1             --                    4.64                  4.44
  2003                              18.94            (0.17) 1             --                   (4.87)                (5.04)
  2002                              21.74            (0.20) 1             --                   (2.60)                (2.80)
  2001                              58.73            (0.20) 1             --                  (30.53)               (30.73)

  ADVISOR CLASS
  2005                             $17.98           $(0.24) 1             --                 $  0.20                $(0.04)
  2004                              13.66            (0.24) 1             --                    4.56                  4.32
  2003                              18.66            (0.21) 1             --                   (4.79)                (5.00)
  2002                              21.46            (0.26) 1             --                   (2.54)                (2.80)
  2001                              58.19            (0.30) 1             --                  (30.17)               (30.47)

  CLASS A
  2005                             $18.32           $(0.25) 1             --                 $  0.22                $(0.03)
  2004 ++                           16.68            (0.13) 1             --                    1.77                  1.64

  CLASS C
  2005                             $18.25           $(0.38) 1             --                 $  0.22                $(0.16)
  2004 ++                           16.68            (0.20) 1             --                    1.77                  1.57




                                                                                                              Net
                                     Distributions          Distributions                                    Asset
                                       from Net                 from                                         Value
                                      Investment               Capital                 Total                  End
                                        Income                  Gains              Distributions           of Period
-----------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                                  --                        --                     --                 $12.42
  2004                                  --                        --                     --                  12.66
  2003                                  --                        --                     --                   7.94
  2002                                  --                        --                     --                  14.23
  2001                                  --                    $(2.13)                $(2.13)                 15.96

  CLASS A
  2005                                  --                        --                     --                 $12.36
  2004 ++                               --                        --                     --                  12.63

  CLASS C
  2005                                  --                        --                     --                 $12.22
  2004 ++                               --                        --                     --                  12.59

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                                  --                        --                     --                 $18.36
  2004                                  --                        --                     --                  18.34
  2003                                  --                        --                     --                  13.90
  2002                                  --                        --                     --                  18.94
  2001                                  --                    $(6.26)                $(6.26)                 21.74

  ADVISOR CLASS
  2005                                  --                        --                     --                 $17.94
  2004                                  --                        --                     --                  17.98
  2003                                  --                        --                     --                  13.66
  2002                                  --                        --                     --                  18.66
  2001                                  --                    $(6.26)                $(6.26)                 21.46

  CLASS A
  2005                                  --                        --                     --                 $18.29
  2004 ++                               --                        --                     --                  18.32

  CLASS C
  2005                                  --                        --                     --                 $18.09
  2004 ++                               --                        --                     --                  18.25






                                                                                                            Ratio
                                                                                                         of Expenses
                                                                                                         to Average
                                                                                                         Net Assets
                                                                                                         (Excluding
                                                                                                          Waivers,
                                                 Net                               Ratio of Net           Expenses
                                               Assets             Ratio            Investment             Borne by
                                                 End           of Expenses            Loss                 Adviser
                              Total           of Period        to Average          to Average            and Expense
                             Return             (000)          Net Assets          Net Assets           Reduction)^^^
--------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                      (1.90)%         $   184,294            1.46%              (1.36)%               1.47%
  2004                      59.45%              278,178            1.40%              (1.30)%               1.41%
  2003                     (44.20)%             201,460            1.55%              (1.44)%               1.55%
  2002                     (10.84)%             408,161            1.39%              (1.06)%               1.39%
  2001                     (56.95)%             538,294            1.26%              (0.33)%               1.26%

  CLASS A
  2005                      (2.14)%         $        51            1.71%              (1.61)%               1.72%
  2004 ++                    4.99%+                  53            1.62%*             (1.57)%*              1.63%*

  CLASS C
  2005                      (2.94)%         $        51            2.46%              (2.36)%               2.47%
  2004 ++                    4.66%+                  52            2.37%*             (2.32)%*              2.38%*

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                       0.11%          $   714,903            1.40%              (1.16)%               1.40%
  2004                      31.94%              986,917            1.38%              (1.16)%               1.39%
  2003                     (26.61)%           1,118,887            1.42%              (1.12)%               1.42%
  2002                     (12.88)%           1,925,422            1.33%              (0.95)%               1.33%
  2001                     (56.57)%           2,883,036            1.25%              (0.46)%               1.25%

  ADVISOR CLASS
  2005                      (0.22)%         $       120            1.65%              (1.39)%               1.65%
  2004                      31.63%               40,534            1.63%              (1.42)%               1.64%
  2003                     (26.80)%              33,619            1.67%              (1.37)%               1.67%
  2002                     (13.05)%              50,259            1.58%              (1.20)%               1.58%
  2001                     (56.65)%              69,469            1.50%              (0.71)%               1.50%

  CLASS A
  2005                      (0.16)%         $        55            1.65%              (1.41)%               1.65%
  2004 ++                    9.83%+                  55            1.61%*             (1.42)%*              1.62%*

  CLASS C
  2005                      (0.88)%         $        54            2.40%              (2.16)%               2.40%
  2004 ++                    9.41%+                  55            2.36%*             (2.17)%*              2.37%*





                               Ratio of Net
                              Investment Loss
                                to Average
                                Net Assets
                                (Excluding
                                 Waivers,
                                 Expenses
                                 Borne by
                                Adviser and         Portfolio
                                  Expense            Turnover
                               Reduction)^^^           Rate
-----------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                           (1.37)%              68.28%
  2004                           (1.31)%              96.38%
  2003                           (1.44)%             218.32%
  2002                           (1.07)%             150.95%
  2001                           (0.33)%              89.91%

  CLASS A
  2005                           (1.62)%              68.28%
  2004 ++                        (1.58)%*             96.38%+

  CLASS C
  2005                           (2.37)%              68.28%
  2004 ++                        (2.33)%*             96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                           (1.16)%              36.93%
  2004                           (1.17)%             163.61%
  2003                           (1.12)%             167.87%
  2002                           (0.96)%             170.67%
  2001                           (0.46)%             104.48%

  ADVISOR CLASS
  2005                           (1.39)%              36.93%
  2004                           (1.43)%             163.61%
  2003                           (1.37)%             167.87%
  2002                           (1.22)%             170.67%
  2001                           (0.71)%             104.48%

  CLASS A
  2005                           (1.41)%              36.93%
  2004 ++                        (1.43)%*            163.61%+

  CLASS C
  2005                           (2.16)%              36.93%
  2004 ++                        (2.18)%*            163.61%+








The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net                                                  Realized and
                                              Asset                                                  Unrealized
                                              Value              Net                                  Gains or
                                            Beginning        Investment           Redemption          (Losses)
                                            of Period           Loss                 Fees           on Securities
---------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $15.12          $(0.09) 1                --               $(1.00)
  2004                                        11.35           (0.17) 1                --                 3.94
  2003                                        15.15           (0.09) 1                --                (3.71)
  2002                                        17.81           (0.11) 1                --                (2.55)
  2001                                        44.34           (0.12) 1                --               (22.04)

  ADVISOR CLASS
  2005                                       $15.01          $(0.13) 1                --               $(0.99)
  2004                                        11.30           (0.21) 1                --                 3.92
  2003                                        15.10           (0.12) 1                --                (3.68)
  2002                                        17.80           (0.16) 1                --                (2.54)
  2001 2                                      25.20           (0.02) 1                --                (7.38)

  CLASS A
  2005                                       $15.10          $(0.13) 1                --               $(1.00)
  2004 ++                                     13.31           (0.12) 1                --                 1.91

  CLASS C
  2005                                       $15.05          $(0.24) 1                --               $(0.99)
  2004 ++                                     13.31           (0.17) 1                --                 1.91

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.80          $(0.08) 1                --               $(0.52)
  2004                                        15.10           (0.15) 1                --                 4.85
  2003                                        19.67           (0.11) 1                --                (4.46)
  2002                                        22.90           (0.14) 1                --                (3.09)
  2001                                        38.37           (0.05) 1                --               (13.48)

  ADVISOR CLASS
  2005                                       $19.64          $(0.14) 1                --               $(0.51)
  2004                                        15.02           (0.19) 1                --                 4.81
  2003                                        19.62           (0.15) 1                --                (4.45)
  2002                                        22.89           (0.19) 1                --                (3.08)
  2001 2                                      29.10           (0.03) 1                --                (6.18)

  CLASS A
  2005                                       $19.77          $(0.14) 1                --               $(0.51)
  2004 +++                                    17.45           (0.14) 1                --                 2.46

  CLASS C
  2005                                       $19.67          $(0.27) 1                --               $(0.52)
  2004 +++                                    17.45           (0.23) 1                --                 2.45



                                                                     Distributions        Distributions
                                                    Total              from Net               from
                                                    from              Investment             Capital              Total
                                                 Operations             Income                Gains           Distributions
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                              $(1.09)               --                      --                  --
  2004                                                3.77                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.66)               --                      --                  --
  2001                                              (22.16)               --                  $(4.37)             $(4.37)

  ADVISOR CLASS
  2005                                              $(1.12)               --                      --                  --
  2004                                                3.71                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.70)               --                      --                  --
  2001 2                                             (7.40)               --                      --                  --

  CLASS A
  2005                                              $(1.13)               --                      --                  --
  2004 ++                                             1.79                --                      --                  --

  CLASS C
  2005                                              $(1.23)               --                      --                  --
  2004 ++                                             1.74                --                      --                  --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                              $(0.60)               --                      --                  --
  2004                                                4.70                --                      --                  --
  2003                                               (4.57)               --                      --                  --
  2002                                               (3.23)               --                      --                  --
  2001                                              (13.53)               --                  $(1.94)             $(1.94)

  ADVISOR CLASS
  2005                                              $(0.65)               --                      --                  --
  2004                                                4.62                --                      --                  --
  2003                                               (4.60)               --                      --                  --
  2002                                               (3.27)               --                      --                  --
  2001 2                                             (6.21)               --                      --                  --

  CLASS A
  2005                                              $(0.65)               --                      --                  --
  2004 +++                                            2.32                --                      --                  --

  CLASS C
  2005                                              $(0.79)               --                      --                  --
  2004 +++                                            2.22                --                      --                  --


                                              Net                                Net
                                             Asset                             Assets              Ratio
                                             Value                               End            of Expenses
                                              End            Total            of Period         to Average
                                           of Period        Return              (000)           Net Assets
------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $14.03          (7.21)%           $153,215            1.46%
  2004                                        15.12          33.22%             217,059            1.46%
  2003                                        11.35         (25.08)%            209,192            1.48%
  2002                                        15.15         (14.94)%            333,115            1.36%
  2001                                        17.81         (53.84)%            501,921            1.23%

  ADVISOR CLASS
  2005                                       $13.89          (7.46)%           $    107            1.71%
  2004                                        15.01          32.83%                  96            1.71%
  2003                                        11.30         (25.17)%                 63            1.73%
  2002                                        15.10         (15.17)%                 60            1.61%
  2001 2                                      17.80         (29.37)%+                71            1.54%*

  CLASS A
  2005                                       $13.97          (7.48)%           $     52            1.71%
  2004 ++                                     15.10          13.45%+                 57            1.70%*

  CLASS C
  2005                                       $13.82          (8.17)%           $     62            2.46%
  2004 ++                                     15.05          13.07%+                 57            2.45%*

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.20          (3.03)%           $143,955            1.32%
  2004                                        19.80          31.13%             184,688            1.34%
  2003                                        15.10         (23.23)%            172,972            1.33%
  2002                                        19.67         (14.10)%            258,297            1.26%
  2001                                        22.90         (36.55)%            327,689            1.18%

  ADVISOR CLASS
  2005                                       $18.99          (3.31)%           $    318            1.57%
  2004                                        19.64          30.76%                 561            1.59%
  2003                                        15.02         (23.45)%                497            1.58%
  2002                                        19.62         (14.29)%                156            1.51%
  2001 2                                      22.89         (21.34)%+                79            1.43%*

  CLASS A
  2005                                       $19.12          (3.29)%           $     55            1.57%
  2004 +++                                    19.77          13.30%+                 77            1.58%*

  CLASS C
  2005                                       $18.88          (4.02)%           $     67            2.32%
  2004 +++                                    19.67          12.72%+                 56            2.33%*



                                                                 Ratio           Ratio of Net
                                                               of Expenses       Investment Loss
                                                               to Average          to Average
                                                               Net Assets          Net Assets
                                                               (Excluding          (Excluding
                                                                Waivers,            Waivers,
                                            Ratio of Net        Expenses            Expenses
                                             Investment           Borne             Borne by
                                                Loss           by Adviser          Adviser and         Portfolio
                                             to Average        and Expense           Expense           Turnover
                                             Net Assets       Reduction)^^^       Reduction)^^^          Rate
-------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                          (0.64)%          1.46%               (0.64)%            41.95%
  2004                                          (1.24)%          1.47%               (1.25)%            73.65%
  2003                                          (0.74)%          1.48%               (0.74)%           156.30%
  2002                                          (0.66)%          1.36%               (0.67)%           152.53%
  2001                                          (0.34)%          1.23%               (0.34)%           142.46%

  ADVISOR CLASS
  2005                                          (0.85)%          1.71%               (0.85)%            41.95%
  2004                                          (1.50)%          1.72%               (1.51)%            73.65%
  2003                                          (1.00)%          1.73%               (1.00)%           156.30%
  2002                                          (0.91)%          1.61%               (0.92)%           152.53%
  2001 2                                        (0.40)%*         1.54%*              (0.40)%*          142.46%+

  CLASS A
  2005                                          (0.88)%          1.71%               (0.88)%            41.95%
  2004 ++                                       (1.56)%*         1.71%*              (1.57)%*           73.65%+

  CLASS C
  2005                                          (1.60)%          2.46%               (1.60)%            41.95%
  2004 ++                                       (2.31)%*         2.46%*              (2.32)%*           73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                          (0.43)%          1.32%               (0.43)%            35.70%
  2004                                          (0.83)%          1.35%               (0.84)%            63.17%
  2003                                          (0.67)%          1.33%               (0.67)%           124.58%
  2002                                          (0.62)%          1.26%               (0.63)%           148.93%
  2001                                          (0.14)%          1.18%               (0.14)%           146.18%

  ADVISOR CLASS
  2005                                          (0.72)%          1.57%               (0.72)%            35.70%
  2004                                          (1.09)%          1.60%               (1.10)%            63.17%
  2003                                          (0.93)%          1.58%               (0.93)%           124.58%
  2002                                          (0.87)%          1.51%               (0.88)%           148.93%
  2001 2                                        (0.42)%*         1.43%*              (0.42)%*          146.18%+

  CLASS A
  2005                                          (0.72)%          1.57%               (0.72)%            35.70%
  2004 +++                                      (1.09)%*         1.59%*              (1.10)%*           63.17%+

  CLASS C
  2005                                          (1.40)%          2.32%               (1.40)%            35.70%
  2004 +++                                      (1.83)%*         2.34%*              (1.84)%*           63.17%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                           Net                                                      Realized and
                                          Asset                Net                                   Unrealized
                                          Value            Investment                                 Gains or            Total
                                        Beginning            Income            Redemption             (Losses)            from
                                        of Period            (Loss)               Fees              on Securities      Operations
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                   $20.91             $(0.26) 1               --                $(0.70)            $(0.96)
  2004                                    15.71              (0.28) 1               --                  5.48               5.20
  2003                                    22.74              (0.19)                 --                 (6.84)             (7.03)
  2002                                    26.58              (0.25) 1               --                 (3.59)             (3.84)
  2001                                    77.81              (0.24) 1               --                (48.55)            (48.79)

  CLASS A
  2005                                   $20.88             $(0.31) 1               --                $(0.70)            $(1.01)
  2004 ++                                 19.43              (0.18) 1               --                  1.63               1.45

  CLASS C
  2005                                   $20.80             $(0.46) 1               --                $(0.69)            $(1.15)
  2004 ++                                 19.43              (0.26) 1               --                  1.63               1.37

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                   $13.68             $(0.16) 1               --                 $0.95              $0.79
  2004                                     8.72              (0.14) 1               --                  5.10               4.96
  2003                                    13.37              (0.11) 1               --                 (4.54)             (4.65)
  2002                                    12.08              (0.13) 1               --                  1.42               1.29
  2001                                    19.34              (0.11) 1               --                 (4.55)             (4.66)

  ADVISOR CLASS
  2005                                   $13.63             $(0.19) 1               --                 $0.94              $0.75
  2004                                     8.71              (0.18) 1               --                  5.10               4.92
  2003 3                                   9.29              (0.07)                 --                 (0.51)             (0.58)

  CLASS A
  2005                                   $13.66             $(0.19) 1               --                 $0.94              $0.75
  2004 +++                                11.72              (0.13) 1               --                  2.07               1.94

  CLASS C
  2005                                   $13.59             $(0.29) 1               --                 $0.93              $0.64
  2004 +++                                11.72              (0.19) 1               --                  2.06               1.87

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                    $9.84              $0.06 1                --                 $0.77              $0.83
  2004                                     7.35               0.05 1                --                  2.48               2.53
  2003                                    10.42               0.06                  --                 (3.06)             (3.00)
  2002 4                                  10.33               0.02                  --                  0.07               0.09
  2001 5                                  11.09               0.07                  --                 (0.76)             (0.69)
  2000 5                                  12.31               0.06                  --                 (1.20)             (1.14)

  CLASS A
  2005                                    $9.83              $0.04  1               --                 $0.77              $0.81
  2004 +++                                 8.66               0.03 1                --                  1.18               1.21

  CLASS C
  2005                                    $9.81             $(0.04) 1               --                 $0.76              $0.72
  2004 +++                                 8.66              (0.02) 1               --                  1.18               1.16



                                                                                                        Net
                                            Distributions    Distributions                             Asset
                                              from Net           from                                  Value
                                             Investment         Capital             Total               End
                                               Income            Gains          Distributions        of Period
--------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                            --                --                  --            $19.95
  2004                                            --                --                  --             20.91
  2003                                            --                --                  --             15.71
  2002                                            --                --                  --             22.74
  2001                                            --            $(2.44)             $(2.44)            26.58

  CLASS A
  2005                                            --                --                  --            $19.87
  2004 ++                                         --                --                  --             20.88

  CLASS C
  2005                                            --                --                  --            $19.65
  2004 ++                                         --                --                  --             20.80

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                            --                --                  --            $14.47
  2004                                            --                --                  --             13.68
  2003                                            --                --                  --              8.72
  2002                                            --                --                  --             13.37
  2001                                            --            $(2.60)             $(2.60)            12.08

  ADVISOR CLASS
  2005                                            --                --                  --            $14.38
  2004                                            --                --                  --             13.63
  2003 3                                          --                --                  --              8.71

  CLASS A
  2005                                            --                --                  --            $14.41
  2004 +++                                        --                --                  --             13.66

  CLASS C
  2005                                            --                --                  --            $14.23
  2004 +++                                        --                --                  --             13.59

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                        $(0.07)               --              $(0.07)           $10.60
  2004                                         (0.04)               --               (0.04)             9.84
  2003                                         (0.07)               --               (0.07)             7.35
  2002 4                                          --                --                  --             10.42
  2001 5                                       (0.07)               --               (0.07)            10.33
  2000 5                                       (0.06)           $(0.02)              (0.08)            11.09

  CLASS A
  2005                                        $(0.06)               --              $(0.06)           $10.58
  2004 +++                                     (0.04)               --               (0.04)             9.83

  CLASS C
  2005                                            --                --                  --            $10.53
  2004 +++                                    $(0.01)               --              $(0.01)             9.81



                                                                                                                     Ratio of
                                                                                                                     Expenses
                                                                                                                    to Average
                                                                                                                    Net Assets
                                                                                               Ratio of Net         (Excluding
                                                             Net                               Investment            Waivers,
                                                           Assets             Ratio              Income           Expenses Borne
                                                             End           of Expenses           (Loss)             by Adviser
                                       Total              of Period        to Average          to Average           and Expense
                                      Return                (000)          Net Assets          Net Assets          Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                (4.59)%           $163,617              1.53%              (1.28)%              1.53%
  2004                                33.10%             231,034              1.52%              (1.44)%              1.53%
  2003                               (30.91)%            225,127              1.55%              (1.02)%              1.55%
  2002                               (14.45)%            413,134              1.38%              (0.94)%              1.38%
  2001                               (64.23)%            662,551              1.26%              (0.43)%              1.26%

  CLASS A
  2005                                (4.84)%           $     51              1.78%              (1.52)%              1.78%
  2004 ++                              7.46%+                 54              1.76%*             (1.68)%*             1.77%*

  CLASS C
  2005                                (5.53)%           $     51              2.53%              (2.27)%              2.53%
  2004 ++                              7.05%+                 54              2.51%*             (2.43)%*             2.52%*

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                 5.77%            $ 51,156              1.50%              (1.17)%              1.61%
  2004                                56.88%              69,838              1.50%              (1.14)%              1.60%
  2003                               (34.78)%             57,738              1.50%              (1.09)%              1.57%
  2002                                10.68%              86,243              1.50%              (0.96)%              1.52%
  2001                               (27.04)%             76,331              1.50%              (0.63)%              1.50%

  ADVISOR CLASS
  2005                                 5.50%            $  1,550              1.75%              (1.42)%              1.86%
  2004                                56.49%               1,779              1.75%              (1.41)%              1.85%
  2003 3                              (8.99)%+               509              1.75%*             (1.28)%*             1.87%*

  CLASS A
  2005                                 5.49%            $     62              1.75%              (1.42)%              1.86%
  2004 +++                            16.55%+                 65              1.75%*             (1.43)%*             1.87%*

  CLASS C
  2005                                 4.71%            $     68              2.50%              (2.16)%              2.61%
  2004 +++                            15.96%+                 58              2.50%*             (2.18)%*             2.62%*

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                 8.49%            $ 55,219              1.28%               0.57%               1.28%
  2004                                34.50%              65,668              1.24%               0.59%               1.25%
  2003                               (28.83)%             53,983              1.19%               0.62%               1.31%
  2002 4                               0.89%+            101,615              0.99%*              0.63%*              1.33%*
  2001 5                              (6.22)%             95,031              0.99%               0.64%               1.09%
  2000 5                              (9.33)%            118,545              0.97%               0.53%               0.97%

  CLASS A
  2005                                 8.21%            $    177              1.53%               0.38%               1.53%
  2004 +++                            13.95%+                 82              1.48%*              0.41%*              1.49%*

  CLASS C
  2005                                 7.34%            $     89              2.28%              (0.42)%              2.28%
  2004 +++                            13.41%+                 78              2.23%*             (0.35)%*             2.24%*



                                           Ratio of
                                        Net Investment
                                         Income (Loss)
                                          to Average
                                          Net Assets
                                          (Excluding
                                       Waivers, Expenses
                                           Borne by
                                          Adviser and           Portfolio
                                            Expense             Turnover
                                         Reduction)^^^            Rate
-------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                    (1.28)%                141.68%
  2004                                    (1.45)%                179.85%
  2003                                    (1.02)%                381.73%
  2002                                    (0.95)%                301.58%
  2001                                    (0.43)%                157.72%

  CLASS A
  2005                                    (1.52)%                141.68%
  2004 ++                                 (1.69)%*               179.85%+

  CLASS C
  2005                                    (2.27)%                141.68%
  2004 ++                                 (2.44)%*               179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                    (1.28)%                 80.38%
  2004                                    (1.24)%                 96.80%
  2003                                    (1.16)%                113.26%
  2002                                    (0.97)%                118.88%
  2001                                    (0.63)%                143.04%

  ADVISOR CLASS
  2005                                    (1.53)%                 80.38%
  2004                                    (1.51)%                 96.80%
  2003 3                                  (1.40)%*               113.26%

  CLASS A
  2005                                    (1.53)%                 80.38%
  2004 +++                                (1.55)%*                96.80%+

  CLASS C
  2005                                    (2.27)%                 80.38%
  2004 +++                                (2.30)%*                96.80%+

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                     0.57%                 173.71%
  2004                                     0.58%                 267.41%
  2003                                     0.50%                 212.69%
  2002 4                                   0.29%*                 65.99%+
  2001 5                                   0.54%                 229.00%
  2000 5                                   0.53%                 270.00%

  CLASS A
  2005                                     0.38%                 173.71%
  2004 +++                                 0.40%*                267.41%+

  CLASS C
  2005                                    (0.42)%                173.71%
  2004 +++                                (0.36)%*               267.41%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                          Net                                                   Realized and
                         Asset               Net                                 Unrealized
                         Value           Investment                               Gains or            Total
                       Beginning           Income            Redemption           (Losses)            from
                       of Period           (Loss)               Fees            on Securities      Operations
----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  $17.19           $ 0.07 1                --                $1.35             $1.42
  2004                   12.01            (0.02) 1               --                 5.20              5.18
  2003                   16.20            (0.02)                 --                (4.17)            (4.19)
  2002                   17.41            (0.04) 1               --                (1.03)            (1.07)
  2001                   18.51             0.07 1                --                (0.74)            (0.67)

  CLASS A
  2005                  $17.17           $ 0.03 1                --                $1.35             $1.38
  2004 ++                14.79            (0.03) 1               --                 2.41              2.38

  CLASS C
  2005                  $17.10           $(0.10) 1               --                $1.34             $1.24
  2004 ++                14.79            (0.09) 1               --                 2.40              2.31

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  $11.93           $ 0.08 1                --                $0.25             $0.33
  2004                    9.50             0.15 1                --                 2.43              2.58
  2003                   13.34             0.13 1                --                (3.82)            (3.69)
  2002                   13.90             0.03 1                --                (0.57)            (0.54)
  2001                   11.97             0.21 1                --                 2.21              2.42

  ADVISOR CLASS
  2005                  $11.89           $ 0.05 1                --                $0.25             $0.30
  2004                    9.48             0.12 1                --                 2.42              2.54
  2003                   13.30             0.09 1                --                (3.79)            (3.70)
  2002                   13.88               -- 1                --                (0.58)            (0.58)
  2001 2                 13.88             0.01 1                --                (0.01)               --

  CLASS A
  2005                  $11.92           $ 0.06 1                --                $0.24             $0.30
  2004 ++                11.08             0.05 1                --                 0.93              0.98

  CLASS C
  2005                  $11.89           $(0.03) 1               --                $0.25             $0.22
  2004 ++                11.08             0.01 1                --                 0.92              0.93


                                                                                           Net
                            Distributions     Distributions                               Asset
                              from Net            from                                    Value
                             Investment          Capital               Total               End
                               Income             Gains            Distributions        of Period
----------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                             --                 --                   --             $18.61
  2004                             --                 --                   --              17.19
  2003                             --                 --                   --              12.01
  2002                         $(0.06)            $(0.08)              $(0.14)             16.20
  2001                             --              (0.43)               (0.43)             17.41

  CLASS A
  2005                             --                 --                   --             $18.55
  2004 ++                          --                 --                   --              17.17

  CLASS C
  2005                             --                 --                   --             $18.34
  2004 ++                          --                 --                   --              17.10

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                         $(0.13)                --               $(0.13)            $12.13
  2004                          (0.15)                --                (0.15)             11.93
  2003                          (0.15)                --                (0.15)              9.50
  2002                          (0.02)                --                (0.02)             13.34
  2001                          (0.08)            $(0.41)               (0.49)             13.90

  ADVISOR CLASS
  2005                         $(0.09)                --               $(0.09)            $12.10
  2004                          (0.13)                --                (0.13)             11.89
  2003                          (0.12)                --                (0.12)              9.48
  2002                             --                 --                   --              13.30
  2001 2                           --                 --                   --              13.88

  CLASS A
  2005                         $(0.10)                --               $(0.10)            $12.12
  2004 ++                       (0.14)                --                (0.14)             11.92

  CLASS C
  2005                         $(0.02)                --               $(0.02)            $12.09
  2004 ++                       (0.12)                --                (0.12)             11.89



                                                                                                    Ratio
                                                                                                 of Expenses
                                                                                                 to Average
                                                                                                 Net Assets
                                                                                                 (Excluding
                                                                             Ratio of Net         Waivers,
                                           Net                               Investment           Expenses
                                         Assets             Ratio              Income               Borne
                                           End           of Expenses           (Loss)            by Adviser
                        Total           of Period        to Average          to Average          and Expense
                       Return             (000)          Net Assets          Net Assets         Reduction)^^^
-----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  8.26%          $ 19,724             1.49%               0.42%               1.62%
  2004                 43.13%            26,574             1.50%              (0.15)%              1.54%
  2003                (25.86)%           23,293             1.50%              (0.23)%              1.50%
  2002                 (6.18)%           34,675             1.37%              (0.24)%              1.37%
  2001                 (3.59)%           58,724             1.34%               0.37%               1.34%

  CLASS A
  2005                  8.04%          $     63             1.74%               0.20%               1.87%
  2004 ++              16.09%+               58             1.77%*             (0.36)%*             1.85%*

  CLASS C
  2005                  7.25%          $     62             2.49%              (0.55)%              2.62%
  2004 ++              15.62%+               58             2.52%*             (1.11)%*             2.60%*

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  2.73%          $122,043             1.21%               0.69%               1.21%
  2004                 27.20%           214,710             1.20%               1.34%               1.21%
  2003                (27.73)%          283,989             1.20%               1.18%               1.20%
  2002                 (3.86)%          524,236             1.14%               0.24%               1.14%
  2001                 20.42%           425,414             1.16%               0.91%               1.16%

  ADVISOR CLASS
  2005                  2.53%          $    441             1.46%               0.44%               1.46%
  2004                 26.81%               723             1.45%               1.03%               1.46%
  2003                (27.86)%              451             1.45%               0.86%               1.45%
  2002                 (4.15)%              195             1.39%              (0.04)%              1.39%
  2001 2                0.00%+              100             1.40%*              0.39%*              1.40%*

  CLASS A
  2005                  2.50%          $     56             1.46%               0.47%               1.46%
  2004 ++               8.91%+               54             1.45%*              0.86%*              1.46%*

  CLASS C
  2005                  1.81%          $     55             2.21%              (0.29)%              2.21%
  2004 ++               8.49%+               54             2.20%*              0.11%*              2.21%*



                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and           Portfolio
                              Expense             Turnover
                           Reduction)^^^            Rate
------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                        0.29%                 192.04%
  2004                       (0.19)%                240.63%
  2003                       (0.23)%                281.70%
  2002                       (0.25)%                433.98%
  2001                        0.37%                 404.36%

  CLASS A
  2005                        0.07%                 192.04%
  2004 ++                    (0.44)%*               240.63%+

  CLASS C
  2005                       (0.68)%                192.04%
  2004 ++                    (1.19)%*               240.63%+

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                        0.69%                 152.98%
  2004                        1.33%                 252.96%
  2003                        1.18%                 428.30%
  2002                        0.24%                 947.66%
  2001                        0.91%                1184.89%

  ADVISOR CLASS
  2005                        0.44%                 152.98%
  2004                        1.02%                 252.96%
  2003                        0.86%                 428.30%
  2002                       (0.04)%                947.66%
  2001 2                      0.39%*               1184.89%+

  CLASS A
  2005                        0.47%                 152.98%
  2004 ++                     0.85%*                252.96%+

  CLASS C
  2005                       (0.29)%                152.98%
  2004 ++                     0.10%*                252.96%+






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                           Net                                                   Realized and
                          Asset                Net                                Unrealized
                          Value            Investment                              Gains or               Total
                        Beginning            Income           Redemption           (Losses)               from
                        of Period            (Loss)              Fees            on Securities         Operations
----------------------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   $17.93            $(0.03) 1               --               $1.73               $ 1.70
  2004                    12.29             (0.07) 1               --                5.71                 5.64
  2003                    15.74             (0.04) 1               --               (3.41)               (3.45)
  2002                    14.44             (0.02) 1               --                1.32                 1.30
  2001                    13.82              0.09 1                --                1.20                 1.29

  ADVISOR CLASS
  2005                   $17.82            $(0.07) 1               --               $1.70                $1.63
  2004                    12.25             (0.11) 1               --                5.68                 5.57
  2003                    15.72             (0.07) 1               --               (3.40)               (3.47)
  2002 6                  13.90             (0.03) 1               --                1.85                 1.82

  CLASS A
  2005                   $17.90            $(0.07) 1               --               $1.71                $1.64
  2004 +++                14.59             (0.08) 1               --                3.39                 3.31

  CLASS C
  2005                   $17.82            $(0.18) 1               --               $1.68                $1.50
  2004 +++                14.59             (0.16) 1               --                3.39                 3.23

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   $20.29            $(0.20) 1               --               $2.07               $ 1.87
  2004                    13.27             (0.15) 1               --                7.17                 7.02
  2003                    20.65             (0.13) 1               --               (7.25)               (7.38)
  2002                    18.48             (0.14) 1               --                2.31                 2.17
  2001                    18.75             (0.02) 1               --                0.58                 0.56

  ADVISOR CLASS
  2005                   $20.15            $(0.26) 1               --               $2.06               $ 1.80
  2004                    13.20             (0.19) 1               --                7.14                 6.95
  2003                    20.60             (0.17) 1               --               (7.23)               (7.40)
  2002                    18.47             (0.22) 1               --                2.35                 2.13
  2001 2                  19.67             (0.02) 1               --               (1.18)               (1.20)

  CLASS A
  2005                   $20.27            $(0.25) 1               --               $2.06               $ 1.81
  2004 ++                 16.80             (0.11) 1               --                3.58                 3.47

  CLASS C
  2005                   $20.19            $(0.40) 1               --               $2.05               $ 1.65
  2004 ++                 16.80             (0.18) 1               --                3.57                 3.39



                                                                                         Net
                            Distributions      Distributions                            Asset
                              from Net             from                                 Value
                             Investment           Capital              Total             End
                               Income              Gains           Distributions      of Period
------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                             --              $(1.66)             $(1.66)           $17.97
  2004                             --                  --                  --             17.93
  2003                             --                  --                  --             12.29
  2002                             --                  --                  --             15.74
  2001                         $(0.03)             $(0.64)             $(0.67)            14.44

  ADVISOR CLASS
  2005                             --              $(1.66)             $(1.66)           $17.79
  2004                             --                  --                  --             17.82
  2003                             --                  --                  --             12.25
  2002 6                           --                  --                  --             15.72

  CLASS A
  2005                             --              $(1.66)             $(1.66)           $17.88
  2004 +++                         --                  --                  --             17.90

  CLASS C
  2005                             --              $(1.66)             $(1.66)           $17.66
  2004 +++                         --                  --                  --             17.82

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                             --                  --                  --            $22.16
  2004                             --                  --                  --             20.29
  2003                             --                  --                  --             13.27
  2002                             --                  --                  --             20.65
  2001                             --              $(0.83)             $(0.83)            18.48

  ADVISOR CLASS
  2005                             --                  --                  --            $21.95
  2004                             --                  --                  --             20.15
  2003                             --                  --                  --             13.20
  2002                             --                  --                  --             20.60
  2001 2                           --                  --                  --             18.47

  CLASS A
  2005                             --                  --                  --            $22.08
  2004 ++                          --                  --                  --             20.27

  CLASS C
  2005                             --                  --                  --            $21.84
  2004 ++                          --                  --                  --             20.19



                                                                                             Ratio
                                                                                          of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                        Ratio of Net       Waivers,
                                          Net                           Investment         Expenses
                                        Assets            Ratio           Income             Borne
                                          End          of Expenses        (Loss)          by Adviser
                        Total          of Period       to Average       to Average        and Expense
                       Return            (000)         Net Assets       Net Assets       Reduction)^^^
----------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   9.59%         $455,657           1.33%           (0.18)%            1.33%
  2004                  45.89%          452,530           1.37%           (0.47)%            1.38%
  2003                 (21.92)%         288,030           1.40%           (0.33)%            1.40%
  2002                   9.00%          464,987           1.32%           (0.15)%            1.32%
  2001                   9.43%          231,117           1.35%            0.40%             1.35%

  ADVISOR CLASS
  2005                   9.25%         $  8,416           1.58%           (0.37)%            1.58%
  2004                  45.47%            6,493           1.62%           (0.72)%            1.63%
  2003                 (22.07)%           1,634           1.65%           (0.54)%            1.65%
  2002 6                13.09%+             127           1.55%*          (0.49)%*           1.55%*

  CLASS A
  2005                   9.26%         $    258           1.58%           (0.39)%            1.58%
  2004 +++              22.69%+             191           1.62%*          (0.69)%*           1.63%*

  CLASS C
  2005                   8.50%         $    169           2.33%           (1.01)%            2.33%
  2004 +++              22.14%+              92           2.37%*          (1.43)%*           2.38%*

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   9.22%         $ 60,556           1.50%           (1.01)%            1.61%
  2004                  52.90%          102,497           1.50%           (0.84)%            1.56%
  2003                 (35.74)%         102,497           1.50%           (0.83)%            1.59%
  2002                  11.74%          290,007           1.48%           (0.72)%            1.48%
  2001                   2.99%          251,994           1.49%           (0.09)%            1.49%

  ADVISOR CLASS
  2005                   8.93%         $     19           1.75%           (1.30)%            1.86%
  2004                  52.65%               97           1.74%           (1.11)%            1.80%
  2003                 (35.92)%             165           1.75%           (1.08)%            1.84%
  2002                  11.53%              364           1.73%           (1.12)%            1.73%
  2001 2                (6.10)%+             94           1.73%*          (0.34)%*           1.73%*

  CLASS A
  2005                   8.93%         $     78           1.75%           (1.23)%            1.86%
  2004 ++               20.65%+              60           1.74%*          (1.16)%*           1.83%*

  CLASS C
  2005                   8.17%         $     71           2.50%           (1.98)%            2.61%
  2004 ++               20.18%+              60           2.49%*          (1.91)%*           2.58%*



                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and        Portfolio
                              Expense          Turnover
                           Reduction)^^^         Rate
---------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                       (0.18)%             116.71%
  2004                       (0.48)%             143.80%
  2003                       (0.33)%             195.22%
  2002                       (0.15)%             236.85%
  2001                        0.40%              248.10%

  ADVISOR CLASS
  2005                       (0.37)%             116.71%
  2004                       (0.73)%             143.80%
  2003                       (0.54)%             195.22%
  2002 6                     (0.49)%*            236.85%+

  CLASS A
  2005                       (0.39)%             116.71%
  2004 +++                   (0.70)%*            143.80%+

  CLASS C
  2005                       (1.01)%             116.71%
  2004 +++                   (1.44)%*            143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                       (1.12)%              98.18%
  2004                       (0.90)%             116.57%
  2003                       (0.92)%             115.44%
  2002                       (0.72)%             144.85%
  2001                       (0.09)%             177.69%

  ADVISOR CLASS
  2005                       (1.41)%              98.18%
  2004                       (1.17)%             116.57%
  2003                       (1.17)%             115.44%
  2002                       (1.12)%             144.85%
  2001 2                     (0.34)%*            177.69%+

  CLASS A
  2005                       (1.34)%              98.18%
  2004 ++                    (1.25)%*            116.57%+

  CLASS C
  2005                       (2.09)%              98.18%
  2004 ++                    (2.00)%*            116.57%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                                Net                                                Realized and
                               Asset              Net                               Unrealized
                               Value          Investment                             Gains or            Total
                             Beginning          Income            Redemption         (Losses)            from
                             of Period          (Loss)               Fees          on Securities      Operations
----------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                           $15.88           $0.06 1             --                 $0.99             $1.05
  2004                            11.84            0.05 1             --                  4.07              4.12
  2003                            16.40            0.14               --                 (4.31)            (4.17)
  2002 7                          15.92            0.20               --                  2.34              2.54
  2001 8                          10.87            0.21               --                  5.49              5.70
  2000 8                          12.19            0.16               --                 (1.18)            (1.02)

  ADVISOR CLASS
  2005                           $15.86           $0.01 1             --                 $1.01             $1.02
  2004 ++++                       14.23            0.04 1             --                  1.66              1.70

  CLASS A
  2005                           $15.86           $0.02 1             --                 $1.00             $1.02
  2004 +++                        14.22            0.03 1             --                  1.69              1.72

  CLASS C
  2005                           $15.80          $(0.11) 1            --                 $1.00             $0.89
  2004 +++                        14.22           (0.05) 1            --                  1.69              1.64

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                           $20.80          $(0.16) 1            --                 $4.97             $4.81
  2004^                           16.12           (0.05) 1            --                  4.89              4.84

  CLASS A
  2005                           $20.76          $(0.22) 1            --                 $4.95             $4.73
  2004+++                         16.20           (0.08) 1            --                  4.80              4.72

  CLASS C
  2005                           $20.65          $(0.40) 1            --                 $4.92             $4.52
  2004+++                         16.20           (0.18) 1            --                  4.79              4.61


                                                                                                    Net
                                  Distributions       Distributions                                Asset
                                    from Net              from                                     Value
                                   Investment            Capital               Total                End
                                     Income               Gains            Distributions         of Period
-------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                                $(0.05)              $(0.23)              $(0.28)            $16.65
  2004                                 (0.06)               (0.02)               (0.08)             15.88
  2003                                 (0.15)               (0.24)               (0.39)             11.84
  2002 7                               (0.14)               (1.92)               (2.06)             16.40
  2001 8                               (0.21)               (0.44)               (0.65)             15.92
  2000 8                               (0.16)               (0.14)               (0.30)             10.87

  ADVISOR CLASS
  2005                                $(0.03)              $(0.23)              $(0.26)            $16.62
  2004 ++++                            (0.05)               (0.02)               (0.07)             15.86

  CLASS A
  2005                                $(0.03)              $(0.23)              $(0.26)            $16.62
  2004 +++                             (0.06)               (0.02)               (0.08)             15.86

  CLASS C
  2005                                    --               $(0.23)              $(0.23)            $16.46
  2004 +++                            $(0.04)               (0.02)               (0.06)             15.80

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                                    --                $(0.41)              $(0.41)            $25.20
  2004^                                   --                 (0.16)               (0.16)             20.80

  CLASS A
  2005                                    --                $(0.41)              $(0.41)            $25.08
  2004+++                                 --                 (0.16)               (0.16)             20.76

  CLASS C
  2005                                    --                $(0.41)              $(0.41)            $24.76
  2004+++                                 --                 (0.16)               (0.16)             20.65


                                                                                                                Ratio
                                                                                                             of Expenses
                                                                                                             to Average
                                                                                                             Net Assets
                                                                                                             (Excluding
                                                                                         Ratio of Net         Waivers,
                                                    Net                                  Investment           Expenses
                                                  Assets               Ratio               Income               Borne
                                                    End             of Expenses            (Loss)            by Adviser
                               Total             of Period          to Average           to Average          and Expense
                              Return               (000)            Net Assets           Net Assets         Reduction)^^^
---------------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                          6.64%          $1,374,194              1.44%                0.34%               1.46%
  2004                         34.82%           1,128,195              1.48%                0.36%               1.49%
  2003                        (25.73)%            647,508              1.45%                1.00%               1.52%
  2002 7                       17.48%+            621,735              1.40%*               1.26%*              1.44%*
  2001 8                       53.22%             272,069              1.40%                1.41%               1.41%
  2000 8                       (8.39)%             84,226              1.40%                1.47%               1.47%

  ADVISOR CLASS
  2005                          6.41%          $      894              1.69%                0.09%               1.71%
  2004 ++++                    11.97%+                723              1.75%*               0.35%*              1.76%*

  CLASS A
  2005                          6.41%          $    5,827              1.69%                0.12%               1.71%
  2004 +++                     12.07%+              2,555              1.75%*               0.25%*              1.76%*

  CLASS C
  2005                          5.62%          $   10,143              2.44%               (0.65)%              2.46%
  2004 +++                     11.56%+              3,093              2.50%*              (0.48)%*             2.51%*

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                         23.23%          $   91,746              1.50%               (0.68)%              1.54%
  2004^                        30.16%+             25,553              1.50%*              (0.42)%*             1.73%*

  CLASS A
  2005                         22.88%          $      833              1.76%               (0.93)%              1.78%
  2004+++                      29.26%+                198              1.75%*              (0.68)%*             1.99%*

  CLASS C
  2005                         21.99%          $    1,016              2.51%               (1.69)%              2.52%
  2004+++                      28.58%+                153              2.50%*              (1.43)%*             2.74%*


                                  Ratio of Net
                                   Investment
                                  Income (Loss)
                                   to Average
                                   Net Assets
                                   (Excluding
                                Waivers, Expenses
                                    Borne by
                                   Adviser and            Portfolio
                                     Expense              Turnover
                                  Reduction)^^^             Rate
---------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                               0.32%                 20.03%
  2004                               0.35%                 24.31%
  2003                               0.93%                 50.05%
  2002 7                             1.23%*                39.02%+
  2001 8                             1.40%                111.00%
  2000 8                             1.40%                 54.00%

  ADVISOR CLASS
  2005                               0.07%                 20.03%
  2004 ++++                          0.34%*                24.31%+

  CLASS A
  2005                               0.10%                 20.03%
  2004 +++                           0.24%*                24.31%+

  CLASS C
  2005                              (0.67)%                20.03%
  2004 +++                          (0.49)%*               24.31%+

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                              (0.72)%                27.69%
  2004^                             (0.65)%*               27.33%+

  CLASS A
  2005                              (0.96)%                27.69%
  2004+++                           (0.92)%*               27.33%+

  CLASS C
  2005                              (1.70)%                27.69%
  2004+++                           (1.67)%*               27.33%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                    Net                                                   Realized and
                                                   Asset             Net                                   Unrealized
                                                   Value         Investment                                 Gains or
                                                 Beginning         Income             Redemption            (Losses)
                                                 of Period         (Loss)                Fees             on Securities
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                              $11.66         $ 0.30 1               --                $ 1.01^^^^
  2004                                                8.06           0.31 1               --                  3.80
  2003                                                9.58           0.30 1               --                 (0.87)
  2002                                                8.78           0.09                 --                  0.80
  2001 5,9                                            9.56           0.47                 --                  0.46
  2000 5                                              8.04           0.36                 --                  1.60

  ADVISOR CLASS
  2005                                              $11.61         $ 0.26 1               --                $ 1.02^^^^
  2004                                                8.03           0.30 1               --                  3.76
  2003                                                9.55           0.27 1               --                 (0.86)
  2002                                                8.75           0.09                 --                  0.79
  2001 5,9                                            9.55           0.43                 --                  0.45
  2000 5                                              8.04           0.31                 --                  1.60

  CLASS A
  2005                                              $11.66         $ 0.27 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.14 1               --                  2.02

  CLASS C
  2005                                              $11.65         $ 0.18 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.03 1               --                  2.09

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                              $10.77         $(0.13) 1              --                $(0.24)
  2004                                                7.31          (0.14) 1              --                  3.60
  2003                                               14.79          (0.11) 1              --                 (7.37)
  2002                                               19.70          (0.21) 1              --                 (4.70)
  2001                                               85.02          (0.46) 1              --                (59.61)

  ADVISOR CLASS
  2005                                              $10.68         $(0.15) 1              --                $(0.24)
  2004                                                7.27          (0.16) 1              --                  3.57
  2003                                               14.75          (0.13) 1              --                 (7.35)
  2002                                               19.70          (0.23) 1              --                 (4.72)
  2001 2                                             34.43          (0.04) 1              --                (14.69)

  CLASS A
  2005                                              $10.75         $(0.15) 1              --                $(0.24)
  2004 ++                                             9.69          (0.08) 1              --                  1.14

  CLASS C
  2005                                              $10.71         $(0.23) 1              --                $(0.24)
  2004 ++                                             9.69          (0.13) 1              --                  1.15



                                                                     Distributions      Distributions
                                                       Total           from Net             from             Return
                                                       from           Investment           Capital             of
                                                    Operations          Income              Gains            Capital
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                                  $ 1.31           $(0.29)             $(0.91)            --
  2004                                                    4.11            (0.34)              (0.12)        $(0.05) 10
  2003                                                   (0.57)           (0.31)              (0.61)         (0.03) 10
  2002                                                    0.89            (0.09)                 --             --
  2001 5,9                                                0.93            (0.45)              (1.21)         (0.05) 10
  2000 5                                                  1.96            (0.36)                 --          (0.08) 10

  ADVISOR CLASS
  2005                                                  $ 1.28           $(0.26)             $(0.91)            --
  2004                                                    4.06            (0.31)              (0.12)        $(0.05) 10
  2003                                                   (0.59)           (0.30)              (0.61)         (0.02) 10
  2002                                                    0.88            (0.08)                 --             --
  2001 5,9                                                0.88            (0.43)              (1.21)         (0.04) 10
  2000 5                                                  1.91            (0.33)                 --          (0.07) 10

  CLASS A
  2005                                                  $ 1.28           $(0.26)             $(0.91)            --
  2004 ++                                                 2.16            (0.20)              (0.12)        $(0.02) 10

  CLASS C
  2005                                                  $ 1.19           $(0.18)             $(0.91)            --
  2004 ++                                                 2.12            (0.17)              (0.12)        $(0.02) 10

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                                  $(0.37)              --                  --             --
  2004                                                    3.46               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.91)              --                  --             --
  2001                                                  (60.07)              --              $(5.25)            --

  ADVISOR CLASS
  2005                                                  $(0.39)              --                  --             --
  2004                                                    3.41               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.95)              --                  --             --
  2001 2                                                (14.73)              --                  --             --

  CLASS A
  2005                                                  $(0.39)              --                  --             --
  2004 ++                                                 1.06               --                  --             --

  CLASS C
  2005                                                  $(0.47)              --                  --             --
  2004 ++                                                 1.02               --                  --             --



                                                                  Net                                    Net
                                                                 Asset                                 Assets              Ratio
                                                                 Value                                   End            of Expenses
                                             Total                End               Total             of Period         to Average
                                         Distributions         of Period           Return               (000)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                    $(1.20)              $11.77               10.96%            $145,088              1.31%
  2004                                     (0.51)               11.66               52.08%             133,980              1.30%
  2003                                     (0.95)                8.06               (5.73)%             70,039              1.27%
  2002                                     (0.09)                9.58               10.11%+             76,679              1.36%*
  2001 5,9                                 (1.71)                8.78               10.41%              61,378              1.14%
  2000 5                                   (0.44)                9.56               24.90%              75,013              1.36%

  ADVISOR CLASS
  2005                                    $(1.17)              $11.72               10.73%            $ 13,886              1.56%
  2004                                     (0.48)               11.61               51.66%              17,664              1.55%
  2003                                     (0.93)                8.03               (5.99)%             14,578              1.52%
  2002                                     (0.08)                9.55               10.08% +            19,738              1.61%*
  2001 5,9                                 (1.68)                8.75                9.88% 11           18,858              1.62%
  2000 5                                   (0.40)                9.55               24.22% 11           23,417              1.89%

  CLASS A
  2005                                    $(1.17)              $11.77               10.70%            $     68              1.56%
  2004 ++                                  (0.34)               11.66               22.35%+                 61              1.56%*

  CLASS C
  2005                                    $(1.09)              $11.75                9.88%            $    236              2.31%
  2004 ++                                  (0.31)               11.65               21.90%+                156              2.30%*

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                        --               $10.40               (3.44)%           $229,768              1.64%
  2004                                        --                10.77               47.33%             314,112              1.66%
  2003                                        --                 7.31              (50.57)%            262,244              1.54%
  2002                                        --                14.79              (24.92)%            581,091              1.39%
  2001                                    $(5.25)               19.70              (74.20)%            920,965              1.25%

  ADVISOR CLASS
  2005                                        --               $10.29               (3.65)%           $  8,536              1.89%
  2004                                        --                10.68               46.91%              14,303              1.90%
  2003                                        --                 7.27              (50.71)%              7,285              1.79%
  2002                                        --                14.75              (25.13)%             10,288              1.64%
  2001 2                                      --                19.70              (42.78)%+               172              1.50%*

  CLASS A
  2005                                        --               $10.36               (3.63)%           $     53              1.90%
  2004 ++                                     --                10.75               10.94%+                 55              1.86%*

  CLASS C
  2005                                        --               $10.24               (4.39)%           $     53              2.65%
  2004 ++                                     --                10.71               10.53%+                 55              2.61%*



                                                                     Ratio           Ratio of Net
                                                                  of Expenses         Investment
                                                                  to Average         Income (Loss)
                                                                  Net Assets          to Average
                                                  Ratio           (Excluding          Net Assets
                                                 of  Net           Waivers,       (Excluding Waivers,
                                               Investment       Expenses Borne      Expenses Borne
                                                 Income           by Adviser,         by Adviser,
                                                 (Loss)         Reimbursements      Reimbursements          Portfolio
                                               to Average         and Expense         and Expense           Turnover
                                               Net Assets        Reduction)^^^       Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                            2.52%              1.31%               2.52%               82.58%
  2004                                            3.15%              1.31%               3.14%               78.20%
  2003                                            3.42%              1.33%               3.36%              110.81%
  2002                                            4.20%*             1.47%*              4.09%*              25.08%+
  2001 5,9                                        4.57%              1.14%               4.57%              139.00%
  2000 5                                          4.14%              1.36%               4.14%               76.00%

  ADVISOR CLASS
  2005                                            2.25%              1.56%               2.25%               82.58%
  2004                                            3.04%              1.56%               3.03%               78.20%
  2003                                            3.15%              1.58%               3.09%              110.81%
  2002                                            3.86%*             1.72%*              3.73%*              25.08%+
  2001 5,9                                        4.07%              1.62%               4.07%              139.00%
  2000 5                                          3.54%              1.89%               3.54%               76.00%

  CLASS A
  2005                                            2.27%              1.56%               2.27%               82.58%
  2004 ++                                         2.63%*             1.57%*              2.62%*              78.20%+

  CLASS C
  2005                                            1.54%              2.31%               1.54%               82.58%
  2004 ++                                         0.63%*             2.31%*              0.62%*              78.20%+

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                           (1.22)%             1.64%              (1.22)%              63.05%
  2004                                           (1.40)%             1.67%              (1.41)%             135.24%
  2003                                           (1.24)%             1.54%              (1.24)%             261.67%
  2002                                           (1.17)%             1.39%              (1.19)%             185.33%
  2001                                           (0.81)%             1.25%              (0.81)%             291.41%

  ADVISOR CLASS
  2005                                           (1.45)%             1.89%              (1.45)%              63.05%
  2004                                           (1.64)%             1.91%              (1.65)%             135.24%
  2003                                           (1.47)%             1.79%              (1.47)%             261.67%
  2002                                           (1.42)%             1.64%              (1.44)%             185.33%
  2001 2                                         (0.58)%*            1.50%*             (0.58)%*            291.41%

  CLASS A
  2005                                           (1.47)%             1.90%              (1.47)%              63.05%
  2004 ++                                        (1.56)%*            1.87%*             (1.57)%*            135.24%+

  CLASS C
  2005                                           (2.22)%             2.65%              (2.22)%              63.05%
  2004 ++                                        (2.31)%*            2.62%*             (2.32)%*            135.24%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net
                                              Asset                                               Realized and
                                              Value             Net                                Unrealized
                                            Beginning       Investment         Redemption           Gains on
                                            of Period         Income              Fees             Securities
---------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                        $10.30          $0.35 1               --               $ 0.03
 2004 ^^                                      10.00           0.23 1               --                 0.38

 CLASS A
 2005                                        $10.30          $0.32 1               --               $ 0.03
 2004 +++                                     10.00           0.21 1               --                 0.38

 CLASS C
 2005                                        $10.29          $0.24 1               --               $ 0.05
 2004 +++                                     10.00           0.16 1               --                 0.37

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                        $10.00          $0.21 1               --               $(0.11)#
 2004                                         10.00           0.29 1               --                 0.04
 2003                                         10.00           0.39                 --                 0.04
 2002 12                                      10.00           0.20                 --                   --
 2001 13                                      10.00           0.61              $0.01                   --
 2000 13                                      10.00           0.65               0.01                   --

 ADVISOR CLASS
 2005                                        $10.00          $0.19 1               --               $(0.10)#
 2004                                         10.00           0.26 1               --                 0.05
 2003 14                                      10.00           0.25                 --                 0.01

 CLASS A
 2005                                        $10.00          $0.21 1               --               $(0.13)#
 2004 +++                                     10.00           0.17 1               --                 0.03

 CLASS C
 2005                                        $10.00          $0.16 1               --               $(0.13)#
 2004 +++                                     10.00           0.14 1               --                 0.02



                                                                Distributions       Distributions
                                                Total             from Net              from            Return
                                                from             Investment            Capital            of
                                             Operations            Income               Gains           Capital
------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           $0.38             $(0.36)              $(0.20)               --
 2004 ^^                                         0.61              (0.23)               (0.08)               --

 CLASS A
 2005                                           $0.35             $(0.33)              $(0.20)               --
 2004 +++                                        0.59              (0.21)               (0.08)               --

 CLASS C
 2005                                           $0.29             $(0.26)              $(0.20)               --
 2004 +++                                        0.53              (0.16)               (0.08)               --

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           $0.10             $(0.25)              $(0.04)               --
 2004                                            0.33              (0.29)                  --            $(0.04)
 2003                                            0.43              (0.43)                  --                --
 2002 12                                         0.20              (0.20)               (0.04)               --
 2001 13                                         0.62              (0.62)                  --                --
 2000 13                                         0.66              (0.66)                  --                --

 ADVISOR CLASS
 2005                                           $0.09             $(0.23)              $(0.04)               --
 2004                                            0.31              (0.27)                  --            $(0.04)
 2003 14                                         0.26              (0.26)                  --                --

 CLASS A
 2005                                           $0.08             $(0.22)              $(0.04)               --
 2004 +++                                        0.20              (0.17)                  --            $(0.03)

 CLASS C
 2005                                           $0.03             $(0.17)              $(0.04)               --
 2004 +++                                        0.16              (0.13)                  --            $(0.03)




                                                                               Net
                                                                              Asset
                                                           Reverse            Value
                                             Total          Stock              End              Total
                                         Distributions      Split           of Period          Return
------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                      $(0.56)             --             $10.12            3.72%
 2004 ^^                                    (0.31)             --              10.30            6.19%+

 CLASS A
 2005                                      $(0.53)             --             $10.12            3.46%
 2004 +++                                   (0.29)             --              10.30            6.00%+

 CLASS C
 2005                                      $(0.46)             --             $10.12            2.79%
 2004 +++                                   (0.24)             --              10.29            5.36%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                      $(0.29)             --            $  9.81            1.02%##
 2004                                       (0.33)             --              10.00            3.38%
 2003                                       (0.43)             --              10.00            4.38%
 2002 12                                    (0.24)          $0.04              10.00            1.98%+
 2001 13                                    (0.62)             --              10.00            6.34%
 2000 13                                    (0.66)             --              10.00            6.80%

 ADVISOR CLASS
 2005                                      $(0.27)             --            $  9.82            0.88%##
 2004                                       (0.31)             --              10.00            3.14%
 2003 14                                    (0.26)             --              10.00            2.64%+

 CLASS A
 2005                                      $(0.26)             --            $  9.82            0.87%##
 2004 +++                                   (0.20)             --              10.00            1.99%+

 CLASS C
 2005                                      $(0.21)             --            $  9.82            0.36%##
 2004 +++                                   (0.16)             --              10.00            1.65%+



                                                                                Ratio
                                              Net                               of  Net
                                            Assets             Ratio          Investment
                                              End           of Expenses         Income
                                           of Period        to Average        to Average
                                             (000)          Net Assets        Net Assets
---------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                    $    7,302            0.85%             3.38%
 2004 ^^                                      6,377            0.85%*            3.33%*

 CLASS A
 2005                                    $       55            1.10%             3.13%
 2004 +++                                        53            1.10%*            3.05%*

 CLASS C
 2005                                    $       68            1.85%             2.38%
 2004 +++                                        66            1.85%*            2.37%*

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                    $  392,118            0.83%             2.08%
 2004                                     1,424,238            1.00%             2.87%
 2003                                     1,192,971            1.00%             3.65%
 2002 12                                    518,004            1.00%*            4.67%*
 2001 13                                     71,298            1.00%             5.97%
 2000 13                                     24,065            1.03%             6.53%

 ADVISOR CLASS
 2005                                    $    2,360            1.08%             1.86%
 2004                                         8,074            1.25%             2.59%
 2003 14                                      2,132            1.25%*            3.02%*

 CLASS A
 2005                                    $       52            1.05%             2.12%
 2004 +++                                        51            1.25%*            2.52%*

 CLASS C
 2005                                    $       51            1.55%             1.62%
 2004 +++                                        51            1.75%*            2.02%*



                                                Ratio               Ratio of Net
                                             of Expenses             Investment
                                             to Average             Income (Loss)
                                             Net Assets              to Average
                                             (Excluding              Net Assets
                                              Waivers,           (Excluding Waivers,
                                           Expenses Borne          Expenses Borne
                                             by Adviser,             by Adviser,
                                           Reimbursements          Reimbursements            Portfolio
                                             and Expense             and Expense             Turnover
                                            Reduction)^^^           Reduction)^^^              Rate
---------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           2.05%                  2.18%                 350.28%
 2004 ^^                                        2.36%*                 1.82%*                258.83%+

 CLASS A
 2005                                           2.30%                  1.93%                 350.28%
 2004 +++                                       2.60%*                 1.55%*                258.83%+

 CLASS C
 2005                                           3.05%                  1.18%                 350.28%
 2004 +++                                       3.37%*                 0.83%*                258.83%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           1.17%                  1.74%                 400.26%
 2004                                           1.30%                  2.57%                 257.21%
 2003                                           1.34%                  3.31%                 222.67%
 2002 12                                        1.32%*                 4.35%*                116.91%+
 2001 13                                        1.62%                  5.35%                 196.00%
 2000 13                                        1.84%                  5.69%                  72.00%

 ADVISOR CLASS
 2005                                           1.42%                  1.52%                 400.26%
 2004                                           1.55%                  2.29%                 257.21%
 2003 14                                        1.59%*                 2.68%*                222.67%

 CLASS A
 2005                                           1.39%                  1.78%                 400.26%
 2004 +++                                       1.52%*                 2.25%*                257.21%+

 CLASS C
 2005                                           1.89%                  1.28%                 400.26%
 2004 +++                                       2.02%*                 1.75%*                257.21%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                            Net                              Realized and
                           Asset                              Unrealized
                           Value             Net               Gains or              Total
                         Beginning       Investment            (Losses)              from
                         of Period         Income            on Securities        Operations
---------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     $1.00           $0.01 1                --                $0.01
  2004                      1.00              -- 1                --                   --
  2003                      1.00            0.01                  --                 0.01
  2002                      1.00            0.03                  --                 0.03
  2001                      1.00            0.06                  --                 0.06


                                                                                                    Net
                              Distributions         Distributions                                  Asset
                                from Net                from                                       Value
                               Investment              Capital                 Total                End
                                 Income                 Gains              Distributions         of Period
-------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                           $(0.01)                   --                 $(0.01)              $1.00
  2004                               --                    --                     --                1.00
  2003                            (0.01)                   --                  (0.01)               1.00
  2002                            (0.03)                   --                  (0.03)               1.00
  2001                            (0.06)                   --                  (0.06)               1.00


                                                                                                Ratio             Ratio of Net
                                                                                             of Expenses           Investment
                                                                                             to Average              Income
                                                                                             Net Assets            to Average
                                                                                             (Excluding            Net Assets
                                                                                              Waivers,             (Excluding
                                             Net                        Ratio of Net          Expenses          Waivers, Expenses
                                           Assets           Ratio        Investment             Borne               Borne by
                                             End         of Expenses       Income            by Adviser            Adviser and
                           Total          of Period      to Average      to Average          and Expense             Expense
                          Return            (000)        Net Assets      Net Assets         Reduction)^^^         Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     0.91%          $ 41,720          0.82%            0.87%               0.83%                0.86%
  2004                     0.32%            53,905          0.88%            0.32%               0.89%                0.31%
  2003                     0.94%            94,459          0.75%            0.93%               0.75%                0.93%
  2002                     2.55%           107,513          0.59%            2.92%               0.59%                2.91%
  2001                     5.98%           525,463          0.52%            5.78%               0.52%                5.78%




*    Annualized
+    Total return and portfolio turnover have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See note 11 on page 125.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 110) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
## A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1    Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5    For the year ended December 31.
6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8    For the year or period ended April 30.
9 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
10 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
11 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
12 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
13   For the year or period ended October 31.
14 The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
As of March 31, 2005




1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. During the period covered by this report, the Fund offered eighteen series: the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund") (formerly the PBHG Large Cap 20 Fund), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Growth Fund (the "Select Growth Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the Analytic Disciplined Equity Fund (the "Disciplined Equity Fund") (formerly the PBHG Disciplined Equity Fund), the PBHG Focused Fund (the "Focused Fund"), the PBHG Large Cap Fund (the "Large Cap Fund"), the PBHG Mid-Cap Fund (the "Mid-Cap Fund"), the PBHG Small Cap Fund (the "Small Cap Fund"), the Clipper Focus Fund (the "Clipper Focus Fund") (formerly the PBHG Clipper Focus
Fund), the TS&W Small Cap Value Fund (the "Small Cap Value Fund") (formerly the PBHG Small Cap Value Fund), the Heitman REIT Fund (the "REIT Fund") (formerly the PBHG REIT Fund), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the Dwight Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), (formerly the PBHG Intermediate Fixed Income
Fund), the Dwight Short Term Fixed Income Fund (the "Short Term Fixed Income Fund") (formerly the PBHG IRA Capital Preservation Fund), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated, Focused, Clipper Focus, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objective, policies and investment strategies. The Fund is registered to offer four classes of shares, PBHG Class, Advisor Class, Class A and Class C. Each Class has authorization to issue an unlimited number of shares. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

The Small Cap Value Fund ("Acquiring Fund") acquired all of the assets of the TS&W Small Cap Value Fund LLC ("Acquired Fund"). Following approval by the managing member, Thompson, Siegel & Walmsley, Inc., and its shareholders, the tax-free exchange took place on July 25, 2003. All of the shareholders of the Acquired Fund received PBHG Class shares of the Acquiring Fund. Each shareholder of the Acquired Fund received a number of shares of the Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Fund. The net assets upon exchange, and the number of shares issued and redeemed by the Acquiring Fund was as follows:

NET ASSETS UPON         ACQUIRING FUND SHARES         ACQUIRED FUND SHARES
 EXCHANGE                       ISSUED                      REDEEMED
--------------------------------------------------------------------------------
  $17,356,981                  1,076,871                    1,076,886

The net assets of the Acquired Fund prior to the exchange and the unrealized gain included in the net assets were as follows:


    NET ASSETS BEFORE EXCHANGE      UNREALIZED GAIN INCLUDED IN NET ASSETS
--------------------------------------------------------------------------------
            $17,356,981                           $3,095,017

On June 20, 2003, the assets of the PBHG Core Growth Fund were reorganized into the Growth Fund. Under the Agreement and Plan of Reorganization, 4,364,758 shares of the PBHG Core Growth Fund were exchanged for 2,426,979 shares of the Growth Fund in a tax-free exchange.

The value of the PBHG Core Growth Fund on June 20, 2003 was $38,292,873. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Core Growth Fund, which included net investment loss of $93,898, accumulated realized losses of $76,533,450, and unrealized gains of $5,135,706, combined with the Growth Fund was $1,286,227,465.

On June 20, 2003, the assets of the PBHG Limited Fund and PBHG New Opportunities Fund were reorganized into the Emerging Growth Fund. Under the Agreement and Plan of Reorganization, 6,189,582 shares of the PBHG Limited Fund and 1,335,096 shares of the PBHG New Opportunities Fund were exchanged for 7,332,758 shares of the Emerging Growth Fund in a tax-free exchange.

The value of the PBHG Limited Fund and the PBHG New Opportunities Fund on June 20, 2003 was $46,086,847 and $29,403,893, respectively. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Limited Fund, which included net investment loss of $137,811, accumulated realized losses of $21,681,441, and unrealized gains of $12,590,592, and the value of the PBHG New Opportunities Fund, which included net investment loss of $94,635, accumulated realized losses of $30,247,355, and unrealized gains of $5,692,034, combined with the Emerging Growth Fund was $267,138,968.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WRAPPER AGREEMENTS -- Prior to August 9, 2004, PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Short Term Fixed Income Fund) entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that were rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser managed the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements required the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio paid the Wrapper Providers an annual fee based on the Wrapper Agreements book value balance.

The crediting rate used in computing book value was the actual yield of the covered assets, plus or minus the amortization of realized and unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate was calculated by a formula specified by each of the Wrapper Agreements and was adjusted monthly or quarterly depending on the contract.

A default by the issuer of a Portfolio security or a Wrapper Provider on its obligations could have resulted in a decrease in the value of the Portfolio assets. Wrapper Agreements generally did not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder could have realized more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

Wrapper Agreements were generally valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and was either reflected as an asset or liability of the IRA Capital Preservation Fund. Covered assets, prior to August 9, 2004, included all securities listed in the Short Term Fixed Income Fund's Statement of Net Assets ("SNA") excluding

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005


the amount of repurchase agreements segregated as noted in the SNA and Wrapper Agreements. The Wrap Providers and the IRA Capital Preservation Fund had the ability to terminate the wrapper agreements with notice as defined in each respective wrapper agreement. The Board of Trustees had determined fair value procedures for the Wrapper Agreements.

On August 6, 2004, the Board of Trustees determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective will be sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than recent dividend yields during the first seven months of 2004. During the Interim Period, the Adviser undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, Intermediate Fixed Income, Short Term Fixed Income and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Intermediate Fixed Income, Short Term Fixed Income and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Prior to August 9, 2004, to maintain a stable NAV, the IRA Capital Preservation Fund declared and paid dividends in amounts that included the investment income earned by its Portfolio plus the crediting rate income from the Wrapper Provider. This could have caused the Portfolio to make distributions that would be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio was required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions were made, the immediate impact was a corresponding reduction in net asset value per share.

OFFERING FEES -- Offering Fees, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement have been amortized over a twelve-month period. Offering Fees for the Small Cap Value Fund, since its inception on July 25, 2003, and for the Intermediate Fixed Income Fund, since its inception on July 31, 2003, were $5,530 and $12,237, respectively. As of July 31, 2004, these fees have been fully amortized.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia Bank, N.A., on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia Bank, N.A. on the following day.

TBA PURCHASE COMMITMENTS -- The Intermediate Fixed Income and Short Term Fixed Income Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Intermediate Fixed Income and Short Term Fixed Income Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price

PBHG FUNDS

(including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund and the Intermediate Fixed Income Fund utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolios will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolios basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund and the Intermediate Fixed Income Fund had the following futures contracts open as of March 31, 2005:

                                                                                                                       UNREALIZED
                                                                       CONTRACT                                       APPRECIATION
CONTRACT                                     NUMBER OF                   VALUE                                       (DEPRECIATION)
DESCRIPTION                                   CONTRACTS                  (000)            EXPIRATION                      (000)
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND
  S&P 500 Composite
     Index - Long                                 15                  $ 4,440               Jun-05                        $(84)
  S&P 500 Composite Index
     E-Mini - Short                              (19)                  (1,125)              Jun-05                          27
                                                                                                                          ----
                                                                                                                          $(57)
                                                                                                                          ====
INTERMEDIATE FIXED INCOME FUND
  10-Year U.S. Treasury
     Note - Short                                 (2)                    (218)              Jun-05                        $  3
  2-Year U.S. Treasury
     Note - Short                                 (2)                    (414)              Jun-05                           1
                                                                                                                          ----
                                                                                                                          $  4
                                                                                                                          ====


OPTIONS -- The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written covered put options and purchased put options during the year period ended March 31, 2005 are summarized as follows:

                                                     NUMBER OF
CONTRACT DESCRIPTION                                 CONTRACTS       PREMIUM
-----------------------------------------------------------------------------

INTERMEDIATE FIXED INCOME FUND

WRITTEN OPTION TRANSACTIONS
Option written and outstanding at
  beginning of year                                      --            $ --
Put option written during year                            7              (1)
Call option written during year                          --              --
                                                      -----           -----
Options written and outstanding at end of year            7           $  (1)
                                                      =====           =====

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005

the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the year ended March 31, 2005:

Emerging Growth Fund                                               $     634
Growth Fund                                                            5,190
Large Cap Growth Concentrated Fund                                     1,354
Large Cap Growth Fund                                                  1,639
Select Growth Fund                                                     8,805
Strategic Small Company Fund                                             873
Focused Fund                                                             679
Large Cap Fund                                                         8,250
Mid-Cap Fund                                                          14,457
Small Cap Fund                                                         1,520
Clipper Focus Fund                                                    99,101
Small Cap Value                                                       18,094
REIT Fund                                                              7,305
Technology & Communications Fund                                         499

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

All Portfolios (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Portfolios within 10 calendar days of their purchase. The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of the Portfolio have been held, shares held by the investor for the longest period of time will be sold first. The Portfolio will retain the fee for the benefit of the remaining shareholders.

The redemption fee is not applicable to shares of the Cash Reserves Fund. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Fund's prospectus. For the year ended March 31, 2005, the following redemption fees were retained:

                                                               PBHG                ADVISOR              A                   C
                                                               CLASS                CLASS             CLASS               CLASS
---------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                                        $    143              $ --                $ --                $ --
Growth Fund                                                      699                --                  --                  --
Large Cap Growth Concentrated Fund                             3,998                --                  --                  --
Large Cap Growth Fund                                             21                --                  --                  --
Select Growth                                                  2,226                --                  --                  --
Strategic Small Company Fund                                     206                --                  --                  --
Analytic Disciplined Equity                                      146                --                  --                  --
Large Cap Fund                                                    71                --                  --                  --
Mid-Cap Fund                                                   2,561                --                  --                  --
Small Cap                                                        143                --                  --                  --
Clipper Focus Fund                                             1,916                --                 374                  --
TS&W Small Cap Value Fund                                     10,013                --                  --                  --
Heitman REIT Fund                                              7,647                --                  --                  --
Technology & Communications Fund                                 663                --                  --                  --
Short Term Fixed Income Fund                                  72,399             2,360                  --                  --



3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser" or "Liberty Ridge Capital"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements ("Expense Limitation Agreements"), with respect to the Large Cap Growth Concentrated, Strategic Small Company, Disciplined Equity, Focused, Large Cap, Mid-Cap, Small Cap, Clipper Focus, Small Cap Value, REIT, Short Term Fixed Income and Intermediate Fixed Income Funds, pursuant to which the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 distribution and service plan and, for PBHG Class, extraordinary expenses.

With respect to the Disciplined Equity, Clipper Focus and REIT Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described below. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

PBHG FUNDS


At March 31, 2005, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Strategic Small Company, Focused, Small Cap, Clipper Focus, Small Cap Value, Intermediate Fixed Income and Short Term Fixed Income Funds was $183,735, $37,588, $276,503, $286,081, $55,529, $141,376 and $462,847 respectively.

As of March 31, 2005, with respect to the foregoing Portfolios, the net assets of the Strategic Small Company, Focused, Small Cap, Small Cap Value, and Intermediate Fixed Income Funds are less than $75 million.

The advisory fee and expense limitations are as follows:

                                                                EXPENSE       EXPENSE
                                                               LIMITATION    LIMITATION        EXPENSE       EXPENSE
                                                ADVISORY          PBHG         ADVISOR        LIMITATION    LIMITATION
                                                   FEE            CLASS         CLASS           CLASS A       CLASS C
------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund (1)                          0.85%           n/a            n/a**           n/a            n/a
Growth Fund (1)                                   0.85%           n/a            n/a             n/a            n/a
Large Cap Growth Concentrated Fund (1)            0.85%          1.50%          1.75%           1.75%          2.50%
Large Cap Growth Fund (2)                         0.75%           n/a            n/a             n/a            n/a
Select Growth Fund (1)                            0.85%           n/a            n/a**           n/a            n/a
Strategic Small Company Fund (1)                  0.85%          1.50%          1.75%           1.75%          2.50%
Disciplined Equity Fund (3)                       0.70%          1.50%          1.75%**         1.75%          2.50%
Focused Fund (4)                                  0.65%          1.50%          1.75%**         1.75%          2.50%
Large Cap Fund (4)                                0.65%          1.50%          1.75%           1.75%          2.50%
Mid-Cap Fund (1)                                  0.85%          1.50%          1.75%           1.75%          2.50%
Small Cap Fund (5)                                1.00%          1.50%          1.75%           1.75%          2.50%
Clipper Focus Fund (6)                            1.00%          1.40%          1.65%           1.65%          2.40%
Small Cap Value Fund (5)                          1.00%          1.50%          1.75%**         1.75%          2.50%
REIT Fund (1)                                     0.85%          1.50%          1.75%           1.75%          2.50%
Technology & Communications Fund (1)              0.85%           n/a            n/a             n/a            n/a
Intermediate Fixed Income Fund (7)                0.40%          0.85%          1.10%**         1.10%          1.85%
Short Term Fixed Income Fund (8)                  0.60%          1.25%          1.50%           1.50%          2.25%
Cash Reserves Fund (9)                            0.30%           n/a            n/a**           n/a**          n/a**


**   Class is not currently offered for the applicable Portfolio.

(1) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.85% of the average daily net assets of the Portfolio except for the Strategic Small Company Fund which was 1.00%.
(2) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio and 0.55% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.75% of the average daily net assets of the Portfolio.
(3) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.70% of the first $1 billion of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio and 0.50% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.70% of the average daily net assets of the Portfolio.
(4) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio, 0.50% of the next $500 million of the average daily net assets of the Portfolio and 0.45% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.65% of the average daily net assets of the Portfolio except for the Focused Fund which was 0.85%.
(5) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Portfolio, 0.95% of the next $500 million of the average daily net assets of the Portfolio, 0.90% of the next $500 million of the average daily net assets of the Portfolio, 0.85% of the next $500 million of the average daily net assets of the Portfolio and 0.80% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 1.00% of the average daily net assets of the Portfolio.
(6) Prior to December 9, 2004 the Expense Limitation for the PBHG, Advisor, Class A and Class C shares was 1.50%, 1.75%, 1.75% and 2.50%, respectively.
(7) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.40% of the first $1 billion of the average daily net assets of the Portfolio, 0.35% of the next $500 million of the average daily net assets of the Portfolio, 0.30% of the next $500 million of the average daily net assets of the Portfolio, 0.25% of the next $500 million of the average daily net assets of the Portfolio and 0.20% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.40% of the average daily net assets of the Portfolio.
(8) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.60% of the first $1 billion of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio, 0.50% of the next $500 million of the average daily net assets of the Portfolio, 0.45% of the next $500 million of the average daily net assets of the Portfolio and 0.40% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.60% of the average daily net assets of the Portfolio.
(9) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.30% of the first $1 billion of the average daily net assets of the Portfolio, 0.25% of the next $500 million of the average daily net assets of the Portfolio, 0.20% of the next $500 million of the average daily net assets of the Portfolio, 0.15% of the next $500 million of the average daily net assets of the Portfolio and 0.10% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.30% of the average daily net assets of the Portfolio.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005


Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Analytic Investors, Inc. ("Analytic"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Analytic receives no fees directly from the Disciplined Equity Fund.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Small Cap Value Fund. For its services provided pursuant to the sub-advisory agreement, TS&W is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after December 31, 2003. Prior to that date, TS&W received a sub-advisory fee equal to 1.00% of the assets transferred to the Small Cap Value Fund in connection with the reorganization and 0.50% of the average daily net assets (less the amount of any expense reimbursements) on the other assets of the Portfolio. TS&W receives no fees directly from the Small Cap Value Fund.

Heitman Real Estate Securities LLC ("Heitman"), serves as the sub-adviser to the REIT Fund. Heitman is a wholly-owned subsidiary of Heitman LLC, which is owned 50% by senior executives within the Heitman organization and 50% by Old Mutual
(HFL) Inc., an indirect, wholly owned subsidiary of Old Mutual plc. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Intermediate Fixed Income and Short Term Fixed Income Funds. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Dwight receives no fees directly from the Intermediate Fixed Income and Short Term Fixed Income Funds.

Old Mutual Fund Services (formerly known as PBHG Fund Services), (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual plc, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio. Effective October 1, 2004, the fee was reduced to 0.1227% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser and (iii) Old Mutual Adviser Funds, another fund family managed by Old Mutual Capital, Inc. (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion or a minimum fee based on the aggregate number of funds in the PBHG Fund Family as follows: Equal to or greater than 15 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $50,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or between 11 and 14 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $55,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or less than 11 single manager portfolios and any number of multi-manager funds with any number of managers the minimum is equal to $60,000 per portfolio and an additional $2,000 for each additional manager in the multi-manager portfolio.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners, doing business as PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual plc. The Distributor receives no compensation for serving in such capacity. The Fund, on behalf of Class A shares of each Portfolio, has adopted a distribution plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Fund is not paying a distribution fee on Class A shares. The Fund has also adopted, on behalf of Class C shares of each Portfolio a Distribution Plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Fund has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Portfolio and a separate Service Plan under Rule 12b-1 under the Investment Company Act on behalf of Advisor Class shares of each Portfolio, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the year ended March 31, 2005, it retained the following:


                                                                                                                      DISTRIBUTION
                                                                     SERVICE FEES                                         FEES
                                      --------------------------------------------------------------------------       ----------
                                            ADVISOR CLASS              CLASS A                 CLASS C                   CLASS C
                                            -------------             --------                 --------                ----------
Emerging Growth Fund                         $   --                   $  124                   $  123                  $   369
Growth Fund                                   1,136                      132                      131                      394
Large Cap Growth
  Concentrated Fund                             164                      140                      158                      474
Large Cap Growth Fund                             5                      140                      158                      474
Select Growth Fund                               --                      131                      130                      391
Strategic Small Company
  Fund                                           14                      144                      144                      432
Disciplined Equity Fund                          --                      144                      202                      607
Focused Fund                                     --                      149                      148                      443
Large Cap Fund                                   10                      138                      137                      411
Mid-Cap Fund                                      8                      245                      237                      710
Small Cap Fund                                    2                       84                      159                      477
Clipper Focus Fund                              131                    1,521                   16,317                   49,950


PBHG FUNDS

                                                                                                                     DISTRIBUTION
                                                                     SERVICE FEES                                        FEES
                                          -------------------------------------------------------------------------   ----------
                                          ADVISOR CLASS                CLASS A                 CLASS C                 CLASS C
                                          -------------                -------                 -------                ----------
Small Cap Value Fund                        $    --                     $417                   $1,184                   $3,553
REIT Fund                                     6,384                      158                      459                    1,376
Technology &
  Communications Fund                           190                      134                      133                      398
Intermediate Fixed
  Income Fund                                    --                      135                      157                      470
Short Term Fixed
  Income Fund                                 1,581                      129                      128                      256


DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Wachovia Bank, National Association serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.), ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the year ended March 31, 2005 were as follows:

Emerging Growth Fund                                                $271,758
Growth Fund                                                          775,994
Large Cap Growth Concentrated Fund                                   218,159
Large Cap Growth Fund                                                112,837
Select Growth Fund                                                   291,067
Strategic Small Company Fund                                          37,257
Disciplined Equity Fund                                               26,435
Focused Fund                                                          19,140
Large Cap Fund                                                        63,633
Mid-Cap Fund                                                         117,825
Small Cap Fund                                                        41,011
Clipper Focus Fund                                                   144,055
Small Cap Value Fund                                                  18,178
REIT Fund                                                             34,699
Technology & Communications Fund                                     586,379
Intermediate Fixed Income Fund                                         2,027
Short Term Fixed Income Fund                                          52,079
Cash Reserves Fund                                                    65,021

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services over the year ended March 31, 2005, Old Mutual Fund Services received a fee of $393,658, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year ended March 31, 2005 were as follows:

                                                                  SALES AND
                                        PURCHASES (000)        MATURITIES (000)
                                        ---------------        ---------------
Emerging Growth Fund                     $  148,816              $  236,708
Growth Fund                                 306,446                 613,141
Large Cap Growth Concentrated Fund           77,407                 126,409
Large Cap Growth Fund                        59,134                  91,628
Select Growth Fund                          278,815                 337,364
Strategic Small Company Fund                 46,749                  68,801
Disciplined Equity Fund                     105,158                 119,148
Focused Fund                                 39,393                  47,408
Large Cap Fund                              249,855                 341,679
Mid-Cap Fund                                506,281                 544,857
Small Cap Fund                               72,084                 119,336
Clipper Focus Fund                          429,276                 239,028
Small Cap Value Fund                         70,594                  16,214
REIT Fund                                   119,629                 119,300
Technology & Communications Fund            175,007                 251,884
Intermediate Fixed Income Fund               23,866                  22,823
Short Term Fixed Income Fund              2,774,601               3,720,644


During the year ended March 31, 2005, the Intermediate Fixed Income Fund and the Short Term Fixed Income Fund purchased U.S. Government Securities of $20,670,160 and $2,037,680,764, respectively and received proceeds from the sale and maturities of U.S. Government Securities of $20,841,450 and $2,259,389,941, respectively.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005


5.  SHARE TRANSACTIONS

                                                      PBHG                      PBHG                 PBHG LARGE CAP
                                              EMERGING GROWTH FUND          GROWTH FUND         GROWTH CONCENTRATED FUND
                                              --------------------      --------------------    ------------------------
                                              4/1/04       4/1/03       4/1/04       4/1/03       4/1/04       4/1/03
                                                to           to           to           to           to           to
                                              3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
                                              -------      -------      -------      -------      -------      -------
SHARES ISSUED AND REDEEMED (000):

   PBHG Class
   Shares Issued                                2,036       23,460        2,133        8,149          565        1,031
   Shares Issued upon Reorganization
     of the Limited and
     New Opportunities Funds 1                     --        7,333           --           --           --           --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                     --           --           --        2,427           --           --
   Shares Redeemed                             (9,169)     (34,207)     (16,998)     (37,279)      (3,997)      (5,101)
                                              -------      -------      -------      -------      -------      -------
   Total PBHG Class Share Transactions         (7,133)      (3,414)     (14,865)     (26,703)      (3,432)      (4,070)
                                              -------      -------      -------      -------      -------      -------
   Advisor Class
   Shares Issued                                   --           --           56          192            2            5
   Shares Redeemed                                 --           --       (2,304)        (399)          --           (5)
                                              -------      -------      -------      -------      -------      -------
   Total Advisor Class Share Transactions          --           --       (2,248)        (207)           2           --
                                              -------      -------      -------      -------      -------      -------
   Class A 2
   Shares Issued                                   --            4           --            3           --            4
   Shares Redeemed                                 --           --           --           --           --           --
                                              -------      -------      -------      -------      -------      -------
   Total Class A Share Transactions                --            4           --            3           --            4
                                              -------      -------      -------      -------      -------      -------
   Class C 2
   Shares Issued                                   --            4           --            3           --            4
                                              -------      -------      -------      -------      -------      -------
   Total Class C Share Transactions                --            4           --            3           --            4
                                              -------      -------      -------      -------      -------      -------
   Net (Decrease) in Shares Outstanding        (7,133)      (3,406)     (17,113)     (26,904)      (3,430)      (4,062)
                                              =======      =======      =======      =======      =======      =======





                                                    PBHG                    PBHG                PBHG STRATEGIC
                                             LARGE CAP GROWTH FUND    SELECT GROWTH FUND      SMALL COMPANY FUND
                                             ---------------------   --------------------    --------------------
                                              4/1/04      4/1/03      4/1/04     4/1/03       4/1/04      4/1/03
                                                to          to          to         to           to          to
                                              3/31/05     3/31/04     3/31/05    3/31/04      3/31/05     3/31/04
                                             --------    --------    --------    --------    --------    --------
SHARES ISSUED AND REDEEMED (000):

   PBHG Class
   Shares Issued                               1,033       2,192         301         697         627       3,419
   Shares Issued upon Reorganization
     of the Limited and
     New Opportunities Funds 1                    --          --          --          --          --          --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                    --          --          --          --          --          --
   Shares Redeemed                            (2,864)     (4,314)     (3,148)     (3,974)     (2,196)     (4,934)
                                              ------      ------      ------      ------      ------      ------
   Total PBHG Class Share Transactions        (1,831)     (2,122)     (2,847)     (3,277)     (1,569)     (1,515)
                                              ------      ------      ------      ------      ------      ------
   Advisor Class
   Shares Issued                                   6           6          --          --          31         100
   Shares Redeemed                               (18)        (10)         --          --         (53)        (28)
                                              ------      ------      ------      ------      ------      ------
   Total Advisor Class Share Transactions        (12)         (4)         --          --         (22)         72
                                              ------      ------      ------      ------      ------      ------
   Class A 2
   Shares Issued                                  --           4          --           3          --           5
   Shares Redeemed                                (1)         --          --          --          (1)         --
                                              ------      ------      ------      ------      ------      ------
   Total Class A Share Transactions               (1)          4          --           3          (1)          5
                                              ------      ------      ------      ------      ------      ------
   Class C 2
   Shares Issued                                   1           3          --           3           1           4
                                              ------      ------      ------      ------      ------      ------
   Total Class C Share Transactions                1           3          --           3           1           4
                                              ------      ------      ------      ------      ------      ------
   Net (Decrease) in Shares Outstanding       (1,843)     (2,119)     (2,847)     (3,271)     (1,591)     (1,434)
                                              ======      ======      ======      ======      ======      ======


1.  See Note 1 on page 109.
2. Class A and C shares commenced operations on September 30, 2003 for the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap Growth Concentrated and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for the PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either 0 or have been rounded to 0.


                                    116 & 117

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005

                                         -----------------------     --------------------      --------------------
                                               ANALYTIC                      PBHG                      PBHG
                                         DISCIPLINED EQUITY FUND         FOCUSED FUND             LARGE CAP FUND
                                         -----------------------     --------------------      --------------------
                                           4/1/04       4/1/03       4/1/04       4/1/03       4/1/04       4/1/03
                                             to           to           to           to           to           to
                                           3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
                                           -------      -------      -------      -------      -------      -------
SHARES ISSUED AND REDEEMED (000):

PBHG Class
Shares Issued                                  822        1,713          165          321        1,011        3,367
Shares Issued upon Reinvestment
  of Distributions                              42           33           --           --          122          281
Shares Redeemed                             (2,325)      (2,414)        (651)        (715)      (9,076)     (15,533)
                                           -------      -------      -------      -------      -------      -------
Total PBHG Class Share Transactions         (1,461)        (668)        (486)        (394)      (7,943)     (11,885)
                                           -------      -------      -------      -------      -------      -------
Advisor Class 1
Shares Issued                                   --           --           --           --           13           67
Shares Issued upon Reinvestment
  of Distributions                              --           --           --           --           --            1
Shares Redeemed                                 --           --           --           --          (38)         (55)
                                           -------      -------      -------      -------      -------      -------
Total Advisor Class Share Transactions          --           --           --           --          (25)          13
                                           -------      -------      -------      -------      -------      -------
Class A 2
Shares Issued                                   18            8           --            3           --            5
Shares Issued upon Reinvestment
  of Distributions                              --           --           --           --           --           --
Shares Redeemed                                 (9)          --           --           --           --           --
                                           -------      -------      -------      -------      -------      -------
Total Class A Share Transactions                 9            8           --            3           --            5
                                           -------      -------      -------      -------      -------      -------
Class C 2
Shares Issued                                   --            8           --            3           --            5
Shares Issued upon Reinvestment
  of Distributions                              --           --           --           --           --           --
Shares Redeemed                                 --           --           --           --           --           --
                                           -------      -------      -------      -------      -------      -------
Total Class C Share Transactions                --            8           --            3           --            5
                                           -------      -------      -------      -------      -------      -------
Net Increase (Decrease) in

  Shares Outstanding                        (1,452)        (652)        (486)        (388)      (7,968)     (11,862)
                                           =======      =======      =======      =======      =======      =======

                                           --------------------      --------------------      --------------------
                                                   PBHG                      PBHG                    CLIPPER
                                               MID-CAP FUND             SMALL CAP FUND              FOCUS FUND
                                           --------------------      --------------------      --------------------
                                           4/1/04       4/1/03       4/1/04       4/1/03       4/1/04       4/1/03
                                             to           to           to           to           to           to
                                           3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
                                           -------      -------      -------      -------      -------      -------
SHARES ISSUED AND REDEEMED (000):

PBHG Class
Shares Issued                                5,937       13,873          328        1,443       33,809       38,549
Shares Issued upon Reinvestment
  of Distributions                           2,144           --           --           --        1,195          321
Shares Redeemed                             (7,958)     (12,072)      (2,647)      (4,115)     (23,530)     (22,517)
                                           -------      -------      -------      -------      -------      -------
Total PBHG Class Share Transactions            123        1,801       (2,319)      (2,672)      11,474       16,353
                                           -------      -------      -------      -------      -------      -------
Advisor Class 1
Shares Issued                                  194          301            3           79           69           47
Shares Issued upon Reinvestment
  of Distributions                              35           --           --           --            1           --
Shares Redeemed                               (120)         (70)          (7)         (86)         (62)          (1)
                                           -------      -------      -------      -------      -------      -------
Total Advisor Class Share Transactions         109          231           (4)          (7)           8           46
                                           -------      -------      -------      -------      -------      -------
Class A 2
Shares Issued                                    5           11            1            3          249          167
Shares Issued upon Reinvestment
  of Distributions                               1           --           --           --            5           --
Shares Redeemed                                 (3)          --           --           --          (64)          (6)
                                           -------      -------      -------      -------      -------      -------
Total Class A Share Transactions                 3           11            1            3          190          161
                                           -------      -------      -------      -------      -------      -------
Class C 2
Shares Issued                                    4            5           --            3          466          200
Shares Issued upon Reinvestment
  of Distributions                               1           --           --           --            8           --
Shares Redeemed                                 --           --           --           --          (54)          (4)
                                           -------      -------      -------      -------      -------      -------
Total Class C Share Transactions                 5            5           --            3          420          196
                                           -------      -------      -------      -------      -------      -------
Net Increase (Decrease) in

  Shares Outstanding                           240        2,048       (2,322)      (2,673)      12,092       16,756
                                           =======      =======      =======      =======      =======      =======


1.   The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.

2. Class A and C shares commenced operations on September 30, 2003 for the PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for the Analytic Disciplined Equity, PBHG Mid-Cap, and Clipper Focus Funds.

Amounts designated as "--" are either 0 or have been rounded to 0.

                                    118 & 119

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005

                                                 --------------------      --------------------      --------------------
                                                         TS&W                    HEITMAN              PBHG TECHNOLOGY &
                                                 SMALL CAP VALUE FUND           REIT FUND             COMMUNICATIONS FUND
                                                 --------------------      --------------------      --------------------
                                                 4/1/04       7/25/03*     4/1/04       4/1/03       4/1/04       4/1/03
                                                   to            to          to           to           to           to
                                                 3/31/05      3/31/04      3/31/05      3/31/04      3/31/05      3/31/04
                                                 -------      -------      -------      -------      -------      -------
SHARES ISSUED AND REDEEMED (000):

   PBHG Class
   Shares Issued                                   3,199          341        5,936        5,285        1,646        8,033
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                  --        1,077           --           --           --           --
   Shares Issued upon Reinvestment
     of  Distributions                                53           11          813          311           --           --
   Shares Redeemed                                  (840)        (200)      (5,914)      (2,789)      (8,723)     (14,734)
                                                 -------      -------      -------      -------      -------      -------
   Total PBHG Class Share Transactions             2,412        1,229          835        2,807       (7,077)      (6,701)
                                                 -------      -------      -------      -------      -------      -------
   Advisor Class
   Shares Issued                                      --           --           69          187          241          565
   Shares Issued upon Reinvestment
     of  Distributions                                --           --          116           62           --           --
   Shares Redeemed                                    --           --         (521)        (543)        (751)        (228)
                                                 -------      -------      -------      -------      -------      -------
   Total Advisor Class Share Transactions             --           --         (336)        (294)        (510)         337
                                                 -------      -------      -------      -------      -------      -------
   Class A 2
   Shares Issued                                      27           10           --            5           --            5
   Shares Issued upon Reinvestment
     of  Distributions                                --           --            1           --           --           --
   Shares Redeemed                                    (4)          --           --           --           --           --
                                                 -------      -------      -------      -------      -------      -------
   Total Class A Share Transactions                   23           10            1            5           --            5
                                                 -------      -------      -------      -------      -------      -------
   Class C 2
   Shares Issued                                      34            7            5           13           --            5
   Shares Issued upon Reinvestment
     of  Distributions                                 1           --            2           --           --           --
   Shares Redeemed                                    (1)          --           --           --           --           --
                                                 -------      -------      -------      -------      -------      -------
   Total Class C Share Transactions                   34            7            7           13           --            5
                                                 -------      -------      -------      -------      -------      -------
   Net Increase (Decrease) in

     Shares Outstanding                            2,469        1,246          507        2,531       (7,587)      (6,354)
                                                 =======      =======      =======      =======      =======      =======

                                                 ----------------------      ----------------------      ----------------------
                                                  DWIGHT INTERMEDIATE           DWIGHT SHORT TERM                PBHG
                                                    FIXED INCOME FUND           FIXED INCOME FUND          CASH RESERVES FUND
                                                 ----------------------      ----------------------      ----------------------
                                                  4/1/04       7/31/03*       4/1/04       4/1/03         4/1/04        4/1/03
                                                    to           to             to           to             to            to
                                                  3/31/05      3/31/04        3/31/05      3/31/04        3/31/05       3/31/04
                                                 --------      --------      --------      --------      --------      --------
SHARES ISSUED AND REDEEMED (000):

   PBHG Class
   Shares Issued                                      256           692        24,016        55,288        31,515        62,725
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                   --            --            --            --            --            --
   Shares Issued upon Reinvestment
     of  Distributions                                 36            17         2,585         4,373           341           214
   Shares Redeemed                                   (189)          (90)     (129,072)      (36,531)      (44,041)     (103,493)
                                                 --------      --------      --------      --------      --------      --------
   Total PBHG Class Share Transactions                103           619      (102,471)       23,130       (12,185)      (40,554)
                                                 --------      --------      --------      --------      --------      --------
   Advisor Class
   Shares Issued                                       --            --           208           654            --            --
   Shares Issued upon Reinvestment
     of  Distributions                                 --            --            14            15            --            --
   Shares Redeemed                                     --            --          (789)          (75)           --            --
                                                 --------      --------      --------      --------      --------      --------
   Total Advisor Class Share Transactions              --            --          (567)          594            --            --
                                                 --------      --------      --------      --------      --------      --------
   Class A 2
   Shares Issued                                       --             5            --             5            --            --
   Shares Issued upon Reinvestment
     of  Distributions                                 --            --            --            --            --            --
   Shares Redeemed                                     --            --            --            --            --            --
                                                 --------      --------      --------      --------      --------      --------
   Total Class A Share Transactions                    --             5            --             5            --            --
                                                 --------      --------      --------      --------      --------      --------
   Class C 2
   Shares Issued                                       --             6            --             5            --            --
   Shares Issued upon Reinvestment
     of  Distributions                                  1            --            --            --            --            --
   Shares Redeemed                                     --            --            --            --            --            --
                                                 --------      --------      --------      --------      --------      --------
   Total Class C Share Transactions                     1             6            --             5            --            --
                                                 --------      --------      --------      --------      --------      --------
   Net Increase (Decrease) in

     Shares Outstanding                               104           630      (103,038)       23,734       (12,185)      (40,554)
                                                 ========      ========      ========      ========      ========      ========


*    Commencement of Operations.

1.   See Note 1 on page 109.

2. Class A and C shares commenced operations on September 30, 2003 for the Heitman REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for the TS&W Small Cap Value, Dwight Intermediate Fixed Income, and Dwight Short Term Fixed Income Funds.

Amounts designated as "--" are either 0 or have been rounded to 0.


                                    120 & 121

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2005


6.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2005, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, and returns of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                                         INCREASE                   INCREASE
                                                                        (DECREASE)                 (DECREASE)
                                                                       ACCUMULATED               UNDISTRIBUTED
                                              (DECREASE)               NET REALIZED              NET INVESTMENT
                                           PAID-IN-CAPITAL                 GAIN                      INCOME
                                                (000)                     (000)                      (000)
                                            ------------               ----------                 ----------
Emerging Growth Fund                          $(2,990)                   $   --                     $ 2,990
Growth Fund                                    (9,801)                       --                       9,801
Large Cap Growth
  Concentrated Fund                            (1,232)                       --                       1,232
Large Cap Growth Fund                            (725)                       --                         725
Select Growth Fund                             (2,579)                       --                       2,579
Strategic Small
  Company Fund                                   (706)                       --                         706
Large Cap Fund                                    (44)                       --                          44
Mid-Cap Fund                                      --                        (826)                       826
Small Cap Fund                                   (769)                       --                         769
Clipper Focus Fund                                --                           4                         (4)
Small Cap Value Fund                             (131)                      (287)                       418
REIT Fund*                                        --                      (1,180)                     1,180
Technology &
  Communications Fund                          (3,500)                       --                       3,500
Intermediate Fixed
  Income Fund                                     --                          (8)                         8
Short Term Fixed
  Income Fund                                     --                      (6,754)                     6,754


These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity based on the Portfolio's 12/31/04 tax reporting year.

The tax character of dividends and distributions declared during the years ended March 31, 2005 and 2004 were as follows:

                                        ORDINARY                  LONG-TERM             RETURN OF
                                         INCOME                 CAPITAL GAIN             CAPITAL                    TOTAL
                                          (000)                     (000)                 (000)                     (000)
                                        --------                  --------              --------                   --------
Disciplined Equity Fund
   2005                                 $    438                  $     --               $   --                   $     438
   2004                                      317                        --                   --                         317

Large Cap Fund
   2005                                    1,538                        --                   --                       1,538
   2004                                    3,484                        --                   --                       3,484

Mid-Cap Fund
   2005                                   10,959                    28,925                   --                      39,884
   2004                                       --                        --                   --                         --

Clipper Focus Fund
   2005                                    8,786                    11,979                   --                      20,765
   2004                                    4,140                     1,135                   --                       5,275

Small Cap Value Fund
   2005                                      113                     1,234                   --                       1,347
   2004                                      198                        --                   --                         198

REIT Fund
   2005                                    7,108                     8,496                   --                      15,604
   2004                                    3,772                     1,682                   513                      5,967

Intermediate Fixed
   Income Fund
   2005                                      377                        --                   --                         377
   2004                                      177                        --                   --                         177

Short Term Fixed
   Income Fund
   2005                                   23,888                     2,455                   --                      26,343
   2004                                   39,079                        --                 6,019                     45,098

Cash Reserves Fund
   2005                                      418                        --                   --                         418
   2004                                      235                        --                   --                         235



The following funds did not declare distributions during the years ended March 31, 2005 and 2004, respectively: Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Small Cap, and Technology & Communications Funds.

PBHG FUNDS

As of March 31, 2005, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                         UNDISTRIBUTED    UNDISTRIBUTED        CAPITAL            POST             UNREALIZED
                                           ORDINARY         LONG-TERM           LOSS             OCTOBER          APPRECIATION/
                                            INCOME        CAPITAL GAIN      CARRYFORWARDS        LOSSES          (DEPRECIATION)
                                             (000)            (000)             (000)             (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                   $        --       $        --       $  (324,705)       $        --        $    55,916
Growth Fund                                     --                --        (1,499,470)                --            205,758
Large Cap Growth Concentrated Fund              --                --          (344,817)                --             19,917
Large Cap Growth Fund                           --                --          (185,709)                --             34,641
Select Growth Fund                              --                --        (1,181,831)                --             18,994
Strategic Small Company Fund                    --                --            (5,550)                --             11,910
Disciplined Equity Fund                         56                --           (22,944)                --              5,795
Focused Fund                                    89                --            (2,813)                --              1,019
Large Cap Fund                                  --                --          (106,509)                --              1,690
Mid-Cap Fund                                15,599            13,329                --                 --             47,215
Small Cap Fund                                  --                --           (17,644)                --              6,233
Clipper Focus Fund                             155            25,067                --                 --            104,921
Small Cap Value Fund                            --               473                --                 --             19,842
REIT Fund*                                     464             2,434                --                 --             44,155
Technology & Communications Fund                --                --        (2,464,251)              (634)            48,758
Intermediate Fixed Income Fund                  39                --                --                 (1)                19
Short Term Fixed Income Fund                   930                --                --             (1,383)            (4,849)
Cash Reserves Fund                              76                --                (9)                --                 --


                                            OTHER
                                          TEMPORARY
                                         DIFFERENCES           TOTAL
                                            (000)              (000)
------------------------------------------------------------------------
Emerging Growth Fund                     $        --        $  (268,789)
Growth Fund                                       --         (1,293,712)
Large Cap Growth Concentrated Fund                --           (324,900)
Large Cap Growth Fund                             --           (151,068)
Select Growth Fund                                --         (1,162,837)
Strategic Small Company Fund                      --              6,360
Disciplined Equity Fund                           --            (17,093)
Focused Fund                                      --             (1,705)
Large Cap Fund                                    --           (104,819)
Mid-Cap Fund                                      --             76,143
Small Cap Fund                                    --            (11,411)
Clipper Focus Fund                                --            130,143
Small Cap Value Fund                              (3)            20,312
REIT Fund*                                        --             47,053
Technology & Communications Fund                  (1)        (2,416,128)
Intermediate Fixed Income Fund                   (31)                26
Short Term Fixed Income Fund                    (933)            (6,235)
Cash Reserves Fund                               (76)                (9)



* Information reflects fund activity based on the Portfolio's December 31, 2004 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2004 through March 31, 2005 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2005, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                   EXPIRING MARCH 31,
                               ---------------------------------------------------------------------------------------------
                                   2007          2008        2009           2010           2011        2012          TOTAL
                               ----------    -----------  ----------     ----------    ----------   ----------    ----------

Emerging Growth Fund           $       --        $--      $       --     $    3,933    $  200,025   $  120,747    $  324,705
Growth Fund                            --         --              --      1,186,730       312,740           --     1,499,470
Large Cap Growth
  Concentrated Fund                    --         --              --             --       239,420      105,397       344,817
Large Cap Growth Fund                  --         --              --        112,413        73,296           --       185,709
Select Growth Fund                     --         --         177,950        877,967       125,914           --     1,181,831
Strategic Small Company Fund           --         --              --             --         5,550           --         5,550
Disciplined Equity Fund             2,630        282              --             87        19,945           --        22,944
Focused Fund                           --         --              --             --         2,813           --         2,813
Large Cap Fund                         --         --              --          7,013        99,496           --       106,509
Small Cap Fund                         --         --              --             --        17,644           --        17,644
Technology &
  Communications Fund                  --         --          84,251      1,954,050       425,950           --     2,464,251
Cash Reserves                          --          4              --              5            --           --             9


PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of March 31, 2005


During the year ended March 31, 2005, the Funds utilized capital loss carryforwards as follows (000):

Emerging Growth Fund                                         $19,604
Growth Fund                                                   66,436
Large Cap Growth Concentrated Fund                            13,308
Large Cap Growth Fund                                          9,857
Select Growth Fund                                            14,209
Strategic Small Company Fund                                  10,644
Disciplined Equity Fund                                        4,290
Focused Fund                                                   1,761
Large Cap Fund                                                13,024
Small Cap Fund                                                14,778
Technology & Communications Fund                               5,506

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2005 were as follows:

                                                                                                                        NET
                                                                                                                    UNREALIZED
                                           FEDERAL                UNREALIZED             UNREALIZED                APPRECIATION/
                                          TAX COST               APPRECIATION           DEPRECIATION               DEPRECIATION
                                            (000)                    (000)                  (000)                      (000)
                                         -----------              ----------             -----------                ----------
Emerging Growth Fund                     $   127,836              $  59,055              $   (3,139)                $  55,916
Growth Fund                                  503,940                215,939                 (10,181)                  205,758
Large Cap Growth
   Concentrated Fund                         132,654                 26,473                  (6,555)                   19,918
Large Cap Growth Fund                        109,771                 37,522                  (2,881)                   34,641
Select Growth Fund                           145,243                 24,924                  (5,930)                   18,994
Strategic Small Company
   Fund                                       40,895                 13,684                  (1,774)                   11,910
Disciplined Equity Fund                       49,713                  6,759                    (964)                    5,795
Focused Fund                                  18,826                  1,541                    (522)                    1,019
Large Cap Fund                               124,439                  7,453                  (5,763)                    1,690
Mid-Cap Fund                                 419,512                 60,605                 (13,390)                   47,215
Small Cap Fund                                55,249                  8,640                  (2,407)                    6,233
Clipper Focus Fund                         1,283,858                220,361                (115,439)                  104,922
Small Cap Value Fund                          73,744                 21,673                  (1,831)                   19,842
REIT Fund                                    129,672                 29,970                  (1,146)                   28,824
Technology &
   Communications Fund                       188,963                 54,420                  (5,661)                   48,759
Intermediate Fixed
   Income Fund                                 8,960                     80                     (61)                       19
Short Term Fixed
   Income Fund                               455,993                    144                  (4,993)                   (4,849)


7.  CONCENTRATIONS/RISKS

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the REIT and Technology & Communications Funds are concentrated which means they may invest 25% or more of their net assets in specific industries.

8.  LINE OF CREDIT

Prior to June 3, 2004, except for the Cash Reserves Fund, each Portfolio could borrow an amount up to its prospectus defined limitations, from a $150 million committed line of credit available to the Funds in the PBHG Funds and PBHG Insurance Series Fund. Effective June 3, 2004 the line of credit was discontinued. The Portfolios had no outstanding borrowings between April 1, 2004 and June 3, 2004.

9.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Liberty Ridge Capital, Inc.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the Funds may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans under the interfund lending agreement at March 31, 2005 or at any time during the year ended March 31, 2005.

10. LITIGATION

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

PBHG FUNDS

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Capital Management, from serving as an investment adviser to any registered investment company, including PBHG Funds. PBHG Funds has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as PBHG Funds' investment adviser. There is no assurance that such exemptive relief will be granted.

11. EXPENSES BORNE BY ADVISER

The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 10. The Adviser has paid these expenses on behalf of the Fund. Had the Adviser not paid these expenses, the expenses for the Portfolios would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.

PBHG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PBHG FUNDS:

In our opinion, the accompanying statements of net assets for PBHG Emerging Growth Fund, PBHG Growth Fund, PBHG Large Cap Growth Concentrated Fund (formerly known as "PBHG Large Cap 20 Fund"), PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Strategic Small Company Fund, Analytic Disciplined Equity Fund (formerly known as "PBHG Disciplined Equity Fund"), PBHG Focused Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, Clipper Focus Fund (formerly known as "PBHG Clipper Focus Fund"), TS&W Small Cap Value Fund (formerly known as "PBHG Small Cap Value Fund"), Heitman REIT Fund (formerly known as "PBHG REIT Fund), PBHG Technology & Communications Fund, Dwight Intermediate Fixed Income Fund (formerly known as "PBHG Intermediate Fixed Income Fund), Dwight Short Term Fixed Income Fund (formerly known as "PBHG IRA Capital Preservation Fund"), and PBHG Cash Reserves Fund (constituting PBHG Funds, hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at March 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2005

PBHG FUNDS

                                     PBHG FUNDS SHAREHOLDER MEETINGS (unaudited)
--------------------------------------------------------------------------------


A special meeting of the shareholders of the IRA Capital Preservation Fund was held on October 1, 2004 to vote on the following matter:

                                                                                                        TOTAL
                                                        FOR          AGAINST        ABSTAIN      SHARES OUTSTANDING
                                                     --------        -------        -------      ------------------
To approve the change in investment objective
and related strategies for the
IRA Capital Preservation Fund                       67,400,908      9,870,428      1,508,349         137,784,060



PBHG FUNDS SECURITY PROXY VOTING GUIDELINES  (unaudited)
--------------------------------------------------------------------------------



A description of the guidelines that the Fund or the Fund's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-433-0051; (ii) on the Fund's website at http://www.pbhgfunds.com; and (iii) on the Commission's website at http://www.sec.gov. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available, without charge, (i) through the Fund's website at http://www.pbhgfunds.com; and (ii) on the Commission's website at http://www.sec.gov.

PBHG FUNDS FORM N-Q INFORMATION  (unaudited)
--------------------------------------------------------------------------------



The Trust files its complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PBHG FUNDS

PBHG FUNDS DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

AVERAGES

The LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE represents the average performance of 472 mutual funds classified by Lipper, Inc. in the Intermediate Investment Grade Debt category.

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents the average performance of 939 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 675 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 318 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 541 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The LIPPER MONEY MARKET FUNDS AVERAGE represents the average performance of 393 mutual funds classified by Lipper, Inc. in the Money Market category.

The LIPPER MULTI-CAP CORE FUNDS AVERAGE represents the average performance of 780 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

The LIPPER MULTI-CAP GROWTH FUNDS AVERAGE represents the average performance of 444 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

The LIPPER MULTI-CAP VALUE FUNDS AVERAGE represents the average performance of 508 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

The LIPPER REAL ESTATE FUNDS AVERAGE represents the average performance of 225 mutual funds classified by Lipper, Inc. in the Real Estate category.

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 301 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE represents the average performance of 218 mutual funds classified by Lipper, Inc. in the Short Investment Grade Debt category.

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 616 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 535 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.


INDICES

The LEHMAN INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index of fixed income securities with medium term durations.

The MERRILL LYNCH 1-3 YEAR U.S. TREASURIES INDEX is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having between one and three years remaining term to maturity and a minimum amount outstanding of $1 billion.

The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than- average growth orientation.

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000(R) INDEX is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL 3000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a higher price-to-book ratio and higher forecasted growth values.

The RYAN 5-YEAR GIC MASTER INDEX is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains and income dividends but assume no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

PBHG FUNDS

                                         PBHG FUNDS DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

STYLE BOX
EQUITY FUNDS --

Each Portfolio has been assigned to a style box category by Liberty Ridge Capital that is reflective of its relative investment style and characteristics as of March 31, 2005. Companies categorized as large cap have market capitalizations over $10 billion; mid-cap from $2-$10 billion; and small cap less than $2 billion. Value style funds invest primarily in equities believed to be selling below their intrinsic value while growth style funds generally invest in stocks of companies that may be trading at or above their fair value based upon historical earnings, but are expected to keep growing. Funds that invest in stocks meeting both characteristics are classified as blend. Fund characteristics are subject to change and may not always reflect the style box classification.

FIXED INCOME FUNDS --

Each Portfolio has been assigned to a style box category by Liberty Ridge Capital that is reflective of its relative investment style and characteristics as of March 31, 2005. Fixed income securities that are categorized as low quality are defined as bonds rated BB or lower, medium as bonds rated BBB through A; high as AA or better. Maturity for taxable bond funds is based on the following duration ranges; short is up to 3.5 years; intermediate is 3.5 to 6 years; and long is greater than 6 years. The Fund's portfolio is subject to change and may not always reflect the characteristics of that box.

TOP TEN HOLDINGS

There is no guarantee that the Fund continues to hold these securities or will continue to hold any of these securities in the future. The top holding information provided should not be construed as a recommendation to purchase or sell a particular security.

PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have an March 31, 2005 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2005, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2005, each portfolio is designating the following items with regard to distributions paid during the year.


                                                                                                       NET
                                               LONG TERM                SHORT TERM                 INVESTMENT               RETURN
                                             CAPITAL GAIN              CAPITAL GAIN                  INCOME                   OF
FUND                                         DISTRIBUTION              DISTRIBUTIONS              DISTRIBUTIONS             CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
 PBHG Emerging
   Growth Fund                                   0.00%                     0.00%                       0.00%                  0.00%
 PBHG Cash
   Reserves Fund                                 0.00%                     0.00%                     100.00%                  0.00%
 PBHG Growth Fund                                0.00%                     0.00%                       0.00%                  0.00%
 PBHG Large Cap
   Growth Fund                                   0.00%                     0.00%                       0.00%                  0.00%
 PBHG Select
   Growth Fund                                   0.00%                     0.00%                       0.00%                  0.00%
 PBHG Technology
   Fund                                          0.00%                     0.00%                       0.00%                  0.00%
 PBHG Large Cap
   Concentrated Fund                             0.00%                     0.00%                       0.00%                  0.00%
 PBHG Strategic
   Small Company                                 0.00%                     0.00%                       0.00%                  0.00%
 PBHG Large Cap                                  0.00%                     0.00%                      97.15%                  2.85%
 PBHG Mid Cap                                   72.52%                    27.48%                       0.00%                  0.00%
 PBHG Small Cap                                  0.00%                     0.00%                       0.00%                  0.00%
 PBHG Focused                                    0.00%                     0.00%                       0.00%                  0.00%
 TS&W Small
   Cap Value                                    91.60%                     8.40%                       0.00%                  0.00%
 Dwight Intermediate
   Fixed Income Fund                             0.00%                    36.15%                      63.85%                  0.00%
 Analytic Disciplined
   Equity                                        0.00%                     0.00%                     100.00%                  0.00%
 Dwight Short Term
   Fixed Income                                  8.40%                     0.00%                      91.60%                  0.00%
 Clipper Focus Fund                             57.69%                    23.27%                      19.04%                  0.00%
 Heitman REIT
   Fund (4)                                     54.37%                    29.55%                      16.08%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      QUALIFYING
                                                                                                     FOR CORPORATE
                                                                                                       DIVIDENDS
                                                TAX-EXEMPT                    TOTAL                   RECEIVABLE
FUND                                             INTEREST                 DISTRIBUTIONS              DEDUCTION (1)
-----------------------------------------------------------------------------------------------------------------------------
 PBHG Emerging
   Growth Fund                                     0.00%                       0.00%                     0.00%
 PBHG Cash
   Reserves Fund                                   0.00%                     100.00%                     0.00%
 PBHG Growth Fund                                  0.00%                       0.00%                     0.00%
 PBHG Large Cap
   Growth Fund                                     0.00%                       0.00%                     0.00%
 PBHG Select
   Growth Fund                                     0.00%                       0.00%                     0.00%
 PBHG Technology
   Fund                                            0.00%                       0.00%                     0.00%
 PBHG Large Cap
   Concentrated Fund                               0.00%                       0.00%                     0.00%
 PBHG Strategic
   Small Company                                   0.00%                       0.00%                     0.00%
 PBHG Large Cap                                    0.00%                     100.00%                   100.00%
 PBHG Mid Cap                                      0.00%                     100.00%                    33.13%
 PBHG Small Cap                                    0.00%                       0.00%                     0.00%
 PBHG Focused                                      0.00%                       0.00%                     0.00%
 TS&W Small
   Cap Value                                       0.00%                     100.00%                    39.13%
 Dwight Intermediate
   Fixed Income Fund                               0.00%                     100.00%                     0.00%
 Analytic Disciplined
   Equity                                          0.00%                     100.00%                   100.00%
 Dwight Short Term
   Fixed Income                                    0.00%                     100.00%                     0.00%
 Clipper Focus Fund                                0.00%                     100.00%                   100.00%
 Heitman REIT
   Fund (4)                                        0.00%                     100.00%                     0.00%
-----------------------------------------------------------------------------------------------------------------------------



                                                QUALIFYING                  U.S.
                                                 DIVIDEND                GOVERNMENT
FUND                                            INCOME (2)              INTEREST (3)
-------------------------------------------------------------------------------------
 PBHG Emerging
   Growth Fund                                      0.00%                   0.00%
 PBHG Cash
   Reserves Fund                                    0.00%                   6.99%
 PBHG Growth Fund                                   0.00%                   0.00%
 PBHG Large Cap
   Growth Fund                                      0.00%                   0.00%
 PBHG Select
   Growth Fund                                      0.00%                   0.00%
 PBHG Technology
   Fund                                             0.00%                   0.00%
 PBHG Large Cap
   Concentrated Fund                                0.00%                   0.00%
 PBHG Strategic
   Small Company                                    0.00%                   0.00%
 PBHG Large Cap                                   100.00%                   0.00%
 PBHG Mid Cap                                      33.08%                   0.00%
 PBHG Small Cap                                     0.00%                   0.00%
 PBHG Focused                                       0.00%                   0.00%
 TS&W Small
   Cap Value                                       38.81%                   0.00%
 Dwight Intermediate
   Fixed Income Fund                                0.00%                   1.48%
 Analytic Disciplined
   Equity                                         100.00%                   0.45%
 Dwight Short Term
   Fixed Income                                     0.00%                   1.98%
 Clipper Focus Fund                               100.00%                   0.00%
 Heitman REIT
   Fund (4)                                         0.74%                   0.00%
-----------------------------------------------------------------------------------


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshhold requirements were not satisfied to permit exemption of these amounts from state income.

(4) All the Heitman REIT Fund disitribution information in the chart above is based on financial activity during the fund's 2004 calendar tax year.

PBHG FUNDS

                                  TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------
                                                            As of March 31, 2005

 The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser. In addition, John R. Bartholdson serves as a Trustee to Old Mutual Advisor Funds, a registered investment company advised by an affiliate of the Adviser. PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds are referred to in the table as the "Complex." Unless otherwise noted, all Trustees and Officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                       TERM OF                                            NUMBER OF
                                       OFFICE AND                                         PORTFOLIOS
                        POSITION       LENGTH         PRINCIPAL                           IN COMPLEX
                        HELD WITH      OF TIME        OCCUPATION(S) DURING                OVERSEEN        OTHER DIRECTORSHIPS
NAME AND AGE            THE FUND       SERVED         PAST 5 YEARS                        BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson         Chairman of    Trustee        Chief Executive Officer,            26              Trustee, The Victory
 (60)                   the Board      since 2005     New Century Living, Inc.                            Portfolios since 1992,
                                                      (older adult housing)                               The Victory Institutional
                                                      since 1992. Director,                               Funds since 2003 and The
                                                      Chimney Rock Winery LLC,                            Victory Variable
                                                      2000 to 2004, and Chimney                           Insurance Funds since
                                                      Rock Winery Corp                                    1998 (investment
                                                      (winery), 1985 to 2004.                             companies - 22 total
                                                                                                          portfolios). Trustee,
                                                                                                          PBHG Insurance Series
                                                                                                          Funds, since 2005.

------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson     Trustee        Trustee        Chief Financial Officer,            30              Director, The Triumph
(60)                                   since 1995     The Triumph Group, Inc.                             Group, Inc. since 1992.
                                                      (manufacturing) since                               Trustee, PBHG Insurance
                                                      1992.                                               Series Fund since 1997.
                                                                                                          Trustee, Old Mutual
                                                                                                          Advisor Funds, since
                                                                                                          2004. Trustee ING Clarion
                                                                                                          Real Estate Income Fund
                                                                                                          and ING Clarion Global
                                                                                                          Real Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards       Trustee        Trustee        Consultant, Syrus                   26              Trustee, EQ Advisors
 (58)                                  since 1995     Associates (business and                            (investment company-37
                                                      marketing consulting                                portfolios) since 1997.
                                                      firm), 1986 to 2002.                                Trustee, PBHG Insurance
                                                                                                          Series Fund, since 1997.

------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller        Trustee        Trustee        Senior Vice President,              26              Trustee, PBHG Insurance
 (70)                                  since 1995     Cherry & Webb, CWT                                  Series Fund, since 1997.
                                                      Specialty Stores, 1995 to
                                                      2000. Advisor and
                                                      Secretary, the Underwoman
                                                      Shoppes Inc. (retail
                                                      clothing stores) 1980 to
                                                      2002. Retired.

------------------------------------------------------------------------------------------------------------------------------------
 *  Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock**      President      President      Director, President and Chief
(48)                                   since          Executive Officer since 2004, Old
                                       2003           Mutual Capital, Inc. Trustee and
                                                      President since 2004, Old Mutual
                                                      Advisor Funds. Chief Executive
                                                      Officer, President and Director
                                                      since 2003 and Chief Operating
                                                      Officer in 2003, Liberty Ridge
                                                      Capital. Chief Executive Officer
                                                      and Trustee since 2003, Old Mutual
                                                      Investment Partners. Trustee since
                                                      2003, Old Mutual Fund Services.
                                                      Director since 2003, Old Mutual
                                                      Shareholder Services, Inc.
                                                      President since 2003, PBHG
                                                      Insurance Series Fund. President
                                                      and Chief Executive Officer from
                                                      1998 to 2003, Transamerica Capital,
                                                      Inc.

------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**       Vice           Vice           Vice President since 2001, Director
(41)                    President      President      of Sales and Marketing since 2004
                                       since 2005     and Director of Mutual Fund
                                                      Operations from 1996 to 2001,
                                                      Liberty Ridge Capital, Inc. Vice
                                                      President since 2003 and President
                                                      from 1999 to 2003, Old Mutual
                                                      Investment Partners. Vice President
                                                      since 2004, President from 1998 to
                                                      2004, Old Mutual Fund Services.
                                                      Vice President since 2004 and
                                                      President from 2001 to 2004, Old
                                                      Mutual Shareholder Services, Inc.
                                                      Treasurer, Chief Financial Officer
                                                      and Controller from 1997 to 2005
                                                      and Vice President since 2005, PBHG
                                                      Insurance Series Fund. Treasurer,
                                                      Chief Financial Officer and
                                                      Controller from 1997 to 2005, PBHG
                                                      Insurance Series Fund. Treasurer,
                                                      Chief Financial Officer and
                                                      Controller from 2004 to 2005, Old
                                                      Mutual Advisor Funds.


------------------------------------------------------------------------------------------------------------------------------------

PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------
As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------

                                               TERM OF
                                               OFFICE AND
                            POSITION           LENGTH                          PRINCIPAL
                            HELD WITH          OF TIME                         OCCUPATION(S) DURING
NAME AND AGE                THE FUND           SERVED                          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux          Senior Vice        Senior Vice President           Senior Vice President since 2005,
(61)                        President          since 2005. Employed for        PBHG Insurance Series Fund.
                                               an initial term of three        President since May 2002, EJV
                                               years and thereafter for        Financial Services, LLC. Director,
                                               successive one year terms       Deutsche Bank (and predecessor
                                               unless terminated prior         companies) and Executive Vice
                                               to the end of the then          President and Chief Administrative
                                               current term.                   Officer, Investment Company Capital
                                                                               Corp (registered investment advisor
                                                                               and registered transfer agent) from
                                                                               1987 to 2002.

------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**              Vice President     Vice President                  Chief Operating Officer since 2004,
(43)                        and Secretary      and Secretary                   Senior Vice President since 2001,
                                               since 1997                      and General Counsel and Secretary
                                                                               since 1996, Liberty Ridge Capital,
                                                                               Inc. Executive Vice President,
                                                                               Secretary and General Counsel since
                                                                               2004, Old Mutual Capital, Inc.
                                                                               Chief Operating Officer since 2004
                                                                               and General Counsel and Secretary
                                                                               since 1998, Old Mutual Investment
                                                                               Partners. General Counsel and
                                                                               Secretary since 1998, Old Mutual
                                                                               Fund Services. General Counsel and
                                                                               Secretary since 2001, Old Mutual
                                                                               Shareholder Services, Inc. Vice
                                                                               President and Secretary since 2004,
                                                                               Old Mutual Advisor Funds. Vice
                                                                               President and Secretary since 1997,
                                                                               PBHG Insurance Series Fund. General
                                                                               Counsel and Secretary from 1996 to
                                                                               2002, Pilgrim Baxter Value
                                                                               Investors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**           Vice               Vice President                  Vice President and Chief Compliance
(41)                        President          since 2001 and                  Officer since 2001, Liberty Ridge
                            and Chief          Chief Compliance                Capital, Inc. Vice President and
                            Compliance         Officer since 2004              Chief Compliance Officer since
                            Officer                                            2004, Old Mutual Capital, Inc. Vice
                                                                               President, Chief Compliance Officer
                                                                               and Registered Principal since
                                                                               2001, Old Mutual Investment
                                                                               Partners. Chief Compliance Officer
                                                                               since 2001, Old Mutual Fund
                                                                               Services. Chief Compliance Officer
                                                                               since 2001, Old Mutual Shareholder
                                                                               Services, Inc. Vice President and
                                                                               Chief Compliance Officer since
                                                                               2004, Old Mutual Advisor Funds.
                                                                               Vice President since 2001 and Chief
                                                                               Compliance Officer since 2004, PBHG
                                                                               Insurance Series Fund. Chief
                                                                               Compliance Officer from 2001 to
                                                                               2002, Pilgrim Baxter Value
                                                                               Investors, Inc. Chief Compliance
                                                                               Officer from 2001 to 2003, Pilgrim
                                                                               Baxter Private Equity Advisor.
                                                                               Various compliance related
                                                                               positions including Vice President
                                                                               and Deputy Compliance Director from
                                                                               1995 to 2001, Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**     Vice President     Vice President and              Senior Vice President, Deputy General
(44)                        and Assistant      Assistant Secretary             Counsel and Assistant Secretary since
                            Secretary          since 2002                      2004, Old Mutual Capital, Inc. Deputy
                                                                               General Counsel since 2004, Vice
                                                                               President and Assistant Secretary since
                                                                               2001 and Senior Legal Counsel from 2001
                                                                               to 2004, Liberty Ridge Capital, Inc.
                                                                               Senior Vice President and Deputy General
                                                                               Counsel since 2004, Assistant Secretary
                                                                               since 2001 and Senior Legal Counsel and
                                                                               Vice President from 2001 to 2004, Old
                                                                               Mutual Investment Partners. Senior Vice
                                                                               President and Deputy General Counsel
                                                                               since 2004, Assistant Secretary since
                                                                               2001 and Senior Legal Counsel and Vice
                                                                               President from 2001 to 2004, Old Mutual
                                                                               Fund Services. Senior Vice President and
                                                                               Deputy General Counsel since 2004,
                                                                               Assistant Secretary since 2001 and
                                                                               Senior Legal Counsel and Vice President
                                                                               from 2001 to 2004, Old Mutual
                                                                               Shareholder Services, Inc. Vice
                                                                               President and Assistant Secretary since
                                                                               2004, Old Mutual Advisor Funds. Vice
                                                                               President and Assistant Secretary since
                                                                               2001, PBHG Insurance Series Fund. Senior
                                                                               Counsel and Assistant Secretary from
                                                                               2001 to 2002, Pilgrim Baxter Value
                                                                               Investors, Inc. Director and Senior
                                                                               Counsel from 1997 to 2001, Merrill Lynch
                                                                               Investment Managers, L.P. and Princeton
                                                                               Administrators, L.P. and holding various
                                                                               other positions with these companies
                                                                               from 1991 to 1997. Secretary of various
                                                                               Merrill Lynch and Mercury open-end
                                                                               funds, as well as Somerset Exchange Fund
                                                                               and The Europe Fund, Inc. until December
                                                                               2001.

------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner**         Treasurer,         Treasurer,                      Fund Administration Manager since 2000,
(34)                        Chief              Chief Financial                 Liberty Ridge Capital, Inc. and Old
                            Financial          Officer,                        Mutual Fund Services. Treasurer, Chief
                            Officer,           Controller                      Financial Officer and Controller since
                            Controller         since 2005                      2005 and Assistant Treasurer from 2000
                                                                               to 2005, PBHG Insurance Series Fund.
                                                                               Assistant Treasurer from 2000 to 2005,
                                                                               PBHG Insurance Series Fund. Assistant
                                                                               Treasurer since 2004, Old Mutual Advisor
                                                                               Funds. Fund Accounting Manager from 1997
                                                                               to 2000, SEI Investments Mutual Funds
                                                                               Services.

------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**        Assistant          Assistant Treasurer             Fund Administration Associate since
(32)                        Treasurer          since 2001                      2001, Liberty Ridge Capital, Inc. and
                                                                               Old Mutual Fund Services. Assistant
                                                                               Treasurer since 2004, Old Mutual Advisor
                                                                               Funds. Assistant Treasurer since 2001,
                                                                               PBHG Insurance Series Fund. Fund
                                                                               Accounting Supervisor from 1999 to 2001
                                                                               and Fund Accountant from 1998 to 1999,
                                                                               PFPC Inc.

------------------------------------------------------------------------------------------------------------------------------------
Michael E. Dresnin**        Assistant          Assistant                       Assistant Vice President, Legal Counsel
(32)                        Secretary          Secretary                       and Assistant Secretary since 2004 for
                                               Since 2004                      Liberty Ridge Capital, Inc., Old Mutual
                                                                               Investment Partners, Old Mutual Fund
                                                                               Services and Old Mutual Shareholder
                                                                               Services, Inc. Assistant Secretary of
                                                                               PBHG Insurance Series Fund and Old
                                                                               Mutual Advisor Funds since 2005.
                                                                               Associate from 1998 to 2004, Drinker
                                                                               Biddle & Reath LLP (law firm).

------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG FUNDS

                                         DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The following example does not reflect transactional costs applicable to Class A and Class C shares that you may incur in purchasing or selling fund shares, including sales charges (loads) or redemption fees.

The table below illustrates your fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the six month period ended March 31, 2005. The "Expenses Paid During Six Month Period" column shows the acutal expenses incurred on a $1,000 investment in the fund, and the "Ending Account Value" number is derived by deducting that expense amount from the "Beginning Account Value" and adding or subtracting the gain or loss from investing activity.

You can use this information, together with the actual value of your investment in the fund, to estimate the expenses you paid over that same six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Six Month Period".

o HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year and that the expense ratio "Annualized Expense Ratios for the Six Month Period" for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Six Month Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown do not apply to your specific investment. The hypothetical return does not reflect transactional costs applicable to Class A and Class C shares. Therefore, the hypothetical return is useful only in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that charge transactional costs. In addition, if transactional costs were included for Class A and Class C shares, your costs would have been higher.

                                                                                               ANNUALIZED                EXPENSES
                                              BEGINNING                 ENDING                   EXPENSE                   PAID
                                               ACCOUNT                  ACCOUNT                  RATIOS                   DURING
                                                VALUE                    VALUE                 FOR THE SIX               SIX MONTH
                                               10/1/04                  3/31/05               MONTH PERIOD                PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                         $1,000.00                $1,118.90                   1.44%                  $  7.61
  Hypothetical 5% Return                      1,000.00                 1,017.75                   1.44                      7.24

------------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                 1,117.50                   1.69                      8.92
  Hypothetical 5% Return                      1,000.00                 1,016.50                   1.69                      8.50

------------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                 1,112.90                   2.44                     12.85
  Hypothetical 5% Return                      1,000.00                 1,012.76                   2.44                     12.24

------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                 1,099.40                   1.38                      7.22
  Hypothetical 5% Return                      1,000.00                 1,018.05                   1.38                      6.94

------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                 1,097.90                   1.63                      8.53
  Hypothetical 5% Return                      1,000.00                 1,016.80                   1.63                      8.20

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               ANNUALIZED                EXPENSES
                                              BEGINNING                  ENDING                  EXPENSE                   PAID
                                               ACCOUNT                  ACCOUNT                  RATIOS                   DURING
                                                VALUE                    VALUE                 FOR THE SIX               SIX MONTH
                                               10/1/04                  3/31/05               MONTH PERIOD                PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                         $1,000.00                $1,097.80                   1.63%                  $  8.53
  Hypothetical 5% Return                      1,000.00                 1,016.80                   1.63                      8.20

------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                 1,093.70                   2.38                     12.42
  Hypothetical 5% Return                      1,000.00                 1,013.06                   2.38                     11.94

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                   968.90                   1.46                      7.17
  Hypothetical 5% Return                      1,000.00                 1,017.65                   1.46                      7.34

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                   967.90                   1.71                      8.39
  Hypothetical 5% Return                      1,000.00                 1,016.40                   1.71                      8.60

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                          1,000.00                   967.50                   1.71                      8.39
  Hypothetical 5% Return                      1,000.00                 1,016.40                   1.71                      8.60

------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

PBHG FUNDS

--------------------------------------------------------------------------------

                                                                                            ANNUALIZED                   EXPENSES
                                           BEGINNING                 ENDING                   EXPENSE                      PAID
                                            ACCOUNT                  ACCOUNT                  RATIOS                      DURING
                                             VALUE                    VALUE                 FOR THE SIX                  SIX MONTH
                                            10/1/04                  3/31/05               MONTH PERIOD                   PERIOD*

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                      $1,000.00                $  964.40                   2.46%                      $12.05
  Hypothetical 5% Return                   1,000.00                 1,012.67                   2.46                        12.34

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,006.80                   1.31                         6.55
  Hypothetical 5% Return                   1,000.00                 1,018.40                   1.31                         6.59

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,005.30                   1.56                         7.80
  Hypothetical 5% Return                   1,000.00                 1,017.15                   1.56                         7.85

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,005.30                   1.56                         7.80
  Hypothetical 5% Return                   1,000.00                 1,017.15                   1.56                         7.85

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,001.10                   2.31                        11.52
  Hypothetical 5% Return                   1,000.00                 1,013.41                   2.31                        11.60

------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Growth Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,008.10                   1.53                         7.66
  Hypothetical 5% Return                   1,000.00                 1,017.30                   1.53                         7.70

------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Growth Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,006.60                   1.78                         8.90
  Hypothetical 5% Return                   1,000.00                 1,016.06                   1.78                         8.95

------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Growth Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,003.10                   2.53                        12.63
  Hypothetical 5% Return                   1,000.00                 1,012.32                   2.53                        12.69

------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,138.50                   1.50                         8.00
  Hypothetical 5% Return                   1,000.00                 1,017.45                   1.50                         7.54

------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,136.80                   1.75                         9.32
  Hypothetical 5% Return                   1,000.00                 1,016.21                   1.75                         8.80

------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,137.30                   1.75                         9.33
  Hypothetical 5% Return                   1,000.00                 1,016.21                   1.75                         8.80

------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,133.00                   2.50                        13.29
  Hypothetical 5% Return                   1,000.00                 1,012.47                   2.50                        12.54

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            ANNUALIZED                   EXPENSES
                                           BEGINNING                 ENDING                   EXPENSE                      PAID
                                            ACCOUNT                  ACCOUNT                  RATIOS                      DURING
                                             VALUE                    VALUE                 FOR THE SIX                  SIX MONTH
                                            10/1/04                  3/31/05               MONTH PERIOD                   PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                      $1,000.00                $1,100.60                   1.27%                     $  6.65
  Hypothetical 5% Return                   1,000.00                 1,018.60                   1.27                         6.39

------------------------------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,098.90                   1.52                         7.95
  Hypothetical 5% Return                   1,000.00                 1,017.35                   1.52                         7.64

------------------------------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,094.60                   2.27                        11.85
  Hypothetical 5% Return                   1,000.00                 1,013.61                   2.27                        11.40

------------------------------------------------------------------------------------------------------------------------------------
PBHG Focused Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,108.40                   1.47                         7.73
  Hypothetical 5% Return                   1,000.00                 1,017.60                   1.47                         7.39

------------------------------------------------------------------------------------------------------------------------------------
PBHG Focused Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,107.50                   1.72                         9.04
  Hypothetical 5% Return                   1,000.00                 1,016.36                   1.72                         8.65

------------------------------------------------------------------------------------------------------------------------------------
PBHG Focused Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,102.80                   2.47                        12.95
  Hypothetical 5% Return                   1,000.00                 1,012.62                   2.47                        12.39

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,042.10                   1.19                         6.06
  Hypothetical 5% Return                   1,000.00                 1,019.00                   1.19                         5.99

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,041.00                   1.44                         7.33
  Hypothetical 5% Return                   1,000.00                 1,017.75                   1.44                         7.24

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,040.70                   1.44                         7.33
  Hypothetical 5% Return                   1,000.00                 1,017.75                   1.44                         7.24

------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,037.30                   2.19                        11.12
  Hypothetical 5% Return                   1,000.00                 1,014.01                   2.19                        11.00

------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,115.90                   1.31                         6.91
  Hypothetical 5% Return                   1,000.00                 1,018.40                   1.31                         6.59

------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,114.40                   1.56                         8.22
  Hypothetical 5% Return                   1,000.00                 1,017.15                   1.56                         7.85

------------------------------------------------------------------------------------------------------------------------------------

PBHG FUNDS


                                                                                         ANNUALIZED                   EXPENSES
                                        BEGINNING                 ENDING                   EXPENSE                      PAID
                                         ACCOUNT                  ACCOUNT                  RATIOS                      DURING
                                          VALUE                    VALUE                 FOR THE SIX                  SIX MONTH
                                         10/1/04                  3/31/05               MONTH PERIOD                   PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                   $1,000.00                $1,114.40                   1.56%                     $  8.22
  Hypothetical 5% Return                1,000.00                 1,017.15                   1.56                         7.85

------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,110.60                   2.31                        12.16
  Hypothetical 5% Return                1,000.00                 1,013.41                   2.31                        11.60

------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,145.20                   1.50                         8.02
  Hypothetical 5% Return                1,000.00                 1,017.45                   1.50                         7.54

------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,143.80                   1.75                         9.35
  Hypothetical 5% Return                1,000.00                 1,016.21                   1.75                         8.80

------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,144.00                   1.75                         9.35
  Hypothetical 5% Return                1,000.00                 1,016.21                   1.75                         8.80

------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,139.90                   2.50                        13.34
  Hypothetical 5% Return                1,000.00                 1,012.47                   2.50                        12.54

------------------------------------------------------------------------------------------------------------------------------------
Clipper Focus Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,063.70                   1.42                         7.31
  Hypothetical 5% Return                1,000.00                 1,017.85                   1.42                         7.14

------------------------------------------------------------------------------------------------------------------------------------
Clipper Focus Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,062.80                   1.67                         8.59
  Hypothetical 5% Return                1,000.00                 1,016.60                   1.67                         8.40

------------------------------------------------------------------------------------------------------------------------------------
Clipper Focus Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,062.80                   1.67                         8.59
  Hypothetical 5% Return                1,000.00                 1,016.60                   1.67                         8.40

------------------------------------------------------------------------------------------------------------------------------------
Clipper Focus Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,058.90                   2.42                        12.42
  Hypothetical 5% Return                1,000.00                 1,012.86                   2.42                        12.14

------------------------------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,157.70                   1.50                         8.07
  Hypothetical 5% Return                1,000.00                 1,017.45                   1.50                         7.54

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         ANNUALIZED                   EXPENSES
                                        BEGINNING                  ENDING                  EXPENSE                      PAID
                                         ACCOUNT                  ACCOUNT                  RATIOS                      DURING
                                          VALUE                    VALUE                 FOR THE SIX                  SIX MONTH
                                         10/1/04                  3/31/05               MONTH PERIOD                   PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                   $1,000.00                $1,155.90                   1.75%                     $  9.41
  Hypothetical 5% Return                1,000.00                 1,016.21                   1.75                         8.80

------------------------------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,151.80                   2.50                        13.41
  Hypothetical 5% Return                1,000.00                 1,012.47                   2.50                        12.54

------------------------------------------------------------------------------------------------------------------------------------
Heitman REIT Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,078.10                   1.30                         6.74
  Hypothetical 5% Return                1,000.00                 1,018.45                   1.30                         6.54

------------------------------------------------------------------------------------------------------------------------------------
Heitman REIT Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,077.10                   1.55                         8.03
  Hypothetical 5% Return                1,000.00                 1,017.20                   1.55                         7.80

------------------------------------------------------------------------------------------------------------------------------------
Heitman REIT Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,076.90                   1.55                         8.03
  Hypothetical 5% Return                1,000.00                 1,017.20                   1.55                         7.80

------------------------------------------------------------------------------------------------------------------------------------
Heitman REIT Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,073.30                   2.30                        11.89
  Hypothetical 5% Return                1,000.00                 1,013.46                   2.30                        11.55

------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,049.40                   1.66                         8.48
  Hypothetical 5% Return                1,000.00                 1,016.65                   1.66                         8.35

------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,047.90                   1.91                         9.75
  Hypothetical 5% Return                1,000.00                 1,015.41                   1.91                         9.60

------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,048.60                   1.91                         9.76
  Hypothetical 5% Return                1,000.00                 1,015.41                   1.91                         9.60

------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,043.80                   2.66                        13.55
  Hypothetical 5% Return                1,000.00                 1,011.67                   2.66                        13.34

------------------------------------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                    1,000.00                 1,010.50                   0.85                         4.26
  Hypothetical 5% Return                1,000.00                 1,020.69                   0.85                         4.28

------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

PBHG FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) -- Concluded
--------------------------------------------------------------------------------

                                                                                         ANNUALIZED                EXPENSES
                                           BEGINNING                 ENDING                EXPENSE                   PAID
                                            ACCOUNT                  ACCOUNT               RATIOS                   DURING
                                             VALUE                    VALUE              FOR THE SIX               SIX MONTH
                                            10/1/04                  3/31/05            MONTH PERIOD                PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                      $1,000.00                $1,009.30                1.10%                    $5.51
  Hypothetical 5% Return                   1,000.00                 1,019.45                1.10                      5.54

------------------------------------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,005.50                1.85                      9.25
  Hypothetical 5% Return                   1,000.00                 1,015.71                1.85                      9.30

------------------------------------------------------------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                   999.10                0.73                      3.64
  Hypothetical 5% Return                   1,000.00                 1,021.29                0.73                      3.68

------------------------------------------------------------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                   998.80                0.98                      4.88
  Hypothetical 5% Return                   1,000.00                 1,020.04                0.98                      4.94

------------------------------------------------------------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                   998.80                0.98                      4.88
  Hypothetical 5% Return                   1,000.00                 1,020.04                0.98                      4.94

------------------------------------------------------------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                   996.40                1.48                      7.37
  Hypothetical 5% Return                   1,000.00                 1,017.55                1.48                      7.44

------------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves Fund - PBHG Class
------------------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                       1,000.00                 1,007.10                0.77                      3.85
  Hypothetical 5% Return                   1,000.00                 1,021.09                0.77                      3.88

------------------------------------------------------------------------------------------------------------------------------------

PBHG FUNDS

                                        APPROVAL OF INVESTMENT ADVISORY CONTRACT
--------------------------------------------------------------------------------


In approving the continuance of the investment advisory agreement between the Trust, with respect to each Fund, and Liberty Ridge Capital, the Board of Trustees considered factors generally applicable to Liberty Ridge Capital as well as factors particular to each Fund. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory
Agreement:

The Trustees considered the following factors generally applicable to Liberty Ridge Capital:

o Governance matters -- The Trustees weighed favorably that Liberty Ridge Capital had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain Funds.

o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of Liberty Ridge Capital to encourage frequent trading in certain Funds and to allow exchanges beyond the limits provided for in the Funds' prospectuses. The Trustees also considered the steps taken by Liberty Ridge Capital to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at Liberty Ridge Capital, hiring additional compliance staff, and revising Liberty Ridge Capital's policies and procedures with respect to personal trading.

     The Trustees were satisfied that the resignation of the former principals of Liberty Ridge Capital and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, Liberty Ridge Capital had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, Liberty Ridge Capital, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

o Nature and extent of services -- The Trustees were satisfied that Liberty Ridge Capital was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Funds. The Trustees also considered Liberty Ridge Capital's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as Liberty Ridge Capital's proprietary research system. In addition, the Trustees also favorably considered that Liberty Ridge Capital continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

o Performance -- While concerned about the long-term underperformance of certain Funds, the Trustees were satisfied that Liberty Ridge Capital, with the assistance of a third-party consultant (the "Consultant"), had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming Fund managers where necessary and appropriate. The Trustees favorably weighed Liberty Ridge Capital's realignment of Fund manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by Liberty Ridge Capital on its proprietary research system to assist Fund managers with stock selection.

o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by Liberty Ridge Capital to its non-investment company clients. The Trustees also considered the considerable reduction in Liberty Ridge Capital's operating profits over the last year and viewed favorably that Liberty Ridge Capital had committed to renew the Expense Limitation Agreement with the Trust, on behalf of certain Funds, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that Liberty Ridge Capital had substantially curtailed the use of Fund brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in Liberty Ridge Capital's expenses. The Trustees also concluded that, despite the reduction in operating profits, Liberty Ridge Capital remained a financially viable organization, noting in particular Old Mutual's commitment to Liberty Ridge Capital. The Trustees also reviewed the information provided by Liberty Ridge Capital about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Funds was more extensive than the services provided to these other clients.

o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by Liberty Ridge Capital and its parent to retain key executives, Fund managers and other employees and to attract new, qualified employees.

o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by Liberty Ridge Capital and the potential savings to shareholders as Fund asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Fund assets reached meaningful levels.

o Benefits derived by Liberty Ridge Capital from its relationship with the Funds -- The Trustees considered the fall-out benefits to Liberty Ridge Capital, including Liberty Ridge Capital's increased visibility in the investment community. The Trustees also considered Liberty Ridge Capital's ability to obtain research and brokerage services through soft-dollars generated by Fund brokerage transactions and the benefits to Liberty Ridge Capital therefrom, which may benefit Liberty Ridge Capital's clients other than the Funds. The Trustees also weighed the benefits to affiliates of Liberty Ridge Capital, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with Old Mutual Investment Partners, which, although not profitable, created further visibility for Liberty Ridge Capital and its parent, Old Mutual.

With respect to each Fund, the Trustees considered the following matters:

o PBHG GROWTH FUND--The Fund's short, medium, and long-term performance were significantly below the median of its peer group and its advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Growth Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's decision to replace the Growth Fund's current Fund manager with a Fund manager who had a better performance track record managing another small-cap growth product, and also to strengthen the investment research staff.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered that there had been no material compliance violations with respect to the Growth Fund during the prior calendar year, other than the frequent trading violations previously discussed.

--------------------------------------------------------------------------------

PBHG FUNDS

--------------------------------------------------------------------------------


     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the fee levels, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG EMERGING GROWTH FUND -- The Fund's short-term performance was below the median of its peer group and its medium and long-term performance were significantly below the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Emerging Growth Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's proposal to merge this Fund into the Strategic Small Company Fund and, in the interim, to replace the Emerging Growth Fund's current Fund manager with a more seasoned Fund manager.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that the investment advisory fee was higher than the median for comparable Funds, although the Fund's overall expense ratio was in line with the Fund's peer group average. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital applicable to both the Emerging Growth Fund and the Strategic Small Company Fund into which the Emerging Growth Fund would be merged, subject to shareholder approval. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Emerging Growth Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG LARGE CAP GROWTH CONCENTRATED FUND -- The Fund's short-term performance was close to the median and medium-term performance was below the median, while its long-term performance were significantly above the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Large Cap Growth Concentrated Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's decision to address the short and medium term underperformance by replacing the current Fund management team with a single Fund manager and by strengthening the investment research staff. The Trustees also favorably viewed Liberty Ridge Capital's proposal to merge the Select Growth Fund into the Large Cap Growth Concentrated Fund.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Fund, primarily from net redemptions, had contributed to an increase in the Fund's overall expense ratio and had reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Large Cap Growth Concentrated Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG LARGE CAP GROWTH FUND -- The Fund's short and medium-term performance was close to the median, and its long-term performance were significantly above the median of its peer group. The Fund's advisory fees were higher than its peers, which the Trustees considered the main area of concern with respect to the Large Cap Growth Fund. With respect to performance, the Trustees favorably weighed the above par long-term performance of the Fund as well as Liberty Ridge Capital's decision to replace the Large Cap Growth Fund's current Fund manager team with a single Fund manager and to strengthen the investment research staff.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Fund, primarily from net redemptions, had contributed to an increase in the Fund's overall expense ratio and had reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Large Cap Growth Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG SELECT GROWTH FUND -- The Fund's short and medium-term performance was significantly below the median, and its long-term performance was below the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Select Growth Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's proposal to merge this fund into the Large Cap Growth Concentrated Fund and, in the interim, to replace the Select Growth Fund's current Fund manager team with a single Fund manager.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital applicable to both the Select Growth Fund and the Large Cap Growth Concentrated Fund into which the Select Growth Fund would be merged, subject to shareholder approval. The Trustees noted that these reductions and fee breakpoints, as previously discussed, instituted a

PBHG FUNDS


     framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had resulted in an increase in the Fund's overall expense ratio and had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Select Growth Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG STRATEGIC SMALL COMPANY FUND -- The Fund's short and medium-term performance was below the median, although its long-term performance was significantly above the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Strategic Small Company Fund. With respect to performance, the Trustees favorably weighed the above par long-term performance and Liberty Ridge Capital's decision to address the short and medium term underperformance by strengthening the investment research staff. The Trustees also favorably considered Liberty Ridge Capital's proposal to merge the Emerging Growth Fund into the Fund.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had resulted in an increase in the Fund's overall expense ratio and had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees also considered the fact that there had been no material compliance violations with respect to the Strategic Small Company Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the short and medium-term performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG FOCUSED FUND -- The Trustees considered short and medium-term performance of the Fund, which was close to the median of its peer group, as a positive element for shareholders of this Fund. However, advisory fees and expense ratios higher than the Fund's peers was the principal area of concern with respect to the Focused Fund.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had resulted in an increase in the Fund's overall expense ratio and had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Focused Fund during the prior calendar year.

     The Board concluded that in view of the performance of the Fund that was close to the median of its peer group, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee is appropriate and the investment advisory agreement should be renewed.

o PBHG LARGE CAP FUND -- The Fund's short-term performance was below the median and medium-term performance was close to the median, while its long-term performance was significantly above the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Large Cap Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's proposal to merge this Fund into the Focused Fund and, in the interim, to replace the Fund's current Fund manager.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital applicable to both the Large Cap Fund and the Focused Fund into which the Large Cap Fund will be merged, subject to shareholder approval. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had resulted in an increase in the Fund's overall expense ratio and had significantly reduced the total investment advisory fee paid by the Fund although the advisory fee structure had remained constant until the last quarter of the year. The Trustees also considered the fact that there had been no material compliance violations with respect to the Large Cap Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the investment management of this Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG MID CAP FUND -- The Trustees favorably weighed the short and medium-term performance which were above the median and the long-term performance which was significantly above the median of its peer group, as well as Liberty Ridge Capital's decision to strengthen the investment research staff. However, advisory fees and expense ratios higher than the Fund's peers was the Trustees' principal area of concern with respect to the Mid Cap Fund.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Fund, primarily from net redemptions, had reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid Cap Fund during the prior calendar year.

PBHG FUNDS

APPROVAL OF INVESTMENT ADVISORY CONTRACT -- Concluded
--------------------------------------------------------------------------------


     The Board concluded that in view of the good investment performance of this Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee is appropriate and the investment advisory agreement should be renewed.

o PBHG SMALL CAP FUND--The Fund's short and medium-term performance were below the median of its peer group, although its long-term performance was close to the median. The Fund's advisory fees and expense ratios were higher than the Fund's peers. The Trustees considered these as the principal areas of concern with respect to the Small Cap Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's decision to replace the Fund's current Fund manager team with a single Fund manager and also to strengthen the investment research staff.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the significant decrease in the total assets of the Fund, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o PBHG TECHNOLOGY & COMMUNICATIONS FUND -- The Fund's short-term performance was below the median, and its medium and long-term performance were significantly below the median of its peer group. The Fund's advisory fees were higher than its peers. The Trustees considered these as the two main areas of concern with respect to the Technology & Communications Fund. With respect to performance, the Trustees favorably weighed Liberty Ridge Capital's decision to replace the Technology & Communications Fund's current Fund manager team with a single Fund manager.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the investment advisory fee and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Fund, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Fund, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Fund during the prior calendar year.

     The Board concluded that in view of the corrective measures that Liberty Ridge Capital had undertaken to address the performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

o ANALYTIC DISCIPLINED EQUITY FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Analytic Investors, Inc. ("Analytic"), the sub-adviser to the Fund. The Trustees considered advisory fees higher than the Fund's peers the main area of concern with respect to the Fund.

     With respect to performance, the Trustees favorably weighed the Fund's short and medium-term performance which was close to the median of its peer group and its long-term performance, which was generally in line with the Fund's benchmark and above the median of the Fund's peer group. With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the overall investment advisory fee (not the sub-advisory fee) and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to Analytic. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Analytic Disciplined Equity Fund during the prior calendar year.

     The Board concluded that in view of the standard level of performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o CLIPPER FOCUS FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Pacific Financial Research, Inc. ("PFR"), the sub-adviser to the Fund. The Trustees considered lagging short-term performance of the Fund and advisory fees higher than the Fund's peers the two main areas of concern with respect to the Clipper Focus Fund.

     With respect to performance, the Trustees considered that while the Fund's short-term performance was significantly below the median of its peer group, its medium to long-term performance was significantly above the median of its peer group. With respect to advisory fees, the Trustees noted that the Consultant report had indicated that both the overall investment advisory fee (not the sub-advisory fee) and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to PFR. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Clipper Focus Fund during the prior calendar year.

     The Board concluded that in view of the excellent long term performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o TS&W SMALL CAP VALUE FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Thompson Seigel & Walmsley, Inc. ("TS&W"), the sub-adviser to the Fund. The Trustees favorably considered the short and medium-term performance of the Fund which was significantly above the median of its peer group. The Trustees also noted that TS&W had recommended that the Fund be closed to new investors because of capacity issues in TS&W's small cap value strategy, which included the Fund's assets.

--------------------------------------------------------------------------------

PBHG FUNDS


     The Trustees noted that advisory fees were higher than the Fund's peers, which was the main area of concern with respect to the Fund. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to TS&W. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the TS&W Small Cap Value Fund during the prior calendar year.

     The Board concluded that in view of the excellent short and medium-term performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o HEITMAN REIT FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Heitman Real Estate Securities LLC ("Heitman"), the sub-adviser to the Fund. The Trustees favorably weighed the short, medium and long-term performance of the Fund which was above the median of its peer group.

     With respect to advisory fees, the Trustees noted that the Fund's advisory fees were higher than its peers, which was the main area of concern with respect to the Fund. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to Heitman. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Heitman REIT Fund during the prior calendar year.

     The Board concluded that in view of the excellent performance of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o DWIGHT INTERMEDIATE FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight Asset Management Company ("Dwight"), the sub-adviser to the Fund. The Trustees noted that the Fund had commenced operations in July, 2003 and therefore did not have a long performance record to assess, however its one year performance record was significantly above the median of its peer group.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the overall investment advisory fee (not the sub-advisory fee) and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to Dwight.

     The Board concluded that in view of the level of services provided to the Fund and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o DWIGHT SHORT TERM FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight, the sub-adviser to the Fund. The Trustees noted that the Fund had commenced operations as a short-term fixed income fund in September, 2004, after converting from its prior stable value structure, and therefore did not have a performance record to assess.

     With respect to advisory fees, the Trustees noted that the Consultant's report had indicated that both the overall investment advisory fee (not the sub-advisory fee) and the Fund's overall expense ratio were higher than the median for comparable Funds. The Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to Dwight. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Dwight Short Term Fixed Income Fund during the prior calendar year.

     The Board concluded that in view of the level of services provided to the Fund and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

o PBHG CASH RESERVES FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Wellington Management Company, LLP ("Wellington"), the sub-adviser to the Fund. The Trustees noted that the Fund is a money market fund that primarily provides a short-term investment option for PBHG Funds' retail shareholders. The Trustees considered advisory fees higher than the Fund's peers the main area of concern with respect to Cash Reserves Fund. With respect to performance, the Trustees noted that the Fund's short, medium and long-term performance was below the median of its peer group; however, they acknowledged that the Fund was being managed within the conservative parameters requested by the Board.

     With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction and fee breakpoints proposed by Liberty Ridge Capital, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees noted that these changes would impact Liberty Ridge Capital's portion of the Fund's investment advisory fee without reducing the sub-advisory fee payable by Liberty Ridge Capital to Wellington. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Cash Reserves Fund during the prior calendar year.

     The Board concluded that in view of the standard level of performance and the stable NAV of the Fund, the level of services provided to the Fund, and the level of fees, including the recent administrative fee reductions, the investment advisory fee was appropriate and the investment advisory and sub-advisory agreements should be renewed.

PBHG FUNDS

                    [This page is intentionally left blank.]

[Logo omitted]

PBHG(R) FUNDS

P.O. Box 219534
Kansas City, MO 64121-9534

Investment Adviser:
Liberty Ridge Capital, Inc.

DISTRIBUTOR:
OLD MUTUAL INVESTMENT PARTNERS, MEMBER NASD

1.800.433.0051
WWW.PBHGFUNDS.COM

This annual report is intended for the information of PBHGFunds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM. Managers' comments are as of March 31, 2005, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that securities sold have not been repurchased. Additionally, it is noted that the securities purchased do not represent the Fund's entire portfolio and in the aggregate may represent a small percentage of a Fund's portfolio.

PBHG-ANNUAL2005
04-210, 5/2005

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer, which can be found at www.pbhgfunds.com/materials.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John R. Bartholdson who is "independent" as defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

         Fees billed by PricewaterhouseCoopers Related to the Trust

PricewaterhouseCoopers billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $ 381,000 (1)           N/A         $             0   $ 407,148 (1)           N/A         $             0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Relat$d            0   $             0   $             0   $             0   $             0   $             0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees   $             0   $             0   $             0   $             0   $             0   $             0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $             0   $             0   $             0   $             0   $             0   $             0
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. 2005 Audit Fees include audit fees of $377,000 and fees for N-1a related consent issuances of $4,000. 2004 Audit Fees include audit fees ($344,648), fees for additional scope for market timing investigation ($39,000) and fees for consents issued for various N-1A and N-14 filings ($23,500).

(e)(1) Pursuant to its charter, The Audit Committee shall appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors. In selecting independent auditors for the Funds, the Joint Audit Committee may consider recommendations made by management. To the extent required by Section 10A of the Exchange Act, the Joint Audit Committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible no-audit services before they are provided to the Funds. Such preapproval may be granted by one or more members of the Joint Audit Committee, so long as any such member's decision to preapprove is presented to the full Joint Audit Committee, solely for information purposes, at its next scheduled meeting.

         The Joint Audit Committee shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

         Joint Audit Committee members shall evaluate the independent audit firm's performance and financial stability.

         In reviewing the recommendation of an independent auditor for the Funds, the Joint Audit Committee shall use the following standard of independence: "Whether a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the accountant is not capable of exercising objective and impartial judgment on all issues encompasses within the accountant's engagement."

         The Joint Audit Committee shall request form the independent auditors the information required to be considered by the Joint Audit Committee under Item 9 of Schedule 14A of the Exchange Act.

         The Joint Audit Committee shall request form the independent auditors a written statement describing all relationships between the auditors and the Funds, the investment adviser, the distributor and their appropriate corporate affiliates. The Joint Audit Committee shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
         Item 306 of Regulation S-K, and shall discuss with independent auditors their independence.

         The Joint Audit Committee shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisers or (iii) any person that controls, is controlled by or is under common control with such adviser and that provides services to the Funds, is compatible with maintaining the independent auditors' independence.



(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2005             2004
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 0 %               0 %

                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Tax Fees                           0 %               0 %
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                All Other Fees                     0 %               0 %

                ---------------------------- ----------------- ----------------


(f)

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(h) Not Applicable.


Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Schedule included under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to Open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11.   Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      PBHG Funds


                                      By:  /s/ David J. Bullock
                                      -----------------------------------------
                                      David J. Bullock, President and Principal
                                      Executive Officer
Date: June 6, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By:  /s/ David J. Bullock
                                      -----------------------------------------
                                      David J. Bullock, President and Principal
                                      Executive Officer
Date: June 6, 2005


                                      By:  /s/ Stephen F. Panner
                                      ------------------------------------------
                                      Stephen F. Panner, Treasurer and Principal
                                      Financial Officer
Date: June 6, 2005